As filed with the Securities and Exchange Commission on February 26, 2016

REGISTRATION NO. 033-63560 and 811-7762

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933                                         ☒

PRE-EFFECTIVE AMENDMENT NO.                                ☐

POST-EFFECTIVE AMENDMENT NO. 73                        ☒

AND/OR

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940                 ☒

AMENDMENT NO. 75                                                            ☒

(CHECK APPROPRIATE BOX OR BOXES)

FIRST EAGLE FUNDS

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

1345 AVENUE OF THE AMERICAS

NEW YORK, NY 10105

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 698-3300

SUZAN AFIFI

FIRST EAGLE FUNDS

1345 AVENUE OF THE AMERICAS

NEW YORK, NY 10105

(NAME AND ADDRESS OF AGENT FOR SERVICE)

COPY TO:

NATHAN J. GREENE, ESQ.

SHEARMAN & STERLING LLP

599 LEXINGTON AVENUE

NEW YORK, NY 10022

It is proposed that this filing will become effective (check appropriate box):

☐  immediately upon filing pursuant to paragraph (b)

☒ on March 1, 2016 pursuant to paragraph (b) of Rule 485

☐ 60 days after filing pursuant to paragraph (a)(1)

☐ on [ • ], 2015 pursuant to paragraph (a)(1) of Rule 485

☐ 75 days after filing pursuant to paragraph (a)(2)

☐ on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment

This filing under Rule 485(b) is the annual update relating to seven portfolios of the Registrant. The remaining portfolio is covered under a separate Rule 485(b) filing.

Prospectus	March 1, 2016

First Eagle Global Fund		First Eagle Global Income Builder Fund
Class A	SGENX	Class A	FEBAX
Class C	FESGX	Class C	FEBCX
Class I	SGIIX	Class I	FEBIX

First Eagle Overseas Fund		First Eagle High Yield Fund
Class A	SGOVX	Class A	FEHAX
Class C	FESOX	Class C	FEHCX
Class I	SGOIX	Class I	FEHIX

First Eagle U.S. Value Fund		First Eagle Fund of America
Class A	FEVAX	Class A	FEFAX
Class C	FEVCX	Class C	FEAMX
Class I	FEVIX	Class I	FEAIX
		Class Y	FEAFX
First Eagle Gold Fund
Class A	SGGDX
Class C	FEGOX
Class I	FEGIX

Advised by First Eagle Investment Management, LLC

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Thank you for your interest in First Eagle Funds (the “Trust” or “Funds”), managed by First Eagle Investment Management, LLC (“FEIM” or the “Adviser”). The Trust consists of eight portfolios, seven of which are described here: First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Yield Fund and First Eagle Fund of America. Information on the remaining portfolio of the Trust is provided in a separate prospectus.

John P. Arnhold is President and Trustee of the Trust. The portfolio management teams for First Eagle Funds listed in this Prospectus are as follows: Matthew McLennan and Kimball Brooker, Jr. manage First Eagle Global Fund and First Eagle Overseas Fund; Matthew McLennan, Kimball Brooker, Jr. and Matthew Lamphier manage First Eagle U.S. Value Fund; Matthew McLennan and Thomas Kertsos manage First Eagle Gold Fund; Giorgio Caputo, Robert Hordon, Edward Meigs and Sean Slein manage First Eagle Global Income Builder Fund; Edward Meigs and Sean Slein manage First Eagle High Yield Fund; and Harold Levy and Eric Stone of Iridian Asset Management LLC, a subadviser retained by FEIM, have responsibility for the day-to-day management of First Eagle Fund of America and are assisted by their colleague Portfolio Manager David Cohen.

Useful Shareholder Information	Back Cover

First Eagle Global Fund

Summary Information

Investment Objective

First Eagle Global Fund (“Global Fund”) seeks long-term growth of capital by investing in a range of asset classes from markets in the United States and throughout the world.

Fees and Expenses of the Global Fund

The following information describes the fees and expenses you may pay if you buy and hold shares of the Global Fund.

You may qualify for sales charge discounts if you, together with certain related accounts, invest, or agree to invest in the future, at least $25,000 in the Global Fund. Information about these and other discounts is available from your financial professional and in the How to Purchase Shares and Public Offering Price of Class A Shares sections on pages 68 and 73, respectively.

	Class A		Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on Purchases (as a percentage of public offering price)	5.00		None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of your purchase or redemption price)	1.00	*	1.00	None
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Management Fees	0.75		0.75	0.75

Distribution and/or Service (12b-1) Fees	0.25		1.00	None

Other Expenses**	0.11		0.11	0.09
Total Annual Operating Expenses (%)	1.11		1.86	0.84
*	A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.

**	“Other Expenses” shown reflect actual expenses for the Fund for the fiscal year ended October 31, 2015.
4First Eagle Funds | Prospectus | March 1, 2016

Global Fund

Example

The following example is intended to help you compare the cost of investing in the Global Fund with the cost of investing in other mutual funds. This hypothetical example assumes you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem all shares at the end of those periods. The example also assumes the average annual return is 5% and operating expenses remain the same. Please keep in mind your actual costs may be higher or lower.

Share Status	1 Year	3 Years	5 Years	10 Years
Class A
Sold or Held	$608	$835	$1,081	$1,784

Class C (shares have a one year contingent deferred sales charge)
Sold	$289	$585	$1,006	$2,180

Held	$189	$585	$1,006	$2,180

Class I
Sold or Held	$86	$268	$466	$1,037

Portfolio Turnover Rate

The Global Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 11.28% of the average value of its portfolio.

Principal Investment Strategies

To achieve its objective of long-term capital growth, the Global Fund will normally invest its assets primarily in common stocks (and securities convertible into common stocks) of U.S. and foreign companies.

Investment decisions for the Fund are made without regard to the capitalization (size) of the companies in which it invests. The Fund may invest in any size company, including large, medium and smaller companies. The Fund may also invest in fixed-income instruments (without regard to credit rating or time to maturity), short-term debt instruments, gold and other precious metals, and futures

First Eagle Funds | Prospectus | March 1, 20165

Summary Information about the Global Fund

contracts related to precious metals. Under normal circumstances, the Fund anticipates it will allocate a substantial amount of its total assets to foreign investments. That generally means that approximately 40% or more of the Fund’s total assets will be allocated to foreign investments (unless market conditions are not deemed favorable by the Fund, in which case the Fund expects to invest at least 30% of its total assets in foreign investments). For purposes of these 40% and 30% of assets allocations, the Fund “counts” relevant derivative positions on foreign investments, and in doing so, values each position at the price at which it is held on the Fund’s books.

The investment philosophy and strategy of the Global Fund can be broadly characterized as a “value” approach, as it seeks a “margin of safety” in each investment purchase with the goal being to avoid permanent impairment of capital (as opposed to temporary losses in share value relating to shifting investor sentiment or other normal share price volatility). In particular, a discount to “intrinsic value” is sought even for the best of businesses, with a deeper discount demanded for companies that we view as under business model, balance sheet, management or other stresses. “Intrinsic value” is based on our judgment of what a prudent and rational business buyer would pay in cash for all of the company in normal markets. See also Defensive Investment Strategies.

The Fund makes some investments through a special purpose trading subsidiary (the “Subsidiary”) and may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is a wholly-owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands as an exempted company. Generally, the Subsidiary will invest in commodities and related instruments (primarily gold bullion and other precious metals and related contracts).

Principal Investment Risks

As with any mutual fund investment, you may lose money by investing in the Global Fund. The likelihood of loss may be greater if you invest for a shorter period of time. An investment in the Fund is not intended to be a complete investment program.

Principal Risks of investing in the Global Fund, which could adversely affect its net asset value and total return, are:

•

Market Risk — The value of the Fund’s portfolio holdings may fluctuate in response to events specific to the companies or markets in which the Fund invests, as well as economic, political, or social events in the United States or abroad.

•	Foreign Investment Risk — The Fund may invest in foreign investments. Foreign investments are susceptible to less politically, economically and socially stable
6First Eagle Funds | Prospectus | March 1, 2016

Global Fund

environments, foreign currency and exchange rate changes, and adverse changes to government regulations.
•	Small and Medium-Size Company Risk — The Fund may invest in small and medium-size companies, the securities of which can be more volatile in price than those of larger companies.
•

Gold Risk — The Fund may invest in both physical gold and the securities of companies in the gold mining sector. Prices of gold-related issues are susceptible to changes to U.S. and foreign taxes, currencies, mining laws, inflation, and various other market conditions.

•

Credit and Interest Rate Risk — The value of the Fund’s portfolio may fluctuate in response to the risk that the issuer of a bond or other instrument will not be able to make payments of interest and principal when due. The Fund may invest in debt instruments that are below investment grade, e.g., junk bonds, which are considered speculative, and carry a higher risk of default. In addition, fluctuations in interest rates can affect the value of debt instruments held by the Fund. An increase in interest rates tends to reduce the market value of debt instruments, while a decline in interest rates tends to increase their values. Longer-duration instruments tend to be more sensitive to interest rate changes than those with shorter durations.

•

Derivatives Risk — Futures contracts or other “derivatives,” including hedging strategies, present risks related to their significant price volatility and risk of default by the counterparty to the contract. To date, derivatives have been used mainly under a hedging program intended to reduce the impact of foreign exchange rate changes on the Fund’s value.

•

Currency Risk — Currency risk is the risk that foreign currencies will decline in value relative to that of the U.S. dollar and affect the Fund’s non-U.S. currencies or securities that trade in and receive revenue in non-U.S. currencies.

•

Subsidiary Risk — By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act and is not subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as expected and could adversely affect the Fund.

For more information on the risks of investing in the Global Fund, please see the More Information about the Funds’ Investments section.

First Eagle Funds | Prospectus | March 1, 20167

Summary Information about the Global Fund

Investment Results

The following information provides an indication of the risks of investing in the Global Fund by showing changes in the Fund’s performance from year to year, and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. As with all mutual funds, past performance is not an indication of future performance (before or after taxes).

After-tax returns are calculated using the highest individual federal income tax rate for each year, and do not reflect the effect of state and local taxes. Actual after-tax returns depend on your individual tax situation. After-tax returns are not relevant to investors in tax-deferred accounts, such as 401(k) plans or individual retirement accounts.

Updated performance information is available at www.feim.com/individual-investors/fund/global-fund or by calling 800.334.2143.

The following bar chart assumes reinvestment of dividends and distributions and does not reflect any sales charges. If sales charges were included the returns would be lower.

Calendar Year Total Returns—Class A

Best Quarter*		Worst Quarter*
Third Quarter 2009	14.58%	Fourth Quarter 2008	-10.66%

*	For the period presented in the bar chart above.
8First Eagle Funds | Prospectus | March 1, 2016

Global Fund

The following table discloses after-tax returns only for Class A shares.

After-tax returns for Class C and Class I shares will vary.

Average Annual Total Returns as of December 31, 2015

	1 Year	5 Years	10 Years
First Eagle Global Fund
Class A Shares
Return Before Taxes	-5.89%	4.66%	6.62%

Return After Taxes on Distributions	-6.15%	3.89%	5.70%

Return After Taxes on Distributions and Sale of Fund Shares	-3.12%	3.65%	5.36%
Class C Shares
Return Before Taxes	-2.66%	4.95%	6.36%
Class I Shares
Return Before Taxes	-0.66%	6.01%	7.43%
MSCI World Index	-0.87%	7.59%	4.98%

Our Management Team

First Eagle Investment Management, LLC serves as the Fund’s Adviser.

Matthew McLennan and Kimball Brooker, Jr. have served as the Global Fund’s Portfolio Managers since September 2008 and February 2011, respectively.

How to Purchase and Redeem Shares

The minimum initial investment amount generally required for each share class of the Global Fund is $2,500 for Classes A and C, and $1 million for Class I. See the About Your Investment—How to Purchase Shares section for more information.

You may purchase Fund shares on any business day at their public offering price next computed after proper receipt of the order. You may redeem or exchange Fund shares on any business day at their net asset value next computed after proper receipt of the order. Transaction orders may be submitted via telephone, through your authorized dealer or FEF Distributors, LLC. Shares held in the dealer’s “street name” must be redeemed or exchanged through the dealer. See the Once You Become a Shareholder section for more information.

First Eagle Funds | Prospectus | March 1, 20169

First Eagle Overseas Fund

(Generally closed to new investors)	Summary Information

Investment Objective

First Eagle Overseas Fund (“Overseas Fund”) seeks long-term growth of capital by investing primarily in equities issued by non-U.S. corporations.

Fees and Expenses of the Overseas Fund

The following information describes the fees and expenses you may pay if you buy and hold shares of the Overseas Fund.

Subject to certain exceptions, the Overseas Fund is currently closed to new investors and new accounts. You may find the exceptions in the About Your Investment—Overseas Fund All Share Classes (closed to new investors) section on page 79 of this Prospectus. If you are eligible to purchase shares, you may qualify for sales charge discounts if you, together with certain related accounts, invest, or agree to invest in the future, at least $25,000 in the Overseas Fund. Information about these and other discounts is available from your financial professional and in the How to Purchase Shares and Public Offering Price of Class A Shares sections on pages 68 and 73, respectively.

	Class A		Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on Purchases (as a percentage of public offering price)	5.00		None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of your purchase or redemption price)	1.00	*	1.00	None
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Management Fees	0.75		0.75	0.75

Distribution and/or Service (12b-1) Fees	0.25		1.00	None

Other Expenses**	0.16		0.14	0.13
Total Annual Operating Expenses (%)	1.16		1.89	0.88
*	A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.

**	“Other Expenses” shown reflect actual expenses for the Fund for the fiscal year ended October 31, 2015.
10First Eagle Funds | Prospectus | March 1, 2016

Overseas Fund

Example

The following example is intended to help you compare the cost of investing in the Overseas Fund with the cost of investing in other mutual funds. This hypothetical example assumes you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem all shares at the end of those periods. The example also assumes the average annual return is 5% and operating expenses remain the same. Please keep in mind your actual costs may be higher or lower.

Share Status	1 Year	3 Years	5 Years	10 Years
Class A
Sold or Held	$612	$850	$1,106	$1,839

Class C (shares have a one year contingent deferred sales charge)
Sold	$292	$594	$1,021	$2,212

Held	$192	$594	$1,021	$2,212

Class I
Sold or Held	$90	$281	$488	$1,084

Portfolio Turnover Rate

The Overseas Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12.95% of the average value of its portfolio.

Principal Investment Strategies

To achieve its objective of long-term capital growth, the Overseas Fund will invest primarily in equity securities of companies traded in mature markets (for example, Japan, Germany and France) and may invest in countries whose economies are still developing (sometimes called “emerging markets”). The Fund particularly seeks companies that have financial strength and stability, strong management and fundamental value. Normally, the Fund invests at least 80% of its total assets in foreign securities (and “counts” relevant derivative positions towards this “80% of assets” allocation, and in doing so, values each position at the price at which it is

First Eagle Funds | Prospectus | March 1, 201611

Summary Information about the Overseas Fund

held on the Fund’s books). The Fund also may invest up to 20% of its total assets in debt instruments. The Fund may invest in debt securities generally without regard to their credit rating or time to maturity. Investment decisions for the Fund are made without regard to the capitalization (size) of the companies in which it invests. The Fund may invest in any size company, including large, medium and smaller companies. The Fund may invest in fixed-income instruments, short-term debt instruments, gold and other precious metals, and futures contracts related to precious metals.

The investment philosophy and strategy of the Overseas Fund can be broadly characterized as a “value” approach, as it seeks a “margin of safety” in each investment purchase with the goal being to avoid permanent impairment of capital (as opposed to temporary losses in share value relating to shifting investor sentiment or other normal share price volatility). In particular, a discount to “intrinsic value” is sought even for the best of businesses, with a deeper discount demanded for companies that we view as under business model, balance sheet, management or other stresses. “Intrinsic value” is based on our judgment of what a prudent and rational business buyer would pay in cash for all of the company in normal markets. See also Defensive Investment Strategies.

The Fund makes some investments through a special purpose trading subsidiary (the “Subsidiary”) and may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is a wholly-owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands as an exempted company. Generally, the Subsidiary will invest in commodities and related instruments (primarily gold bullion and other precious metals and related contracts).

Principal Investment Risks

As with any mutual fund investment, you may lose money by investing in the Overseas Fund. The likelihood of loss may be greater if you invest for a shorter period of time. An investment in the Fund is not intended to be a complete investment program.

The principal risks of investing in the Overseas Fund, which could adversely affect its net asset value and total return, are:

•

Market Risk — The value of the Fund’s portfolio holdings may fluctuate in response to events specific to the companies or markets in which the Fund invests, as well as economic, political, or social events in the United States or abroad.

•	Foreign Investment Risk — The Fund may invest in foreign investments. Foreign investments are susceptible to less politically, economically and socially stable
12First Eagle Funds | Prospectus | March 1, 2016

Overseas Fund

environments, foreign currency and exchange rate changes, and adverse changes to government regulations.
•	Small and Medium-Size Company Risk — The Fund may invest in small and medium-size companies, the securities of which can be more volatile in price than those of larger companies.
•

Credit and Interest Rate Risk — The value of the Fund’s portfolio may fluctuate in response to the risk that the issuer of a bond or other instrument will not be able to make payments of interest and principal when due. The Fund may invest in debt instruments that are below investment grade, e.g., junk bonds, which are considered speculative, and carry a higher risk of default. In addition, fluctuations in interest rates can affect the value of debt instruments held by the Fund. An increase in interest rates tends to reduce the market value of debt instruments, while a decline in interest rates tends to increase their values. Longer-duration instruments tend to be more sensitive to interest rate changes than those with shorter durations.

•

Gold Risk — The Fund may invest in both physical gold and the securities of companies in the gold mining sector. Prices of gold-related issues are susceptible to changes to U.S. and foreign taxes, currencies, mining laws, inflation, and various other market conditions.

•

Derivatives Risk — Futures contracts or other “derivatives,” including hedging strategies, present risks related to their significant price volatility and risk of default by the counterparty to the contract. To date, derivatives have been used mainly under a hedging program intended to reduce the impact of foreign exchange rate changes on the Fund’s value.

•

Currency Risk — Currency risk is the risk that foreign currencies will decline in value relative to that of the U.S. dollar and affect the Fund’s non-U.S. currencies or securities that trade in and receive revenue in non-U.S. currencies.

•

Subsidiary Risk — By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act and is not subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as expected and could adversely affect the Fund.

For more information on the risks of investing in the Overseas Fund, please see the More Information about the Funds’ Investments section.

First Eagle Funds | Prospectus | March 1, 201613

Summary Information about the Overseas Fund

Investment Results

The following information provides an indication of the risks of investing in the Overseas Fund by showing changes in the Fund’s performance from year to year, and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. As with all mutual funds, past performance is not an indication of future performance (before or after taxes).

After-tax returns are calculated using the highest individual federal income tax rate for each year, and do not reflect the effect of state and local taxes. Actual after-tax returns depend on your individual tax situation. After-tax returns are not relevant to investors in tax-deferred accounts, such as 401(k) plans or individual retirement accounts.

Updated performance information is available at www.feim.com/individual-investors/fund/overseas-fund or by calling 800.334.2143.

The following bar chart assumes reinvestment of dividends and distributions and does not reflect any sales charges. If sales charges were included, the returns would be lower.

Calendar Year Total Returns — Class A

Best Quarter*		Worst Quarter*
Second Quarter 2009	16.58%	Third Quarter 2008	-12.48%

*	For the period presented in the bar chart above.
14First Eagle Funds | Prospectus | March 1, 2016

Overseas Fund

The following table discloses after-tax returns only for Class A shares.

After-tax returns for Class C and Class I shares will vary.

Average Annual Total Returns as of December 31, 2015

	1 Year	5 Years	10 Years
First Eagle Overseas Fund
Class A Shares
Return Before Taxes	-2.86%	2.93%	5.70%

Return After Taxes on Distributions	-3.01%	2.03%	4.52%

Return After Taxes on Distributions and Sale of Fund Shares	-1.22%	2.35%	4.65%
Class C Shares
Return Before Taxes	0.56%	3.22%	5.45%
Class I Shares
Return Before Taxes	2.56%	4.25%	6.50%
MSCI EAFE Index	-0.81%	3.60%	3.03%

Our Management Team

First Eagle Investment Management, LLC serves as the Fund’s Adviser.

Matthew McLennan and Kimball Brooker, Jr. have served as the Overseas Fund’s Portfolio Managers since September 2008 and March 2010, respectively.

How to Purchase and Redeem Shares

The Fund is currently closed to new investors and new accounts, subject to the exceptions described in the About Your Investment—Overseas Fund All Share Classes (closed to new investors) section.

If you are eligible to purchase additional shares, the minimum initial investment amount generally required for each share class of the Overseas Fund is $2,500 for Classes A and C, and $1 million for Class I. See the About Your Investment—How to Purchase Shares section for more information.

You may purchase Fund shares on any business day at their public offering price next computed after proper receipt of the order. You may redeem or exchange Fund shares on any business day at their net asset value next computed after proper receipt of the order. Transaction orders may be submitted via telephone, through your authorized dealer or FEF Distributors, LLC. Shares held in the dealer’s “street name” must be redeemed or exchanged through the dealer. See the Once You Become a Shareholder section for more information.

First Eagle Funds | Prospectus | March 1, 201615

First Eagle U.S. Value Fund

Summary Information

Investment Objective

First Eagle U.S. Value Fund (“U.S. Value Fund”) seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its assets in domestic equity and debt securities.

Fees and Expenses of the U.S. Value Fund

The following information describes the fees and expenses you may pay if you buy and hold shares of the U.S. Value Fund.

You may qualify for sales charge discounts if you, together with certain related accounts, invest, or agree to invest in the future, at least $25,000 in the U.S. Value Fund. Information about these and other discounts is available from your financial professional and in the How to Purchase Shares and Public Offering Price of Class A Shares sections on pages 68 and 73, respectively.

	Class A		Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on Purchases (as a percentage of public offering price)	5.00		None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of your purchase or redemption price)	1.00	*	1.00	None
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Management Fees***	0.75		0.75	0.75

Distribution and/or Service (12b-1) Fees	0.25		1.00	None

Other Expenses**	0.14		0.15	0.12
Total Annual Operating Expenses (%)	1.14		1.90	0.87
Fee Waiver***	-0.05		-0.05	-0.05
Total Annual Operating Expenses After Fee Waiver (%)	1.09		1.85	0.82
*	A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more within an initial sales charge.

**	“Other Expenses” shown reflect actual expenses for the Fund for the fiscal year ended October 31, 2015.
***

The Adviser has contractually agreed to waive its management fee at an annual rate in the amount of 0.05% of the average daily value of the Fund’s net assets for the period through February 28, 2017. This waiver has the effect of reducing the management fee shown in the table for the term of the waiver from 0.75% to 0.70%.

16First Eagle Funds | Prospectus | March 1, 2016

U.S. Value Fund

Example

The following example is intended to help you compare the cost of investing in the U.S. Value Fund with the cost of investing in other mutual funds. This hypothetical example assumes you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem all shares at the end of those periods. The example also assumes the average annual return is 5% and operating expenses remain the same. Please keep in mind your actual costs may be higher or lower.

Share Status	1 Year	3 Years	5 Years	10 Years
Class A
Sold or Held	$606	$839	$1,092	$1,813

Class C (shares have a one year contingent deferred sales charge)
Sold	$288	$592	$1,022	$2,218

Held	$188	$592	$1,022	$2,218

Class I
Sold or Held	$84	$273	$477	$1,068

Portfolio Turnover Rate

The U.S. Value Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15.14% of the average value of its portfolio.

Principal Investment Strategies

To achieve its objective of long-term capital growth, the U.S. Value Fund will normally invest at least 80% of its assets in domestic equity and debt instruments and may invest to a lesser extent in securities of non-U.S. issuers. In particular, the Fund seeks companies exhibiting financial strength and stability, strong management and fundamental value. Investment decisions for the Fund are made without regard to the capitalization (size) of the companies in which it invests. The Fund may invest in any size company, including large, medium and smaller companies. The debt instruments in which the Fund may invest include fixed-income securities without regard to credit rating or time to maturity and short-term debt instruments. The

First Eagle Funds | Prospectus | March 1, 201617

Summary Information about the U.S. Value Fund

Fund may also invest in gold and other precious metals, and futures contracts related to precious metals. The Fund “counts” relevant derivative positions towards its “80% of assets” allocation, and in doing so, values each position at the price at which it is held on the Fund’s books.

The investment philosophy and strategy of the U.S. Value Fund can be broadly characterized as a “value” approach, as it seeks a “margin of safety” in each investment purchase with the goal being to avoid permanent impairment of capital (as opposed to temporary losses in share value relating to shifting investor sentiment or other normal share price volatility). In particular, a discount to “intrinsic value” is sought even for the best of businesses, with a deeper discount demanded for companies that we view as under business model, balance sheet, management or other stresses. “Intrinsic value” is based on our judgment of what a prudent and rational business buyer would pay in cash for all of the company in normal markets. See also Defensive Investment Strategies.

The Fund makes some investments through a special purpose trading subsidiary (the “Subsidiary”) and may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is a wholly-owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands as an exempted company. Generally, the Subsidiary will invest in commodities and related instruments (primarily gold bullion and other precious metals and related contracts).

Principal Investment Risks

As with any mutual fund investment, you may lose money by investing in the U.S. Value Fund. The likelihood of loss may be greater if you invest for a shorter period of time. An investment in the Fund is not intended to be a complete investment program.

Principal risks of investing in the U.S. Value Fund, which could adversely affect its net asset value and total return, are:

•

Market Risk — The value of the Fund’s portfolio holdings may fluctuate in response to events specific to the companies or markets in which the Fund invests, as well as economic, political, or social events in the United States or abroad.

•

Credit and Interest Rate Risk — The value of the Fund’s portfolio may fluctuate in response to the risk that the issuer of a bond or other instrument will not be able to make payments of interest and principal when due. The Fund may invest in debt instruments that are below investment grade, e.g., junk bonds, which are considered speculative, and carry a higher risk of default. In addition, fluctuations in interest rates can affect the value of debt instruments held by the Fund. An increase in interest rates tends to reduce the market value of debt instruments,

18First Eagle Funds | Prospectus | March 1, 2016

U.S. Value Fund

while a decline in interest rates tends to increase their values. Longer-duration instruments tend to be more sensitive to interest rate changes than those with shorter durations.
•	Small and Medium-Size Company Risk — The Fund may invest in small and medium-size companies, the securities of which can be more volatile in price than those of larger companies.
•

Gold Risk — The Fund may invest in both physical gold and the securities of companies in the gold mining sector. Prices of gold-related issues are susceptible to changes to U.S. and foreign taxes, currencies, mining laws, inflation, and various other market conditions.

•

Foreign Investment Risk — The Fund may invest in foreign investments. Foreign investments are susceptible to less politically, economically and socially stable environments, foreign currency and exchange rate changes, and adverse changes to government regulations.

•

Subsidiary Risk — By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act and is not subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as expected and could adversely affect the Fund.

For more information on the risks of investing in the U.S. Value Fund, please see the More Information about the Funds’ Investments section.

Investment Results

The following information provides an indication of the risks of investing in the U.S. Value Fund by showing changes in the Fund’s performance from year to year, and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. As with all mutual funds, past performance is not an indication of future performance (before or after taxes).

After-tax returns are calculated using the highest individual federal income tax rate for each year, and do not reflect the effect of state and local taxes. Actual after-tax returns depend on your individual tax situation. After-tax returns are not relevant to investors in tax-deferred accounts, such as 401(k) plans or individual retirement accounts.

Updated performance information is available at www.feim.com/individual-investors/fund/us-value-fund or by calling 800.334.2143.

First Eagle Funds | Prospectus | March 1, 201619

Summary Information about the U.S. Value Fund

The following bar chart assumes reinvestment of dividends and distributions and does not reflect any sales charges. If sales charges were included, the returns would be lower.

Calendar Year Total Returns—Class A

Best Quarter*		Worst Quarter*
Second Quarter 2009	12.57%	Fourth Quarter 2008	-16.90%

*	For the period presented in the bar chart above.
20First Eagle Funds | Prospectus | March 1, 2016

U.S. Value Fund

The following table discloses after-tax returns only for Class A shares.

After-tax returns for Class C and Class I shares will vary.

Average Annual Total Returns as of December 31, 2015

	1 Year	5 Years	10 Years
First Eagle U.S. Value Fund
Class A Shares
Return Before Taxes	-9.88%	5.93%	5.81%

Return After Taxes on Distributions	-10.87%	4.93%	4.94%

Return After Taxes on Distributions and Sale of Fund Shares	-4.79%	4.66%	4.61%
Class C Shares
Return Before Taxes	-6.74%	6.23%	5.56%
Class I Shares
Return Before Taxes	-4.89%	7.30%	6.62%
Standard & Poor’s 500 Index	1.38%	12.57%	7.31%

Our Management Team

First Eagle Investment Management, LLC serves as the Fund’s Adviser.

Matthew McLennan, Kimball Brooker, Jr. and Matthew Lamphier have served as the U.S. Value Fund’s Portfolio Managers since January 2009, March 2010 and March 2014 respectively.

How to Purchase and Redeem Shares

The minimum initial investment amount generally required for each share class of the U.S. Value Fund is $2,500 for Classes A and C, and $1 million for Class I. See the About Your Investment—How to Purchase Shares section for more information.

You may purchase Fund shares on any business day at their public offering price next computed after proper receipt of the order. You may redeem or exchange Fund shares on any business day at their net asset value next computed after proper receipt of the order. Transaction orders may be submitted via telephone, through your authorized dealer or FEF Distributors, LLC. Shares held in the dealer’s “street name” must be redeemed or exchanged through the dealer. See the Once You Become a Shareholder section for more information.

First Eagle Funds | Prospectus | March 1, 201621

First Eagle Gold Fund

Summary Information

Investment Objective

First Eagle Gold Fund (“Gold Fund”) seeks to provide investors the opportunity to participate in the investment characteristics of gold (and to a limited extent other precious metals) for a portion of their overall investment portfolio.

Fees and Expenses of the Gold Fund

The following information describes the fees and expenses you may pay if you buy and hold shares of the Gold Fund.

You may qualify for sales charge discounts if you, together with certain related accounts, invest, or agree to invest in the future, at least $25,000 in the Gold Fund. Information about these and other discounts is available from your financial professional and in the How to Purchase Shares and Public Offering Price of Class A Shares sections on pages 68 and 73, respectively.

	Class A		Class C	Class I

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on Purchases (as a percentage of public offering price)	5.00		None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of your purchase or redemption price)	1.00	*	1.00	None

Redemption Fee (as a percentage of the amount redeemed within 60 days of purchase)	2.00		2.00	2.00
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Management Fees	0.75		0.75	0.75

Distribution and/or Service (12b-1) Fees	0.25		1.00	None

Other Expenses**	0.33		0.39	0.28
Total Annual Operating Expenses (%)	1.33		2.14	1.03
*	A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.

**	“Other Expenses” shown reflect actual expenses for the Fund for the fiscal year ended October 31, 2015.
22First Eagle Funds | Prospectus | March 1, 2016

Gold Fund

Example

The following example is intended to help you compare the cost of investing in the Gold Fund with the cost of investing in other mutual funds. This hypothetical example assumes you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem all shares at the end of those periods. The example also assumes the average annual return is 5% and operating expenses remain the same. Please keep in mind your actual costs may be higher or lower.

Share Status	1 Year	3 Years	5 Years	10 Years
Class A
Sold or Held	$629	$900	$1,192	$2,021

Class C (shares have a one year contingent deferred sales charge)
Sold	$317	$670	$1,149	$2,472

Held	$217	$670	$1,149	$2,472

Class I
Sold or Held	$105	$328	$569	$1,259

Portfolio Turnover Rate

The Gold Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12.47% of the average value of its portfolio.

Principal Investment Strategies

To achieve its objective of providing investors the opportunity to participate in the investment characteristics of gold, the Gold Fund invests at least 80% of its total assets in gold and/or securities (which may include both equity and, to a limited extent, debt instruments) directly related to gold or issuers principally engaged in the gold industry, including securities of gold mining finance companies as well as operating companies with long-, medium- or short-life mines. Up to 20% of the Fund’s assets may be invested in equity and, to a limited extent, debt instruments unrelated to gold or the gold industry where such securities are consistent with the Fund’s investment objective. The Fund may invest up to 20% of its total assets in

First Eagle Funds | Prospectus | March 1, 201623

Summary Information about the Gold Fund

debt securities. Investment decisions for the Fund are made without regard to the capitalization (size) of the companies in which it invests. The Fund may invest in any size company, including large, medium and smaller companies. The Fund may also invest in fixed-income instruments (without regard to credit rating or time to maturity), short-term debt instruments, other precious metals, and futures contracts related to precious metals. The Fund “counts” relevant derivative positions towards its “80% of assets” allocation, and in doing so, values each position at the price at which it is held on the Fund’s books.

An investment in the Gold Fund is not intended to be a complete investment program. However, many investors believe that, historically, a limited exposure to investments in gold or gold-related instruments may provide some offset against the market impact of political and economic disruptions, as well as relieve inflationary or deflationary pressures.

The Fund makes some investments through a special purpose trading subsidiary (the “Subsidiary”) and may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is a wholly-owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands as an exempted company. Generally, the Subsidiary will invest in commodities and related instruments (primarily gold bullion and other precious metals and related contracts). The Fund will invest in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. Unlike the Fund, the Subsidiary may invest without limitation in commodities and related instruments, however, the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to any investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same fundamental investment restrictions and will follow the same compliance policies and procedures as the Fund. Compliance with the Fund’s investment restrictions generally will be measured on an aggregate basis in respect of the Fund’s and the Subsidiary’s portfolios. The Subsidiary will comply with the 1940 Act provisions governing affiliate transactions and custody of assets. The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.

Principal Investment Risks

As with any mutual fund investment, you may lose money by investing in the Gold Fund. The likelihood of loss may be greater if you invest for a shorter period of time. An investment in the Fund is not intended to be a complete investment program.

24First Eagle Funds | Prospectus | March 1, 2016

Gold Fund

Principal risks of investing in the Gold Fund, which could adversely affect its net asset value and total return, are:

•

Market Risk — The value of the Fund’s portfolio holdings may fluctuate in response to events specific to the companies or markets in which the Fund invests, as well as economic, political, or social events in the United States or abroad.

•

Gold Risk — The Fund may invest in both physical gold and the securities of companies in the gold mining sector. Prices of gold-related issues are susceptible to changes to U.S. and foreign taxes, currencies, mining laws, inflation, and various other market conditions.

•

Derivatives Risk — Futures contracts or other “derivatives,” including hedging strategies, present risks related to their significant price volatility and risk of default by the counterparty to the contract. To date, derivatives have been used mainly under a hedging program intended to reduce the impact of foreign exchange rate changes on the Fund’s value.

•

Foreign Investment Risk — The Fund may invest in foreign investments. Foreign investments are susceptible to less politically, economically and socially stable environments, foreign currency and exchange rate changes, and adverse changes to government regulations. Because of the Gold Fund’s policy of investing primarily in gold, securities directly related to gold and/or of companies engaged in the gold industry, a substantial part of the Gold Fund’s assets will generally be invested in securities of companies domiciled or operating in one or more foreign countries, including emerging markets.

•

Diversification Risk — The Fund is a non-diversified mutual fund, and as a result, an investment in the Fund may expose your money to greater risks than if you invest in a diversified fund. The Fund may invest in a limited number of companies and industries, therefore gains or losses in a particular security may have a greater impact on their share price.

•	Small and Medium-Size Company Risk — The Fund may invest in small and medium-size companies, the securities of which can be more volatile in price than those of larger companies.
•

Credit and Interest Rate Risk — The value of the Fund’s portfolio may fluctuate in response to the risk that the issuer of a bond or other instrument will not be able to make payments of interest and principal when due. The Fund may invest in debt instruments that are below investment grade, e.g., junk bonds, which are considered speculative, and carry a higher risk of default. In addition, fluctuations in interest rates can affect the value of debt instruments held by the Fund. An

First Eagle Funds | Prospectus | March 1, 201625

Summary Information about the Gold Fund

increase in interest rates tends to reduce the market value of debt instruments, while a decline in interest rates tends to increase their values. Longer-duration instruments tend to be more sensitive to interest rate changes than those with shorter durations.

•

Currency Risk — Currency risk is the risk that foreign currencies will decline in value relative to that of the U.S. dollar and affect the Fund’s non-U.S. currencies or securities that trade in and receive revenue in non-U.S. currencies.

•

Subsidiary Risk — By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act and is not subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as expected and could adversely affect the Fund.

For more information on the risks of investing in the Gold Fund, please see the More Information about the Funds’ Investments section.

Investment Results

The following information provides an indication of the risks of investing in the Gold Fund by showing changes in the Fund’s performance from year to year, and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. As with all mutual funds, past performance is not an indication of future performance (before or after taxes).

After-tax returns are calculated using the highest individual federal income tax rate for each year, and do not reflect the effect of state and local taxes. Actual after-tax returns depend on your individual tax situation. After-tax returns are not relevant to investors in tax-deferred accounts, such as 401(k) plans or individual retirement accounts.

Updated performance information is available at www.feim.com/individual-investors/fund/gold-fund or by calling 800.334.2143.

26First Eagle Funds | Prospectus | March 1, 2016

Gold Fund

The following bar chart assumes reinvestment of dividends and distributions and does not reflect any sales charges. If sales charges were included, the returns would be lower.

Calendar Year Total Returns—Class A

Best Quarter*		Worst Quarter*
Third Quarter 2007	21.55%	Second Quarter 2013	-32.24%

*	For the period presented in the bar chart above.

The following table discloses after-tax returns only for Class A shares.

After-tax returns for Class C and Class I shares will vary.

Average Annual Total Returns as of December 31, 2015

	1 Year	5 Years	10 Years
First Eagle Gold Fund
Class A Shares
Return Before Taxes	-23.34%	-19.67%	-2.15%

Return After Taxes on Distributions	-23.34%	-19.81%	-2.96%

Return After Taxes on Distributions and Sale of Fund Shares	-13.21%	-13.01%	-0.98%
Class C Shares
Return Before Taxes	-20.74%	-19.47%	-2.39%
Class I Shares
Return Before Taxes	-19.04%	-18.64%	-1.40%
MSCI World Index	-0.87%	7.59%	4.98%

FTSE Gold Mines Index	-21.42%	-25.99%	-8.63%
First Eagle Funds | Prospectus | March 1, 201627

Summary Information about the Gold Fund

Our Management Team

First Eagle Investment Management, LLC serves as the Fund’s Adviser.

Matthew McLennan and Thomas Kertsos have served as the Gold Fund’s Portfolio Managers since March 2013 and March 2016, respectively. Mr. McLennan has also served as the Head of the First Eagle Global Value Team since September 2008.

How to Purchase and Redeem Shares

The minimum initial investment amount generally required for each share class of the Gold Fund is $2,500 for Classes A and C, and $1 million for Class I. See the About Your Investment—How to Purchase Shares section for more information.

You may purchase Fund shares on any business day at their public offering price next computed after proper receipt of the order. You may redeem or exchange Fund shares on any business day at their net asset value next computed after proper receipt of the order. Transaction orders may be submitted via telephone, through your authorized dealer or FEF Distributors, LLC. Shares held in the dealer’s “street name” must be redeemed or exchanged through the dealer. See the Once You Become a Shareholder section for more information.

28First Eagle Funds | Prospectus | March 1, 2016

First Eagle Global Income Builder Fund

Summary Information

Investment Objective

First Eagle Global Income Builder Fund (“Global Income Builder Fund”) seeks current income generation and long-term growth of capital.

Fees and Expenses of the Global Income Builder Fund

The following information describes the fees and expenses you may pay if you buy and hold shares of the Global Income Builder Fund.

You may qualify for sales charge discounts if you, together with certain related accounts, invest, or agree to invest in the future, at least $25,000 in the Global Income Builder Fund. Information about these and other discounts is available from your financial professional and in the How to Purchase Shares and Public Offering Price of Class A Shares sections on pages 68 and 73, respectively.

	Class A		Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on Purchases (as a percentage of public offering price)	5.00		None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of your purchase or redemption price)	1.00	*	1.00	None
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Management Fees	0.75		0.75	0.75

Distribution and/or Service (12b-1) Fees	0.25		1.00	None

Other Expenses**	0.19		0.21	0.19
Total Annual Fund Operating Expenses (%)	1.19		1.96	0.94
*	A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.

**	“Other Expenses” shown reflect actual expenses for the Fund for the fiscal year ended October 31, 2015.
First Eagle Funds | Prospectus | March 1, 201629

Summary Information about the Global Income Builder Fund

Example

The following example is intended to help you compare the cost of investing in the Global Income Builder Fund with the cost of investing in other mutual funds. This hypothetical example assumes you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem all shares at the end of those periods. The example also assumes the average annual return is 5% and operating expenses remain the same. Please keep in mind your actual costs may be higher or lower.

Share Status	1 Year	3 Years	5 Years	10 Years
Class A
Sold or Held	$615	$859	$1,122	$1,871

Class C (shares have a one year contingent deferred sales charge)
Sold	$299	$615	$1,057	$2,285

Held	$199	$615	$1,057	$2,285

Class I
Sold or Held	$96	$300	$520	$1,155

Portfolio Turnover Rate

There are transaction costs due to the bid/ask spread in the case of bonds or commissions in the case of stocks. The Global Income Builder Fund pays transaction costs when the Fund buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 29.68% of the average value of its portfolio.

Principal Investment Strategies

To achieve its objective of current income generation and long-term growth of capital, the Global Income Builder Fund will normally invest its assets primarily in common stocks of U.S. and foreign companies that offer attractive dividend yields and a range of fixed income instruments, including high-yield, below investment grade instruments (commonly referred to as “junk bonds”), investment grade

30First Eagle Funds | Prospectus | March 1, 2016

Global Income Builder Fund

instruments and sovereign debt, from markets in the United States and multiple countries around the world.

Investment decisions for the Global Income Builder Fund are made without regard to the capitalization (size) of the companies in which it invests. The Fund may invest in any size company, including large, medium and smaller companies. Under normal circumstances, the Fund anticipates it will allocate a substantial amount of its total assets to income- producing securities. That generally means that approximately 80% or more of the Fund’s total assets will be allocated to such investments, which may include dividend paying equities, both high-yield (below investment grade) and investment grade debt, sovereign bonds, and various short-term debt instruments. The Fund “counts” relevant derivative positions towards its “80% of assets” allocation and, in doing so, values each position at the price at which it is held on the Fund’s books. The Fund may invest in securities with any maturity or investment rating, as well as unrated securities. The Fund may also invest (typically for hedging purposes) in derivative instruments such as options, futures contracts and options on futures contracts, credit default swaps, and swaps and options on indices.

The investment philosophy and strategy of the Global Income Builder Fund can be broadly characterized as a “value” approach, as it seeks a “margin of safety” in each investment purchase with the goal being to avoid permanent impairment of capital (as opposed to temporary losses in share value relating to shifting investor sentiment or other normal share price volatility). With respect to equity investments in particular, a discount to “intrinsic value” is sought even for what appear to be the best of businesses, with a deeper discount demanded for companies that we view as under business model, balance sheet, management or other stresses. “Intrinsic value” is based on our judgment of what a prudent and rational business buyer would pay in cash for all of the company in normal markets. Investments in debt instruments are made after careful scrutiny of the underlying creditworthiness of the issuer, taking into account such factors as cash flow generation, liquidation value and structural protections. The Global Income Builder Fund seeks to own debt instruments that offer an attractive “margin of safety” on principal repayment relative to the total expected return of the security.

Principal Investment Risks

As with any mutual fund investment, you may lose money by investing in the Global Income Builder Fund. The likelihood of loss may be greater if you invest for a shorter period of time. An investment in the Fund is not intended to be a complete investment program.

First Eagle Funds | Prospectus | March 1, 201631

Summary Information about the Global Income Builder Fund

Principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

•

Market Risk — The value of the Fund’s portfolio holdings may fluctuate in response to events specific to the companies or markets in which the Fund invests, as well as economic, political, or social events in the United States or abroad.

•

Foreign Investment Risk — The Fund will invest in foreign investments. Foreign investments can be susceptible to less politically, economically and socially stable environments, foreign currency and exchange rate changes, and adverse changes to government regulations.

•

Credit and Interest Rate Risk — The value of the Fund’s portfolio may fluctuate in response to the risk that the issuer of a bond or other instrument will not be able to make payments of interest and principal when due. In addition, fluctuations in interest rates can affect the value of debt instruments held by the Fund. An increase in interest rates tends to reduce the market value of debt instruments, while a decline in interest rates tends to increase their values. Longer-duration instruments tend to be more sensitive to interest rate changes than those with shorter durations.

•

Prepayment Risk — Certain instruments, especially mortgage-backed securities, for example, are susceptible to the risk of prepayment by borrowers. During a period of declining interest rates, homeowners may refinance their high-rate mortgages and prepay the principal. Cash from these prepayments flows through to prepay the mortgage-backed securities, necessitating reinvestment in other assets, which may lower returns. Asset-backed securities, which are subject to risks similar to those of mortgage-backed securities, are also structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. The market for mortgage-backed and asset-backed instruments may be volatile and limited, which may make them difficult to buy or sell.

•	Changes in Debt Ratings Risk — If a rating agency gives a debt instrument a lower rating, the value of the instrument may decline because investors may demand a higher rate of return.
•

Convertible Security Risk — Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities may gain or lose value due to changes in the issuer’s operating results,

32First Eagle Funds | Prospectus | March 1, 2016

Global Income Builder Fund

financial condition and credit rating and changes in interest rates and other general economic, industry and market conditions.
•

High Yield Risk — The Fund intends to invest in high yield instruments (commonly known as “junk bonds”) which may be subject to greater levels of interest rate, credit (including issuer default) and liquidity risk than investment grade instruments and may experience extreme price fluctuations. The securities of such companies may be considered speculative and the ability of such companies to pay their debts on schedule may be uncertain.

•

Illiquid Investment Risk — The market for lower-quality debt instruments, including junk bonds and leveraged loans, is generally less liquid than the market for higher-quality debt instruments. Holding illiquid securities restricts or otherwise limits the ability for the Fund to freely dispose of its investments for specific periods of time. The Fund might not be able to sell illiquid securities at its desired price or time. Changes in the markets or in regulations governing the trading of illiquid instruments can cause rapid changes in the price or ability to sell an illiquid security.

•

Derivatives Risk — Futures contracts or other “derivatives,” including hedging strategies, present risks related to their significant price volatility and risk of default by the counterparty to the contract. To date, derivatives have been used mainly under a hedging program that seeks to reduce the impact of foreign exchange rate changes on the Fund’s value. The Fund may at times also purchase derivatives linked to relevant market indices as either a hedge or for investment purposes.

•

Currency Risk — Currency risk is the risk that foreign currencies will decline in value relative to that of the U.S. dollar and affect the Fund’s non-U.S. currencies or securities that trade in and receive revenue in non-U.S. currencies.

•	Small and Medium-Size Company Risk — The Fund may invest in small and medium-size companies, the securities of which can be more volatile in price than those of larger companies.

•

Bank Loan Risk — The Fund may invest in bank loans. These investments potentially expose the Fund to the credit risk of the underlying borrower, and in certain cases, of the financial institution. The Fund’s ability to receive payments in connection with the loan depends primarily on the financial condition of the borrower. The market for bank loans may be illiquid and the Fund may have difficulty selling them, especially in the case of leveraged loans, which can be difficult to value. In addition, bank loans often have contractual restrictions on resale, which can delay the sale and adversely impact the sale price. At times, the

First Eagle Funds | Prospectus | March 1, 201633

Summary Information about the Global Income Builder Fund

Fund may decline to receive non-public information relating to loans, which could disadvantage the Fund relative to other investors.

•

Real Estate Risk — The Fund may invest in real estate investment trusts (“REITs”), which are subject to risks affecting real estate investments generally (including market conditions, competition, property obsolescence, changes in interest rates and casualty to real estate), as well as risks specifically affecting REITs (the quality and skill of REIT management and the internal expenses of the REIT).

For more information on the risks of investing in the Global Income Builder Fund, please see the More Information about the Funds’ Investments section.

Investment Results

The following information provides an indication of the risks of investing in the Global Income Builder Fund by showing changes in the Fund’s performance from year to year, and by showing how the Fund’s average annual returns for the periods shown compare with those of a broad measure of market performance. As with all mutual funds, past performance is not an indication of future performance (before or after taxes).

After-tax returns are calculated using the highest individual federal income tax rate for each year, and do not reflect the effect of state and local taxes. Actual after-tax returns depend on your individual tax situation. After-tax returns are not relevant to investors in tax-deferred accounts, such as 401(k) plans or individual retirement accounts.

Updated performance information is available at www.feim.com/individual-investors/fund/global-income-builder-fund or by calling 800.334.2143.

34First Eagle Funds | Prospectus | March 1, 2016

Global Income Builder Fund

The following bar chart assumes reinvestment of dividends and distributions and does not reflect any sales charges. If sales charges were included, the returns would be lower.

Calendar Year Total Returns—Class A

Best Quarter*		Worst Quarter*
Third Quarter 2013	5.09%	Third Quarter 2015	-6.08%

*	For the period presented in the bar chart above.
First Eagle Funds | Prospectus | March 1, 201635

Summary Information about the Global Income Builder Fund

The following table discloses after-tax returns only for Class A shares.

After-tax returns for Class C and Class I shares will vary.

Average Annual Total Returns as of December 31, 2015

	1 Year	Since Inception (5/1/12)
First Eagle Global Income Builder Fund
Class A Shares
Return Before Taxes	-7.15%	3.12%

Return After Taxes on Distributions	-8.09%	1.94%

Return After Taxes on Distributions and Sale of Fund Shares	-3.67%	2.09%
Class C Shares
Return Before Taxes	-4.02%	3.78%
Class I Shares
Return Before Taxes	-2.06%	4.85%
60% MSCI World Index/40% Barclays U.S. Aggregate Bond Index	-0.07%	6.42%

MSCI World Index*	-0.87%	9.16%

Barclays U.S. Aggregate Bond Index*	0.55%	1.96%

*

Effective March 1, 2016 the Fund is compared against a composite index, 60% of which consists of the MSCI World Index and 40% of which consists of the Barclays U.S. Aggregate Bond Index. The Fund believes this composite index provides a useful comparison against the performance of the Fund, which currently invests in both equity and fixed income securities.

Our Management Team

First Eagle Investment Management, LLC serves as the Adviser to the Fund.

Giorgio Caputo and Robert Hordon are the Fund’s Portfolio Managers and Senior Analysts at the Adviser. Messrs. Caputo and Hordon joined the Adviser in September 2009 and July 2001, respectively. Edward Meigs and Sean Slein are also Portfolio Managers of the Fund and they joined the Adviser as Portfolio Managers in 2011. Messrs. Caputo, Hordon, Meigs and Slein have been the Fund’s Portfolio Managers since the Fund’s inception on May 1, 2012.

How to Purchase and Redeem Shares

The minimum initial investment amount generally required for each share class of the Global Income Builder Fund is $2,500 for Classes A and C, and $1 million for Class I. See the About Your Investment—How to Purchase Shares section for more information.

36First Eagle Funds | Prospectus | March 1, 2016

Global Income Builder Fund

You may purchase Fund shares on any business day at their public offering price next computed after proper receipt of the order. You may redeem or exchange Fund shares on any business day at their net asset value next computed after proper receipt of the order. Transaction orders may be submitted via telephone, through your authorized dealer or FEF Distributors, LLC. Shares held in the dealer’s “street name” must be redeemed or exchanged through the dealer. See the Once You Become a Shareholder section for more information.

First Eagle Funds | Prospectus | March 1, 201637

First Eagle High Yield Fund

Summary Information

Investment Objective

First Eagle High Yield Fund (“High Yield Fund”) seeks to provide investors with a high level of current income.

Fees and Expenses of the High Yield Fund

The following information describes the fees and expenses you may pay if you buy and hold shares of the High Yield Fund.

You may qualify for sales charge discounts if you, together with certain related accounts, invest, or agree to invest in the future, at least $100,000 in the High Yield Fund. Information about these and other discounts is available from your financial professional and in the How to Purchase Shares and Public Offering Price of Class A Shares sections on pages 68 and 73, respectively.

	Class A		Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on Purchases (as a percentage of public offering price)	4.50		None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of your purchase or redemption price)	1.00	*	1.00	None
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Management Fees**	0.70		0.70	0.70

Distribution and/or Service (12b-1) Fees	0.25		1.00	None

Other Expenses***	0.21		0.21	0.17

Total Annual Fund Operating Expenses (%)	1.16		1.91	0.87
Fee Waiver**	-0.05		-0.05	-0.05
Total Annual Fund Operating Expenses After Fee Waiver (%)	1.11		1.86	0.82
*	A contingent deferred sales charge of 1.00% may apply on redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.

**

The Adviser has contractually agreed to waive its management fee at an annual rate in the amount of 0.05% of the average daily value of the Fund’s net assets for the period through February 28, 2017. This waiver has the effect of reducing the management fee shown in the table for the term of the waiver from 0.70% to 0.65%.

***	“Other Expenses” shown reflect actual expenses for the Fund for the fiscal year ended October 31, 2015.
38First Eagle Funds | Prospectus | March 1, 2016

High Yield Fund

Example

The following example is intended to help you compare the cost of investing in the High Yield Fund with the cost of investing in other mutual funds. This hypothetical example assumes you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem all shares at the end of those periods. The example also assumes the average annual return is 5% and operating expenses remain the same. Please keep in mind your actual costs may be higher or lower.

Share Status	1 Year	3 Years	5 Years	10 Years
Class A
Sold or Held	$558	$798	$1,057	$1,796

Class C (shares have a one year contingent deferred sales charge)
Sold	$289	$596	$1,029	$2,233

Held	$189	$596	$1,029	$2,233

Class I
Sold or Held	$84	$273	$479	$1,073

Portfolio Turnover Rate

There are transaction costs due to the bid/ask spread in the case of bonds or commissions in the case of stocks. The High Yield Fund pays transaction costs, such as commissions, when the Fund buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 31.62% of the average value of its portfolio.

Principal Investment Strategies

To pursue its investment objective, the High Yield Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in high yield, below investment-grade securities (commonly referred to as “junk bonds”) and instruments. Such high yield instruments may include corporate bonds and loans, municipal bonds, and mortgage-backed and asset-backed securities. The Fund may invest in, and count for the purposes of this 80% allotment, unrated securities or other instruments deemed by the Fund’s Adviser to be below investment grade. The

First Eagle Funds | Prospectus | March 1, 201639

Summary Information about the High Yield Fund

Fund “counts” relevant derivative positions towards its “80% of assets” allocation and, in doing so, values each position at the price at which it is held on the Fund’s books.

The Fund may invest its assets in the securities of both U.S. and foreign issuers. The Fund may also invest (typically for hedging purposes) in derivative instruments such as options, futures contracts and options on futures contracts, credit default swaps, and swaps and options on indices.

The Fund may invest in securities with any investment rating or time to maturity, as well as unrated securities. An investment in the Fund is not intended to be a complete investment program.

Principal Investment Risks

As with any mutual fund investment, you may lose money by investing in the High Yield Fund. The likelihood of loss may be greater if you invest for a shorter period of time. An investment in the Fund is not intended to be a complete investment program.

Principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

•

Credit and Interest Rate Risk — The value of the Fund’s portfolio may fluctuate in response to the risk that the issuer of a bond or other instrument will not be able to make payments of interest and principal when due. In addition, fluctuations in interest rates can affect the value of debt instruments held by the Fund. An increase in interest rates tends to reduce the market value of debt instruments, while a decline in interest rates tends to increase their values. Longer-duration instruments tend to be more sensitive to interest rate changes than those with shorter durations.

•

High Yield Risk — The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) under normal market conditions in high yield instruments (commonly known as “junk bonds”) which may be subject to greater levels of interest rate, credit (including issuer default) and liquidity risk than investment grade securities and may experience extreme price fluctuations. The securities of such companies may be considered speculative and the ability of such companies to pay their debts on schedule may be uncertain.

40First Eagle Funds | Prospectus | March 1, 2016

High Yield Fund

•

Market Risk — The value of the Fund’s portfolio holdings may fluctuate in response to events specific to the companies or markets in which the Fund invests, as well as economic, political, or social events in the United States or abroad.

•

Foreign Investment Risk — The Fund may invest in foreign investments. Foreign investments can be susceptible to less politically, economically and socially stable environments, foreign currency and exchange rate changes, and adverse changes to government regulations.

•

Convertible Security Risk — Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities may gain or lose value due to changes in the issuer’s operating results, financial condition, credit rating and changes in interest rates and other general economic, industry and market conditions.

•

Illiquid Investment Risk — The market for lower-quality debt instruments, including junk bonds, is generally less liquid than the market for higher-quality debt instruments. Holding illiquid securities restricts or otherwise limits the ability for the Fund to freely dispose of its investments for specific periods of time. The Fund might not be able to sell illiquid securities at its desired price or time. Changes in the markets or in regulations governing the trading of illiquid instruments can cause rapid changes in the price or ability to sell an illiquid security.

•

Prepayment Risk — Certain instruments, especially mortgage-backed securities, for example, are susceptible to the risk of prepayment by borrowers. During a period of declining interest rates, homeowners may refinance their high-rate mortgages and prepay the principal. Cash from these prepayments flows through to prepay the mortgage-backed securities, necessitating reinvestment in other assets, which may lower returns. Asset-backed securities, which are subject to risks similar to those of mortgage-backed securities, are also structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. The market for mortgage-backed and asset-backed instruments may be volatile and limited, which may make them difficult to buy or sell.

•

Bank Loan Risk — The Fund may invest in bank loans. These investments potentially expose the Fund to the credit risk of the underlying borrower, and in certain cases, of the financial institution. The Fund’s ability to receive payments in

First Eagle Funds | Prospectus | March 1, 201641

Summary Information about the High Yield Fund

connection with the loan depends primarily on the financial condition of the borrower. The market for bank loans may be illiquid and the Fund may have difficulty selling them, especially in the case of leveraged loans, which can be difficult to value. In addition, bank loans often have contractual restrictions on resale, which can delay the sale and adversely impact the sale price. At times, the Fund may decline to receive non-public information relating to loans, which could disadvantage the Fund relative to other investors.

•	Changes in Debt Ratings Risk — If a rating agency gives a debt instrument a lower rating, the value of the instrument may decline because investors may demand a higher rate of return.
•

Derivatives Risk — Futures contracts or other “derivatives,” including hedging strategies, present risks related to their significant price volatility and risk of default by the counterparty to the contract. The Fund may use derivatives in seeking to reduce the impact of foreign exchange rate changes on the Fund’s value. The Fund may at times also purchase derivatives linked to relevant market indices as either a hedge or for investment purposes.

•

Currency Risk — Currency risk is the risk that foreign currencies will decline in value relative to that of the U.S. dollar and affect the Fund’s non-U.S. currencies or securities that trade in and receive revenue in non-U.S. currencies.

For more information on the risks of investing in the Fund, please see the More Information about the Funds’ Investments section.

Investment Results

The High Yield Fund commenced operations in its present form on or about December 30, 2011 and is the successor to the Old Mutual High Yield Fund (the “Predecessor Fund”) pursuant to a reorganization on or about that same date. The Predecessor Fund had similar investment objectives and strategies as the Fund, but was managed by another investment adviser.

The following information provides an indication of the risks of investing in the Fund by showing changes in performance from year to year, and by showing how the average annual returns for the Fund’s Class I shares for 1 and 5 years and since inception compare with those of a broad measure of market performance.

As with all mutual funds, past performance is not an indication of future performance (before or after taxes).

42First Eagle Funds | Prospectus | March 1, 2016

High Yield Fund

After-tax returns are calculated using the highest individual federal income tax rate for each year, and do not reflect the effect of state and local taxes. Actual after-tax returns depend on your individual tax situation. After-tax returns are not relevant to investors in tax-deferred accounts, such as 401(k) plans or individual retirement accounts.

Updated performance information is available at www.feim.com/individual-investors/fund/high-yield-fund or by calling 800.334.2143.

The following bar chart assumes reinvestment of dividends and distributions and does not reflect any sales charges. If sales charges were included the returns would be lower.

Calendar Year Total Returns—Class I

Best Quarter*		Worst Quarter*
Second Quarter 2009	24.95%	Fourth Quarter 2008	-10.60%

*	For the period presented in the bar chart above.
First Eagle Funds | Prospectus | March 1, 201643

Summary Information about the High Yield Fund

The following average annual total returns table discloses after-tax returns only for Class I shares. After-tax returns for Class A and Class C shares will vary. Returns shown for Class I shares assume commencement of operations on November 19, 2007, which is the date of organization of the Predecessor Fund. Returns shown for Class A and Class C assume commencement of operations on January 3, 2012, which is the date of inception for these share classes. Returns shown for Class I shares include the returns of the Predecessor Fund for periods prior to January 1, 2012.

Average Annual Total Returns as of December 31, 2015

	1 Year	5 Years	Class A Inception (1/3/12)	Class C Inception (1/3/12)	Class I Inception (11/19/07)
First Eagle High Yield Fund
Class A Shares
Return Before Taxes	-11.60%	N/A	1.61%	—	—
Class C Shares
Return Before Taxes	-8.87%	N/A	—	1.98%	—
Class I Shares
Return Before Taxes	-7.04%	3.52%	—	—	7.94%

Return After Taxes on Distributions	-9.72%	0.60%	—	—	4.08%

Return After Taxes on Distributions and Sale of Fund Shares	-3.87%	1.64%	—	—	4.70%
Barclays U.S. Corporate High Yield Index	-4.47%	5.04%	4.92%	4.92%	7.00%

Our Management Team

First Eagle Investment Management, LLC serves as the Adviser to the Fund.

Edward Meigs joined First Eagle Investment Management, LLC as a Portfolio Manager in 2011. Previously, Mr. Meigs served as a Portfolio Manager at Dwight Asset Management, LLC, where he managed the Predecessor Fund since its inception on November 19, 2007.

Sean Slein joined First Eagle Investment Management, LLC as Portfolio Manager in 2011. Previously, Mr. Slein served as a Portfolio Manager at Dwight Asset Management, LLC, where he managed the Predecessor Fund since its inception on November 19, 2007.

44First Eagle Funds | Prospectus | March 1, 2016

High Yield Fund

How to Purchase and Redeem Shares

The minimum initial investment amount generally required for each share class of the High Yield Fund is $2,500 for Classes A and C, and $1 million for Class I. See the About Your Investment—How to Purchase Shares section for more information.

You may purchase Fund shares on any business day at their public offering price next computed after proper receipt of the order. You may redeem or exchange Fund shares on any business day at their net asset value next computed after proper receipt of the order. Transaction orders may be submitted via telephone, through your authorized dealer or FEF Distributors, LLC. Shares held in the dealer’s “street name” must be redeemed or exchanged through the dealer. See the Once You Become a Shareholder section for more information.

First Eagle Funds | Prospectus | March 1, 201645

First Eagle Fund of America

Summary Information

Investment Objective

First Eagle Fund of America (“Fund of America”) seeks capital appreciation by investing primarily in domestic stocks and, to a lesser extent, in debt and foreign equity securities.

Fees and Expenses of the Fund of America

The following information describes the fees and expenses you may pay if you buy and hold shares of Fund of America.

You may qualify for sales charge discounts if you, together with certain related accounts, invest, or agree to invest in the future, at least $25,000 in Fund of America. Information about these and other discounts is available from your financial professional and in the How to Purchase Shares and Public Offering Price of Class A Shares sections on pages 68 and 73, respectively.

	Class A		Class C	Class Y†	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on Purchases (as a percentage of public offering price)	5.00		None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of your purchase or redemption price)	1.00	*	1.00	None	None
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Management Fees**	0.90		0.90	0.90	0.90

Distribution and Service (12b-1) Fees	0.25		1.00	0.25	None

Other Expenses***	0.15		0.15	0.16	0.10
Total Annual Operating Expenses (%)	1.30		2.05	1.31	1.00

†	Closed to new investors.
*	A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.

**

For the prior fiscal year, the effective management fee rate was 0.97%. The lower rate shown here applies as of March 1, 2016 and reflects the following terms: 0.90% on the Fund’s first $5 billion in net assets, and 0.85% in excess of $5 billion.

***	“Other Expenses” shown reflect actual expenses for the Fund for the fiscal year ended October 31, 2015.
46First Eagle Funds | Prospectus | March 1, 2016

Fund of America

Example

The following example is intended to help you compare the cost of investing in Fund of America with the cost of investing in other mutual funds. This hypothetical example assumes you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem all shares at the end of those periods. The example also assumes the average annual return is 5% and operating expenses remain the same. Please keep in mind your actual costs may be higher or lower.

Share Status	1 Year	3 Years	5 Years	10 Years
Class A
Sold or Held	$626	$891	$1,177	$1,989

Class C (shares have a one year contingent deferred sales charge)
Sold	$308	$643	$1,103	$2,379

Held	$208	$643	$1,103	$2,379

Class Y
Sold or Held	$133	$415	$718	$1,579

Class I
Sold or Held	$102	$318	$552	$1,225

Portfolio Turnover Rate

Fund of America pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund of America operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, Fund of America’s portfolio turnover rate was 32.23% of the average value of its portfolio.

Principal Investment Strategies

To achieve its objective of capital appreciation, Fund of America will primarily invest in domestic stocks and, to a lesser extent, debt and foreign equity instruments. Normally, at least 80% of the Fund assets are invested in domestic equity and debt instruments. Equity securities include common stocks, preferred stocks, convertible

First Eagle Funds | Prospectus | March 1, 201647

Summary Information about the Fund of America

securities and warrants. The Fund may also invest in repurchase agreements and derivatives.

Derivatives include investing in options, futures and swaps and related products. Specifically, the Fund may enter into interest rate, credit default, currency, equity, fixed income and index swaps and the purchase or sale of related caps, floors and collars.

In addition, the Fund may enter into options on securities and on stock indices to limit the Fund’s investment risk and augment its investment return. Further, the Fund may write “covered” call options on equity or debt securities and on stock indices in seeking to enhance investment return or to hedge against declines in the prices of portfolio securities or may write put options to hedge against increases in the prices of securities which it intends to purchase. The Fund also may write call options on broadly based stock and bond market indices if at the time of writing it holds a portfolio of stocks or bonds listed on such index. Finally, the Fund may utilize futures contracts and options on futures on securities exchanges or in the over-the-counter market.

The Fund may enter into certain types of repurchase agreements, primarily as a cash management strategy.

Normally, at least 80% of the Fund’s assets will be invested in domestic equity and debt instruments. The Fund “counts” derivative positions on these instruments for purposes of this 80% allocation, and in doing so, values each position at the price at which it is held on the Fund’s books.

The investment philosophy and strategy of Fund of America can be broadly characterized as a bottom-up, event-driven approach to choose stocks that it believes are undervalued and should perform well. In a bottom-up approach, companies and securities are researched and chosen individually. In an event-driven approach, one looks for companies that appear to be undervalued in relation to their potential value in light of positive corporate changes. Signals of corporate change can be management changes, large share repurchases, potential acquisitions or mergers. If changes are successful, these companies should realize a rise in the stock price. Fund of America invests in the securities of companies that it believes are undervalued relative to their overall financial and managerial strength. Investment decisions for the Fund are made without regard to the capitalization (size) of the companies in which it invests. The Fund may invest in any size company, including large, medium and smaller companies. The Fund may invest in debt securities generally without

48First Eagle Funds | Prospectus | March 1, 2016

Fund of America

regard to their credit rating or time to maturity. However, the Fund has no current intention of investing more than 5% of its net assets in high yield bonds.

Principal Investment Risks

As with any mutual fund investment, you may lose money by investing in Fund of America. The likelihood of loss may be greater if you invest for a shorter period of time. An investment in the Fund is not intended to be a complete investment program.

Principal risks of investing in Fund of America, which could adversely affect its net asset value and total return, are:

•

Market Risk — The value of the Fund’s portfolio holdings may fluctuate in response to events specific to the companies or markets in which Fund of America invests, as well as economic, political, or social events in the United States or abroad.

•

Event-Driven Style Risk — The event-driven investment style carries the additional risk that the event anticipated occurs later than expected, does not occur at all, or does not have the desired effect on the market price of the securities.

•

Diversification Risk — The Fund is a non-diversified mutual fund, and as a result, an investment in Fund of America may expose your money to greater risks than if you invest in a diversified fund. Fund of America will invest in a limited number of companies and industries, therefore gains or losses in a particular security may have a greater impact on their share price.

•

Credit and Interest Rate Risk — The value of the Fund’s portfolio may fluctuate in response to the risk that the issuer of a bond or other instrument will not be able to make payments of interest and principal when due. The Fund may invest in debt instruments that are below investment grade, e.g., junk bonds, which are considered speculative, and carry a higher risk of default. In addition, fluctuations in interest rates can affect the value of debt instruments held by the Fund. An increase in interest rates tends to reduce the market value of debt instruments, while a decline in interest rates tends to increase their values. Longer-duration instruments tend to be more sensitive to interest rate changes than those with shorter durations.

•	Small and Medium-Size Company Risk — The Fund may invest in small and medium-size companies, the securities of which can be more volatile in price than those of larger companies.
First Eagle Funds | Prospectus | March 1, 201649

Summary Information about the Fund of America

•

Repurchase Agreements Risk — The Fund may enter into certain types of repurchase agreements, primarily as a cash management strategy. If the seller fails to repurchase the security and the market value declines, Fund of America may lose money.

•

Options Risk — The Fund may engage in various options transactions in which Fund of America seeks to limit investment risk or increase investment returns by purchasing the right to buy or sell, or by selling the obligation to buy or sell, a security at a set price in the future. The Fund pays a premium when buying options and receives a premium when selling options. When trading options, the Fund may incur losses or forego otherwise realizable gains if market prices do not move as expected.

•

Foreign Investment Risk — The Fund may invest in foreign investments. Foreign investments are susceptible to less politically, economically and socially stable environments, foreign currency and exchange rate changes, and adverse changes to government regulations.

•

Gold Risk — The Fund does not invest in gold, but may invest in Exchange Traded Funds (“ETFs”) that hold gold or track the price of gold. The Fund is therefore susceptible to specific political and other risks affecting the price of gold and other precious metals.

For more information on the risks of investing in Fund of America, please see the More Information about the Funds’ Investments section.

Investment Results

The following information provides an indication of the risks of investing in Fund of America by showing changes in the Fund’s performance from year to year, and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. As with all mutual funds, past performance is not an indication of future performance (before or after taxes).

After-tax returns are calculated using the highest individual federal income tax rate for each year, and do not reflect the effect of state and local taxes. Actual after-tax returns depend on your individual tax situation. After-tax returns are not relevant to investors in tax-deferred accounts, such as 401(k) plans or individual retirement accounts.

Updated performance information is available at www.feim.com/individual-investors/fund/fund-america or by calling 800.334.2143.

50First Eagle Funds | Prospectus | March 1, 2016

Fund of America

The following bar chart assumes reinvestment of dividends and distributions and does not reflect any sales charges. If sales charges were included, the returns would be lower.

Calendar Year Total Returns—Class Y

Best Quarter*		Worst Quarter*
Second Quarter 2009	13.03%	Fourth Quarter 2008	-20.71%

*	For the period presented in the bar chart above.
First Eagle Funds | Prospectus | March 1, 201651

Summary Information about the Fund of America

The following table discloses after-tax returns only for Class Y shares.

After-tax returns for Class C, Class A and Class I shares will vary.

Average Annual Total Returns as of December 31, 2015

	1 Year	5 Years	10 Years	Class I Inception (3/8/13)
First Eagle Fund of America
Class Y Shares
Return Before Taxes	-3.54%	10.83%	8.72%	—

Return After Taxes on Distributions	-4.18%	9.88%	7.72%	—

Return After Taxes on Distributions and Sale of Fund Shares	-1.49%	8.52%	7.00%	—
Class C Shares
Return Before Taxes	-5.16%	10.02%	7.92%	—
Class A Shares
Return Before Taxes	-8.36%	9.71%	8.17%	—
Class I Shares
Return Before Taxes	-3.20%	N/A	N/A	9.91%
Standard & Poor’s 500 Index	1.38%	12.57%	7.31%	12.57%

Our Management Team

First Eagle Investment Management, LLC serves as the Fund’s Adviser.

Portfolio Managers Harold Levy and Eric Stone of Iridian Asset Management LLC, a subadviser retained by First Eagle Investment Management, LLC, have responsibility for the day-to-day management of Fund of America and are assisted by their colleague Portfolio Manager David Cohen. Messrs. Levy and Cohen have served as Portfolio Managers of the Fund since the Fund’s inception in April 1987 and since 1989, respectively. Mr. Stone has served as a Portfolio Manager since March 2014.

How to Purchase and Redeem Shares

The minimum initial investment amount generally required for each share class of Fund of America is $2,500 for Classes A, C, and Y and $1 million for Class I. See the About Your Investment—How to Purchase Shares section for more information. Class Y shares are closed to new investors subject to the limited exceptions described

52First Eagle Funds | Prospectus | March 1, 2016

Fund of America

in the About Your Investment—Fund of America Class Y Shares (closed to new investors) section.

You may purchase Fund shares on any business day at their public offering price next computed after proper receipt of the order. You may redeem or exchange Fund shares on any business day at their net asset value next computed after proper receipt of the order. Transaction orders may be submitted via telephone, through your authorized dealer or FEF Distributors, LLC. Shares held in the dealer’s “street name” must be redeemed or exchanged through the dealer. See the Once You Become a Shareholder section for more information.

First Eagle Funds | Prospectus | March 1, 201653

Summary Information about the Funds

Information about Taxes and Financial Intermediaries

Tax Information

It is the Funds’ policy to make periodic distributions of net investment income and net realized capital gains, if any. Unless you elect otherwise, your ordinary income dividends and capital gain distributions will be reinvested in additional shares of the same share class of each Fund at net asset value calculated as of the payment date. The Funds’ distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as a 401(k) plan or an individual retirement account. Amounts withdrawn from a tax-deferred account may be subject to tax, including a penalty on pre-retirement distributions that are not properly rolled over to other tax-deferred accounts. See the Information on Dividends, Distributions and Taxes section for more information.

Payments to Broker-Dealers and Financial Intermediaries

If you purchase shares of the Funds through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information. See the About Your Investment—Distribution and/or Shareholder Services Expenses section for more information.

54First Eagle Funds | Prospectus | March 1, 2016

More Information about the Funds’ Investments

Investment Objectives and Strategies of the Funds

Global Fund. The Global Fund seeks long-term growth of capital by investing in a range of asset classes from markets in the United States and throughout the world. In seeking to achieve this objective, the Fund will normally invest primarily in common stocks (and securities convertible into common stocks) of U.S. and foreign companies. The Fund may also invest in short-term debt instruments, gold and other precious metals, and futures contracts related to precious metals, and fixed-income instruments of domestic or foreign issuers.

Overseas Fund. The Overseas Fund seeks long-term growth of capital by investing primarily in equities issued by non-U.S. corporations. In seeking to achieve this objective, the Fund invests primarily in equity securities of companies traded in mature markets, and may invest in emerging markets. Normally, the Fund invests at least 80% of its total assets in foreign securities. The Fund may invest in fixed-income instruments, short-term debt instruments, gold and other precious metals, and futures contracts related to precious metals.

U.S. Value Fund. The U.S. Value Fund seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its assets in domestic equity and debt securities. The Fund may also invest in gold and other precious metals, and futures contracts related to precious metals.

Gold Fund. The Gold Fund seeks to provide investors the opportunity to participate in the investment characteristics of gold (and to a limited extent other precious metals) for a portion of their overall investment portfolio. At least 80% of the Fund’s assets will be invested in gold and/or securities (which may include both equity and, to a limited extent, debt instruments) directly related to gold or issuers principally engaged in the gold industry, including securities of gold mining finance companies as well as operating companies with long, medium or short-life mines. The Fund may also invest in debt and equity instruments unrelated to the gold industry, other precious metals and futures contracts related to precious metals.

Global Income Builder Fund. The Global Income Builder Fund seeks current income generation and long-term growth of capital. The Fund will normally invest its assets primarily in common stocks of U.S. and foreign companies that offer attractive dividend yields and a range of fixed income instruments, including high yield, below investment grade instruments (commonly referred to as “junk bonds”), investment grade instruments, sovereign debt and various short-term debt instruments from markets in the United States and multiple countries around the world.

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High Yield Fund. The High Yield Fund seeks to provide investors with a high level of current income. The Fund will normally invest at least 80% of its net assets in high yield, below investment-grade securities (commonly referred to as “junk bonds”) and instruments. Such high yield instruments may include corporate bonds and loans, municipal bonds, and mortgage-backed and asset-backed securities. The Fund may also invest in other types of instruments including unrated debt securities and derivatives and may also employ certain investment techniques which create market exposure, such as dollar rolls.

Fund of America. The Fund of America seeks capital appreciation by investing primarily in domestic stocks and to a lesser extent in debt and foreign equity securities. The Fund may also invest in repurchase agreements and derivatives.

All Funds—Change in Investment Objective. Although no change is anticipated, the investment objective of each of the Funds, except for the Global Fund, can be changed without shareholder approval. Shareholders will be notified a minimum of 60 days in advance of any change in investment objective or of any change in a Fund’s “80% of assets” investment policies.

Principal Investment Risks

Some of the principal investment risks of the Funds are described below in greater detail than in the Fund Summaries at the beginning of the Prospectus. Other investment risks and practices also apply and are described in the Statement of Additional Information (the “SAI”), which is available on request (see back cover). In any Fund, an investment made at a perceived “margin of safety” or “discount to intrinsic or fundamental value” can trade at prices substantially lower than when an investment is made, so that any perceived “margin of safety” or “discount to value” is no guarantee against loss.

Market Risk — All securities may be subject to adverse market trends. The value of a Fund’s portfolio holdings may fluctuate in response to events specific to the companies or stock or bond markets in which a Fund invests, as well as economic, political, or social events in the United States or abroad. This may cause a Fund’s portfolio to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole. As a result, a portfolio of such securities may underperform the market as a whole.

Credit and Interest Rate Risk — The value of a Fund’s portfolio may fluctuate in response to the risk that the issuer of a bond or other instrument will not be able to make payments of interest and principal when due. The value of the debt securities held by a Fund fluctuates with the credit quality of the issuers of those securities. A

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Fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt. In addition, fluctuations in interest rates can affect the value of debt instruments held by the Fund. An increase in interest rates tends to reduce the market value of debt instruments, while a decline in interest rates tends to increase their values. Longer-duration instruments tend to be more sensitive to interest rate changes than those with shorter durations.

Foreign Investments Risks — Foreign investments involve certain inherent risks that are different from those of domestic investments, including political or economic instability of the issuer or the country of issue, less government supervision and regulation of foreign securities exchanges, changes in foreign currency and exchange rates, less public information about foreign companies, greater price fluctuations, and the possibility of adverse changes in investment or exchange control regulations. Currency fluctuations may also affect the net asset value of a Fund irrespective of the performance of the underlying investments in foreign issuers. Foreign governments can also levy confiscatory taxes, expropriate assets and limit repatriations of assets. These risks may be more pronounced with respect to investments in emerging markets. As a result of these and other factors, foreign securities may be subject to greater price fluctuation than securities of U.S. companies.

Risks of Small and Medium-Size Companies — In addition to investments in larger companies, each Fund may invest in smaller and medium-size companies, which historically have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities and the greater sensitivity of smaller companies to changing economic conditions. In addition, smaller companies may lack depth of management, they may be unable to generate funds necessary for growth or development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. The Funds consider small companies to be companies with market capitalizations of less than $1 billion and medium-size companies to have market capitalizations of less than $10 billion.

Illiquid Investment Risk — The market for lower-quality debt instruments, including junk bonds and leveraged loans, is generally less liquid than the market for higher-quality debt instruments. Holding illiquid securities restricts or otherwise limits the ability for a Fund to freely dispose of its investments for specific periods of time. A Fund might not be able to sell illiquid securities at its desired price or time. Changes in the markets or in regulations governing the trading of illiquid instruments can cause rapid changes in the price or ability to sell an illiquid security.

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Derivatives Risk — Futures contracts or other “derivatives,” including hedging strategies, present risks related to their significant price volatility and risk of default by the counterparty to the contract. Derivatives are subject to counterparty risk, which is the risk that a loss may be sustained by a Fund as a result of the insolvency or bankruptcy of the other party to the transaction or the failure of the other party to make required payments or otherwise comply with the terms of the transaction. Changing conditions in a particular market area, such as those experienced in the subprime and non-agency mortgage market over recent years, whether or not directly related to the referenced assets that underlie the transaction, may have an adverse impact on the creditworthiness of the counterparty. If a Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss, which could also lead to an increase in redemptions of Fund shares. The Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund was unable to liquidate its position because of an illiquid secondary market. The market for some derivatives is, or suddenly can become, illiquid, especially in times of financial stress. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Subsidiary Risk — By investing in its Subsidiary, each of the Global Fund, Overseas Fund, U.S. Value Fund, and Gold Fund are indirectly exposed to the risks associated with that Subsidiary’s investments. The Subsidiaries are not registered under the 1940 Act and are not subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of a Fund and/or a Subsidiary to operate as expected and could adversely affect the Fund.

Options Risk — When trading options, a Fund may incur losses or forego otherwise realizable gains if market prices do not move as expected.

Risks of Gold — The Gold Fund maintains a policy of concentrating its investments in gold and gold-related issues. The other Funds may also invest in assets of this nature. Each Fund is therefore susceptible to specific political and economic risks affecting the price of gold and other precious metals including changes in U.S. or foreign tax, currency or mining laws, increased environmental costs, international monetary and political policies, economic conditions within an individual country, trade imbalances, and trade or currency restrictions between countries. The price of gold, in turn, is likely to affect the market prices of securities of companies mining or processing gold, and accordingly, the value of a Fund’s investments in such securities may also be affected. Gold-related investments as a group have not performed as well as the stock market in general during periods when the U.S. dollar is strong, inflation

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is low and general economic conditions are stable. In addition, returns on gold-related investments have traditionally been more volatile than investments in broader equity or debt markets.

Although the risks related to investing in gold and other precious metals directly (as each of the Funds other than Fund of America are authorized to do) are similar to those of investing in precious metal finance and operating companies, as just described, there are additional considerations, including custody and transaction costs that may be higher than those involving securities. Moreover, holding gold results in no income being derived from such holding, unlike certain securities which may pay dividends or make other current payments. Although the Funds have contractual protections with respect to the credit risk of their custodian, gold held in physical form (even in a segregated account) involves the risk of delay in obtaining the assets in the case of bankruptcy or insolvency of the custodian. This could impair disposition of the assets under those circumstances. In addition, income derived from trading in gold and certain contracts and derivatives relating to gold may result in negative tax consequences. Finally, although not currently anticipated, if gold in the future were held in a book account, it would involve risks of the credit of the party holding the gold.

Diversification Risk — The Gold Fund and Fund of America are non-diversified mutual funds, and as a result, an investment in these Funds may expose your money to greater risks than if you invest in a diversified fund. These Funds may invest in a limited number of companies and industries, and therefore gains or losses in a particular security may have a greater impact on their share price.

High Yield Debt Instruments Risk — The High Yield Fund maintains a policy of concentrating its investments in high yield debt instruments. The other Funds may also invest in assets of this nature. Instruments with the lowest investment grade ratings are considered to have speculative characteristics. Certain debt instruments that have not been rated also are considered by the Adviser to be equivalent to below investment grade (often referred to as “high yield” or “junk bonds”). On balance, debt instruments that are below investment grade are considered predominately speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of default and bankruptcy. In the event of a high yield issuer’s bankruptcy, claims of other creditors may have priority over the claims of high yield bond holders, leaving few or no assets available to repay high yield bond holders. Prices of high yield instruments are subject to extreme price fluctuations and are likely to be less marketable and more adversely affected by economic downturns than higher-quality debt instruments. Adverse publicity and investors’ perceptions,

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whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated debt instruments, especially in a thinly traded market. Analyses of the creditworthiness of issuers of lower-rated debt instruments may be more complex than for issuers of higher-rated instruments, and the ability of each Fund to achieve its investment objective may, to the extent of investment in lower-rated debt instruments, be more dependent upon such creditworthiness analyses than would be the case if this Fund were investing in higher-rated instruments.

Prepayment Risk — Certain instruments, especially mortgage-backed securities, for example, are susceptible to the risk of prepayment by borrowers. During a period of declining interest rates, homeowners may refinance their high rate mortgages and prepay the principal. Cash from these prepayments flows through to prepay the mortgage-backed securities, necessitating reinvestment in other assets, which may lower returns. Asset-backed securities, which are subject to risks similar to those of mortgage-backed securities, are also structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. The market for mortgage-backed and asset-backed instruments may be volatile and limited, which may make them difficult to buy or sell.

Currency Risk — Currency risk is the risk that foreign currencies will decline in value relative to that of the U.S. dollar and affect a Fund’s non-U.S. currencies or securities that trade in and receive revenue in non-U.S. currencies.

Changes in Debt Ratings — Investments can be subject to the risk of downgrade by a ratings agency. Ratings downgrades generally affect the value of the downgraded security and are likely to result in both decreased demand for the security and an investor expectation of a higher rate of return on the security.

Bank Loan Risk — The Funds may invest in bank loans. These investments potentially expose a Fund to the credit risk of the underlying borrower, and in certain cases, of the financial institution. A Fund’s ability to receive payments in connection with the loan depends primarily on the financial condition of the borrower. Even investments in secured loans present risk, as there is no assurance that the collateral securing the loan will be sufficient to satisfy the loan obligation. The market for bank loans may be illiquid and a Fund may have difficulty selling them. In addition, bank loans often have contractual restrictions on resale, which can delay the sale and adversely impact the sale price. In some instances, other accounts managed by the Adviser or an affiliate may hold other securities issued by borrowers whose loans may be held in the Fund’s portfolio. If the credit quality of the issuer

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deteriorates, the Adviser may owe conflicting fiduciary duties to the Fund and other client accounts. At times, the Fund may decline to receive non-public information relating to loans, which could disadvantage the Fund relative to other investors. Alternatively, the Adviser may come into possession of material, non-public information about the issuers of loans that may be held in the Fund’s portfolio. The Adviser’s ability to trade in these loans for the account of the Fund could be limited by its possession of such information. Such limitations on the Adviser’s ability to trade could have an adverse effect on the Fund by preventing the Fund from selling a loan that is experiencing a material decline in value.

Convertible Security Risk — The Funds may be susceptible to convertible security risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities may gain or lose value due to changes in the issuer’s operating results, financial condition, and credit rating and changes in interest rates and other general economic, industry and market conditions. Convertible securities generally have higher yields than common stocks of the same or similar issuers, but lower yields than comparable non-convertible securities. They may be less subject to fluctuation in value than the underlying stock because they have fixed income characteristics, and provide the potential for capital appreciation if the market price of the underlying common stock increases.

Defaulted Securities — A Fund may invest in securities of companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Such investments involve a substantial degree of risk. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund’s original investment, and/or may be required to accept payment over an extended period of time. A wide variety of considerations render the outcome of any investment in a financially distressed company uncertain, and the level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant business and financial difficulties, is unusually high. There is no assurance that the Adviser will correctly evaluate the intrinsic values of the distressed companies in which the Fund may invest.

Real Estate Risk — A Fund may invest in real estate investment trusts (“REITs”), which are subject to risks affecting real estate. REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), and/or to maintain exemptions from the Investment Company Act of 1940. A Fund’s investments in REITs present certain

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further risks that are unique and in addition to the risks associated with investing in the real estate industry in general. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future.

Event-Driven Style Risk — The event-driven investment style of the Fund of America carries the additional risk that the event anticipated occurs later than expected, does not occur at all, or does not have the desired effect on the market price of the securities.

Repurchase Agreements Risk — A Fund may enter into certain types of repurchase agreements, primarily as a cash management strategy. If the seller fails to repurchase the security and the market value declines, the Fund may lose money.

Defensive Investment Strategies

The Funds have the flexibility to respond promptly to changes in market and economic conditions. For example, a defensive strategy may be warranted during periods of unfavorable market or economic conditions, including periods of market turbulence or periods when prevailing market valuations are higher than those deemed attractive under the investment criteria generally applied on behalf of the Funds. Under a defensive strategy, the Funds may hold cash and/or invest up to 100% of their assets in high quality debt securities or money market instruments of U.S. or foreign issuers. In such a case, a Fund may not be able to pursue, and may not achieve, its investment objective. It is impossible to predict whether, when or for how long a Fund will employ defensive strategies.

Disclosure of Portfolio Holdings

A description of the Funds’ policies and procedures with respect to disclosure of their portfolio securities is available in the Funds’ Statement of Additional Information, which is available to you without charge, see the Disclosure of Portfolio Holdings section of that document. Top position holdings (generally either top 10 or top five depending on the concentration represented), as well as certain statistical information relating to portfolio holdings such as country or sector breakdowns, for the Funds are posted to the website on a monthly basis within 30 days after the end of each month. These postings can be located behind the Portfolio tab on each Fund’s page of the website and generally are available for at least 30 days from their date of posting. Certain archived top holding postings are also available.

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Fund Indices

The Average Annual Total Returns tables earlier in this Prospectus illustrate how each Fund’s average annual returns for different calendar periods compare to the returns of one of the specified indices. These indices are not available for purchase. Additional information on each is set out below.

The MSCI World Index is a widely followed, unmanaged group of stocks from 23 developed international markets. The index provides total returns in U.S. dollars with net dividends reinvested. One cannot invest directly in an index.

The MSCI EAFE Index is an unmanaged total return index, reported in U.S. dollars, based on share prices and reinvested net dividends of approximately 1,100 companies from 21 developed market countries. One cannot invest directly in an index.

The Standard & Poor’s 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy. Although the Standard & Poor’s 500 Index focuses on the large-cap segment of the market, with approximately 80% coverage of U.S. equities, it is also considered a proxy for the total market. The Standard & Poor’s 500 Index includes dividends reinvested. One cannot invest directly in an index.

The FTSE Gold Mines Index Series is designed to reflect the performance of the worldwide market in the shares of companies whose principal activity is the mining of gold. The FTSE Gold Mines Index encompasses all gold mining companies that have a sustainable, attributable gold production of at least 300,000 ounces a year and that derive 51% or more of their revenue from mined gold. The Index is unmanaged, and includes dividends reinvested. One cannot invest directly in an index.

The Barclays U.S. Aggregate Bond Index is an unmanaged broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. One cannot invest directly in an index.

The Barclays U.S. Corporate High Yield Index is composed of fixed-rate, publicly issued, noninvestment grade debt and is unmanaged, with dividends reinvested. The index includes both corporate and non-corporate sectors. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. One cannot invest directly in an index.

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Fund Management

The Adviser

First Eagle Funds are managed by First Eagle Investment Management, LLC, a subsidiary of Arnhold and S. Bleichroeder Holdings, Inc. (“ASB Holdings”). Based in New York City since 1937, ASB Holdings is the successor firm to two German banking houses—Gebr. Arnhold, founded in Dresden in 1864, and S. Bleichroeder, founded in Berlin in 1803. BCP CC Holdings L.P. owns a controlling interest in ASB Holdings. BCP CC Holdings L.P. is a Delaware limited partnership managed by its two members, Blackstone Capital Partners VI L.P. and Corsair IV Financial Services Capital Partners, L.P. Blackstone Capital Partners VI L.P. is indirectly controlled by The Blackstone Group L.P., (“Blackstone”) and Corsair IV Financial Services Capital Partners, L.P. is indirectly controlled by Corsair Capital LLC (“Corsair”). Investment funds managed by Blackstone and Corsair and certain co-investors own a controlling interest in ASB Holdings and the Adviser through BCP CC Holdings L.P. The Adviser offers a variety of investment management services. In addition to the First Eagle Funds, its clients include corporations, foundations, major retirement plans and high-net-worth individuals. As of January 31, 2016, the Adviser had over $88.0 billion under management. The Adviser’s address is 1345 Avenue of the Americas, New York, NY 10105.

Matthew McLennan and Kimball Brooker, Jr. manage Global Fund and Overseas Fund. Matthew McLennan, Kimball Brooker, Jr. and Matthew Lamphier manage U.S. Value Fund. Matthew McLennan and Thomas Kertsos manage Gold Fund. Giorgio Caputo, Robert Hordon, Edward Meigs and Sean Slein manage Global Income Builder Fund. Edward Meigs and Sean Slein manage High Yield Fund. Their professional backgrounds are below.

Matthew McLennan is Head of the First Eagle Global Value Team, manages Global Fund and Overseas Fund with Mr. Brooker, manages U.S. Value Fund with Messrs. Brooker and Lamphier and is the manager of Gold Fund. Mr. McLennan joined the Adviser in September 2008 after having held various senior positions with Goldman Sachs Asset Management in London and New York. While at his predecessor firm for over fourteen years, Mr. McLennan was Chief Investment Officer of a London-based investment team from 2003 to 2008 where he was responsible for managing a focused value-oriented global equity product and held positions from 1994 to 2003 that included portfolio management and investment analyst responsibilities for small-cap and mid-cap value equity portfolios.

Kimball Brooker, Jr. manages Global Fund and Overseas Fund with Mr. McLennan and manages U.S. Value Fund with Messrs. McLennan and Lamphier. Mr. Brooker joined the Adviser in January 2009 and is also a member of the First Eagle Global

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Fund Management

Value analyst team. For the three years prior to that, Mr. Brooker was Chief Investment Officer of Corsair Capital.

Matthew Lamphier manages U.S. Value Fund with Messrs. McLennan and Brooker. He joined the Adviser in May 2007 and is also a member of the First Eagle Global Value analyst team. Prior to that, Mr. Lamphier worked as a research analyst at various financial institutions, most recently, Trilogy Global Advisors.

Thomas Kertsos manages the Gold Fund with Mr. McLennan. He joined the Adviser in May 2014 and is also a member of the First Eagle Global Value analyst team. Prior to that, Mr. Kertsos worked as an analyst at Fidelity Management & Research.

Edward Meigs joined First Eagle Investment Management, LLC in 2011. Prior to serving as Portfolio Manager to the High Yield Fund and the Global Income Builder Fund, Mr. Meigs held various portfolio management positions at Dwight Asset Management, LLC, the investment adviser to the Predecessor Fund to the High Yield Fund, since 2001, where he managed the Predecessor Fund since its inception.

Sean Slein joined First Eagle Investment Management, LLC in 2011. Prior to serving as Portfolio Manager to the High Yield Fund and the Global Income Builder Fund, Mr. Slein held various portfolio management positions at Dwight Asset Management, LLC, the investment adviser to the Predecessor Fund to the High Yield Fund, since 2001, where he managed the Predecessor Fund since its inception.

Giorgio Caputo is a Portfolio Manager to the Global Income Builder Fund and has been an Analyst, Senior Analyst and Portfolio Manager at the Adviser since he joined the firm in September 2009. Prior to joining the Adviser, Mr. Caputo was a Managing Director at JANA Partners, LLC.

Robert Hordon is a Portfolio Manager to the Global Income Builder Fund, and has been an Analyst, Senior Analyst and Portfolio Manager at the Adviser since he joined the firm in July 2001.

Additional information regarding these portfolio managers’ compensation, other accounts managed and ownership of securities in the First Eagle Funds is available in the Statement of Additional Information. The portfolio managers are supported in their duties by a team of investment professionals employed by the Adviser. Also available in the Statement of Additional Information is certain background information regarding these investment professionals. The personnel responsible for the day-to-day management of Fund of America are described under “The Subadviser.”

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Fund Management

Pursuant to an advisory agreement with the Funds, the Adviser is responsible for the management of each of the Funds’ portfolios or, in the case of Fund of America, oversees and supervises the investment management services provided by the Subadviser. In return for its investment management services, each Fund pays the Adviser a fee at the annual rate of the average daily value of its net assets as follows:

Management Fee
Global Fund	0.75%

Overseas Fund	0.75%

U.S. Value Fund	0.75	%*

Gold Fund	0.75%

Global Income Builder Fund	0.75%

High Yield Fund	0.70	%**

Fund of America	0.90	%***

*

The Adviser has contractually agreed to waive its management fee at an annual rate in the amount of 0.05% of the average daily value of the U.S. Value Fund’s net assets for the period through February 28, 2017. This waiver has the effect of reducing the management fee shown in the table for the term of the waiver from 0.75% to 0.70%.

**

The Adviser has contractually agreed to waive its management fee at an annual rate in the amount of 0.05% of the average daily value of the High Yield Fund’s net assets for the period through February 28, 2017. This waiver has the effect of reducing the management fee shown in the table for the term of the waiver from 0.70% to 0.65%.

***

For the prior fiscal year, the effective management fee rate was 0.97%. The lower rate shown here applies as of March 1, 2016 and reflects the following terms: 0.90% on the Fund of America’s first $5 billion in net assets, and 0.85% in excess of $5 billion.

The Adviser also performs certain administrative, accounting, operations, compliance and other services on behalf of the Funds, and in accordance with its agreements with them, the Funds (other than the Global Income Builder Fund and the High Yield Fund) reimburse the Adviser for costs (including personnel, related overhead and other costs) related to those services. Those reimbursements may not exceed an annual rate of 0.05% of the value of a Fund’s average daily net assets.

Each of the Global Income Builder Fund and the High Yield Fund pays a fee to the Adviser related to those services. The fee is an annual rate of 0.05% of the value of each of the Global Income Builder Fund’s and the High Yield Fund’s average daily net assets. These fees and reimbursements comprise a portion, and sometimes a substantial portion, of each Fund’s “Other Expenses” in the fees and expenses tables at the beginning of this Prospectus.

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Fund Management

The Subadviser

Pursuant to a subadvisory agreement with the Adviser, Iridian Asset Management LLC (“Iridian” or the “Subadviser”) manages the investments of Fund of America. Iridian is a registered investment adviser whose primary office is at 276 Post Road West, Westport, CT 06880. Harold J. Levy and Eric Stone are the portfolio managers primarily responsible for Fund of America. Mr. Levy was, as an employee of FEIM, a portfolio manager of the Fund in its prior format as a series of the former First Eagle Funds Trust since its inception in April 1987. David L. Cohen assists Mr. Levy and Mr. Stone and also is a portfolio manager of the Fund and, as an employee of FEIM was a portfolio manager of the Fund in its prior format as a series of the former First Eagle Funds Trust since 1989. Prior to 2002, Messrs. Levy and Cohen were employed by FEIM since 1985 and 1989, respectively. Iridian is wholly owned by entities controlled by Messrs. Levy and Cohen. Mr. Stone joined Iridian in April 2012 and for the three years prior to that, Mr. Stone worked as a portfolio manager with Plural Investments.

The fees paid to Iridian by the Adviser under the Subadvisory Agreement are based on a reference amount equal to 50% of the combined (i) fees received by the Adviser for advisory services on behalf of the Fund and (ii) fees received by the Fund’s distributor for its shareholder liaison services on behalf of the Fund. These amounts are reduced by certain direct marketing costs borne by the Adviser in connection with the Fund and are further reduced by the amount paid by the Adviser for certain administrative expenses incurred in providing services to the Fund.

Additional information regarding these portfolio managers’ compensation, other accounts managed by these portfolio managers and their ownership of securities in Fund of America is available in the Statement of Additional Information.

Approval of Advisory and Subadvisory Agreements

A discussion regarding the basis of the Board of Trustees’ approval of the Advisory and Subadvisory Agreements with the Funds is available in the Annual or Semi-Annual Report to shareholders for financial reporting periods in which the Agreements were acted upon by the Board.

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About Your Investment

Investing requires a plan. Whether you invest on your own or use the services of a financial professional, you should create a strategy designed to meet your short- and long-term financial goals.

While this Prospectus and the Statement of Additional Information describe pertinent information about the Trust and the Funds, neither this Prospectus nor the Statement of Additional Information can represent a contract between the Trust or a Fund and any shareholder or any other party.

How to Purchase Shares

The minimum initial and subsequent investment amounts generally required for each share class of each Fund are as follows:

Minimum Investments†	Initial*		Subsequent
First Eagle Global Fund
Class A	$2,500		$100

Class C	2,500		100

Class I	1,000,000	**	100

First Eagle Overseas Fund
Class A***	$2,500		$100

Class C***	2,500		100

Class I***	1,000,000	**	100

First Eagle U.S. Value Fund
Class A	$2,500		$100

Class C	2,500		100

Class I	1,000,000	**	100

First Eagle Gold Fund
Class A	$2,500		$100

Class C	2,500		100

Class I	1,000,000	**	100

First Eagle Global Income Builder Fund
Class A	$2,500		$100

Class C	2,500		100

Class I	1,000,000	**	100

See footnotes on next page.

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About Your Investment

Minimum Investments	Initial*		Subsequent
First Eagle High Yield Fund
Class A	$2,500		$100

Class C	2,500		100

Class I	1,000,000	**	100

First Eagle Fund of America

Class A	$2,500		$100

Class C	2,500		100

Class Y****	2,500		100

Class I	1,000,000	**	100

*	Minimum initial investment is $1,000 for Class A and Class C shares in an individual retirement account (instead of $2,500 as is otherwise required).
**

The current aggregate net asset value of a shareholder’s accounts in any of the Funds may qualify for purposes of meeting the initial minimum investment amount for those Funds which have Class I shares. The minimum may be waived for Class I shares for sponsors of 401(k) plans and wrap fee programs if approved by FEF Distributors. With respect to the High Yield Fund, the minimum also will be waived for certain legacy investors who were invested in the Predecessor Fund to the High Yield Fund.

***	Closed to new investors, subject to limited exceptions described in the About Your Investment—Overseas Fund All Share Classes (closed to new investors) section.
****	Closed to new investors, subject to limited exceptions described in the About Your Investment—Fund of America Class Y Shares (closed to new investors) section.
†

The Trust typically does not offer or sell its shares to non-U.S. residents. For purposes of this policy, a U.S. resident is defined as an account with (i) a U.S. address of record and (ii) all account owners residing in the U.S. at the time of sale.

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The Automatic Investment Program and Automatic Exchange Program each require a minimum investment of $100 per Fund. “Starter” checks and third-party checks will not be accepted for purposes of purchasing shares, but third-party checks may be accepted in connection with individual retirement account rollovers. Third-party transactions, except those for the benefit of custodial accounts or participants in employee benefit plans, are not permitted. The Trust reserves the right to waive the initial minimum investment amounts, at the discretion of the principal underwriter, for certain investors, including Trust employees and trustees, and employees and officers of the Adviser and its affiliates. A Fund’s shares may be purchased through authorized dealers or through FEF Distributors, LLC (“FEF Distributors” or the “Distributor”), the Funds’ principal underwriter. A completed and signed application is required to open an account with the Funds. If there is no application accompanying this Prospectus, please call 800.334.2143 to obtain one.

The Distributor reserves the right to limit the purchase of a Fund’s shares when it is in the best interest of the Fund.

The Trust and the Distributor reserve the right to refuse any share purchase order for any reason they deem appropriate. For example, the Trust or Distributor may reject purchase orders due to nonpayment, and they may refuse orders from investors identified as money-laundering risks and those responsible for potentially disruptive trading practices, such as “market timing.” Share purchases are not binding on the Trust or the Distributor (and accordingly may be rejected) until they are confirmed as paid by the Funds’ transfer agent, DST Systems Inc. (“DST”). All payments must be made in U.S. dollars, and all checks must be drawn on U.S. banks.

No cash or cash equivalents (such as travelers’ checks, cashiers’ checks, bankers’ “official checks” or money orders) will be accepted. As a condition of this offering, if an investor’s purchase is canceled due to nonpayment or because his or her check or Automated Clearing House (“ACH”) transfer does not clear, the investor will be responsible for any loss a Fund may incur as a result thereof. In limited circumstances, completed purchases also may be cancelled when the Distributor or transfer agent receives satisfactory instructions that a trade order was placed in error.

Anti-Money Laundering Compliance

The Trust and the Distributor are required to comply with various anti-money laundering laws and regulations. Consequently, the Trust or the Distributor may request additional information from you to verify your identity and source of funds. For individual investors, such information typically will include name, address, date of birth, and Social Security number. Such information also may include requests for

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documents such as driver’s license or other government-issued identification. For entity investors, such information typically will include name, principal business address, taxpayer identification number, corporate documents such as articles of incorporation, trust or partnership agreements, by laws and similar documents, and also may include requests for documents confirming the authority and identity of those having control over the entity or its trading.

If the Trust or Distributor believes the information submitted does not provide adequate identity verification, it reserves the right to reject the establishment of your account or close the account at its current net asset value. If, at any time, the Trust believes an investor may be involved in suspicious activity, or if certain account information matches data on government lists of suspicious persons, the Trust or Distributor may choose not to establish a new account or may be required to “freeze” an account. They also may be required to provide a governmental agency or another financial institution with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Trust or the Distributor to inform the investor it has taken the actions described above.

How Fund Share Prices Are Calculated

The net asset value for each share class of each Fund is determined as of the close of trading on the New York Stock Exchange (NYSE), normally 4 p.m. Eastern time on each day the NYSE is open for trading. Net asset value for purchase or sale orders which are received by each Fund on any business day before the close of regular trading on the NYSE will be calculated as of that same day. If the purchase or sale request is received on a business day after the close of regular trading on the NYSE, or on a non-business day (weekend or financial market holiday), net asset value will be calculated as of the close of regular trading on the next business day. For each share class of each Fund, the net asset value is computed by dividing the total current value of its assets (less its total liabilities) by the total number of shares outstanding. Because the First Eagle Funds may invest in securities listed on foreign exchanges that may trade on weekends or other days when the Funds do not price their shares, the Funds’ share values may change on days when shareholders will not be able to purchase or redeem shares.

The Funds use pricing services to identify the market prices of publicly traded securities in their portfolios. When market prices are determined to be “stale” due to limited market activity for a particular holding, or in other circumstances when

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market prices are unavailable (such as for private placements) or determined to be unreliable, such holdings may be “fair valued,” according to procedures approved by the Board of Trustees. Additionally, with respect to foreign holdings, specifically in circumstances leading the Adviser to believe that significant events occurring after the close of a foreign market have materially affected the value of a Fund’s holdings in that market, such holdings will be fair valued to reflect the events in accordance with procedures approved by the Board. Also according to procedures approved by the Board, in deciding whether a particular foreign investment should be fair valued, the Adviser will consider several factors, including developments in foreign markets, the performance of U.S. securities markets, and security-specific events. Certain of the Funds have adopted procedures under which movements in the prices for U.S. securities (beyond specified thresholds) occurring after the close of a foreign market generally require fair valuation of securities traded on that foreign market. Therefore, the values assigned to Fund holdings occasionally may differ from reported market values, especially during periods of higher market price volatility. The Trust and the Adviser believe relying on the procedures described above will result in prices that are more reflective of the actual market value of portfolio securities held by the Funds.

The Distributor may authorize certain dealers to receive on its behalf purchase and redemption orders (“authorized dealers”). In turn, these authorized dealers may designate other intermediaries to receive purchase and redemption orders on the Distributor’s behalf (“designated intermediaries”). Orders for shares received by DST, authorized dealers, or designated intermediaries prior to the close of trading on the NYSE will be processed based on that day’s net asset value determined as of the close of trading on the NYSE that day. If an order is received by DST, an authorized dealer, or a designated intermediary after the close of the NYSE, it will be priced the next day the NYSE is open for trading.

Purchases Through Dealers and Financial Intermediaries

You may purchase a Fund’s shares from selected securities dealers with whom the Distributor has sales agreements. You also may obtain additional new account applications from such authorized dealers. For a list of authorized dealers, please contact the Distributor at 800.747.2008. Authorized dealers and financial services firms are responsible for promptly transmitting purchase orders to FEF Distributors and for monitoring applicable breakpoint or sales charge reductions for their accounts. Certain broker-dealers or financial services firms may purchase shares at their net asset value, without a sales commission, and charge investors a transaction charge or other advisory fee through a wrap-fee or similar program.

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Class A shares of each Fund are sold with a front-end sales commission and an annual distribution (Rule 12b-1) fee. Class C shares of each Fund are sold with a “level-load” (consisting of an annual distribution (Rule 12b-1) fee and an annual service fee). Class Y shares of Fund of America are sold with an annual distribution (Rule 12b-1) fee. Funds which have Class I shares are sold primarily to investors purchasing through a fee-based program with their investment adviser or broker-dealer, through a 401(k) plan in which they participate, or, for certain institutional investors, through direct purchases from the Distributor in quantities of $1 million or more. Authorized dealers and financial services firms may impose a charge for handling purchase transactions and may have particular requirements concerning purchases. Contact your authorized dealer or financial services firm for more information.

If you purchase any Fund shares through a broker-dealer or other financial intermediary (such as a bank), each Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary website for more information.

Public Offering Price of Class A Shares

The public offering price of Class A shares equals the net asset value per share plus a sales charge. The Class A sales charges* for each Fund, except for the High Yield Fund, are as follows:

Class a Shares Dollars Invested	Sales Charge as a Percentage of		Dealer Allowance As a Percentage of Offering Price
	Offering Price	Net Amount Invested

Less than $25,000	5.00%	5.26%	4.50%

$25,000 but less than $50,000	4.50	4.71	4.25

$50,000 but less than $100,000	4.00	4.17	3.75

$100,000 but less than $250,000	3.25	3.36	3.00

$250,000 but less than $500,000	2.50	2.56	2.25

$500,000 but less than $1,000,000	1.50	1.52	1.25

$1,000,000 and over**	0.00	0.00	0.00

*	Information relating to sales charges is available at www.feim.com/individual-investors.
**	See the Class A Contingent Deferred Sales Charge section.
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The Class A sales charges* for the High Yield Fund are as follows:

Class a Shares Dollars Invested	Sales Charge as a Percentage of		Dealer Allowance As a Percentage of Offering Price
	Offering Price	Net Amount Invested

Less than $100,000	4.50%	4.71%	4.00%

$100,000 less than $250,000	3.50	3.36	3.00

$250,000 less than $500,000	2.50	2.56	2.25

$500,000 less than $1 million	2.00	2.04	1.75

$1 million and over**	0.00	0.00	0.00

The Distributor re-allows discounts to selected dealers with whom it has sales agreements and is entitled to retain the balance over dealer discounts. The Distributor may re-allow the entire sales load, and, as described in Distribution and/or Shareholder Services Expenses, may provide additional promotional incentives to dealers selling a Fund’s shares. In some instances, the entire reallowance or incentive may be offered only to certain dealers that have sold or may sell significant amounts of a Fund’s shares. Authorized dealers to whom substantially the entire sales charge is reallowed may be deemed to be underwriters, according to the definition under the Securities Act of 1933.

Class A shares of each Fund also carry an annual 0.25% distribution (Rule 12b-1) fee. Because the Rule 12b-1 fee is paid from your investment on an ongoing basis, over time these fees ultimately may cost more than paying other types of sales charges. The distribution plans and agreements adopted by each Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 are described in Distribution and/or Shareholder Services Expenses.

Class A Contingent Deferred Sales Charge

There is no initial sales charge on purchases of Class A shares of one or more of the Funds aggregating $1 million or more. The Distributor may pay dealers of record “finder’s fee” commissions of up to 1.00% of purchases of Class A shares not previously subject to a front-end sales charge or dealer commission paid by the investor.***

*	Information relating to sales charges is available at www.feim.com/individual-investors.
**	See the Class A Contingent Deferred Sales Charge Section.
***	Dealers should call the Distributor at 800.747.2008 to discuss the further terms that apply to this commission.
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These finder’s fee commissions will be paid with respect to purchases (i) aggregating (on a single trade date) $1 million or more by any “person,” which term includes any account having the same mailing address or tax identification number; (ii) accounts with completed letters of intention of $1 million or more; and (iii) certain employer sponsored retirement plans investing through an omnibus account making any single purchase of Class A shares of $1 million or more. Subsequent purchases will need to aggregate $1 million or more to be eligible for this commission (and appropriate documentation will be required to verify additional aggregations).

Finder’s fee commissions also may be paid under certain other circumstances. Your dealer will advise you if any such commissions are paid with respect to your account. If you redeem any shares as to which such a finder’s fee commission was paid within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the “Class A contingent deferred sales charge”) may be deducted from the redemption proceeds. The Class A contingent deferred sales charge will not exceed 1.00% of the lesser of (i) the aggregate net asset value of the redeemed shares at the time of redemption (excluding shares purchased with reinvested dividends or capital gain distributions), or (ii) the original net asset value of the redeemed shares.

If you are investing through a retirement plan, your plan administrator can advise you whether such a finder’s fee commission has been charged against the plan. If so, the plan may be subject to the Class A contingent deferred sales charge if fully redeemed within 18 months of the end of the calendar month of the relevant share purchase.

In determining whether a Class A contingent deferred sales charge is payable when shares are redeemed, shares that are not subject to the sales charge, including those purchased with reinvested dividends and capital gains, will be redeemed first. The remaining shares will be redeemed in the order in which you purchased them.

The Class A contingent deferred sales charge is not charged on Class A exchanges. However, if the shares acquired by exchange are redeemed within 18 calendar months of the end of the calendar month in which the exchanged shares were originally purchased, then the Class A contingent deferred sales charges will apply.

The Class A contingent deferred sales charge will be in addition to any applicable redemption fee described in Once You Become a Shareholder—Redemption Fee.

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Reducing the Sales Charge

As the table in Public Offering Price of Class A Shares shows, larger investments in Class A shares of a Fund will reduce the sales charge on the investment, resulting in what are frequently called sales charge “breakpoints.” To claim a breakpoint or other reduced sales charge, notify your dealer, the Distributor or DST at the time of purchase that one of the following applies (including, if relevant, the existence of all accounts or balances applicable to the calculation of any breakpoints or other sales charge reductions):

•

Aggregation. The sales charge schedule applies to the total amount invested in Class A shares by any “person,” which, for purposes of calculating sales charges, includes any account having the same mailing address or tax identification number. Therefore, if you purchase shares for several accounts at the same time, you may combine these investments into a single transaction to reduce the applicable sales charge. You may not combine individual accounts with corporate/ partnership accounts for purposes of reducing the sales charge.

•

Rights of Accumulation. If you already are a First Eagle Funds shareholder, you may purchase Class A shares at a reduced sales charge by combining the amount being invested with the current net asset value of any share class you already own. If the current net asset value of the qualifying shares already held plus the net asset value of the current purchase exceeds a point in the sales charge schedule at which the charge is reduced, the entire current purchase is eligible for the reduced sales charge. To take advantage of your rights of accumulation, notify your dealer, the Distributor or DST at the time of purchase.

•

Letter of Intention. You may qualify for a reduced sales charge by completing the Letter of Intention contained in the New Account Application or the Special Options Form, which you may obtain by contacting the Trust at 800.334.2143. This process allows you to combine aggregate purchases of Class A shares of any Fund during a 13-month period, for purposes of calculating the applicable sales charge. Shares you currently own will be credited as purchases toward the completion of the Letter of Intention at their net asset value on the date the letter is executed. No retroactive adjustments will be made. For each investment you make, you must notify your dealer, the Distributor or DST that such a letter is on file along with all account numbers associated with the letter. The letter is not a binding obligation. Nevertheless, 5% (or 4.50% in the case of the High Yield Fund) of the amount specified in the Letter of Intention will be held in escrow, and if your purchases are less than the amount specified, you must remit to the appropriate Fund an amount equal to the difference between the sales charge paid

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and the sales charge applicable to the total purchases actually made. If you do not remit the payment within 20 days after written request, the Trust will redeem an appropriate number of escrowed shares to realize the difference. The sales charge applicable to the investment will not be higher than if you had not submitted a Letter of Intention. Either you (subject to these escrow rules) or the Trust may cancel the arrangement at will.

•	Sales at Net Asset Value. Class A shares of each Fund can be sold at net asset value (without a sales charge) to:
–	registered representatives or employees of authorized dealers; or the immediate family members of such persons; or any trust, pension, profit-sharing or other benefit plan for only such persons;
–	banks or trust companies or their affiliates, when the bank, trust company or affiliate is authorized to make investment decisions on behalf of a client;
–	investment advisers and financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services;
–

clients of such investment advisers and financial planners who place trades for their own accounts, if the accounts are linked to the master account of the investment adviser or financial planner on the books and records of the broker, agent, investment adviser or financial institution;

–	financial intermediaries who have entered into an agreement with the Distributor to offer shares to self-directed brokerage accounts that may or may not charge a transaction fee to its customers;
–

institutional (e.g., generally not broker-directed or broker-advised) retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code and “rabbi trusts.” Investors nonetheless may be charged a fee if they effect transactions in Class A shares through a broker or agent; and

–

current officers, trustees, directors, and employees of the Trust, the Adviser, ASB Holdings, FEF Distributors, The Blackstone Group L.P., Corsair Capital LLC, employees of certain firms providing services to the Trust (such as the custodian and the shareholder servicing agent), and to the immediate family members of any such persons or to any trust, pension, profit-sharing or other benefit plan for only such persons.

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A Fund also may issue Class A shares at net asset value in connection with the acquisition of or merger or consolidation with another investment company. At the Distributor’s discretion, the sales of Class A shares at net asset value may require written assurance that the purchase is being made for investment purposes and the shares will not be resold except through redemption. If required, you must provide such notice to the Distributor or DST at the time of purchase on a form available from the Trust.

Reinstatement Privilege

You are entitled to a one-time per account privilege to reinvest in Class A shares of any First Eagle Fund the proceeds of a full or partial redemption of shares from the same Fund (and the same account) at the then-applicable net asset value per share without payment of a sales charge. To exercise this privilege, you must submit to the Distributor or DST, within 90 calendar days after the redemption, a written request for reinstatement and a check or bank wire in an amount not exceeding the redemption proceeds.

Please note that reinstatement will not prevent recognition of a gain realized on the redemption, and a loss may be disallowed for tax purposes. The gain or loss resulting from the redemption may be affected by exercising the reinstatement privilege if you held the redeemed shares for 90 days or less, or if you reinvest within 30 days.

Purchasing Level-Load Class C Shares

You may purchase level-load Class C shares of a Fund through an investment professional at net asset value. You do not have to pay sales charges on Class C shares, but you may have to pay a contingent deferred sales charge equal to 1.00% of the original purchase price or the current market value, whichever is less (the Class C contingent deferred sales charge), on shares you sell or redeem within the first year of purchase.

Class C shares are also available through 401(k) plans. If you purchase Class C shares in connection with wrap programs and participant directed retirement plans, such as 401(k) plans, you will not be subject to a front-end sales commission or a Class C contingent deferred sales charge.

Class C shares of each Fund carry an annual 0.25% service fee and an annual 0.75% distribution (Rule 12b-1) fee. Because the service and Rule 12b-1 fees are paid from your investment on an ongoing basis, over time these fees ultimately may cost more than paying other types of sales charges. The distribution plans and agreements

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adopted by each Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 are described in Distribution and/or Shareholder Services Expenses.

In addition to the fees described above, the underwriter normally pays to distributors of Fund shares a separate initial 1.00% fee on the sale of Class C shares. The Class C contingent deferred sales charge is intended to compensate the underwriter for these payments, if investors hold shares for less than one year. Distributors of Class C shares that are not subject to a Class C contingent deferred sales charge will be paid the distribution and service fees on a quarterly basis.

The Class C contingent deferred sales charge is in addition to any applicable redemption fee described under Once You Become a Shareholder—Redemption Fee.

Overseas Fund All Share Classes (closed to new investors)

The Overseas Fund is currently closed to new investors and new accounts, subject to the following limited exceptions:

•

Existing shareholders in the Fund can continue to purchase shares of the Fund. An existing shareholder also may open and fund the following types of new accounts: (a) accounts opened with distributions or roll-overs from individual retirement accounts, 401(k) plans or other employer sponsored retirement plans invested in the Fund; (b) accounts opened in a different share class of the Fund; and (c) accounts opened by way of share transfer from an existing account, provided the new account will be for the benefit of an immediate family member of the beneficial owner of the existing account, or has the same taxpayer identification number or primary mailing address as the existing account or is considered a “charitable foundation” related to the beneficial owner of the existing account for purposes of the Internal Revenue Code.

•

Existing shareholders in broker-dealer brokerage and wrap-fee programs can continue to purchase shares and exchange into the Fund. Existing broker-dealer brokerage and wrap-fee programs can add new participants. The Fund will not be available to new broker-dealer wrap-fee platforms. The Fund continues to offer its shares through certain retirement plans that were invested in the Fund (at the plan level) prior to the Fund’s close.

•

Existing registered investment advisers (RIAs) that have an investment allocation to the Fund in a fee-based, wrap or advisory account can continue to add new clients, purchase shares, and exchange into the Fund. This exception is also available to accounts opened on certain mutual fund sales platforms designed to facilitate investments on behalf of investment adviser clients. The Fund will not be

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available to investment advisers, whether investing through a platform or otherwise, that are not already invested in the Fund on behalf of their clients.
•

Accounts benefiting employees, officers, directors and trustees of the First Eagle Funds, the investment adviser or the investment adviser’s affiliates and their immediate family members can continue to purchase shares and exchange into the Fund.

•

In the discretion of the Distributor, clients of select investment consultants having existing relationships with the Fund or the Fund’s investment adviser will be authorized to purchase shares and exchange into the Fund.

Subject to these exceptions, no new accounts in the Fund will be opened by way of exchange, transfer or purchase, unless the Distributor otherwise determines and documents in limited and exceptional circumstances that the investment would not adversely affect the Adviser’s ability to manage the Fund effectively. Prospective purchasers may be asked to verify that one of these exceptions is available prior to opening a new account in the Fund. The Fund also may decline to open a new account even if the account is otherwise eligible for an exception to the close.

The ability either to permit or decline purchases (or in some cases to limit purchases) in accordance with the exceptions set out above relating to accounts held by intermediaries may vary depending upon system capabilities, applicable contractual and legal restrictions and cooperation of those intermediaries. These terms may be modified in the discretion of the Board of Trustees.

Fund of America Class Y Shares (closed to new investors)

You may purchase Fund of America no-load Class Y shares through an investment professional or directly from the Trust at net asset value. You do not have to pay sales charges, but you will pay an annual 0.25% distribution (Rule 12b-1) fee. Class Y shares are also available through some 401(k) plans.

Class Y is currently closed to new investors, subject to limited exceptions for:

•	participants in certain employee benefit plans that were invested (at the plan level) in Class Y prior to its close;
•	accounts opened with distributions or rollovers from individual retirement accounts, 401(k) plans or other employer sponsored retirement plans invested in Class Y;
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•	accounts benefiting employees, officers, directors and trustees of the First Eagle Funds, the investment adviser or the investment adviser’s affiliates and their immediate family members;
•	accounts opened through a fee-based, asset allocation, discretionary and/or advisory investment program sponsored by a broker-dealer having a Selling Agreement with the Distributor;
•	accounts associated with certain mutual fund sales platforms designed to facilitate investments by clients of investment advisers.

Except for the exceptions above, no new Class Y share accounts will be opened by way of share exchange, transfer or purchase.

The Fund’s ability either to permit or decline purchases (or, in some cases, to limit purchases) in accord with the exceptions set out above relating to accounts held by intermediaries may vary depending upon system capabilities, applicable contractual and legal restrictions and cooperation of those intermediaries. These terms may be modified in the discretion of the Board of Trustees.

Distribution and/or Shareholder Services Expenses

The shares of each of the Funds are offered to investors, in states and countries in which such offer is lawful, either through selected securities dealers or directly by FEF Distributors, the Funds’ principal underwriter. FEF Distributors is a subsidiary of the Adviser. Class A shares of the Funds are subject to the front-end sales charges described in About Your Investment—Public Offering Price of Class A Shares.

Each of the Funds has adopted distribution plans and agreements pursuant to Rule 12b-1 (the “Plans”) under the Investment Company Act of 1940. Under the Plans, each Fund pays FEF Distributors the following annual distribution-related and service fees:

•	Class A shares: 0.25% of the share class’s average daily net assets.
•	Class C shares: 1.00% of the share class’s average daily net assets (distribution and service fees).
•	Class Y shares (Fund of America): 0.25% of the share class’s average daily net assets.

FEF Distributors is paid these distribution-related and service fees on a monthly basis. FEF Distributors is obligated to use these collected fees to pay qualifying

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dealers for their assistance in distributing the Funds’ shares, providing shareholder services and in connection with other expenses incurred by such dealers, such as advertising costs and the printing and distribution of prospectuses to prospective investors. However, FEF Distributors will not pay dealers 12b-1, distribution-related and service fees for any quarter in which a dealer has less than $50,000 in First Eagle Fund accounts. FEF Distributors or its affiliates bear distribution expenses to the extent they are not covered by payments under the Plans. Any distribution expenses incurred by FEF Distributors or its affiliates in any Fund’s fiscal year that are not reimbursed from payments accrued during that fiscal year will not be carried over for payment in any subsequent year. Class I shares of the Funds do not participate in the Plans and are not charged with any portion of the payments made under the Plans. Because the fees are paid from Fund assets on an ongoing basis, over time these fees will increase the cost of your investment in the Funds and ultimately may cost more than paying other types of sales charges.

Certain broker-dealers or other intermediaries perform services that otherwise could be handled by DST, the Funds’ transfer agent. These services may include preparing and distributing client statements, tax reporting, order-processing and client relations. As a result, these third parties may charge fees (sometimes called “sub-transfer agency fees”) to the First Eagle Funds for these services. The Funds may pay for such services so long as such compensation does not exceed certain limits set from time to time by the Board of Trustees in consultation with management. Arrangements may involve a dollar per-account fee, an asset-based fee, transaction or other charges, cost reimbursement or, in some cases, a combination of these inputs. (The Adviser, the Distributor or an affiliate may make additional payments to intermediaries for these and other services, and their payments may be based on the same or other methods of calculation. See Revenue Sharing below.) Sub-transfer agency fees comprise a substantial portion of the Funds’ ongoing expenses. While the Adviser and the Distributor consider them to be payments for services rendered, they represent an additional business relationship between these sub-transfer agents and the Funds that often results, at least in part, from past or present sales of Fund shares by the sub-transfer agents or their affiliates.

Revenue Sharing

The Distributor, Adviser or an affiliate may make cash payments from their own resources to broker-dealers or financial intermediaries for various reasons. These payments, often referred to as “revenue sharing,” may support the delivery of services to the Funds or shareholders in the Funds, including transaction processing and sub-accounting services.

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These payments also may serve as an incentive to sell Fund shares or to promote shareholder retention. As such, the payments may go to firms providing various marketing support or other promotional services relating to the Funds, including advertising and sales meetings, as well as inclusion of the Funds in various promotional and sales programs. Marketing support services also may include business planning assistance, broker-dealer education about the Funds and shareholder financial planning assistance.

Revenue sharing payments may include any portion of the sub-transfer agency fees (described in the preceding section) that exceed the limits for those fees established by the Board of Trustees in consultation with management and which, accordingly, the Funds do not pay. They also may include any other payment requirement of a broker-dealer or another third-party intermediary, including certain agreed upon “finder’s fees” as described in greater detail under Public Offering Price of Class A Shares—Class A Contingent Deferred Sales Charge. The Distributor, Adviser or an affiliate pay all such payments out of its (or their) own resources. Such payments are in addition to any recordkeeping, sub-transfer agency/networking fees payable by each Fund (through the distributor or otherwise) to others for performing such services and Rule 12b-1 or service plan payments described elsewhere in this Prospectus. Revenue sharing payments may be structured, among other means, as: (i) a percentage of sales; (ii) a percentage of net assets; (iii) a flat fee per transaction; (iv) a fixed dollar amount; or (v) some combination of any of these. In many cases, revenue sharing arrangements may be viewed as encouraging sales activity or retention of assets in the Funds. Generally, any revenue sharing or similar payments are requested by the party receiving them, often as a condition of distribution, but they are subject to negotiation as to their structure and scope.

The Distributor, Adviser or an affiliate also may pay from their own resources for travel and other expenses, including lodging, entertainment and meals, incurred by brokers for attending diligence or informational meetings with the Funds’ investment professionals. The Distributor, Adviser or an affiliate also may pay for costs of organizing and holding such meetings and also may make payments to or on behalf of brokers for other types of events, including pre-approved conferences, seminars or sales or training programs (and payments for travel, lodging, etc.), and may provide small gifts and/or entertainment as permitted by applicable rules.

Please be aware that revenue sharing arrangements or other payments to intermediaries could create incentives on the part of the parties receiving the payments to more positively consider the Funds relative to mutual funds either not making payments of this nature or making smaller such payments. A shareholder or

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prospective investor with questions regarding revenue sharing or other such payments may obtain more details by contacting his or her broker representative or other financial intermediary directly. The Funds’ Statement of Additional Information includes a listing of certain parties receiving revenue sharing payments in respect of the Funds.

Bookshare Account Plan

To facilitate the handling of shareholder transactions, the Funds use a bookshare account plan for shareholder accounts. DST, as the Funds’ transfer agent, opens and maintains an account for each shareholder of the Funds directly registered with the Fund. All your interests in shares, full and fractional (rounded to three decimal places), are reflected in your book account. After any purchase, DST mails you a confirmation indicating the amount of full and fractional shares purchased, the price per share and a statement of your account. DST will not issue stock certificates for the shares of any Fund.

Electronic Delivery

The Trust can deliver your account statements and fund financial reports electronically. If you are a registered user of feim.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under “eDelivery.” (Should you later wish to receive these documents by mail you can revoke your electronic consent at any time, and we will begin to send paper copies of these documents within 30 days of receiving your notice.)

Where To Send Your Application

You may purchase Fund shares through the Distributor by mailing a check made payable to First Eagle Funds along with the completed New Account Application to First Eagle Funds, P.O. Box 219324, Kansas City, MO 64121-9324. You also may purchase shares through the Distributor by ACH transfer or by bank wire. Please call 800.334.2143 to establish and administer the ACH purchase option, and please call prior to wiring any funds.

You may purchase a Fund’s shares through selected securities dealers with whom the Distributor has sales agreements. You may obtain additional New Account Applications from these authorized dealers. For a list of authorized dealers, please call the Distributor at 800.747.2008. Authorized dealers and financial services firms may charge you a transaction fee in addition to any applicable sales loads. Authorized

84First Eagle Funds | Prospectus | March 1, 2016

About Your Investment

dealers and financial services firms are responsible for promptly transmitting purchase orders to the Distributor.

Minimum Account Size

Due to the high cost of maintaining smaller accounts, the Trust reserves the right to redeem shares in any account if, as the result of a withdrawal, the value of that account drops below $2,500. This does not apply to accounts participating in the Automatic Investment Program or to retirement accounts. The Trust also reserves the right to redeem shares in any Class I account if the value of that Class I account drops below $100,000. You will have at least 30 days to make an additional investment to bring the account value to the stated minimum before the redemption is processed.

Automatic Investment Program

You may make semi-monthly, monthly or quarterly investments of $100 (or more) in shares of any Fund automatically from a checking or savings account on or about the fifth and/or 20th of the month. Upon written authorization, DST will debit your designated bank account as indicated and use the proceeds to purchase Fund shares. Because your bank must provide approval for the transfer process, establishing an Automatic Investment Program may take at least 30 days. You must indicate your desire to establish an Automatic Investment Program on the New Account Application or Special Options Form. You also must include a voided check, a savings account deposit slip or savings account statement. Shares purchased through Automatic Investment Program payments are subject to the redemption restrictions for recent purchases described in Once You Become a Shareholder—Redemption of Shares. The Trust may amend or cease to offer the Automatic Investment Program at any time.

First Eagle Funds | Prospectus | March 1, 201685

Once You Become a Shareholder

After you have opened an account with us, you can exchange or sell your shares to meet your changing investment goals or other needs.

Exchanging Your Shares

You may exchange some or all of your shares of any Fund for shares of another Fund, subject to limitations described elsewhere in this Prospectus and in the following paragraphs in respect of Funds or share classes closed to new investors (currently Overseas Fund and Class Y shares of Fund of America). You may exchange:

•	Class A shares of a Fund for Class A shares of another Fund;
•	Class C shares of a Fund for Class C shares of another Fund;
•	Class I shares of a Fund for Class I shares of another Fund; and
•

Class Y shares of the Fund of America for Class A shares of another Fund (if the exchange involves Class Y shares valued at less than $1 million) or for Class I shares of another Fund (if the exchange involves Class Y shares valued at $1 million or more).

Shares will be exchanged at their net asset value, computed as of the close of trading on the NYSE (normally 4 p.m. Eastern time). Share exchange orders received after the close of trading on a particular day will be exchanged at the next day’s close of trading net asset value. There is generally no charge for the exchange privilege except in the case of Class Y shares of the Fund of America. Class Y shareholders exchanging for Class A shares of another Fund will be subject to the front-end sales load applicable to those Class A shares. Any exchange must meet the applicable minimum investment amount for the Fund and share class into which the exchange is being made. In addition, because you may be subject to different fees, expenses and investment risks when you make an exchange, you should carefully review the description of the Fund into which you plan to exchange. Also, exchanges may constitute a taxable event for U.S. federal income tax purposes. For additional information concerning exchanges or to initiate exchanges, contact the Trust at 800.334.2143.

Exchanges may be limited in the case of shares to be exchanged for those of any Fund or share class closed to, or otherwise restricted for, new investors and new accounts (as currently is the case for shares to be exchanged for Overseas Fund shares and Fund of America Class Y shares). In addition, the Funds depend on cooperation from intermediaries in reviewing certain accounts (such as those of retirement plan sponsors, wrap program sponsors and certain omnibus position holders) for short-term trading practices, which limits the Funds’ ability to monitor the frequency of

86First Eagle Funds | Prospectus | March 1, 2016

Once You Become a Shareholder

exchanges by those investing through such accounts (see the Short-Term Trading Policies section).

Automatic Exchange Program

If you wish to automatically exchange shares of one Fund for shares of another on a monthly basis, you can do so via the Automatic Exchange Program. The minimum exchange amount is $100. If the balance in the account you are exchanging from falls below the designated automatic exchange amount, all remaining shares will be exchanged, and the program will be discontinued. All conditions with respect to exchange transactions apply, as discussed in Exchanging Your Shares.

Conversion

You may convert Class A shares of each Fund and Y shares of Fund of America having an aggregate value of $1 million or more into Class I shares of the same Fund. Class A shares of these Funds held through certain “wrap fee” programs and 401(k) plans also may be eligible to be converted to Class I shares of the same fund. Under limited circumstances, certain conversions of Class C shares also may be available. All conversions will take place at net asset value and will not result in the realization of income or gain for federal income tax purposes. For additional information concerning conversions, or to initiate a conversion, contact your dealer, financial intermediary or the First Eagle Funds at 800.334.2143. More information concerning conversions is also available in the Statement of Additional Information, which is available upon request (see back cover).

Dividend Direction Plan

Unless you elect otherwise, your ordinary income dividends and capital gain distributions will be reinvested in additional shares of the same share class of the Fund at the net asset value calculated as of the payment date.

All reinvested dividends and distributions remain taxable for U.S. federal income tax purposes as though received in cash. For further information about dividend reinvestment, contact DST by telephone at 800.334.2143.

Redemption of Shares

You have the right to redeem all or any part of your Fund shares for cash at their net asset value next computed after proper receipt of the redemption request. You may redeem via telephone through your authorized dealer or FEF Distributors. Shares held in the dealer’s “street name” must be redeemed through the dealer, as described in the following paragraph.

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Once You Become a Shareholder

Redemptions through Dealers

If you have an account with an authorized dealer you may submit a redemption request to that dealer. Authorized dealers are responsible for promptly transmitting your redemption requests to the Distributor. Dealers may impose a charge for handling redemption transactions, and they may have particular requirements concerning redemptions. Accordingly, shareholders should contact their authorized dealers for more information.

Redemptions through FEF Distributors

You may redeem your Fund shares through FEF Distributors by transmitting written redemption instructions to First Eagle Funds, P.O. Box 219324, Kansas City, MO 64121-9324. Redemption requests must meet all the following requirements to be considered in the proper form:

•	Written and signed instructions must be received from the registered owner(s).
•

A letter or a stock power signed by the registered owner(s) must include a signature guarantee by an acceptable guarantor. A guarantee is required for redemptions greater than $100,000 to be paid by check or when you want the redemption proceeds sent to an address other than the address of record, to a person other than the registered shareholder(s) for the account or to a bank account number other than the one previously designated. A signature guarantee is not required for any amount redeemed by ACH transfer or bank wire, as long as you previously designated a bank.

•	In the case of shares held in the name of a corporation, trust, fiduciary or partnership, DST must receive evidence of authority to sign and a stock power with signature(s) guaranteed.

Redemption Proceeds

Payment of the redemption price will generally be made within three business days after receipt of the redemption request in proper form, but may take up to seven days. The Trust will not mail redemption proceeds for any shares until checks or ACH transfers received in payment for those shares have cleared, which may take up to 15 days. The Trust normally pays redemption proceeds in the form of a check. If you wish to avoid any such delays, you should purchase your shares via bank wire. You also may have your proceeds sent to your bank account by ACH transfer or bank wire, as long as you identified your bank on the New Account Application or Special Options Form. Proceeds sent by ACH transfer generally will be credited to your account on the second business day after the redemption. Proceeds sent by bank wire generally will be credited on the business day following the redemption,

88First Eagle Funds | Prospectus | March 1, 2016

Once You Become a Shareholder

but there is a wire fee that will be deducted from such proceeds. Ask your financial professional for more information.

Redemptions in Kind

The Funds normally pay redemption proceeds in cash up to $250,000 or 1% of a Fund’s total value, whichever is less. The Trust reserves the right to make higher redemption payments in the form of marketable securities or, as needed, other traded assets, which is known as a “redemption in kind.” You must pay any applicable commissions or other fees when selling these assets.

Short-Term Trading Policies

The Funds are not vehicles for frequent traders. Frequent trading (including exchanging) of Fund shares, also known as “market timing,” may increase Fund transaction and administration costs and otherwise negatively affect a Fund’s investment program, possibly diluting a Fund’s value to its longer-term investors. For example, short-term investments moving in and out of a Fund may (i) prompt otherwise unnecessary purchases and sales of portfolio securities, thus increasing brokerage costs; (ii) affect the level of cash held by a Fund over time; (iii) affect taxable gains and losses realized by a Fund; or (iv) distract a portfolio manager from the Fund’s longer-term investment strategy.

The Global Fund, Overseas Fund, Global Income Builder Fund and High Yield Fund may be particularly susceptible to these risks due to their significant investments in foreign securities. Similarly, the Gold Fund may be susceptible to short-term trading due to the nature of its portfolio holdings. Foreign securities and any relatively illiquid or volatile securities are considered those most likely to be subject to inappropriate short-term trading strategies.

Pursuant to procedures approved by the Board of Trustees, the Funds routinely review shareholder trades to seek to identify and deter inappropriate trading. Specifically, the Funds seek to identify the types of transactions that may be harmful to a Fund, either on an individual basis or as part of a pattern. In certain circumstances, and on occasion even involving a trade or exchange for which no redemption fee is assessed, the Funds may deem a single trade or exchange inappropriate and subject to these procedures. When the Funds identify inappropriate trading activities, the Funds will suspend trading and exchange privileges or close the relevant account. At the discretion of the Funds, such a suspension or account closure may be temporary or permanent and may or may not be subject to appeal.

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The Funds also may deem investors potential short-term traders (and subject to trading suspensions or account closures without advance notice) based on information unrelated to the specific trades in the investors’ accounts. For example, the Funds may obtain information linking an account to an account previously suspended or closed for inappropriate trading. In addition, a reliable third party may report short-term trading concerns regarding a particular account to the Funds.

The Funds cannot guarantee to identify or prevent every instance of inappropriate trading. Nonetheless, the Funds’ guiding principle is that trading deemed not in the interests of longer-term Fund shareholders will be actively deterred and, when possible, prevented.

In most cases the Funds depend on cooperation from intermediaries in reviewing certain accounts, thereby limiting the Funds’ ability to monitor and discourage inappropriate trading. Although the Funds are committed to seeking the cooperation of intermediaries, the Funds often do not have immediate access to individual account-level activity for those investing through an intermediary (and generally must request information about this account activity rather than receiving it automatically). In addition, not all intermediaries maintain the types of sophisticated transaction tracking systems that permit them to apply the types of reviews applied by the Funds. The Funds do not have any arrangements intended to permit trading in contravention of the policies described in this section. The Funds may modify the short-term trading policies at any time.

Redemption Fee

If you sell shares of the Gold Fund within 60 days of purchasing them, you will be subject to a 2% redemption fee on the gross redemption proceeds. The fee is determined using the “first-in-first-out,” or FIFO, calculation methodology, comparing the date of redemption with the earliest purchase date of shares. The Fund may collect the redemption fees by deducting them from the redemption proceeds or, if assessed after a completed redemption transaction (and upon notice to the account holder), by deducting them from any remaining account balance or by directly billing for them. A redemption fee is not charged upon an exchange of shares of one Fund for shares of another Fund, but shares that have been so exchanged will be subject to the fee if sold within 60 days of the exchange date.

The Fund may waive or reverse the redemption fee for qualified retirement plans, systematic redemption programs, wrap programs and certain accounts investing through omnibus positions. At the same time, the Fund reserves the right to impose redemption fees on such shares. The Fund generally will be dependent on the relevant “intermediary” (for example, the wrap program sponsor or omnibus account

90First Eagle Funds | Prospectus | March 1, 2016

Once You Become a Shareholder

holder) in monitoring trading frequency and therefore in applying redemption fees to these shareholders. The ability to assess a redemption fee on the underlying shareholders of such an account, or otherwise monitor and discourage inappropriate short-term trading, may be further limited by systems limitations applicable to these types of accounts.

The Fund may reverse or waive the redemption fee upon application to the Fund. Historically, such exceptions have been granted in the event of transactions documented as inadvertent or prompted by bona-fide emergencies. The Funds may modify redemption fee policies at any time.

Redemption fees are intended to defray transaction and other expenses caused by early redemptions and to facilitate portfolio management. The fees do not represent a deferred sales charge nor a commission paid to the Distributor. Any fees collected will be retained by the particular Fund (and share class) for the benefit of the remaining shareholders.

Telephone Privileges

Unless you make contrary instructions on the New Account Application or Special Options Form, you will be entitled to make telephone redemptions, exchanges, conversions and account maintenance requests if you have a preauthorized form on file with the transfer agent. Neither the Funds nor their agents will be liable for following instructions communicated by telephone that the Trust or its agents believe are genuine. The Trust will employ reasonable procedures to confirm the instructions are genuine. Such procedures may include (i) written confirmation of telephone transactions; (ii) tape recording telephone conversations; and/or (iii) requiring specific personal information prior to acting upon telephone instructions.

Any owner(s), trustee(s) or other fiduciary entity named in the account registration, investment professional of record and/or other parties who can provide specific personal information will be allowed to initiate telephone transactions. Personal information may include a combination of the following items: (i) the Fund and account number, (ii) the account registration, (iii) the Social Security or tax identification number on the account, (iv) the address of record, (v) designated bank account information and (vi) any other information deemed appropriate to allow access to the account.

Telephone redemption requests received by the Trust or their agents (including authorized dealers, retirement plan administrators or other intermediaries) prior to the close of business on the NYSE on any business day will be processed that day. Such requests received after the close of business on the NYSE will be effective the

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Once You Become a Shareholder

following business day. Shareholders may not make redemption requests by telephone if the proceeds will be wired to a bank account number or mailed to an address other than the one previously designated by the shareholder. There is a $100,000 maximum for telephone redemptions by check. Certain retirement accounts are not eligible for all the telephone privileges referenced above. Please call 800.334.2143 for more information on telephone privileges.

Systematic Withdrawal Plan

If you own Fund shares with a current net asset value of $10,000 or more, you may use those shares to establish a Systematic Withdrawal Plan that executes withdrawals monthly, quarterly, or annually. A check in a stated amount of at least $50 will be mailed to you on or about the third, 15th, or 25th day of the month. You may not take dividends and distributions on shares invested through a Systematic Withdrawal Plan in cash; instead, you must reinvest them, which will occur at net asset value. A Fund’s shares will be redeemed as necessary to meet withdrawal payments. Withdrawals in excess of dividends and distributions will reduce and may deplete the invested principal, which may result in a gain or loss for tax purposes. It may be inefficient to purchase additional shares while concurrently withdrawing shares, due to the sales charges incurred on purchases. Accordingly, you may not maintain a Systematic Withdrawal Plan while simultaneously making regular purchases. If you establish a new account by check within 15 days of an expected withdrawal date, the Funds will not begin withdrawals until the following month, due to the Funds’ 15-day hold on check purchases. The Funds may amend or cease to offer the Systematic Withdrawal Plan at any time.

Retirement Plans

The Trust offers a variety of plans that allow investors to save for retirement and defer taxes on any investment income. These offerings include IRAs, Roth IRAs, SEPs and SIMPLE IRAs. Certain investors may not realize the tax benefits of these plans. Therefore, you should consult your tax adviser regarding your eligibility.

Retirement plans may purchase Class I shares of the Funds provided they meet the minimum initial investment amount of $1 million in an omnibus or pooled account within the relevant Fund and will not require the Fund to pay any type of administrative fee or payment per participant account to any third party. Retirement plans requiring the payment of such fees may purchase Class A shares of the Funds without an initial sales charge. If a “finder’s fee” was paid, such a plan may be subject to a Class A contingent deferred sales charge on these investments. See About Your Investment—Public Offering Price of Class A Shares—Class A Contingent Deferred Sales Charge.

92First Eagle Funds | Prospectus | March 1, 2016

Information on Dividends, Distributions and Taxes

It is each Fund’s policy to make periodic distributions of net investment income and net realized capital gains, if any. Unless you elect otherwise, your ordinary income dividends and capital gain distributions will be reinvested in additional shares of the same share class of the Fund at net asset value calculated as of the payment date. The Funds pay ordinary income dividends and capital gains distributions on a per-share basis. As a result, on the ex-dividend date of such a payment, the net asset value of the Funds will be reduced by the amount of the payment.

Each Fund intends to qualify and has elected to be treated as a “regulated investment company” under Subchapter M of the Code. To qualify, a Fund must meet certain income, diversification and distribution requirements. As a regulated investment company, a Fund generally will not be subject to federal income or excise taxes on ordinary income and capital gains distributed to shareholders within applicable time limits, although foreign-source income received by a Fund may be subject to foreign withholding taxes.

In general, you will be taxed on the ordinary income dividends and capital gains distributions you receive from a Fund, whether you take them as additional shares or in cash. Capital gains distributions may be taxed at different rates, depending on the types of appreciated assets and the length of time the Fund holds the appreciated assets. For example, while capital gain distributions with respect to gain on the sale of appreciated assets held by a Fund for more than one year generally will be taxed to individual shareholders at a maximum rate of 20%, capital gain distributions with respect to the sale of collectibles (such as gold bullion) held by a Fund for more than one year will be taxed to individual shareholders at a maximum rate of 28%. Certain ordinary income dividends paid by a Fund to non-corporate shareholders (including individuals) may be eligible for preferential tax treatment at the rate applied to long-term capital gains. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year.

An additional 3.8% Medicare tax will be imposed on certain net investment income (which includes ordinary dividends and capital gain distributions from the Funds, and gain recognized on a disposition of shares) of certain U.S. individuals, estates and trusts.

Tax issues can be complicated. Exchanges of Fund shares are treated as sales and purchases and are subject to taxes. Please consult your tax adviser about federal, state, or local tax consequences or with any other tax questions you may have.

By February 15 of each year, the Trust will send you a statement showing the tax status of your dividends and distributions for the prior year. There may be tax consequences for shareholders who are nonresident aliens or foreign entities. Please see the Statement of Additional Information for more information.

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Information on Dividends, Distributions and Taxes

Privacy Notice for Individual Shareholders

The Trust is committed to protecting your privacy. We are providing you with this privacy notice to inform you of how we handle your personal information that we collect and may disclose to our affiliates. If the Trust changes its information practices, we will provide you with notice of any material changes. This privacy policy supersedes any of our previous policies relating to the information you disclose to us.

Why this Privacy Policy Applies to You

You obtained a financial product or service from or through us for personal, family or household purposes when you opened a shareholder account with the Trust, and are therefore covered by this privacy policy.

What We do to Protect Your Personal Information

We protect personal information provided to us by our individual shareholders according to strict standards of security and confidentiality. These standards apply to both our physical facilities and any online services we may provide. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard consumer information. We permit only authorized individuals, who are trained in the proper handling of individual shareholder information and need to access this information to do their job, to have access to this information.

Personal Information that We Collect and May Disclose

As part of providing you with the Trust’s products and services, we may obtain nonpublic personal information about you from the following sources:

•	Information we receive from you on subscription applications or other forms, such as your name, address, telephone number, Social Security number, occupation, assets and income;
•	Information about your transactions with us, our affiliates, or unaffiliated third parties, such as your account balances, payment history and account activity; and
•	Information from public records we may access in the ordinary course of business.
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Information on Dividends, Distributions and Taxes

Categories of Affiliates to Whom We May Disclose Personal Information

We may share personal information about you with affiliates. Our affiliates do business under names that include Arnhold and S. Bleichroeder Holdings, Inc., First Eagle Investment Management, LLC, FEF Distributors, LLC and ASB Advisers.

You May Limit Marketing Solicitations By Choosing To Opt Out

We offer you the right to opt out from many types of marketing by our affiliates based on your personal information that we collect and share in accordance with this privacy policy. To limit those marketing solicitations, you may call 800.334.2143 indicating your desire not to receive marketing from our affiliates. Should you choose to opt out, your choice will remain in our records until you notify us otherwise, although we may choose to contact you in the future to modify your preference.

When We May Disclose Your Personal Information to Unaffiliated Third Parties

We will only share your personal information collected, as described above, with unaffiliated third parties:

•	At your request;
•

When you authorize us to process or service a transaction or product (unaffiliated third parties in this instance may include service providers such as the Trust’s distributors, registrar and transfer agent for shareholder transactions, and other parties providing individual shareholder servicing, accounting and recordkeeping services);

•

With companies that perform sales and marketing services on our behalf with whom we have agreements to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them; or

•	When required by law to disclose such information to appropriate authorities.

We do not otherwise provide information about you to outside firms, organizations or individuals except to our attorneys, accountants and auditors, and as permitted by law.

What We do with Personal Information about Our Former Customers

If you decide to discontinue doing business with us, the Trust will continue to adhere to this privacy policy with respect to the information we have in our possession about you and your account following the termination of our shareholder relationship.

First Eagle Funds | Prospectus | March 1, 201695

How to Reach First Eagle Funds

You can send all requests for information or transactions to:

Regular Mail:

First Eagle Funds
P.O. Box 219324
Kansas City, MO 64121-9324

or

Overnight Mail:

First Eagle Funds
c/o DST Systems, Inc.
330 West 9th Street
Kansas City, MO 64105-1807

You can contact us by telephone at 800.334.2143.

Please visit us online at www.feim.com/individual-investors

96First Eagle Funds | Prospectus | March 1, 2016

Financial Highlights

The Financial Highlights Table is intended to help you understand the financial performance of each Fund for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

The Financial Highlights Table shown was audited by the Funds’ independent accountants, PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017-6204. The report of PricewaterhouseCoopers LLP (for the Funds’ fiscal year ending October 31, 2015), together with the Funds’ financial statements, are contained in the annual reports for the Funds for that period and are incorporated by reference in the Statement of Additional Information. Annual reports and the Statement of Additional Information are available upon request.

First Eagle Funds | Prospectus | March 1, 201697

First Eagle Global Fund

Financial Highlights

Global Fund | Financial Highlights

	Year Ended October 31,						Year Ended October 31,

	2015			2014			2013			2012			2011

	Class A	Class C	Class I	Class A	Class C	Class I	Class A	Class C	Class I	Class A	Class C	Class I	Class A	Class C	Class I

Selected Data for a Share of Beneficial Interest Outstanding throughout Each Year is Presented Below:*
Net asset value, beginning of year ($)	54.90	53.57	55.23	54.92	53.67	55.23	49.24	48.16	49.50	46.90	45.91	47.15	44.36	43.47	44.59
Income from investment operations
Net investment income ($)	0.28	-0.12	0.43	0.30	-0.11	0.43	0.39	0.01	0.52	0.45	0.09	0.57	0.39	0.04	0.51

Net realized and unrealized gains (losses) on investments	0.60	0.59	0.60	2.12	2.08	2.13	7.41	7.27	7.45	3.03	2.98	3.03	2.79	2.75	2.81

Total income (loss) from investment operations	0.88	0.47	1.03	2.42	1.97	2.56	7.80	7.28	7.97	3.48	3.07	3.60	3.18	2.79	3.32
Less distributions
Dividends from net investment income ($)	-0.30	—	-0.45	-0.66	-0.29	-0.78	-0.51	-0.16	-0.63	-0.53	-0.21	-0.64	-0.64	-0.35	-0.76

Distributions from capital gains	-2.38	-2.38	-2.38	-1.78	-1.78	-1.78	-1.61	-1.61	-1.61	-0.61	-0.61	-0.61	—	—	—

Total distributions	-2.68	-2.38	-2.83	-2.44	-2.07	-2.56	-2.12	-1.77	-2.24	-1.14	-0.82	-1.25	-0.64	-0.35	-0.76

Net asset value, end of year ($)	53.10	51.66	53.43	54.90	53.57	55.23	54.92	53.67	55.23	49.24	48.16	49.50	46.90	45.91	47.15

Total Return(a) (%)	1.78	1.02	2.07	4.64	3.85	4.90	16.47	15.63	16.78	7.64	6.83	7.90	7.23	6.45	7.52

Ratios and Supplemental Data
Net assets, end of year (millions)	$16,275	$11,663	$19,999	$17,735	$12,342	$20,389	$18,987	$11,436	$15,578	$15,840	$9,322	$11,182	$14,352	$8,385	$8,455

Ratio of operating expenses to average net assets including earnings credits (%)	1.11	1.86	0.84	1.11	1.86	0.86	1.13	1.87	0.88	1.15	1.89	0.90	1.13	1.88	0.88

Ratio of operating expenses to average net assets excluding earnings credits (%)	1.11	1.86	0.84	1.11	1.86	0.86	1.13	1.87	0.88	1.15	1.89	0.90	1.13	1.88	0.88

Ratio of net investment income to average net assets including earnings credits (%)	0.52	-0.23	0.79	0.55	-0.21	0.78	0.77	0.02	1.02	0.94	0.19	1.19	0.83	0.08	1.07

Ratio of net investment income to average net assets excluding earnings credits (%)	0.52	-0.23	0.79	0.55	-0.21	0.78	0.77	0.02	1.02	0.94	0.19	1.19	0.83	0.08	1.07

Portfolio turnover rate (%)	11.28	11.28	11.28	15.36	15.36	15.36	11.60	11.60	11.60	11.29	11.29	11.29	11.57	11.57	11.57

*	Per share amounts have been calculated using the average shares method.
(a)

Does not take into account the sales charge of 5.00% for Class A and the CDSC (Contingent Deferred Sales Charge) of 1.00% for Class C shares. Also does not take into account the Class A CDSC. A CDSC of 1.00% may apply on redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.

98First Eagle Funds | Prospectus | March 1, 2016	First Eagle Funds | Prospectus | March 1, 201699

First Eagle Overseas Fund

Financial Highlights

Overseas Fund | Financial Highlights

	Year Ended October 31,						Year Ended October 31,

	2015			2014			2013			2012			2011

	Class A	Class C	Class I	Class A	Class C	Class I	Class A	Class C	Class I	Class A	Class C	Class I	Class A	Class C	Class I

Selected Data for a Share of Beneficial Interest Outstanding Throughout Each Year is Presented Below:*
Net asset value, beginning of year ($)	23.18	22.42	23.62	24.40	23.64	24.84	22.26	21.62	22.63	22.25	21.61	22.61	21.86	21.26	22.20
Income from investment operations
Net investment income ($)	0.14	-0.03	0.20	0.15	-0.03	0.21	0.13	-0.04	0.20	0.24	0.08	0.30	0.18	0.01	0.24

Net realized and unrealized gains (losses) on investments	0.39	0.39	0.41	0.05	0.07	0.05	3.17	3.09	3.22	0.80	0.77	0.81	0.74	0.73	0.75

Total income (loss) from investment operations	0.53	0.36	0.61	0.20	0.04	0.26	3.30	3.05	3.42	1.04	0.85	1.11	0.92	0.74	0.99
Less distributions
Dividends from net investment income ($)	-0.23	-0.08	-0.25	-0.46	-0.30	-0.52	-0.26	-0.13	-0.31	-0.39	-0.20	-0.45	-0.32	-0.18	-0.37

Distributions from capital gains	-0.86	-0.86	-0.86	-0.96	-0.96	-0.96	-0.90	-0.90	-0.90	-0.64	-0.64	-0.64	-0.21	-0.21	-0.21

Total distributions	-1.09	-0.94	-1.11	-1.42	-1.26	-1.48	-1.16	-1.03	-1.21	-1.03	-0.84	-1.09	-0.53	-0.39	-0.58

Net asset value, end of year ($)	22.62	21.84	23.12	23.18	22.42	23.62	24.40	23.64	24.84	22.26	21.62	22.63	22.25	21.61	22.61

Total Return(a)	2.59	1.82	2.88	1.00	0.28	1.23	15.52	14.67	15.82	5.06	4.28	5.36	4.27	3.48	4.52

Ratios and Supplemental Data
Net assets, end of year (millions)	$4,143	$1,036	$8,702	$4,644	$1,086	$8,811	$5,912	$1,120	$7,378	$5,111	$986	$5,252	$5,023	$1,027	$4,136

Ratio of operating expenses to average net assets including earnings credits (%)	1.16	1.89	0.88	1.14	1.89	0.89	1.15	1.90	0.90	1.17	1.92	0.92	1.14	1.89	0.89

Ratio of operating expenses to average net assets excluding earnings credits (%)	1.16	1.89	0.88	1.14	1.89	0.89	1.15	1.90	0.90	1.17	1.92	0.92	1.14	1.89	0.89

Ratio of net investment income to average net assets including earnings credits (%)	0.60	-0.13	0.88	0.62	-0.13	0.87	0.59	-0.17	0.86	1.12	0.37	1.36	0.78	0.04	1.06

Ratio of net investment income to average net assets excluding earnings credits (%)	0.60	-0.13	0.88	0.62	-0.13	0.87	0.59	-0.17	0.86	1.12	0.37	1.36	0.78	0.04	1.06

Portfolio turnover rate (%)	12.95	12.95	12.95	12.01	12.01	12.01	12.33	12.33	12.33	10.50	10.50	10.50	12.22	12.22	12.22

*	Per share amounts have been calculated using the average shares method.
**	Amount represents less than $0.01 per share.
(a)

Does not take into account the sales charge of 5.00% for Class A shares and the CDSC (Contingent Deferred Sales Charge) of 1.00% for Class C shares. Also does not take into account the Class A CDSC. A CDSC of 1.00% may apply on redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.

100First Eagle Funds | Prospectus | March 1, 2016	First Eagle Funds | Prospectus | March 1, 2016101

First Eagle U.S. Value Fund

Financial Highlights

U.S. Value Fund | Financial Highlights

	Year Ended October 31,							Year Ended October 31,

	2015				2014			2013			2012			2011

	Class A		Class C	Class I	Class A	Class C	Class I	Class A	Class C	Class I	Class A	Class C	Class I	Class A	Class C	Class I

Selected Data for a Share of Beneficial Interest Outstanding throughout Each Year is Presented Below:*
Net asset value, beginning of year ($)	21.10		20.78	21.40	20.26	19.97	20.54	18.27	18.02	18.50	17.12	16.91	17.33	15.94	15.75	16.12
Income from investment operations
Net investment income ($)	0.10		-0.05	0.16	0.13	-0.03	0.18	0.18	0.03	0.23	0.15	0.02	0.19	0.17	0.04	0.21

Net realized and unrealized gains (losses) on investments	-0.10		-0.10	-0.12	1.60	1.58	1.62	2.36	2.35	2.40	1.59	1.57	1.61	1.34	1.34	1.37

Total income (loss) from investment operations	-0.00	**	-0.15	0.04	1.73	1.55	1.80	2.54	2.38	2.63	1.74	1.59	1.80	1.51	1.38	1.58
Less distributions
Dividends from net investment income ($)	-0.08		—	-0.13	-0.15	-0.00	-0.20	-0.13	-0.01	-0.17	-0.14	-0.03	-0.18	-0.33	-0.22	-0.37

Distributions from capital gains	-1.20		-1.20	-1.20	-0.74	-0.74	-0.74	-0.42	-0.42	-0.42	-0.45	-0.45	-0.45	—	—	—

Total distributions	-1.28		-1.20	-1.33	-0.89	-0.74	-0.94	-0.55	-0.43	-0.59	-0.59	-0.48	-0.63	-0.33	-0.22	-0.37

Net asset value, end of year ($)	19.82		19.43	20.11	21.10	20.78	21.40	20.26	19.97	20.54	18.27	18.02	18.50	17.12	16.91	17.33

Total Return(a) (%)	0.04		-0.70	0.28	8.93	8.09	9.19	14.32	13.53	14.69	10.63	9.75	10.86	9.60	8.85	9.92

Ratios and Supplemental Data
Net assets, end of year (millions)	$966		$593	$942	$1,229	$705	$1,200	$1,480	$725	$1,080	$1,425	$631	$938	$967	$408	$538

Ratio of operating expenses to average net assets including earnings credits (%)	1.14		1.90	0.87	1.14	1.89	0.88	1.16	1.91	0.91	1.17	1.92	0.93	1.18	1.93	0.93

Ratio of operating expenses to average net assets excluding earnings credits (%)	1.14		1.90	0.87	1.14	1.89	0.88	1.16	1.91	0.91	1.17	1.92	0.93	1.18	1.93	0.93

Ratio of net investment income to average net assets including earnings credits (%)	0.49		-0.27	0.76	0.63	-0.13	0.87	0.93	0.18	1.18	0.84	0.09	1.08	0.98	0.24	1.23

Ratio of net investment income to average net assets excluding earnings credits (%)	0.49		-0.27	0.76	0.63	-0.13	0.87	0.93	0.18	1.18	0.84	0.09	1.08	0.98	0.24	1.23

Portfolio turnover rate (%)	15.14		15.14	15.14	15.64	15.64	15.64	17.32	17.32	17.32	14.34	14.34	14.34	18.54	18.54	18.54

*	Per share amounts have been calculated using the average shares method.

**	Amount represents less than $0.01 per share.

(a)

Does not take into account the sales charge of 5.00% for Class A shares and the CDSC (Contingent Deferred Sales Charge) of 1.00% for Class C shares. Also does not take into account the Class A CDSC. A CDSC of 1.00% may apply on redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.

102First Eagle Funds | Prospectus | March 1, 2016	First Eagle Funds | Prospectus | March 1, 2016103

First Eagle Gold Fund

Financial Highlights

Gold Fund | Financial Highlights

	Year Ended October 31,						Year Ended October 31

	2015			2014			2013			2012			2011

	Class A	Class C	Class I	Class A	Class C	Class I	Class A	Class C	Class I	Class A	Class C	Class I	Class A	Class C	Class I

Selected Data for a Share of Beneficial Interest Outstanding throughout Each Year is Presented Below:*
Net asset value, beginning of year ($)	13.45	12.84	13.66	17.03	16.37	17.25	29.86	28.84	30.26	33.89	32.78	34.33	33.42	32.44	33.81
Income from investment operations
Net investment income ($)	-0.08	-0.18	-0.04	-0.09	-0.20	-0.05	-0.02	-0.18	0.03	-0.01	-0.22	0.06	-0.19	-0.42	-0.10

Net realized and unrealized gains (losses) on investments	-1.01	-0.96	-1.03	-3.49	-3.33	-3.54	-12.73	-12.29	-12.89	-2.73	-2.66	-2.75	2.60	2.53	2.63

Total income (loss) from investment operations	-1.09	-1.14	-1.07	-3.58	-3.53	-3.59	-12.75	-12.47	-12.86	-2.74	-2.88	-2.69	2.41	2.11	2.53
Less distributions
Dividends from net investment income ($)	—	—	—	—	—	—	-0.08	—	-0.15	-0.39	-0.16	-0.48	-0.73	-0.56	-0.80

Distributions from capital gains	—	—	—	—	—	—	—	—	—	-0.90	-0.90	-0.90	-1.21	-1.21	-1.21

Total distributions	—	—	—	—	—	—	-0.08	—	-0.15	-1.29	-1.06	-1.38	-1.94	-1.77	-2.01

Net asset value, end of year ($)	12.36	11.70	12.59	13.45	12.84	13.66	17.03	16.37	17.25	29.86	28.84	30.26	33.89	32.78	34.33

Total Return(a) (%)	-8.10	-8.88	-7.83	-21.02	-21.56	-20.81	-42.80	-43.24	-42.68	-8.14	-8.86	-7.89	7.38	6.61	7.66

Ratios and Supplemental Data
Net assets, end of year (millions)	$391	$148	$306	$448	$186	$366	$764	$284	$508	$1,535	$608	$932	$1,834	$683	$1,003

Ratio of operating expenses to average net assets including earnings credits (%)	1.33	2.14	1.03	1.27	2.02	1.01	1.25	2.00	1.00	1.21	1.96	0.96	1.20	1.95	0.95

Ratio of operating expenses to average net assets excluding earnings credits (%)	1.33	2.14	1.03	1.27	2.02	1.01	1.25	2.00	1.00	1.21	1.96	0.96	1.20	1.95	0.95

Ratio of net investment income to average net assets including earnings credits (%)	-0.57	-1.39	-0.27	-0.54	-1.29	-0.29	-0.11	-0.87	0.14	-0.05	-0.80	0.21	-0.56	-1.30	-0.30

Ratio of net investment income to average net assets excluding earnings credits (%)	-0.57	-1.39	-0.27	-0.54	-1.29	-0.29	-0.11	-0.87	0.14	-0.05	-0.80	0.21	-0.56	-1.30	-0.30

Portfolio turnover rate (%)	12.47	12.47	12.47	13.33	13.33	13.33	15.14	15.14	15.14	9.19	9.19	9.19	13.26	13.26	13.26

*	Per share amounts have been calculated using the average shares method.
(a)

Does not take into account the sales charge of 5.00% for Class A shares and the CDSC (Contingent Deferred Sales Charge) of 1.00% for Class C shares. Also does not take into account the Class A CDSC. A CDSC of 1.00% may apply on redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.

104First Eagle Funds | Prospectus | March 1, 2016	First Eagle Funds | Prospectus | March 1, 2016105

First Eagle Global Income Builder Fund

Financial Highlights

Global Income Builder Fund | Financial Highlights

	Year Ended October 31,						Year Ended October 31,			Period May 1, 2012* to October 31,

	2015			2014			2013			2012

	Class A	Class C	Class I	Class A	Class C	Class I	Class A	Class C	Class I	Class A		Class C		Class I

Selected Data for a Share of Beneficial Interest Outstanding throughout Each Year is Presented Below:
Net asset value, beginning of period ($)	11.41	11.38	11.39	11.26	11.23	11.23	10.32	10.30	10.33	10.00		10.00		10.00
Income from investment operations
Net investment income ($)	0.35	0.26	0.38	0.36	0.27	0.38	0.42	0.34	0.44	0.15		0.11		0.18

Net realized and unrealized gains (losses) on investments	-0.51	-0.50	-0.52	0.17	0.17	0.19	0.91	0.90	0.91	0.28		0.29		0.27

Total income (loss) from investment operations	-0.16	-0.24	-0.14	0.53	0.44	0.57	1.33	1.24	1.35	0.43		0.40		0.45
Less distributions
Dividends from net investment income ($)	-0.37	-0.28	-0.39	-0.38	-0.29	-0.41	-0.39	-0.31	-0.45	-0.11		-0.10		-0.12

Distributions from capital gains	-0.15	-0.15	-0.15	—	—	—	—	—	—	—		—		—

Total distributions	-0.52	-0.43	-0.54	-0.38	-0.29	-0.41	-0.39	-0.31	-0.45	-0.11		-0.10		-0.12

Net Asset value, end of period ($)	10.73	10.71	10.71	11.41	11.38	11.39	11.26	11.23	11.23	10.32		10.30		10.33

Total Return(a) (%)	-1.39	-2.07	-1.14	4.67	3.90	5.00	13.14	12.25	13.36	4.37	(b)	4.00	(b)	4.53	(b)

Ratios and Supplemental Data
Net assets, end of period (millions)	$410	$382	$471	$440	$379	$490	$231	$148	$129	$43		$26		$38

Ratio of operating expenses to average net assets including fee waivers and reimbursements (%)	1.19	1.96	0.94	1.26	2.00	1.05	1.30	2.04	1.05	1.30	(c)(d)	2.05	(c)(d)	1.05	(c)(d)

Ratio of operating expenses to average net assets excluding fee waivers and reimbursements (%)	1.19	1.96	0.94	1.23	1.97	0.97	1.35	2.09	1.10	2.13	(c)(d)	2.88	(c)(d)	2.20	(c)(d)

Ratio of net investment income to average net assets including fee waivers and reimbursements (%)	3.16	2.41	3.41	3.09	2.31	3.25	3.85	3.11	4.11	2.89	(c)(d)	2.16	(c)(d)	3.56	(c)(d)

Ratio of net investment income to average net assets excluding fee waivers and reimbursements (%)	3.16	2.41	3.41	3.12	2.34	3.33	3.80	3.06	4.06	2.06	(c)(d)	1.33	(c)(d)	2.40	(c)(d)

Portfolio turnover rate (%)	29.68	29.68	29.68	18.45	18.45	18.45	10.87	10.87	10.87	5.17	(b)	5.17	(b)	5.17	(b)

*	Commencement of investment operations
(a)

Does not take into account the sales charges of 5.00% for Class A shares and the CDSC (Contingent Deferred Sales Charge) of 1.00% for Class C shares. Also does not take into account the Class A CDSC. A CDSC of 1.00% may apply on redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.

(b)	Not Annualized
(c)	Annualized
(d)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2013.
106First Eagle Funds | Prospectus | March 1, 2016	First Eagle Funds | Prospectus | March 1, 2016107

First Eagle High Yield Fund

Financial Highlights

High Yield | Financial Highlights

	Year Ended October 31,						Year Ended October 31,			Period April 1, 2012 to						Year Ended March 31,					Year Ended March 31,

	2015			2014			2013			October 31, 2012						2012^					2011

	Class A	Class C	Class I	Class A	Class C	Class I	Class A^^	Class C^^	Class I	Class A^^		Class C^^		Class I		Class A^^		Class C		Class I	Class I

Selected Data for a Share of Beneficial Interest Outstanding Throughout Each Year is Presented Below:*
Net asset value, beginning of year ($)	9.96	9.95	9.96	10.11	10.10	10.11	9.98	9.97	9.98	9.75		9.74		9.75		9.40		9.40		10.29	10.67
Income (loss) from investment operations:
Net investment income ($)	0.55	0.48	0.58	0.53	0.45	0.55	0.59	0.51	0.62	0.33		0.29		0.36		0.13		0.11		0.68	0.98

Net realized and unrealized gains (losses) on investments	-0.96	-0.96	-0.96	-0.15	-0.15	-0.14	0.14	0.14	0.14	0.24		0.23		0.23		0.35		0.34		-0.11	0.47

Total income (loss) from investment operations	-0.41	-0.48	-0.38	0.38	0.30	0.41	0.73	0.65	0.76	0.57		0.52		0.59		0.48		0.45		0.57	1.45
Less distributions:
Dividends from net investment income ($)	-0.56	-0.49	-0.59	-0.53	-0.45	-0.56	-0.59	-0.51	-0.62	-0.34		-0.29		-0.36		-0.13		-0.11		-0.83	-0.98

Distributions from capital gains	-0.09	-0.09	-0.09	—	—	—	-0.01	-0.01	-0.01	—		—		—		—		—		-0.28	-0.85

Total distributions	-0.65	-0.58	-0.68	-0.53	-0.45	-0.56	-0.60	-0.52	-0.63	-0.34		-0.29		-0.36		-0.13		-0.11		-1.11	-1.83

Net asset value, end of year ($)	8.90	8.89	8.90	9.96	9.95	9.96	10.11	10.10	10.11	9.98		9.97		9.98		9.75		9.74		9.75	10.29

Total return(a) (%)	-4.24	-4.96	-3.97	3.74	2.97	4.03	7.49	6.69	7.85	5.94	(b)	5.47	(b)	6.20	(b)	5.11		4.78		6.11	14.81

Ratios and Supplement Data
Net assets, end of year (millions)	$202	$129	$473	$247	$184	$710	$346	$159	$511	$220		$113		$309		$60		$28		$115	$11

Ratio of operating expenses to average net assets including fee waivers and reimbursements (%)	1.12	1.87	0.83	1.09	1.84	0.83	1.13	1.88	0.80	1.25	(c)(d)	2.00	(c)(d)	0.80	(c)(d)	0.95	(c)	1.66	(c)	0.80	0.80

Ratio of operating expenses to average net assets excluding fee waivers and reimbursements (%)	1.16	1.91	0.87	1.09	1.83	0.84	1.13	1.88	0.88	1.27	(c)(d)	2.02	(c)(d)	1.03	(c)(d)	1.12	(c)	1.83	(c)	1.05	1.21

Ratio of net investment income to average net assets including fee waivers and reimbursements (%)	5.81	5.07	6.10	5.17	4.42	5.43	5.80	5.07	6.14	5.75	(c)(d)	4.98	(c)(d)	6.23	(c)(d)	5.48	(c)	4.74	(c)	6.98	9.33

Ratio of net investment income to average net assets excluding fee waivers and reimbursements (%)	5.77	5.03	6.06	5.17	4.43	5.42	5.80	5.07	6.06	5.73	(c)(d)	4.96	(c)(d)	6.00	(c)(d)	5.31	(c)	4.57	(c)	6.73	8.92

Portfolio turnover rate (%)	31.62	31.62	31.62	43.02	43.02	43.02	49.71	49.71	49.71	25.02	(b)	25.02	(b)	25.02	(b)	45.21		45.21		45.21	145.96

^	The Fund commenced investment operations in its present form on December 30, 2011.
^^	Class A and Class C commenced operations on January 3, 2012.
^^^	The predessor Fund, Old Mutual High Yield Fund, commenced operations on November 19, 2007.
*	Per share amounts have been calculated using the average shares method.
(a)

Does not take into account the sales charge of 4.50% for Class A shares and the CDSC (Contingent Deferred Sales Charge) of 1.00% for Class C shares. Also does not take into account the Class A CDSC. A CDSC of 1.00% may apply on redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.

(b)	Not annualized.
(c)	Annualized.
(d)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2012.
108First Eagle Funds | Prospectus | March 1, 2016	First Eagle Funds | Prospectus | March 1, 2016109

First Eagle Fund of America

Financial Highlights

Fund of America | Financial Highlights

	Year Ended October 31,										Year Ended March 31,

	2015						2014				2013					2012			2011

	Class A	Class C		Class I^		Class Y	Class A	Class C	Class I	Class Y	Class A	Class C	Class I		Class Y	Class A	Class C	Class Y	Class A	Class C	Class Y
Selected Data for a Share of Beneficial Interest Outstanding throughout Each Year is Presented Below:*
Net asset value, beginning of year ($)	38.58	32.98		39.39		39.35	34.76	29.94	35.47	35.42	26.86	23.30	31.01		27.37	24.91	22.01	25.35	24.06	21.32	24.47
Income from investment operations
Net investment income ($)	0.05	-0.20		0.16		0.05	0.17	-0.10	0.25	0.17	0.10	-0.12	0.07		0.12	0.04	-0.13	0.04	-0.09	-0.25	-0.08

Net realized and unrealized gains (losses) on investments	-0.01	-0.00	**	-0.00	**	-0.02	4.26	3.66	4.36	4.34	7.81	6.76	4.39		7.94	3.73	3.24	3.80	1.11	0.98	1.12

Total income (loss) from investment operations	0.04	-0.20		0.16		0.03	4.43	3.56	4.61	4.51	7.91	6.64	4.46		8.06	3.77	3.11	3.84	1.02	0.73	1.04
Less distributions
Dividends from net investment income ($)	-0.12	—		-0.22		-0.11	-0.09	—	-0.17	-0.06	-0.01	—	—		-0.01	—	—	—	-0.17	-0.04	-0.16

Distributions from capital gains	-2.71	-2.71		-2.71		-2.71	-0.52	-0.52	-0.52	-0.52	—	—	—		—	-1.82	-1.82	-1.82	—	—	—

Total distributions	-2.83	-2.71		-2.93		-2.82	-0.61	-0.52	-0.69	-0.58	-0.01	—	—		-0.01	-1.82	-1.82	-1.82	-0.17	-0.04	-0.16

Net asset value, end of year ($)	35.79	30.07		36.62		36.56	38.58	32.98	39.39	39.35	34.76	29.94	35.47		35.42	26.86	23.30	27.37	24.91	22.01	25.35

Total Return(a) (%)	0.19	-0.55		0.48		0.18	12.92	12.06	13.20	12.91	29.45	28.44	14.38	(b)	29.45	16.46	15.62	16.50	4.22	3.43	4.20

Ratios and Supplemental Data
Net assets, end of year (millions)	$1,332	$742		$1,168		$496	$1,204	$632	$888	$528	$1,036	$455	$491		$504	$699	$246	$667	$549	$194	$633

Ratio of operating expenses to average net assets including earnings credits (%)	1.35	2.10		1.05		1.36	1.36	2.11	1.11	1.36	1.41	2.16	1.19	(c)	1.41	1.44	2.19	1.44	1.43	2.18	1.43

Ratio of operating expenses to average net assets excluding earnings credits (%)	1.35	2.10		1.05		1.36	1.36	2.11	1.11	1.36	1.41	2.16	1.19	(c)	1.41	1.44	2.19	1.44	1.43	2.18	1.43

Ratio of net investment income to average net assets including earnings credits (%)	0.12	-0.63		0.41		0.12	0.45	-0.31	0.66	0.45	0.31	-0.46	0.34	(c)	-0.39	0.14	-0.61	0.14	-0.33	-1.08	-0.31

Ratio of net investment income to average net assets excluding earnings credits (%)	0.12	-0.63		0.41		0.12	0.45	-0.31	0.66	0.45	0.31	-0.46	0.34	(c)	-0.39	0.14	-0.61	0.14	-0.33	-1.08	-0.31

Portfolio turnover rate (%)	32.23	32.23		32.23		32.23	35.18	35.18	35.18	35.18	32.12	32.12	32.12	(b)	32.12	31.48	31.48	31.48	67.61	67.61	67.61

^	Class I commenced investment operations on March 8, 2013.
*	Per share amounts have been calculated using the average shares method.

**	Amount represents less than $0.01 per share.

(a)

Does not take into account the sales charge of 5.00% for Class A shares of the CDSC (Contingent Deferred Sales Charge) of 1.00% for Class C shares. Also does not take into account the Class A CDSC. A CDSC of 1.00% may apply on redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.

(b)	Not Annualized
(c)	Annualized
110First Eagle Funds | Prospectus | March 1, 2016	First Eagle Funds | Prospectus | March 1, 2016111

Useful Shareholder Information

How to Obtain Our Shareholder Reports

We will send you copies of the Funds’ annual and semi-annual reports on a regular basis, once you become a shareholder. Semi-annual and annual reports are also available upon request without charge by contacting First Eagle Funds. The annual reports discuss the market conditions and investment strategies that significantly affected each Fund’s performance during the last fiscal year. The annual reports also contain audited financial statements by the First Eagle Funds’ independent accountants, PricewaterhouseCoopers LLP.

How to Obtain Our Statement of Additional Information

The Statement of Additional Information (SAI) is incorporated by reference in this Prospectus and includes additional information about the Funds. The SAI is available to you without charge. To obtain a copy, please contact us via mail or phone, or visit the website (www.feim.com/individual-investors). In addition, you may visit the Securities and Exchange Commission’s (SEC’s) website (www.sec.gov) to view the SAI and other information. Also, you can obtain copies of the SAI by sending your request and fee to the SEC’s Public Reference Section, Washington, D.C. 20549-1520, or by e-mail to publicinfo@sec.gov. You also may review and copy information about the Funds, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. To find out more about the public reference room, call the SEC at 202.551.8090.

Distributor FEF Distributors, LLC 1345 Avenue of the Americas New York, NY 10105	Investment Adviser First Eagle Investment Management, LLC 1345 Avenue of the Americas New York, NY 10105

How to Reach First Eagle Funds Send all requests for information or transactions to: First Eagle Funds P.O. Box 219324 Kansas City, MO 64121-9324 You may contact us by telephone at 800.334.2143

Investment Company Act File Number: 811-07762

First Eagle Investment Management, LLC 1345 Avenue of the Americas, New York, NY 10105-0048 800.334.2143 www.feim.com/individual-investors

STATEMENT OF ADDITIONAL INFORMATION

First Eagle Global Fund
Class A – Ticker SGENX  Class C – Ticker FESGX  Class I – Ticker SGIIX
First Eagle Overseas Fund
Class A – Ticker SGOVX  Class C – Ticker FESOX  Class I – Ticker SGOIX
First Eagle U.S. Value Fund
Class A – Ticker FEVAX  Class C – Ticker FEVCX  Class I – Ticker FEVIX
First Eagle Gold Fund
Class A – Ticker SGGDX  Class C – Ticker FEGOX  Class I – Ticker FEGIX
First Eagle Global Income Builder Fund
Class A – Ticker FEBAX  Class C – Ticker FEBCX  Class I – Ticker FEBIX
First Eagle High Yield Fund
Class A – Ticker FEHAX  Class C – Ticker FEHCX  Class I – Ticker FEHIX
First Eagle Fund of America
Class A – Ticker FEFAX  Class C – Ticker FEAMX  Class Y – Ticker FEAFX  Class I – Ticker FEAIX

March 1, 2016

1345 Avenue of the Americas
New York, NY 10105
(800) 334-2143

First Eagle Investment Management, LLC
1345 Avenue of the Americas
New York, NY 10105
Investment Adviser

FEF Distributors, LLC
1345 Avenue of the Americas
New York, NY 10105
Distributor

This Statement of Additional Information provides information about First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Yield Fund and First Eagle Fund of America, separate portfolios of First Eagle Funds (the “Trust”), an open-end management investment company, which information is in addition to that contained in the Prospectuses of the Trust dated March 1, 2016. This Statement of Additional Information is not a prospectus. It relates to and should be read in conjunction with the Prospectuses of the Trust, copies of which can be obtained by calling the Trust at (800) 334-2143 or by visiting www.feim.com/individual-investors.

Certain disclosures, including the Funds’ financial statements and the notes thereto have been incorporated by reference into this Statement of Additional Information from the Trust’s annual reports. For a free copy of the annual reports, please call the Trust at (800) 334-2143 or visit www.feim.com/individual-investors.

ORGANIZATION OF THE FUNDS

First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Yield Fund, First Eagle Fund of America, and First Eagle Absolute Return Fund (each individually referred to as a “Fund,” collectively, the “Funds” or, alternatively, the “Global Fund,” the “Overseas Fund,” the “U.S. Value Fund,” the “Gold Fund,” the “Global Income Builder Fund,” the “High Yield Fund”, the “Fund of America” and the “Absolute Return Fund”, respectively) are separate portfolios of First Eagle Funds (the “Trust”) an open-end management investment company. Global Fund, Overseas Fund, U.S. Value Fund, Global Income Fund and High Yield Fund are “diversified” within the meaning of SEC regulations, which generally require that Fund has 75% or more of its assets invested in securities, no more than 5% of its assets invested in any one security, and that the Fund has no more than 10% of the outstanding shares of any one security. Information about the Absolute Return Fund is provided in a separate prospectus and statement of additional information. The Trust is a Delaware statutory trust but is a successor business to a Maryland corporation organized in that state in 1993. Each Fund is a separate portfolio of assets and has a different investment objective which it pursues through separate investment policies, as described below. The High Yield Fund commenced operations in its present form on or about December 30, 2011 and, pursuant to a reorganization, is the successor to the Old Mutual High Yield Fund (the “Predecessor Fund”). The Trust’s investment adviser is First Eagle Investment Management, LLC (“FEIM” or the “Adviser”), a registered investment adviser. The Trust’s principal underwriter is FEF Distributors, LLC (“FEF Distributors” or the “Distributor”), a registered broker-dealer located in New York. FEIM is a subsidiary of Arnhold and S. Bleichroeder Holdings, Inc. (“ASB Holdings”), a privately owned holding company organized under the laws of Delaware.

Pursuant to the laws of Delaware, the Trust’s state of formation, the Board of Trustees of the Trust has adopted By-Laws of the Trust that do not require annual meetings of the Funds’ shareholders. The absence of a requirement that the Trust hold annual meetings of the Funds’ shareholders reduces its expenses. Meetings of shareholders will continue to be held when required by the Investment Company Act of 1940, as amended (the “Investment Company Act”), or Delaware law, or when called by the Chairman of the Board of Trustees, the President or shareholders owning 10% of a Fund’s outstanding shares. The cost of any such notice and meeting will be borne by the Funds.

Under the provisions of the Investment Company Act, a vacancy on the Board of Trustees of the Trust may be filled between meetings of the shareholders of the Trust by vote of the Trustees then in office if, immediately after filling such vacancy, at least two-thirds of the Trustees then holding office have been elected to the office of Trustee by the shareholders of the Funds. In the event that at any time less than a majority of the Trustees of the Trust holding office at that time were elected by the shareholders of the Funds, the Board of Trustees or the Chairman of the Board shall, within sixty days, cause a meeting of shareholders to be held for the purpose of electing trustees to fill any vacancies in the Board of Trustees.

The staff of the Securities and Exchange Commission (“SEC”) has advised the Funds that it interprets Section 16(c) of the Investment Company Act, which provides a means for dissident shareholders of common-law trusts to communicate with other shareholders of such trusts and to vote upon the removal of trustees upon the request in writing by the record holders of not less than 10% of the outstanding shares of the trust, to apply to investment companies, such as the Trust, that are incorporated under Delaware law.

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

Investment Objectives and Strategies of the Funds

Global Fund. The Global Fund’s investment objective is to provide long-term growth of capital through investments in a range of asset classes from markets in the United States and throughout the world. In seeking to achieve this objective, the Fund will normally invest primarily in common stocks (and securities convertible into common stocks) of U.S. and foreign companies. However, the Fund reserves the right to invest a portion of its assets in other investments, including short-term debt instruments, gold and other precious metals, and futures contracts related to precious metals, and fixed-income securities of domestic or foreign issuers which, in addition to the income they may provide, appear to offer potential for long-term growth of capital. Under normal circumstances, the Global Fund anticipates it will allocate a substantial amount of its total assets to foreign investments. That generally means that approximately 40% or more of the Global Fund’s total assets will be allocated to foreign investments (unless market conditions are not deemed favorable by the Global Fund, in which case the Global Fund expects to invest at least 30% of its total assets in foreign investments).

Overseas Fund. The Overseas Fund seeks long-term growth of capital by investing primarily in equities issued by non-U.S. corporations. In seeking to achieve this objective, the Overseas Fund invests primarily in equity securities of companies traded in mature markets, and may invest in emerging markets, fixed-income instruments, short-term debt instruments, gold and other precious metals, and futures contracts related to precious metals. Under normal market conditions, the Overseas Fund invests at least 80% of its total assets, taken at market value, in foreign securities.

U.S. Value Fund. The U.S. Value Fund seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its assets in domestic equity and debt securities. The Fund may also invest in gold and other precious metals, and futures contracts related to precious metals.

Gold Fund. The Gold Fund seeks to provide investors the opportunity to participate in the investment characteristics of gold (and to a limited extent other precious metals) for a portion of their overall investment portfolio. Many investors believe that, historically, a limited exposure to gold-related investments has provided some protection against loss of purchasing power during periods of extensive price inflation and/or following periods of extensive credit expansion. Under normal circumstances, at least 80% of the value of the Fund’s total assets will be invested in gold and/or securities (which may include both equity and, to a limited extent, debt instruments) directly related to gold or issuers principally engaged in the gold industry, including securities of gold mining finance companies as well as operating companies with long, medium or short-life mines. The Fund may also invest in debt and equity instruments unrelated to the gold industry, other precious metals and futures contracts related to precious metals.

Global Income Builder Fund. The Global Income Builder Fund seeks current income generation and long-term growth of capital by investing in a range of asset classes, including dividend-paying equities and corporate and other fixed income instruments, including high-yield debt investment grade and sovereign debt, from markets in the United States and throughout the world. To pursue its investment objective, the Fund will normally invest 80% of its assets in income-producing securities.

High Yield Fund. The High Yield Fund seeks to provide investors with a high level of current income. To pursue its investment objective, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in high yield, below investment-grade securities (commonly referred to as “junk bonds”) and instruments. Such high yield instruments may include corporate bonds and loans, municipal bonds, and mortgage-backed and asset backed securities. The Fund may invest in, and count for purposes of this 80% allotment, unrated securities or other instruments deemed by the Fund’s investment adviser to be below investment grade.

Fund of America. The Fund of America seeks capital appreciation by investing primarily in domestic stocks and to a lesser extent in debt and foreign equity securities. Normally at least 80% of Fund of America’s assets will be invested in domestic equity and debt instruments. The Fund may also invest in repurchase agreements and derivatives.

The Funds have the flexibility to respond promptly to changes in market and economic conditions. For example, a defensive strategy may be warranted during periods of unfavorable market or economic conditions, including periods of market turbulence or periods when prevailing market valuations are higher than those deemed attractive under the investment criteria generally applied on behalf of the Funds. Under a defensive strategy, the Funds may hold cash and/or invest up to 100% of their assets in high quality debt securities or money market instruments of U.S. or foreign issuers. In such a case, a Fund may not be able to pursue, and may not achieve, its investment objective. It is impossible to predict whether, when or for how long a Fund will employ defensive strategies.

There can be no assurance that a Fund’s stated objective will be realized.

Policies and Techniques Applicable to All Funds

The investment objective of each Fund describes its principal investment strategies. Except as otherwise described below, each of the investment techniques below is considered to be a non-principal technique for each Fund.

For ease of reference, while the discussions below often refer to investments in “securities,” the Funds may invest in many types of assets that include commodities, bank loans, derivatives, etc. A discussion of the risks of particular types of “securities” therefore should be understood to refer to the risks of that type of investment more generally (e.g., foreign securities risks should be understood to describe risks of investing in non-U.S. markets generally, regardless of investment type).

Investment Policies, Techniques and Risks of the Funds

Foreign Investments. Each Fund may (and the Global Fund, the Overseas Fund and the Global Income Builder Fund will) invest in foreign securities or other types of foreign investments, which may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers. Investing in foreign securities is a principal investment strategy of the Global Fund, Global Income Builder Fund and the Overseas Fund. The Funds may invest in securities of foreign issuers directly or in the form of American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), European Depositary Receipts (EDRs), or other securities representing underlying shares of foreign issuers. Positions in these securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are global offerings where two securities are issued simultaneously in two markets, usually publicly in non-U.S. markets and privately in the U.S. market. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, EDRs, in bearer form, are designed for use in European securities markets, and GDRs are designed for use in the U.S. and European securities markets. Each of the Funds may invest in both “sponsored” and “unsponsored” ADRs. In a sponsored ADR, the issuer typically pays some or all of the expenses of the depository and agrees to provide its regular shareholder communications to ADR holders. An unsponsored ADR is created independently of the issuer of the underlying security. The ADR holders generally pay the expenses of the depository and do not have an undertaking from the issuer of the underlying security to furnish shareholder communications. Issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the ADRs. Each Fund (other than Global Income Builder Fund, High Yield Fund and Fund of America) does not expect to invest more than 5% of its total assets in unsponsored ADRs.

With respect to portfolio securities or other types of foreign investments that are issued by foreign issuers or denominated in foreign currencies, the investment performance of a Fund is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen- denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See also the discussion under “Currency Exchange Transactions.”)

Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, positions which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts (or other foreign cash management positions) involve certain risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in the rates of exchange between the U.S. dollar and foreign currencies; possible imposition of exchange control regulations or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities or other investment products; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; different accounting, auditing and financial reporting standards; different settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; imposition of foreign taxes; and sometimes less advantageous legal, operational and financial protections applicable to foreign custodial or sub-custodial arrangements. The laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt and the assets of a Fund may be exposed to risk in circumstances where the custodian/sub-custodian will have no liability.

Although the Funds seek to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

The cost of investing in foreign markets is higher than the cost of investing in U.S. markets and the expenses of Funds that invest in foreign securities or other markets, including advisory and custody fees, are higher than the expenses of many mutual funds that invest in domestic equities.

Unless specifically noted otherwise, the Adviser will determine an investment’s location based on its “country of risk.” “Country of risk” as defined by Bloomberg can be based on a number of criteria, including an issuer’s country of domicile, the country of the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency.

Restricted and Illiquid Instruments. Each Fund may invest up to 15% of its net assets in illiquid securities. A security may be “illiquid” for various reasons, including that it may be subject to legal or contractual restrictions on resale (“restricted securities”). Illiquid securities may be priced at fair value as determined in good faith by the Board of Trustees. Restricted securities that are not illiquid (as determined under the analysis in the next paragraph) will not be subject to the 15% limit. Generally, restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the “1933 Act”). Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell.

Notwithstanding the above, a Fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the 1933 Act. That rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Adviser, under the supervision of the Board of Trustees of the Trust, will consider whether securities purchased under Rule 144A are illiquid and thus subject to a Fund’s restriction on investing in illiquid securities. A determination as to whether a Rule 144A security is liquid or not is a factual issue requiring an evaluation of a number of factors. In making this determination, the Adviser will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser could consider (1) the frequency of trades and quotes, (2) the number of dealers and potential purchasers, (3) the dealer undertakings to make a market, and (4) the nature of the security and of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, a Fund’s holdings of illiquid securities would be reviewed to determine what steps, if any, are required to assure that the Fund does not invest more than the maximum percentage of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities. Because the liquidity or illiquidity of a security depends on various factors, other types of restricted securities also may be determined to be liquid under largely the same type of analysis and process as is applied in respect of Rule 144A.

The market for lower-quality debt instruments, including junk bonds, is generally less liquid than the market for higher-quality debt securities, and at times it may become difficult to sell lower-quality debt securities. The High Yield Fund, which will invest primarily in lower-quality debt securities, will be subject to greater liquidity risk than would an investment fund investing in higher rated securities.

Private Investment Funds. Each Fund may invest to a limited extent in private investment funds. Such funds are not registered under the Investment Company Act and are therefore not subject to the extensive regulatory requirements it imposes. Private investment funds typically do not disclose the contents of their portfolios, which may make it difficult for the Funds to independently verify the value of an investment in a private investment fund. In addition, a Fund may not be able to withdraw an investment in a private investment fund except at certain designated times, presenting the risk that a Fund would not be able to withdraw from a private investment fund as soon as desired, especially during periods of volatility in markets in which such a private investment fund invests. Investments in private investment funds may be subject to each Fund’s limitations on investments in “illiquid securities,” as described immediately above.

Investment in Other Investment Companies. Each of the Funds may invest in other registered investment companies. For example, certain markets are closed in whole or in part to equity investments by foreigners and may be available for investment solely or primarily through such an investment company. Each of the Funds generally may invest up to 10% of its total assets in shares of other investment companies and up to 5% of its total assets in any one investment company (in each case measured at the time of investment), as long as no investment represents more than 3% of the outstanding voting stock of the acquired investment company at the time of investment. These restrictions do not apply to certain investment companies known as private investment companies and “qualified purchaser” investment companies (described above under “Private Investment Funds”), nor do these restrictions apply to affiliated fund of funds arrangements, to investments in money market funds, or to investments in certain ETFs, subject to specialized SEC “exemptive orders” applicable to those ETFs.

Investment in another investment company may involve the payment of a premium above the value of the issuer’s portfolio securities, and is subject to market availability. In the case of a purchase of shares of such a company in a public offering, the purchase price may include an underwriting spread. The Funds do not intend to invest in such an investment company unless, in the judgment of the Funds’ investment adviser, the potential benefits of such investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, each of these Funds would bear its ratable share of that investment company’s expenses, including its advisory and administration fees. At the same time, each of these Funds would continue to pay its own advisory fees and other expenses.

Exchange Traded Funds (“ETFs”). Each of the Funds may invest in ETFs, which are investment companies or special purpose trusts whose primary objective is to achieve the same rate of return as a particular market index or commodity while trading throughout the day on an exchange. Most ETF shares are sold initially in the primary market in units of 50,000 or more (“creation units”). A creation unit represents a bundle of securities (or other assets) that replicates, or is a representative sample of, the ETF’s holdings and that is deposited with the ETF. Once owned, the individual shares comprising each creation unit are traded on an exchange in secondary market transactions for cash. The secondary market for ETF shares allows them to be readily converted into cash, like commonly traded stocks. The combination of primary and secondary markets permits ETF shares to be traded throughout the day close to the value of the ETF’s underlying holdings. A Fund would purchase and sell individual shares of ETFs in the secondary market. These secondary market transactions require the payment of commissions.

ETF shares are subject to the same risks as investment companies, as described above. Furthermore, there may be times when the exchange halts trading, in which case a Fund owning ETF shares would be unable to sell them until trading is resumed. In addition, because ETFs often invest in a portfolio of common stocks and “track” a designated index, an overall decline in stocks comprising an ETF’s benchmark index could have a greater impact on the ETF and investors than might be the case in an investment company with a more widely diversified portfolio. Losses could also occur if the ETF is unable to replicate the performance of the chosen benchmark index. ETFs tracking the return of a particular commodity (e.g., gold or oil) are of course exposed to the volatility and other financial risks relating to commodities investments.

Other risks associated with ETFs include the possibility that: (i) an ETF’s distributions may decline if the issuers of the ETF’s portfolio securities fail to continue to pay dividends; and (ii) under certain circumstances, an ETF could be terminated. Should termination occur, the ETF could have to liquidate its portfolio when the prices for those assets are falling. In addition, inadequate or irregularly provided information about an ETF or its investments, because ETFs are passively managed, could expose investors in ETFs to unknown risks.

Bank Obligations. Each Fund may invest in bank obligations, which may include bank certificates of deposit, time deposits or bankers’ acceptances. Certificates of deposit and time deposits are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Additionally, a Fund may invest in bank loans. These investments potentially expose the Fund to the credit risk of the underlying borrower, and in certain cases, of the financial institution. The Fund’s ability to receive payments in connection with the loan depends primarily on the financial condition of the borrower. The market for bank loans may be illiquid and the Fund may have difficulty selling them, especially leveraged loans, which can be difficult to value.

In addition, bank loans often have contractual restrictions on resale, which can delay the sale and adversely impact the sale price. At times, a Fund may decline to receive non-public information relating to loans, which could disadvantage the Fund relative to other investors.

Credit Risk. The value of the debt securities and other instruments held by each Fund fluctuates with the credit quality of the issuers of those instruments. Credit risk relates to the ability of the issuer to make payments of principal and interest when due, including default risk. Each Fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt. Failure of an issuer to make timely payments of principal and interest or a decline or perception of decline in the credit quality of a debt security can cause the price of the debt security to fall, potentially lowering the respective Fund’s share price.

Lower-Rated Debt Instruments. Each of the Funds may, and High Yield Fund will, invest in debt instruments, including lower-rated instruments (i.e., instruments rated BB+ or lower by Standard & Poor’s Corporation (“S&P”) or Ba+ or lower by Moody’s Investors Service, Inc. (“Moody’s”), commonly called “junk bonds”) and instruments that are not rated. There are no restrictions as to the ratings of debt securities or other instruments acquired by a Fund or the portion of a Fund’s assets that may be invested in debt securities or other instruments in a particular rating category, except that each of the Overseas Fund and the Gold Fund will not invest more than 20% of its assets in securities or other instruments below investment grade or unrated securities or other instruments considered by the Adviser to be of comparable credit quality. The Fund of America has no current intention of investing more than 5% of its net assets in high yield bonds. The Adviser may also use internal ratings on unrated securities. The High Yield Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) under normal market conditions in high yield, below investment-grade securities and instruments. Such high yield instruments may include corporate bonds and loans, municipal bonds and mortgage-backed and asset backed securities. A more complete description of the characteristics of bonds in each rating category is included in the appendix to this Statement of Additional Information.

Securities or other instruments rated BBB by S&P or Baa by Moody’s (the lowest investment grade ratings) are considered to be of medium grade and to have speculative characteristics. Debt securities rated below investment grade are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Although lower-rated debt and comparable unrated debt securities may offer higher yields than do higher-rated securities, they generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which lower-rated and unrated debt securities or other instruments are traded are more limited than those in which higher-rated securities are traded. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated debt securities or other instruments, especially in a thinly traded market. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling and valuing its portfolio securities. See “Computation of Net Asset Value.” Analyses of the creditworthiness of issuers of lower-rated debt securities may be more complex than for issuers of higher-rated securities, and the ability of the Fund to achieve its investment objective may, to the extent of investment in lower-rated debt securities, be more dependent upon such creditworthiness analyses than would be the case if the Fund were investing in higher-rated securities. Prices of these securities may be subject to extreme price fluctuations.

Lower-rated debt instruments may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of lower-rated debt securities have been found in some circumstances to be less sensitive to interest rate changes than higher-rated investments, but are generally more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in lower-rated debt securities’ prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. These issuers may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of holders of lower rated bonds, leaving few or no assets available to repay those bond holders. Adverse changes to the issuer’s industry and general economic conditions may have a greater impact on the prices of lower rated securities than on those of other higher rated fixed-income securities. If a rating agency gives a debt instrument a lower rating, the value of the instrument may decline because investors may demand a higher rate of return.

Defaulted Securities. Each of the Funds may invest in securities or debt of companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Such investments involve a substantial degree of risk. In any reorganization or liquidation proceeding relating to a company in which a Fund invests, a Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund’s original investment, and/or may be required to accept payment over an extended period of time. Under such circumstances, the returns generated may not compensate the Fund adequately for the risks assumed. A wide variety of considerations render the outcome of any investment in a financially distressed company uncertain, and the level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant business and financial difficulties, is unusually high. A Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

There is no assurance that the Adviser will correctly evaluate the intrinsic values of the distressed companies in which the Funds may invest. There is also no assurance that the Adviser will correctly evaluate how such value will be distributed among the different classes of creditors, or that the Adviser will have properly assessed the steps and timing thereof in the bankruptcy or liquidation process. Any one or all of such companies may be unsuccessful in their reorganization and their ability to improve their operating performance. Also, such companies’ securities may be considered speculative, and the ability of such companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry, or specific developments within such companies. The Funds may invest in the securities of companies involved in bankruptcy proceedings, reorganizations and financial restructurings and may have a more active participation in the affairs of the issuer than is generally assumed by an investor.

This may subject the Funds to litigation risks or prevent the Funds from disposing of securities. In a bankruptcy or other proceeding, a Fund as a creditor may be unable to enforce its rights in any collateral or may have its security interest in any collateral challenged, disallowed or subordinated to the claims of other creditors. While the Funds will attempt to avoid taking the types of actions that would lead to equitable subordination or creditor liability, there can be no assurance that such claims will not be asserted or that the Funds will be able to successfully defend against them.

Trade Claims. Each of the Funds may invest in trade claims. Trade claims are interests in amounts owed to suppliers of goods or services and are purchased from creditors of companies in financial difficulty and often involved in bankruptcy proceedings. Trade claims offer investors the potential for profits since they are sometimes purchased at a significant discount from face value and, consequently, may generate capital appreciation in the event that the market value of the claim increases as the debtor’s financial position improves or the claim is paid.

Interest Rate Risk. Fluctuations in interest rates will affect the values of each of the Funds. An increase in interest rates tends to reduce the market value of debt securities, while a decline in interest rates tends to increase their values. Securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations.

Prepayment Risk. This risk relates primarily to mortgage-backed securities. During a period of declining interest rates, homeowners may refinance their high-rate mortgages and prepay the principal. Cash from these prepayments flows through to prepay the mortgage-backed securities, necessitating reinvestment in bonds with lower interest rates, which may lower the returns to any fund invested in mortgage-backed securities. Decreases in market interest rates may also result in prepayments of obligations the Fund acquires, requiring the Fund to reinvest at lower interest rates. Asset-backed securities, which are subject to risks similar to those of mortgage-backed securities, are also structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. The market for mortgage-backed and asset-backed instruments may be volatile and limited, which may make them difficult to buy or sell.

U.S. Government Securities. Among the types of fixed income securities in which each Fund may invest are United States government obligations. United States government obligations include Treasury Notes, Bonds and Bills which are direct obligations of the United States government backed by the full faith and credit of the United States, and securities issued by agencies and instrumentalities of the United States government (“government-sponsored entities”), which may be (i) guaranteed by the United States Treasury, such as the securities of the Government National Mortgage Association, or (ii) supported by the issuer’s right to borrow from the Treasury and backed by the credit of the federal agency or instrumentality itself, such as securities of the Federal Intermediate Land Banks, Federal Land Banks, Bank of Cooperatives, Federal Home Loan Banks, Tennessee Valley Authority and Farmers Home Administration. In September of 2008, the U.S. Treasury placed under conservatorship two government-sponsored entities, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and appointed the Federal Housing Finance Agency to manage their daily operations. In addition, the U.S. Treasury entered into purchase agreements with these two entities to provide them with capital in exchange for senior preferred stock. Generally, their securities are neither issued nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. In most cases, these securities are supported only by the credit of the issuing entity itself, standing alone.

Municipal Bonds. Government obligations in which the Funds may invest also include municipal securities, which are obligations, often bonds and notes, issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities, the interest on which is typically exempt from federal income tax.

Municipal bonds are generally considered riskier investments than Treasury securities. The prices and yields on municipal securities are subject to change from time to time and depend upon a variety of factors, including general money market conditions, the financial condition of the issuer (or other entities whose financial resources are supporting the municipal security), general conditions in the market for tax-exempt obligations, the size of a particular offering and the maturity of the obligation and the rating(s) of the issue. Contrary to historical trends, in recent years, the market has encountered increased rates of default and lower yields on municipal bonds. This is a product of significant reductions in revenues for many states and municipalities as well as residual effects of a generally weakened economy.

Derivative Transactions. Each Fund may invest in options, futures and swaps and related products which are often referred to as “derivatives.” Derivatives may have a return that is tied to a formula based upon an interest rate, index or other measurement which may differ from the return of a simple security of the same maturity. A formula may have a cap or other limitation on the rate of interest to be paid. Derivatives may have varying degrees of volatility at different times, or under different market conditions.

Each Fund may enter into interest rate, credit default, currency, equity, fixed income and index swaps and the purchase or sale of related caps, floors and collars. A Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, for investment purposes, to deploy cash or to protect against any increase in the price of securities it anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential between them. An index swap is an agreement to swap cash flows on a notional amount based on changes in values of the reference indices. For example, a Fund may agree to swap the return generated from one fixed income index for the return generated by a second fixed income index. Swaps may be used in conjunction with other derivative instruments to offset interest rate, currency or other underlying risks. For example, interest rate swaps may be offset with “caps,” “floors” or “collars.” A “cap” is essentially a call option which places a limit on the amount of floating rate interest that must be paid on a certain principal amount. A “floor” is essentially a put option which places a limit on the minimum amount that would be paid on a certain principal amount. A “collar” is essentially a combination of a long cap and a short floor where the limits are set at different levels.

Each Fund will usually enter into swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. To the extent obligations created thereby may be deemed to constitute senior securities under the Investment Company Act, a Fund will maintain required collateral in a segregated account consisting of liquid assets (alternatively, a Fund may “earmark” or otherwise record on its books the designation of such liquid assets as collateral). The segregation or earmarking of these assets will have the effect of limiting the investment adviser’s ability otherwise to invest those assets.

The use of derivatives by mutual funds is under review by regulators. Depending on the final rules, this may affect how a Fund uses derivatives. Whether those changes will materially impact a Fund cannot be known at this time.

Equity-Swap Contracts. Each Fund may enter into both long and short equity-swap contracts. A long equity-swap contract entitles the Fund to receive from the counterparty any appreciation and dividends paid on an individual security, while obligating the Fund to pay the counterparty any depreciation on the security as well as interest on the notional amount of the contract. A short equity-swap contract obligates the Fund to pay the counterparty any appreciation and dividends paid on an individual security, while entitling the Fund to receive from the counterparty any depreciation on the security as well as interest on the notional value of the contract.

Each Fund may also enter into equity-swap contracts whose value is determined by the spread between a long equity position and a short equity position. This type of swap contract obligates the Fund to pay the counterparty an amount tied to any increase in the spread between the two securities over the term of the contract. The Fund is also obligated to pay the counterparty any dividends paid on the short equity holding as well as any net financing costs. This type of swap contract entitles the Fund to receive from the counterparty any gains based on a decrease in the spread as well as any dividends paid on the long equity holding and any net interest income.

Fluctuations in the value of an open contract are recorded daily as a net unrealized gain or loss. The Fund will realize gain or loss upon termination or reset of the contract. Either party, under certain conditions, may terminate the contract prior to the contract’s expiration date. Equity swaps normally do not involve the delivery of securities or underlying assets.

Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. Additionally, risk may arise from unanticipated movements in interest rates or in the value of the underlying securities. The risk of loss consists of the net payments that the Fund is contractually obligated to receive, if any. In certain circumstances swap collateral also may be exposed. Since these transactions are offset by segregated (or otherwise “earmarked”) cash or liquid assets, these transactions will not be considered to constitute senior securities under the Investment Company Act.

Special Risks of Over-the-Counter Derivative Transactions. Over-the-Counter (“OTC”) derivative transactions differ from exchange-traded derivative transactions in several respects. OTC derivatives are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, OTC derivative pricing is normally done by reference to information from market makers, which information is carefully monitored by the Adviser and verified in appropriate cases. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments will ultimately require the clearing and exchange-trading of many OTC derivative instruments that the Commodity Futures Trading Commission (“CFTC”) and SEC defined as “swaps” including non-deliverable foreign exchange forwards, OTC foreign exchange options and swaptions. Mandatory exchange trading and clearing will take place on a phased-in basis based on type of market participant and CFTC approval of contracts for central clearing. The Adviser will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Funds ability to enter into swap agreements.

As OTC derivatives are transacted directly with dealers, there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise. An OTC derivative may only be terminated voluntarily by entering into a closing transaction with the dealer with whom the Fund originally dealt. Any such cancellation may require the Fund to pay a premium to that dealer. In those cases in which a Fund has entered into a covered derivative transaction and cannot voluntarily terminate the derivative, the Fund will not be able to sell the underlying security until the derivative expires or is exercised or different cover is substituted. There is also no assurance that a Fund will be able to liquidate an OTC derivative at any time prior to expiration.

Options Transactions. The Adviser expects that certain transactions in options on securities and on stock indices may be useful in limiting a Fund’s investment risk and augmenting its investment return. The Adviser expects, however, the amount of a Fund’s assets that will be involved in options transactions to be small relative to such Fund’s total assets. Accordingly, it is expected that only a relatively small portion of a Fund’s investment return will be attributable to transactions in options on securities and on stock indices. Each Fund may invest in options transactions involving options on securities and on stock indices that are traded on U.S. and foreign exchanges or in the over-the-counter markets.

A call option is a contract pursuant to which the purchaser, in return for a premium paid, has the right to buy the equity or debt security underlying the option at a specified exercise price at any time during the term of the option. With respect to a call option on a stock index, the purchaser is entitled to receive cash if the underlying stock index rises sufficiently above its level at the time the option was purchased. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying equity or debt security against payment of the exercise price. With respect to a call option on a stock index, the writer has the obligation to deliver cash if the underlying index rises sufficiently above its level when the option was purchased.

A put option gives the purchaser, in return for a premium, the right to sell the underlying equity or debt security at a specified exercise price during the term of the option. With respect to a put option on a stock index, the purchaser is entitled to receive cash if the underlying index falls sufficiently below its level at the time the option was purchased. The writer of the put, who receives the premium, has the obligation to buy the underlying equity or debt security upon exercise at the exercise price. With respect to a put option on a stock index, the writer has the obligation to deliver cash if the underlying index falls sufficiently below its level when the option was purchased. The price of an option will reflect, among other things, the relationship of the exercise price to the market price of the underlying financial instrument or index, the price volatility of the underlying financial instrument or index, the remaining term of the option, supply and demand of such options and interest rates.

One purpose of purchasing call options is to hedge against an increase in the price of securities that a Fund ultimately intends to buy. Hedge protection is provided during the life of the call because a Fund, as the holder of the call, is able to buy the underlying security at the exercise price, and, in the case of a call on a stock index, is entitled to receive cash if the underlying index rises sufficiently. However, if the value of a security underlying a call option or the general market or a market sector does not rise sufficiently when a Fund has purchased a call option on the underlying instrument, that option may result in a loss.

Securities and options exchanges have established limitations on the maximum number of options that an investor or group of investors acting in concert may write. It is possible that the Funds, other mutual funds advised by the Adviser and other clients of the Adviser may be considered such a group. Position limits may restrict a Fund’s ability to purchase or sell options on particular securities and on stock indices.

Covered Option Writing. Each Fund may write “covered” call options on equity or debt securities and on stock indices in seeking to enhance investment return or to hedge against declines in the prices of portfolio securities or may write put options to hedge against increases in the prices of securities which it intends to purchase. A call option is covered if a Fund holds, on a share-for-share basis, either the underlying shares or a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written (or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other high grade short-term obligations in a segregated account with its custodian). A put option is “covered” if a Fund maintains cash, Treasury bills or other high grade short-term obligations with a value equal to the exercise price in a segregated account with its custodian, or holds on a share-for-share basis a put on the same equity or debt security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written, or lower than the exercise price of the put written if the difference is maintained in a segregated account with its custodian. Alternatively, a call or put option is covered if the Fund “earmarks” or otherwise records on its books the designation of such liquid assets as collateral. One reason for writing options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In the case of a securities call, the writer receives the premium, but has given up the opportunity for profit from a price increase in the underlying security above the exercise price during the option period. In the case of a stock index call, the writer receives the premium, but is obligated to deliver cash if the underlying index rises sufficiently during the option period. Conversely, the put option writer has, in the form of the premium, gained a profit as long as the price of the underlying security or stock index remains above the exercise price, but has assumed an obligation to purchase the underlying security at the exercise price from or deliver cash to the buyer of the put option during the option period.

Another reason for writing options is to hedge against a moderate decline in the value of securities owned by a Fund in the case of a call option, or a moderate increase in the value of securities a Fund intends to purchase in the case of a put option. If a covered option written by a Fund expires unexercised, it will realize income equal to the amount of the premium it received for the option. If an increase occurs in the underlying security or stock index sufficient to result in the exercise of a call written by a Fund, it may be required to deliver securities or cash and may thereby forego some or all of the gain that otherwise may have been realized on the securities underlying the call option. This “opportunity cost” may be partially or wholly offset by the premium received for the covered call written by the Fund.

Options on Market Indices. Each Fund will write call options on broadly based stock and bond market indices only if at the time of writing it holds a portfolio of stocks or bonds listed on such index. When a Fund writes a call option on a broadly based market index, it will generally segregate or put into escrow with its custodian any combination of cash, cash equivalents or “qualified securities” with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. A “qualified security” is a security which is listed on a securities exchange or on the NASDAQ against which the Fund has not written a call option and which has not been hedged by the sale of market index futures.

Index prices may be distorted if trading in certain securities included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, a Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it held, which could result in substantial losses to the Fund.

If a Fund were assigned an exercise notice on a call it has written, it would be required to liquidate portfolio securities in order to satisfy the exercise, unless it has other liquid assets that are sufficient to satisfy the exercise of the call. When a Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time it is able to sell securities in its portfolio. A Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on a security where it would be able to deliver the underlying securities in settlement, a Fund may have to sell part of its securities portfolio in order to make settlement in cash, and the price of such securities might decline before they can be sold. For example, even if an index call which a Fund has written is “covered” by an index call held by the Fund with the same strike price, it will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the Options Clearing Corporation and the close of trading on the date the Fund exercises the call it holds or the time it sells the call, which in either case would occur no earlier than the day following the day the exercise notice was filed.

Futures and Options on Futures. Each Fund may utilize futures contracts and options on futures. These transactions may be effected on securities exchanges or in the over-the-counter market. When purchased over-the-counter, a Fund bears the risk that the counterparty to the contract will be unable or unwilling to perform its obligations. These contracts may also be illiquid and, in such cases, a Fund may have difficulty closing out its position. Engaging in these types of transactions is a specialized activity and involves risk of loss. In addition, engaging in these types of transactions may increase the volatility of returns, because they commonly involve significant “built in” leverage and can be entered into with relatively small “margin” commitments relative to the resulting investment exposure. Futures contracts and similar “derivative” instruments are also subject to the risk of default by the counterparties to the contracts. Each Fund may engage in certain investment techniques which create market exposure, such as dollar rolls.

Each Fund may enter into futures contracts in U.S. markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than U.S. markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits realized could be eliminated by adverse changes in the exchange rate. Transactions on foreign exchanges may include both commodities that are traded on U.S. exchanges and those that are not. Unlike trading on U.S. commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. Successful use of futures also is subject to the investment adviser’s ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to determine the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

Positions of the SEC and its staff may require a Fund to segregate or earmark liquid assets in connection with its options and futures transactions in an amount generally equal to the value of the underlying option or commodity. The segregation or earmarking of these assets will have the effect of limiting the investment adviser’s ability otherwise to invest those assets. Futures and related options transactions must constitute permissible transactions pursuant to regulations promulgated by the CFTC. As a general matter, the investment adviser intends to conduct the operations of each Fund in compliance with CFTC Rule 4.5 under the Commodity Exchange Act of 1974 (the “Commodity Exchange Act”), as amended, in order to avoid regulation by the CFTC as a commodity pool operator with respect to the Fund. The Rule 4.5 exemption limits (i) the ability of any Fund to trade in specified “commodity interests” (generally, futures, options on futures, certain foreign exchange transactions, and many swaps) beyond levels approved by the CFTC as de minimis and (ii) the ability of any Fund to market itself as providing investment exposure to such instruments.

Commodities and Commodity Contracts. Each Fund, other than Fund of America, may purchase or sell such precious metals as gold or silver directly or may invest in precious metal commodity contracts and options on such contracts (metals are considered “commodities” under the federal commodities laws). Each Fund also may invest in instruments related to precious metals and other commodities, including structured notes, securities of precious metal finance and operating companies. The Fund of America may not buy or sell commodities or commodity contracts except that the Fund may purchase or sell commodity futures contracts to establish bona fide hedge transactions and may purchase and sell ETFs and their instruments linked to or tracking the performance of commodities.

Gold and other Precious Metals. The Gold Fund maintains a policy of concentrating its investments in gold and gold-related issues. Other Funds may also invest in assets of this nature, including ETFs that hold gold or track the price of gold. Each is therefore susceptible to specific political and other risks affecting the price of gold and other precious metals.

The price of gold has been subject to substantial upward and downward price movements over short periods of time and may be affected by unpredictable international monetary and political policies, such as currency devaluations or revaluations, economic conditions within an individual country, trade imbalances or trade or currency restrictions between countries and world inflation rates and interest rates. The price of gold, in turn, is likely to affect the market prices of securities of companies mining, processing or dealing in gold, and, accordingly, the value of a Fund’s investments in such securities also may be affected.

In addition to investing in precious metal finance and operating companies, each of the Funds (other than the Fund of America) may also invest directly in precious metals (such as gold bullion) or purchase or sell contracts for their future delivery (“futures contracts,” the risks of which are described above under “Futures and Options on Futures”). The risks related to investing in precious metals directly are similar to those of investing in precious metal finance and operating companies, as described in the Funds’ Prospectus. There are, however, additional considerations related to such direct precious metal investments, including custody and transaction costs that may be higher than those involving securities. Moreover, holding gold, whether in physical form or book account, results in no income being derived from such holding, unlike securities which may pay dividends or make other current payments. In addition, income derived from trading in gold and certain contracts and derivatives relating to gold must be closely monitored to avoid potentially negative tax consequences.

Each Fund may invest in one or more special-purpose, wholly-owned subsidiaries formed and operated by the Fund to invest directly or indirectly in gold (and to a limited extent other precious metals and commodities). The Funds which currently utilize wholly-owned subsidiaries are the Global Fund, the Overseas Fund, the U.S. Value Fund, and the Gold Fund.

Although the Funds have contractual protections with respect to the credit risk of their custodian, gold held in physical form (even in a segregated account) involves the risk of delay in obtaining the assets in the case of bankruptcy or insolvency of the custodian. This could impair disposition of the assets under those circumstances. Finally, although not currently anticipated, if gold in the future were held in book account, it would involve risks of the credit of the party holding the gold.

Investments through Subsidiaries. Certain of the Funds (currently the Global Fund, the Overseas Fund, the U.S. Value Fund, and the Gold Fund) make investments through a special purpose trading subsidiary (the “Subsidiary”) and may invest up to 25% of their total assets in the Subsidiary. In particular, the Global Fund invests in certain precious metals and related contracts through the First Eagle Global Cayman Fund, Ltd., its wholly owned subsidiary and an exempted company organized under the laws of the Cayman Islands. The Global Fund’s consolidated financial statements include the accounts of this subsidiary, which represented 5.42% of the Global Fund’s net assets as of October 31, 2015. The Overseas Fund invests in certain precious metals and related contracts through the First Eagle Overseas Cayman Fund, Ltd., its wholly owned subsidiary and an exempted company organized under the laws of the Cayman Islands. The Overseas Fund’s consolidated financial statements include the accounts of this subsidiary, which represented 3.79% of the Overseas Fund’s net assets as of October 31, 2015. The U.S. Value Fund invests in certain precious metals and related contracts through the First Eagle U.S. Value Cayman Fund, Ltd., its wholly owned subsidiary and an exempted company organized under the laws of the Cayman Islands. The U.S. Value Fund’s consolidated financial statements include the accounts of this subsidiary, which represented 6.87% of the U.S. Value Fund’s net assets as of October 31, 2015. The Gold Fund invests in certain precious metals and related contracts through First Eagle Gold Cayman Fund, Ltd., its wholly owned subsidiary and an exempted company organized under the laws of the Cayman Islands. The Gold Fund’s consolidated financial statements include the accounts of this subsidiary, which represented 21.50% of the Gold Fund’s net assets as of October 31, 2015.

Each Subsidiary is a wholly-owned and controlled subsidiary of the relevant Fund, organized under the laws of the Cayman Islands as an exempted company. Generally, a Subsidiary will invest in commodities and related instruments (primarily gold bullion and other precious metals and related contracts). A Fund will invest in its Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. Unlike the Funds, the Subsidiaries may invest without limitation in commodities and related instruments, however, the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to any investments in commodity-linked derivatives that are applicable to the relevant Fund’s transactions in derivatives. In addition, to the extent applicable to the investment activities of a Subsidiary, the Subsidiary will be subject to the same fundamental investment restrictions and will follow the same compliance policies and procedures as the relevant Fund. Compliance with the relevant Fund’s investment restrictions generally will be measured on an aggregate basis in respect of the Fund’s and the Subsidiary’s portfolios. The Subsidiaries will comply with the 1940 Act provisions governing affiliate transactions and custody of assets. The relevant Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors. By investing in a Subsidiary, a Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiaries are not registered under the 1940 Act and, unless otherwise noted in this SAI, are not subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of a Fund and/or a Subsidiary to operate as expected and could adversely affect the Fund.

Currency Exchange Transactions. Each Fund may engage in a currency exchange transaction through a forward currency exchange contract (or other cash management position). A currency exchange transaction may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract (“Forward Contract”) (or other cash management position). A Forward Contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) at a price set at the time of the contract. Forward Contracts are usually entered into with banks and broker-dealers, are not exchange traded and are usually for less than one year.

Currency exchange transactions may involve currencies of the different countries in which the Funds may invest, and may serve as hedges against possible variations in the exchange rates between these currencies and the U.S. dollar. A Fund’s currency transactions may include transaction hedging and portfolio hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a Forward Contract (or other cash management position) with respect to specific payables or receivables of a Fund in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a Forward Contract (or other cash management position) with respect to one or more portfolio security positions denominated or quoted in a particular currency. A Fund may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. In addition to hedging transactions, a Fund’s currency transactions may include those intended to profit from anticipated currency exchange fluctuations, even if not related to any particular Fund transaction or portfolio position, which can result in losses if such fluctuations do not occur as anticipated.

At the maturity of a Forward Contract to deliver a particular currency, a Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a Forward Contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver, and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in Forward Contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new Forward Contract to sell the currency. Should forward prices decline during the period between the date a Fund enters into a Forward Contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to a Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

Loans. Each Fund (other than Fund of America) may purchase or sell and, in the case of the Global Income Builder Fund and the High Yield Fund, make loans or other direct debt instruments, including loan participations and interests in credit facilities of various types. Investing directly in loans or other direct debt instruments exposes the Funds to various risks similar to those borne by a creditor. Such risks include the risk of default, the risk of delayed repayment, and the risk of inadequate collateral. Investments in loans are also less liquid than investment in publicly traded securities and carry less legal protections in the event of fraud or misrepresentation. Unlike debt instruments that are securities, investments in loans are not regulated by federal securities laws or the SEC. In addition, loan participations involve a risk of insolvency by the lending bank or other financial intermediary. To the extent a Fund invests in a credit facility or other loan commitment under which the lender is obligated to lend monies to the borrower over time or on demand, the Fund could be subject to continuing calls on its assets by the borrower for the duration of the commitment period.

Corporate loans in which a Fund may invest are generally made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. A significant portion of the corporate loans purchased by a Fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as “leveraged buy-out” transactions, leveraged recapitalization loans and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets. As a result, a Fund may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at an unattractive price. A Fund may hold investments in loans for a very short period of time when opportunities to resell the investments that the Adviser believes are attractive arise.

With respect to its management of investments in bank loans, the Adviser may seek to avoid receiving material, non-public information (“Confidential Information”) about the issuers of bank loans being considered for acquisition by a Fund or held in a Fund’s portfolio. In many instances, borrowers may offer to furnish Confidential Information to prospective investors, and to holders, of the issuer’s loans. The Adviser’s decision not to receive Confidential Information may place the Adviser at a disadvantage relative to other investors in loans (which could have an adverse effect on the price a Fund pays or receives when buying or selling loans). Also, in instances where holders of loans are asked to grant amendments, waivers or consent, the Adviser’s ability to assess their significance or desirability may be adversely affected. For these and other reasons, it is possible that the Adviser’s decision not to receive Confidential Information could adversely affect a Fund’s investment performance.

The Adviser may from time to time come into possession of material, non-public information about the issuers of loans that may be held in the Fund’s portfolio. Possession of such information may in some instances occur despite the Adviser’s efforts to avoid such possession, but in other instances the Adviser may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, the Adviser’s ability to trade in these loans for the account of the Fund could potentially be limited by its possession of such information. Such limitations on the Adviser’s ability to trade could have an adverse effect on a Fund by, for example, preventing a Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by the Adviser or an affiliate may hold other securities issued by borrowers whose loans may be held in a Fund’s portfolio. These other securities may include, for example, debt securities that are subordinate to the loans held in a Fund’s portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer’s loans. In such cases, the Adviser may owe conflicting fiduciary duties to a Fund and other client accounts. The Adviser will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if the Adviser’s client accounts collectively held only a single category of the issuer’s securities.

Arbitrage Transactions. Each Fund also may engage in arbitrage transactions involving near contemporaneous purchase of securities on one market and sale of those securities on another market to take advantage of pricing differences between markets. The Funds will incur a gain to the extent that proceeds exceed costs and a loss to the extent that costs exceed proceeds. The risk of an arbitrage transaction, therefore, is that the Funds may not be able to sell securities subject to an arbitrage at prices exceeding the costs of purchasing those securities.

Litigation and Enforcement Risk. Companies involved in significant restructuring tend to involve increased litigation risk, including for investors in these companies. This risk may be greater in the event the Fund takes a large position or is otherwise prominently involved. The expense of defending against (or asserting) claims and paying any amounts pursuant to settlements or judgments would be borne by the Fund (directly if it were directly involved or indirectly in the case claims by or against an underlying company or settlements or judgments paid by an underlying company). Further, ownership of companies over certain threshold levels involves additional filing requirements and substantive regulation on such owners, and if the Fund fails to comply with all of these requirements, the Fund may be forced to disgorge profits, pay fines or otherwise bear losses or other costs from such failure to comply.

In addition, there have been a number of widely reported instances of violations of securities laws through the misuse of confidential information. Such violations may result in substantial liabilities for damages caused to others, for the disgorgement of profits realized and for penalties. Investigations and enforcement proceedings may be charged with involvement in such violations. Furthermore, if persons associated with a company in which any of the Funds invested engages in such violations, that Fund could be exposed to losses.

Securities Issued in PIPE Transactions. Each of the Funds may invest in securities that are purchased in private investment in public equity (“PIPE”) transactions. Securities acquired by a Fund in such transactions are subject to resale restrictions under securities laws. While issuers in PIPE transactions typically agree that they will register the securities for resale by a Fund after the transaction closes (thereby removing resale restrictions), there is no guarantee that the securities will in fact be registered. In addition, a PIPE issuer may require a Fund to agree to other resale restrictions as a condition to the sale of such securities. Thus, a Fund’s ability to resell securities acquired in PIPE transactions may be limited, and even though a public market may exist for such securities, the securities held by a Fund may be deemed illiquid.

When-Issued or Delayed-Delivery Securities. Each Fund may purchase securities on a “when-issued” or “delayed-delivery” basis. Although the payment and interest terms of these securities are established at the time a Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the investment adviser deems it advisable for investment reasons.

At the time a Fund enters into a binding obligation to purchase securities on a when-issued basis, liquid assets of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated or earmarked on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as any borrowing by a Fund, may increase net asset value fluctuation.

Securities purchased on a when-issued or delayed-delivery basis are recorded as assets on the day following the purchase and are marked-to-market daily. A Fund will not invest more than 25% of its assets in when-issued or delayed-delivery securities, does not intend to purchase such securities for speculative purposes and will make commitments to purchase securities on a when-issued or delayed-delivery basis with the intention of actually acquiring the securities. However, the Funds reserve the right to sell acquired when-issued or delayed-delivery securities before their settlement dates if deemed advisable.

Repurchase Agreements. Each Fund may purchase securities and concurrently enter into “repurchase agreements.” A repurchase agreement typically involves a purchase of an investment contract from a selling financial institution such as a bank or broker-dealer, which contract is fully secured by government obligations or other debt securities. The agreement provides that the purchaser will sell the underlying securities back to the institution at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The difference between the purchase price and the resale price represents the interest earned by the purchase, which is unrelated to the coupon rate or maturity of the purchased security. In the event of the bankruptcy or insolvency of the financial institution, the purchaser may be delayed in selling the collateral underlying the repurchase agreement. Further, the law is unsettled regarding the rights of the purchaser if the financial institution which is a party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to the U.S. Bankruptcy Code. Repurchase agreements of greater than seven days maturity may be deemed to be illiquid.

Market Liquidity and Counterparty Credit Risks. While each Fund is subject to limitations on its holdings of illiquid securities (see “Restricted and Illiquid Securities” above), a Fund may experience periods of limited liquidity, or a complete lack of liquidity, of certain of its investments, which may cause the Fund to retain investments longer than anticipated or to dispose of assets at a value that is less than anticipated. Recent years witnessed a liquidity and credit crisis of historic proportions that had a domino effect on financial markets and participants worldwide that still continues. Among other effects, the turmoil has led certain brokers and other lenders to at times be unwilling or less willing to finance new investments or to only offer financing for investments on less favorable terms than had been prevailing in the recent past. Although the U.S. Federal Reserve Bank, European Central Bank, and other countries’ central banks have injected significant liquidity into markets and otherwise made significant funds, guarantees, and other accommodations available to certain financial institutions, elevated levels of market stress and volatility and impaired liquidity, funding, and credit persist. While instruments correlated to the residential mortgage market were affected first, ultimately market participants holding a broad range of securities, other financial instruments and commodities and commodities contracts were forced to liquidate investments, often at deeply discounted prices, in order to satisfy margin calls (i.e., repay debt), shore up their cash reserves, or for other reasons. Market shifts of this nature may cause unexpectedly rapid losses in the value of a Fund’s positions. It is uncertain how long this current liquidity and credit crisis will continue, what other effects it will have on financial markets and the Funds’ operations, and what may be the overall impact of future liquidity and credit crises.

Credit risk includes the risk that a counterparty or an issuer of securities or other financial instruments will be unable to meet its contractual obligations and fail to deliver, pay for, or otherwise perform a transaction. Credit risk is incurred when a Fund engages in principal-to-principal transactions outside of regulated exchanges, as well as in transactions on certain exchanges that operate without a clearinghouse or similar credit risk-shifting structure. Recently, several prominent financial market participants have failed or nearly failed to perform their contractual obligations when due—creating a period of great uncertainty in the financial markets, government intervention in certain markets and in certain failing institutions, severe credit and liquidity contractions, early terminations of transactions and related arrangements, and suspended and failed payments and deliveries.

Substantial Ownership Positions. Each of the Funds may accumulate substantial positions in the securities or even gain control of individual companies. At times, a Fund also may seek the right to designate one or more persons to serve on the boards of directors of companies in which they invest. The designation of directors and any other exercise of management or control could expose the assets of a Fund to claims by the underlying company, its security holders and its creditors. Under these circumstances, a Fund might be named as a defendant in a lawsuit or regulatory action. The outcome of such disputes, which may affect the value of a Fund’s positions, may be difficult to anticipate and the possibility of successful claims against a Fund that would require the payout of Fund assets to the claimant(s) cannot be precluded.

Borrowing. The Global Income Builder Fund, the High Yield Fund and the Fund of America may from time to time increase their ownership of securities above the amounts otherwise possible by borrowing from banks (other than those affiliated with the Trust or any of its affiliates) and investing the borrowed funds. The Global Income Builder Fund, the High Yield Fund and the Fund of America also may borrow from those banks to facilitate the meeting of redemption requests or for temporary or emergency purposes and may pledge its assets to secure those borrowings. All of the Funds may borrow from such banks as a temporary measure in exceptional circumstances (e.g., to facilitate the meeting of redemption requests and prevent the fund from being in an overdraft situation), but the Global Fund, Overseas Fund, U.S. Value Fund and Gold Fund may not pledge their assets to secure those borrowings. In accord with the borrowing rules under the Investment Company Act, any borrowings by a Fund will be made only to the extent that the value of its assets, less its liabilities other than borrowings, is equal to at least 300% of all of its borrowings (including reverse repurchase agreements) computed at the time a loan is made. If the value of a Fund’s assets at any time should fail to meet this 300% asset coverage, described above, the Fund, within three days, is required to reduce its aggregate borrowings (including reverse repurchase agreements) to the extent necessary to meet such asset coverage and may have to sell a portion of its investments at a time when independent investment judgment would not indicate such action. Notwithstanding all of the above, except for the Global Income Builder Fund, the High Yield Fund and the Fund of America, a Fund’s borrowings may not exceed 10% of its net assets at the time of borrowing, and the Global Fund, Overseas Fund, U.S. Value Fund, Gold Fund, Global Income Builder Fund and High Yield Fund will not purchase securities while borrowings exceed 5% of the Fund’s total assets.

Structured Notes. Each of the Funds may invest in structured notes and/or preferred stock, the value of which is linked to currencies, interest rates, other commodities, indices or other financial indicators. In the case of the Global Fund and U.S. Value Fund, these investments are limited to 5% of the Fund’s assets. Structured securities differ from other types of securities in which the Funds may invest in several respects. For example, the coupon dividend and/or redemption amount at maturity may be increased or decreased depending on changes in the value of the underlying instrument.

Investment in structured securities involves certain risks. In addition to the credit risk of the security’s issuer and the normal risks of price changes in response to changes in interest rates, the redemption amount may decrease as a result of changes in the price of the underlying instrument. Further, in the case of certain structured securities, the coupon and/or dividend may be reduced to zero, and any further declines in the value of the underlying instrument may then reduce the redemption amount payable on maturity. Finally, structured securities may be more volatile than the price of the underlying instrument. (See “Tax Status”).

Lending of Securities. Each of the Funds may lend its portfolio securities to brokers, dealers and financial institutions, provided outstanding loans do not exceed in the aggregate one-third the value of its total assets and provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral that is equal to at least the market value, determined daily, of the loaned securities. Each of these Funds, however, may not enter into portfolio lending arrangements with the Adviser or any of its affiliates absent appropriate regulatory relief from applicable prohibitions contained in the Investment Company Act. The advantage of portfolio lending is that the Fund continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral, which may be invested in short-term obligations. As voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on their investment in the securities which are subject to the loan. The Fund will pay reasonable finders’, administrative and custodial fees in connection with a loan of securities or may share the interest earned on collateral with the borrower. The Fund of America intends to invest no more than 5% of the value of its net assets in portfolio loans. None of the Global Fund, Overseas Fund, U.S. Value Fund or Gold Fund have a current intention of lending their portfolio securities.

Short Sales. Each of the Funds (except the Global Fund) may engage in short sales, but the Overseas Fund, the Gold Fund and the U.S. Value Fund may only short “against the box” (meaning they must own the security to be sold short). In doing so, a Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as borrowing costs, which may negatively impact the Fund’s performance. Further, short positions introduce more risk than long positions, because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security, whereas there is no maximum attainable price of the shorted security (though shorting “against the box” effectively limits loss to the amount paid for the security). Thus, securities sold short may have unlimited risk. At all times when a Fund does not own the securities which are sold short, the Fund will maintain cash, cash equivalents and liquid securities equal in value on a daily marked-to-market basis to the securities sold short. In addition, because U.S. market regulations prohibit “naked” short selling, a Fund must, at the time of the shorting transaction, be able to “locate” and have access to the security being shorted as what is referred to as cover for the transaction. Failure to complete or maintain a “locate” would mean that a desired shorting transaction could not be entered into or, if open, maintained. The prospect of such a forced close of the position can cause a Fund to incur expense or loss. Shorting of illiquid securities increases this risk.

Real Estate and Real Estate Investment Trusts. Each of the Funds may invest in both real estate and real estate investment trusts (“REITs”) (but subject to limits on direct real estate investing by the Funds as set out in the Funds’

fundamental investment restrictions). REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements in the Internal Revenue Code of 1986 as amended (the “Code”). REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Code, and/or to maintain exemptions from the Investment Company Act. The Funds’ investments in REITs present certain further risks that are unique and in addition to the risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent on management skills, are not diversified, and are subject to the risks of financing projects. REITs whose underlying assets include U.S. long-term health care properties, such as nursing, retirement and assisted living homes, may be impacted by U.S. federal regulations concerning the health care industry.

The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies which own and operate real estate directly, companies which lend to such companies, and companies which service the real estate industry.

Master Limited Partnerships. Each of the Funds may invest in Master Limited Partnerships (“MLPs”). An MLP is a public limited partnership. Although the characteristics of MLPs closely resemble a traditional limited partnership, a major difference is that MLPs may trade on a public exchange or in the over-the-counter market. The ability to trade on a public exchange or in the over-the-counter market provides a certain amount of liquidity not found in many limited partnership investments. However, MLP interests may be less liquid than conventional publicly traded securities. The risks of investing in an MLP are similar to those of investing in a partnership and include more flexible governance structures, which could result in less protection for the MLP investor than investors in a corporation. Investors in an MLP would normally not be liable for the debts of the MLP beyond the amount that the investor has contributed but investors may not be shielded to the same extent that a shareholder of a corporation would be.

Oil and Gas Investments. Each of the Funds may invest in oil and gas related assets, including oil royalty trusts that are traded on national securities exchanges (but subject to limits on purchasing and selling physical commodities as set out in the Fund’s fundamental investment restrictions). Oil royalty trusts are income trusts that own or control oil and gas operating companies. Oil royalty trusts pay out substantially all of the cash flow they receive from the production and sale of underlying crude oil and natural gas reserves to shareholders (unitholders) in the form of monthly dividends (distributions). As a result of distributing the bulk of their cash flow to unitholders, royalty trusts are effectively precluded from internally originating new oil and gas prospects. Therefore, these royalty trusts typically grow through acquisition of producing companies or those with proven reserves of oil and gas, funded through the issuance of additional equity or, where the trust is able, additional debt. Consequently, oil royalty trusts are considered less exposed to the uncertainties faced by a traditional exploration and production corporation. However, they are still exposed to commodity risk and reserve risk, as well as operating risk.

Cyber Security Risk. A breach in cyber security refers to both intentional and unintentional events that may cause the Funds to lose proprietary information, suffer data corruption, or lose operational capacity. The Funds, and their service providers, may be prone to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber attacks affecting the Funds or their Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Funds. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Funds’ ability to calculate their NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Funds to regulatory fines or financial losses and/or cause reputational damage. The Funds may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers or securities in which the Funds may invest, which could result in material adverse consequences for such issuers and may cause the Funds’ investment in such companies to lose value.

Additional Policies Applicable to the Fund of America

Warrants. The Fund of America may invest in warrants (in addition to those that have been acquired in units or attached to other securities) but does not currently intend to invest more than 5% of the value of its net assets (at the time of investment) in such warrants. A warrant is an option to purchase a specified quantity of equity or debt securities at a set price within a specific period of time.

Reverse Repurchase Agreements. A reverse repurchase agreement involves the sale of a debt security owned by a fund coupled with an agreement by such fund to repurchase the instrument at a stated price, date and interest payment. The Fund of America will use the proceeds of a reverse repurchase agreement to purchase other debt securities or to enter into repurchase agreements maturing not later than the expiration of the prior reverse repurchase agreement. When the Fund enters into a reverse repurchase agreement, it will have securities designated to repurchase its securities.

The Fund of America will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Under the Investment Company Act, reverse repurchase agreements will be considered to be borrowings by the Fund and, therefore, may be subject to the same risks involved in any borrowing. The Fund may not enter into a reverse repurchase agreement if, as a result, its current obligations under such agreements would exceed one-third the value of its net assets computed at the time the reverse repurchase agreement is entered into. The Fund of America does not intend to invest more than 5% of the value of its net assets in reverse repurchase agreements.

Change of Objective

The investment objective of each Fund (other than the Global Fund) is not a fundamental policy and, accordingly, may be changed by the Board of Trustees without shareholder approval. Shareholders will be notified a minimum of 60 days in advance of any change in investment objective. The investment objective of the Global Fund, on the other hand, is a fundamental policy of the Fund and may not be changed without shareholder approval. Shareholder approval also is required to change any Fund’s policy that is listed as “fundamental” below. Generally, the required shareholder vote is specified by the 1940 Act as a majority of the Fund’s outstanding voting securities, which means for purposes of the Act (A) a vote of 67% or more of the voting securities present at a meeting of shareholders where at least 50% of the total outstanding voting securities are present at the meeting, or (B) a vote of more than 50% of the outstanding voting securities, whichever is less.

Investment Restrictions of the Global Fund, Overseas Fund, U.S. Value Fund and Gold Fund

In pursuing its investment objective, each Fund (listed above and except as otherwise noted) will not:

1.

(Global Fund, Overseas Fund and U.S. Value Fund) — With respect to 75% of the value of a Fund’s total assets, invest more than 5% of its total assets (valued at time of investment) in securities of any one issuer, except securities issued or guaranteed by the government of the United States, or any of its agencies or instrumentalities, or acquire securities of any one issuer which, at the time of investment, represent more than 10% of the voting securities of the issuer;

2.

Issue senior securities or borrow money except unsecured borrowings from banks as a temporary measure in exceptional circumstances, and such borrowings may not exceed 10% of a Fund’s net assets at the time of the borrowing. A Fund will not purchase securities while borrowings exceed 5% of its total assets;

3.	(Gold Fund) — Change its sub-classification under the Investment Company Act from non-diversified to diversified.
4.

(Overseas Fund and Gold Fund) — Invest more than 25% of its assets (valued at time of investment) in securities of companies in any one industry other than U.S. Government Securities (except that the Gold Fund will, as a matter of fundamental policy, concentrate its investments in the precious metals industry);

5.

(Global Fund and U.S. Value Fund) — Purchase the securities of any issuer if such purchase would cause more than 25% of the value of its total assets to be invested in securities of any one issuer or industry, with the exception of the securities of the United States government and its corporate instrumentalities.

6.

(Global Fund and U.S. Value Fund) — Purchase or sell its portfolio securities from or to any of its officers, trustees or employees, its investment adviser or its principal underwriter, except to the extent that such purchase or sale may be permitted by an order, rule or regulation of the Securities and Exchange Commission;

7.	Make loans, but this restriction shall not prevent a Fund from

(a) buying a part of an issue of bonds, debentures or other obligations that are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions;

(b) lending portfolio securities*, provided that a Fund may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan); and

(c) purchasing or selling loans or other direct debt instruments, including loan participations;
8.

(Overseas Fund and Gold Fund) — Underwrite the distribution of securities of other issuers; however, a Fund may acquire “restricted” securities which, in the event of a resale, might be required to be registered under the 1933 Act on the grounds that the Fund could be regarded as an underwriter as defined by the 1933 Act with respect to such resale;

9.

(Global Fund and U.S. Value Fund) — Engage in the underwriting of securities of other issuers, except to the extent it may be deemed to be an underwriter in selling portfolio securities as part of an offering registered under the 1933 Act;

10.

(Overseas Fund and Gold Fund) — Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises that invest in real estate or interests in real estate;

11.

(Global Fund and U.S. Value Fund) — Purchase or sell real estate or interests therein, commodities or commodity contracts. The Fund may, however, invest in real estate investment trusts and companies holding real estate and may sell commodities received by it as distributions on portfolio investments. (To the extent the Fund’s portfolio includes a commodity distributed to it, the Fund will be subject to the risk of change in the value of such commodity.) Notwithstanding the foregoing, the Fund may purchase or sell precious metals directly and purchase or sell precious metal commodity contracts or options on such contracts in compliance with applicable commodities laws;

12.

(Overseas Fund and Gold Fund) — Purchase or sell commodities or commodity contracts, except that it may enter into forward contracts and may sell commodities received by it as distributions on portfolio investments (however, the Fund may purchase or sell precious metals directly and purchase or sell precious metal commodity contracts or options on such contracts in compliance with applicable commodities laws);

13.	(Overseas Fund and Gold Fund) — Make margin purchases of securities, except for the use of such short term credits as are needed for clearance of transactions; and
14.	Sell securities short or maintain a short position, except, in the case of the Overseas Fund, the Gold Fund and the U.S. Value Fund, short sales against-the-box.

Restrictions 1 through 14 above (except the portions in parentheses) are treated as “fundamental.” In addition, each Fund is subject to a number of restrictions that may be changed by the Board of Trustees without shareholder approval. Under those non-fundamental restrictions, a Fund will not:

a.	(Global Fund and U.S. Value Fund) — Purchase securities on margin, except for the use of such short term credits as are needed for clearance of transaction;

b.

(Overseas Fund and Gold Fund) — Invest in oil, gas or other mineral leases or exploration or development programs, although it may invest in marketable securities of enterprises engaged in oil, gas or mineral exploration or development;

c.

(Global Fund and U.S. Value Fund) — Purchase interests in oil, gas or other mineral exploration programs or leases; however, this policy will not prohibit the acquisition of securities of companies engaged in the production, exploration or transmission of oil, gas or other minerals;

* The Funds have no present intention of lending their portfolio securities.

d.

(Overseas Fund and Gold Fund) — Invest more than 10% of its net assets (valued at time of investment) in warrants, valued at the lower of cost or market; provided that warrants acquired in units or attached to securities shall be deemed to be without value for purposes of this restriction;

e.

(Global Fund and U.S. Value Fund) — Purchase warrants which are not offered in units or attached to other portfolio securities if, immediately after such purchase, more than 5% of the Fund’s net assets would be invested in such unattached warrants, valued at the lower of cost or market. The Fund will not purchase unattached warrants not listed on the New York or American Stock Exchange if, immediately after such purchase, more than 2% of the Fund’s net assets would be invested in such unattached, unlisted warrants;

f.	(Overseas Fund and Gold Fund) — Pledge, mortgage or hypothecate its assets, except as may be necessary in connection with permitted borrowings and investments or in connection with short sales; and
g.

(Global Fund and U.S. Value Fund) — Purchase certificates of deposit except to the extent deemed appropriate for short-term investment purposes or as a defensive measure. The Fund will limit its purchases of certificates of deposit and other short-term bank instruments to those issued by United States banks and savings and loan associations, including foreign branches of such banks, and United States branches or agencies of foreign banks, which have total assets (as of the date of their most recently published financial statements) of at least $1 billion.

In addition, under normal circumstances the Global Fund will invest in at least three foreign countries.

Notwithstanding the foregoing investment restrictions, the Overseas Fund and the Gold Fund may purchase securities pursuant to the exercise of subscription rights, provided that, in the case of the Overseas Fund, such purchase will not result in a Fund’s ceasing to be a diversified investment company. Japanese and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in a Fund’s interest in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, a Fund may not always realize full value on the sale of rights. The exception applies in cases where the limits set forth in the investment restrictions would otherwise be exceeded by exercising rights or would have already been exceeded as a result of fluctuations in the market value of a Fund’s portfolio securities with the result that a Fund would be forced either to sell securities at a time when it might not otherwise have done so, or to forego exercising the rights.

Investment Restrictions of the Global Income Builder Fund

The following investment restrictions are fundamental policies of the Global Income Builder Fund. The Global Income Builder Fund may not:

1.	Issue senior securities other than to evidence borrowings or short sales as permitted;
2.

Borrow money except the Fund may borrow, (i) from banks to purchase or carry securities or other investments, (ii) from banks for temporary or emergency purposes, or (iii) by entering into reverse repurchase agreements, if, immediately after any such borrowing, the value of the Fund’s assets, including all borrowings then outstanding less its liabilities, is equal to at least 300% of the aggregate amount of borrowings then outstanding (for the purpose of determining the 300% asset coverage, the Fund’s liabilities will not include amounts borrowed). Any such borrowings may be secured or unsecured. The Fund may issue securities (including senior securities) appropriate to evidence the indebtedness, including reverse repurchase agreements, which the Fund is permitted to incur;

3.	Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;
4.	Concentrate its investments in any industry, with the exception of securities issued or guaranteed by the U.S. government, its agencies, and instrumentalities;
5.

Buy or sell real estate or interests in real estate, except that the Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities or real estate investment trusts;

6.

Purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

7.

Make loans, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, the Fund may, among other things: (i) enter into repurchase agreements, (ii) lend portfolio securities, and (iii) acquire debt securities;

8.	Make margin purchases of securities, except for the use of such short term credits as are needed for clearance of transactions or otherwise permitted under the 1940 Act.

The following investment restrictions are non-fundamental policies, which may be changed at the discretion of the Board of Trustees after giving the shareholders at least 30 days’ prior notice of the change. Each of these operate as explanations or interpretations of a fundamental policy of the Global Income Builder Fund. The Global Income Builder Fund may not:

a.

With respect to 75% of its total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Global Income Builder Fund’s total assets would be invested in the securities of that issuer, or (ii) the Global Income Builder Fund would hold more than 10% of the outstanding voting securities of that issuer.

b.

Borrow money in an amount that exceeds 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Global Income Builder Fund may borrow as a means to incur leverage, for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The Global Income Builder Fund may not purchase additional securities when borrowings exceed 5% of the its total assets.

c.	Lend more than 33 1/3% of its total assets.

Investment Restrictions of the High Yield Fund

The following investment restrictions are fundamental policies of the High Yield Fund. The High Yield Fund may not:

1.	Change its sub-classification under the Investment Company Act from diversified to non-diversified;
2.	Borrow money or issue senior securities, as defined for purposes of the 1940 Act Laws, Interpretations and Exemptions, except as permitted by the 1940 Act Laws, Interpretations and Exemptions;
3.

Underwrite the securities of other issuers. This restriction does not prevent the High Yield Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the High Yield Fund may be considered to be an underwriter under the Securities Act of 1933;

4.

Make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act, Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the High Yield Fund’s investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments or (iii) repurchase agreements collateralized by such obligations. In complying with this restriction, the High Yield Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security;

5.

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the High Yield Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein;

6.

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments or as otherwise discussed below. This restriction does not prevent the High Yield Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act. Nor does this restriction prevent the High Yield Fund from purchasing or selling precious metals directly or purchasing or selling precious metal commodity contracts or options on such contracts;

7.

Make loans except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the High Yield Fund from, among other things, purchasing debt obligations, entering repurchase agreements, loaning its assets to broker-dealers or institutional investors or investing in loans, including assignments and participation interests;

The following investment restrictions are non-fundamental policies, which may be changed at the discretion of the Board of Trustees after giving the shareholders at least 30 days’ prior notice of the change. Each of these operate as explanations or interpretations of a fundamental policy of the High Yield Fund. The High Yield Fund may not:

a.

With respect to 75% of its total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the High Yield Fund’s total assets would be invested in the securities of that issuer, or (ii) the High Yield Fund would hold more than 10% of the outstanding voting securities of that issuer.

b.

Borrow money in an amount that exceeds 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The High Yield Fund may borrow as a means to incur leverage, for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The High Yield Fund may not purchase additional securities when borrowings exceed 5% of the its total assets.

c.	Lend more than 33 1/3% of its total assets.

Except for investments in illiquid securities and borrowing under non-fundamental restriction (b), the foregoing limitations will apply at the time of the purchase of a security. Several of these fundamental investment restrictions include the defined terms “1940 Act Laws, Interpretations and Exemptions.” This term means the Investment Company Act and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC and any exemptive order or similar relief granted to a Fund.

Investment Restrictions of the Fund of America

The following investment restrictions are fundamental policies of the Fund of America. The Fund of America may not:

1.	Change its sub-classification under the Investment Company Act from non-diversified to diversified;
2.

Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow money from a bank (and may pledge its assets to secure such borrowings) directly or through reverse repurchase agreements for securities purchases, or temporarily to facilitate meeting redemption requests or for emergency purposes, and by engaging in reverse repurchase agreements with broker-dealers. The Fund may not, however, borrow money in an aggregate amount exceeding 33 1/3% of the Fund’s net assets. The purchase or sale of securities on a when-issued or delayed-delivery basis and collateral arrangements with respect to futures contracts are not deemed to be a pledge of assets; and neither such arrangements nor investment in over-the-counter derivative transactions or the purchase or sale of options on futures contracts on an exchange are deemed to be the issuance of a senior security;

3.	Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;
4.

Make loans, except through (i) repurchase agreements (repurchase agreements with a maturity of longer than 7 days together with illiquid assets being limited to 15% of the Fund’s net assets) and (ii) loans of portfolio securities;

5.

Buy or sell real estate or interests in real estate, except that the Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities or real estate investment trusts;

6.	Invest more than 25% of its assets in the securities of issuers engaged in any one industry other than U.S. Government securities; and
7.	Buy or sell commodities or commodity contracts except that the Fund may purchase and sell commodity futures contracts to establish bona fide hedge transactions.

The following investment restrictions are non-fundamental policies, which may be changed at the discretion of the Board of Trustees after giving the shareholders at least 30 days’ prior notice of the change. The Fund of America may not:

a.

With respect to 50% of the value of its total assets, invest more than 25% of the value of its total assets in the securities of one issuer, and with respect to the other 50% of the value of its total assets, invest more than 5% of the value of its total assets in the securities of one issuer or acquire more than 10% of the outstanding voting securities of a single issuer. This restriction shall not apply to U.S. Government securities;

b.

Purchase securities of any other investment companies, except (i) by purchase in the open market involving only customary brokers’ commissions, (ii) in connection with a merger, consolidation, reorganization or acquisition of assets or (iii) as otherwise permitted by applicable law;

c.	Pledge, mortgage or hypothecate its assets in an amount exceeding 33 1/3% of its total assets;

d.	Purchase securities of any issuer if, as to 75% of the assets of the Fund at the time of purchase, more than 10% of the voting securities of such issuer would be held by the Fund; and
e.

Effective April 1, 2016, the following non-fundamental policy will no longer be in effect: invest in securities of any issuer if, to the knowledge of the Fund, any officer, director or trustee of the Fund or the Fund’s investment adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, directors or trustees who own more than 1/2 of 1% of such issuer’s securities own in the aggregate more than 5% of the outstanding securities of such issuer.

Performance

Total Return. From time to time each Fund advertises its average annual total returns. Returns may be calculated both on a before-tax and an after-tax basis (and are so presented in the Prospectus with respect to each Fund’s largest and/or oldest share class). During the one year period ended October 31, 2015, average annual rates of return before-tax were -3.31%, -2.54%, -4.96%, -12.71%, -6.31%, -3.97% and -4.82% for the Global Fund Class A shares, the Overseas Fund Class A shares, the U.S. Value Fund Class A shares, the Gold Fund Class A shares, the Global Income Builder Fund Class A shares, the High Yield Fund Class I shares and the Fund of America Class A shares, respectively. Quotations of average annual returns for each Fund will be expressed in terms of the average annual compounded rates of return of a hypothetical investment in each Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula: P(1+T)n =ERV (where P = a hypothetical initial payment of $1000, T = the average annual return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1000 payment made at the beginning of the period). This calculation assumes deduction of a proportional share of Fund expenses on an annual basis and, where applicable, deduction of the maximum sales charge on the amount initially invested, and assumes reinvestment of all income dividends and capital gains distributions during the period.

Under the same assumptions utilized in the preceding calculation, an investment in the Global Fund Class A shares over the ten year period ended October 31, 2015 would have increased at an average annual compounded rate of return before-tax of 7.37%, an investment in the Overseas Fund Class A shares over the ten year period ended October 31, 2015 would have increased at an average annual compounded rate of return before-tax of 6.43%, an investment in the U.S. Value Fund Class A shares over the ten year period ended October 31, 2015 would have increased at an average annual compounded rate before-tax of 6.36%, an investment in the Gold Fund Class A shares on the ten year period ended October 31, 2015 would have increased at an average annual compound rate before-tax of 0.40%, and an investment in the Fund of America Class A shares on the ten year period ended October 31, 2015 would have increased at an average annual compound rate before-tax of 8.70%.

Unless otherwise noted, results for the Global Income Builder and the High Yield Fund reflect any fee waivers and/or expense reimbursements in effect during the periods presented. In addition, as the High Yield Fund is the successor to the Predecessor Fund pursuant to a reorganization on December 30, 2011, information prior to December 30, 2011 is for the Predecessor Fund. Accordingly, immediately after the reorganization, changes in net asset value of the High Yield Fund’s Class I shares were partially impacted by differences in how the High Yield Fund and the Predecessor Fund price portfolio securities. The High Yield Fund has adopted the investment performance of the Predecessor Fund as its own.

As noted above, returns may also be calculated on certain after-tax bases under similar assumptions and using similar formulae as specified by the SEC. For example, returns may be calculated after taxes on distributions, which assume reinvestment of the amount of any distributions less applicable taxes on such distributions. Returns may also be calculated after taxes on distributions and the sale (redemption) of Fund shares. After-tax returns assume the highest individual federal income tax rate for each year included in the calculation. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Such returns do not reflect the effect of state and local taxes, nor do they reflect the phase-outs of certain federal exemptions, deductions, and credits at various income levels, or the impact of the federal alternative minimum tax. In addition, actual after-tax returns depend on each investor’s individual tax situation, which may differ from the returns presented. For instance, after-tax returns are not relevant to investors who hold their funds in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Using the methodologies described above, during the one year period ended October 31, 2015, the average annual rate of return before-taxes for the Fund of America Class Y shares was 0.18%. Also using the methodologies described above, an investment in the Fund of America Class Y shares over the ten year period ended October 31, 2015 would have increased at an average annual compounded rate of return before-tax of 9.24%. Fund of America Class Y shares are not subject to a front-end sales load.

Comparison of Portfolio Performance. From time to time the Trust may discuss in sales literature and advertisements, specific performance grades or rankings or other information as published by recognized mutual fund statistical services, such as Morningstar, Inc. or Lipper Analytical Services, Inc., or by publications of general interest such as Barron’s, Business Week, Forbes, Fortune, Kiplinger’s Personal Finance, Money, Morningstar Mutual Funds, The Wall Street Journal or Worth.

Portfolio Turnover. Purchases and sales of portfolio instruments will be made whenever appropriate, in the investment adviser’s view, to achieve a Fund’s investment objective. The rate of portfolio turnover is calculated by dividing the lesser of the cost of purchases or the proceeds from sales of portfolio instruments (excluding short-term U.S. government obligations and other short-term investments) for the particular fiscal year by the monthly average of the value of the portfolio instruments (excluding short-term U.S. government obligations and short-term investments) owned by a Fund during the particular fiscal year. Although higher portfolio turnover rates are likely to result in higher brokerage commissions paid by the Funds, higher levels of realized capital gains and more short-term capital gain (taxable to individuals at ordinary income tax rates) than lower portfolio turnover rates, portfolio turnover is not a limiting factor when management deems portfolio changes appropriate to achieve a Fund’s stated objective.

MANAGEMENT OF THE TRUST

The business of the Trust is managed by its Board of Trustees, which elects officers responsible for the day to day operations of the Funds and for the execution of the policies formulated by the Board of Trustees.

Pertinent information regarding the members of the Board of Trustees and principal officers of the Trust is set forth below. Some of the Trustees and officers are employees of the Adviser and its affiliates. At least a majority of the Trust’s Board of Trustees are not “interested persons” as that term is defined in the Investment Company Act.

INDEPENDENT TRUSTEES(1)

Name, Address and Age	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee During Past Five (5) Years
Lisa Anderson 1345 Avenue of the Americas New York, New York 10105 (born October 1950)	Trustee	December 2005 to present	James T. Shotwell Professor Emerita of International Relations, School of International and Public Affairs, Columbia University; prior to January 2016, President of the American University in Cairo	9

Trustee, First Eagle Variable Funds (1 portfolio); Director, Advisory Board Middle East Centre, London School of Economics; Member Emerita, Human Rights Watch; Member, Advisory Board, School of Public Affairs, Sciences Po (Institute of Political Studies), Paris

Candace K. Beinecke One Battery Park Plaza New York, New York 10004 (born November 1946)	Trustee (Chair)	December 1999 to present(3)	Chair, Hughes Hubbard & Reed LLP	9

Trustee, First Eagle Variable Funds (Chair) (1 portfolio); Director, ALSTOM; Trustee, Vornado Realty Trust; Director, Rockefeller Financial Services, Inc. and Rockefeller & Company, Inc.; Trustee, Metropolitan Museum of Art; Trustee, The Wallace Foundation; Director and Vice Chair, Partnership for New York City

Jean D. Hamilton 1345 Avenue of the Americas New York, New York 10105 (born January 1947)	Trustee	March 2003 to present	Private Investor/ Independent Consultant/Member, Brock Capital Group LLC	9	Trustee, First Eagle Variable Funds (1 portfolio); Director, RenaissanceRe Holdings Ltd; prior to June 2012, Director, Four Nations

(1)	Trustees who are not “interested persons” of the Trust as defined in the Investment Company Act.
(2)	The term of office of each Independent Trustee is indefinite.

(3)	Ms. Beinecke also served as a trustee of a predecessor fund to the First Eagle Fund of America since 1996.

Name, Address and Age	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee During Past Five (5) Years
James E. Jordan 1345 Avenue of the Americas New York, New York 10105 (born April 1944)	Trustee	December 1999 to present	Private Investor and Independent Consultant	9

Trustee, First Eagle Variable Funds (1 portfolio); Director, JZ Capital Partners, Plc. (Guernsey investment trust company); Director, Alpha Andromeda Investment Trust Co., S.A.; Trustee, World Monuments Fund; Chairman’s Council, Conservation International; prior to July 2013, Director, Leucadia National Corporation

William M. Kelly 1345 Avenue of the Americas New York, New York 10105 (born February 1944)	Trustee	December 1999 to present(2)	Private Investor; prior to January 2010, President, Lingold Associates	9

Trustee, First Eagle Variable Funds (1 portfolio); Trustee Emeritus, St. Anselm College; Director, Sergei S. Zlinkoff Fund for Medical Research and Education; prior to April, 2010, Treasurer and Trustee, Black Rock Forest Preservation and Consortium

Paul J. Lawler 1345 Avenue of the Americas New York, New York 10105 (born May 1948)	Trustee	March 2002 to present	Private Investor; prior to January 2010, Vice President Investments and Chief Investment Officer, W.K. Kellogg Foundation	9

Trustee, First Eagle Variable Funds (1 portfolio); Trustee and Audit Chair, The American University in Cairo; Trustee, Blackstone Alternative Asset Fund; Trustee, Ravena Coeymans Historical Society; Trustee, Coeymans Heritage Society

(1)	The term of office of each Independent Trustee is indefinite.
(2)	Mr. Kelly also served as a trustee of a predecessor fund to Fund of America since 1998.

INTERESTED TRUSTEES(1)

Name, Address and Age	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee During Past Five (5) Years
John P. Arnhold 1345 Avenue of the Americas New York, New York 10105 (born December 1953)	President and Trustee	December 1999 to present	CIO and Director, First Eagle Investment Management LLC; Director, Arnhold and S. Bleichroeder Holdings, Inc.; CEO, Chairman, Director FEF Distributors, LLC; prior to March 2015 Co-President, Co-CEO Arnhold and S. Bleichroeder Holdings, Inc.; Chairman of First Eagle Investment Management, LLC; prior to February 2010, CEO, First Eagle Investment Management, LLC	9

President and Trustee, First Eagle Variable Funds (1 portfolio); Chairman and Director, Arnhold Ceramics; Director, The Arnhold Foundation; Director, The Mulago Foundation; Director, WNET.org; Trustee Emeritus, Trinity Episcopal Schools Corp.; Trustee, Vassar College; Trustee, Jazz at Lincoln Center; Director, International Tennis Hall of Fame; Managing Member, New Eagle Holdings Management Company, LLC Director, First Eagle Amundi SICAV; Trustee, UC Santa Barbara Foundation; prior to November, 2011, Director, Aquila International Fund Limited; prior to September, 2011 Director, Quantum Endowment Fund

Jean-Marie Eveillard 1345 Avenue of the Americas New York, New York 10105 (born January 1940)	Trustee	June 2008 to present	Senior Adviser to First Eagle Investment Management, LLC since March 2009; formerly, Senior Vice President, First Eagle Investment Management, LLC since January 2000; previously, Portfolio Manager of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, and First Eagle Variable Funds (portfolio management tenure: 1979-2004, March 2007-March 2009)	9

Trustee, First Eagle Variable Funds (1 portfolio); Director, Varenne Capital Partners; Trustee, FIAF (Alliance Francaise); prior to March 2015, Trustee, The Frick Collection; prior to December 2011, Director, Fregate-Legris Industries SA

(1)	Each of Messrs. Arnhold and Eveillard are treated as Interested Trustees because of their professional roles with the Adviser.
(2)	The term of office of each Interested Trustee is indefinite.

OFFICERS

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five (5) Years
John P. Arnhold 1345 Avenue of the Americas New York, New York 10105 (born December 1953)	President and Trustee	December 1999 to present	See table on preceding page related to Interested Trustees
Robert Bruno 1345 Avenue of the Americas New York, New York 10105 (born June 1964)	Senior Vice President	December 1999 to present	Senior Vice President, First Eagle Investment Management, LLC; President, FEF Distributors, LLC; Senior Vice President, First Eagle Variable Funds
Joseph Malone 1345 Avenue of the Americas New York, New York 10105 (born September 1967)	Chief Financial Officer	September 2008 to present	Senior Vice President, First Eagle Investment Management, LLC; Chief Financial Officer, First Eagle Variable Funds
Albert Pisano 1345 Avenue of the Americas New York, New York 10105 (born October 1964)	Chief Compliance Officer	July 2015 to present

Chief Compliance Officer and Senior Vice President, First Eagle Investment Management, LLC; prior to June 2014, Director and Chief Compliance Officer of Allianz Global Investors Fund Management LLC, and also served as Deputy Chief Compliance Officer for Allianz Global Investors U.S. LLC; Chief Compliance Officer, First Eagle Variable Funds from July 2015

Suzan J. Afifi 1345 Avenue of the Americas New York, New York 10105 (born October 1952)	Secretary and Vice President	December 1999 to present	Senior Vice President, First Eagle Investment Management, LLC; Vice President, FEF Distributors, LLC; Secretary and Vice President, First Eagle Variable Funds
Philip Santopadre 1345 Avenue of the Americas New York, New York 10105 (born August 1977)	Treasurer	September 2005 to present	Vice President, First Eagle Investment Management, LLC; Treasurer, First Eagle Variable Funds
Neal Ashinsky 1345 Avenue of the Americas New York, New York 10105 (born October 1987)	Assistant Treasurer	October 2015 to present

Assistant Vice President, First Eagle Investment Management, LLC; prior to August 2015, Advisory Senior Associate, KPMG LLP; prior to November 2014, Assurance Senior Associate, PwC LLP; Assistant Treasurer, First Eagle Variable Funds from August 2015

Michael Luzzatto 1345 Avenue of the Americas New York, New York 10105 (born April 1977)	Vice President	December 2004 to present	Senior Vice President, First Eagle Investment Management, LLC; Vice President, FEF Distributors, LLC; Vice President, First Eagle Variable Funds

(1)

The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

The following table describes the standing committees of the Board of Trustees of the Trust.

Committee Name	Members	Function(s)	Number of Committee Meetings in the Last Fiscal Year
Audit Committee	Jean D. Hamilton William M. Kelly Paul J. Lawler (Chair)

Reviews the contract between the Trust and its independent registered public accounting firm (in this regard, assists the Board in selecting the independent registered public accounting firm and is directly responsible for supervising that firm’s compensation and performance); oversees the audit process, including audit plans; oversees the Funds’ accounting and financial reporting policies, procedures and internal controls and acts as liaison to the independent registered public accounting firm; reviews financial statements contained in reports to regulators and shareholders with fund management and the independent registered public accounting firm; reviews and, as appropriate, approves in advance non-audit services provided by the independent registered public accounting firm to the Trust, the Adviser, and, in certain cases, other affiliates of the Trust.

5

Committee Name	Members	Function(s)	Number of Committee Meetings in the Last Fiscal Year
Nominating and Governance Committee	Lisa Anderson Candace K. Beinecke (Chair) James E. Jordan	Nominates new Independent Trustees of the Trust. (The Nominating and Governance Committee does not consider shareholder recommendations.) Considers various matters relating to the governance and operations of the Board of Trustees, including committee structure and Trustee compensation. Additionally, the Nominating and Governance Committee includes a sub- committee responsible for administering the Trustees’ deferred compensation plan. This sub-committee met 1 time in the last fiscal year.	2
Board Valuation Committee	John P. Arnhold Jean D. Hamilton (Chair) William M. Kelly	Monitors the execution of the valuation procedures, makes certain determinations in accordance with such procedures, and assists the Board in its oversight of the valuation of the Funds’ securities by FEIM; reviews and approves recommendations by FEIM for changes to the Funds’ valuation policies for submission to the Board for its approval; reviews FEIM’s quarterly presentations on valuation; oversees the implementation of the Funds’ valuation policies by FEIM; and determines whether to approve the fair value recommendations for specific investments pursuant to the Funds’ valuation policies.	4

The Board of Trustees considers these to be its primary working committees but also organizes additional special or ad hoc committees of the Board from time to time. There currently are two such additional committees, one (as a sub-committee of the Nominating and Governance Committee) responsible for administering the Trustees’ deferred compensation plan, the other responsible for making various determinations as to the insurance policies maintained for the Fund and its Trustees and officers. Ms. Beinecke and Ms. Hamilton are currently the sole Trustees who serve on these additional committees.

Organization of the Board

The Chair of the Board of Trustees is an Independent Trustee, and the Trust has a separate President (who is also a member of the Board). The standing committees of the Board are described above.

The organization of the Board of Trustees in this manner reflects the judgment of the Trustees that it is in the interests of the Funds and their shareholders to have an independent member of the Board preside at Board meetings, supervise the Board agenda and otherwise serve as the “lead” Trustee both at meetings and in overseeing the business of the Funds between meetings. It is also the judgment of the Trustees that there are efficiencies in having working committees responsible for or assist with specific aspects of the Board’s business and that certain types of work are especially appropriate to be handled by committees of the Board that are comprised solely of Independent Trustees, such as the Nominating and Governance Committee, the Audit Committee, and the Board Valuation Committee.

In reaching these judgments, the Trustees considered the Board’s working experience with both its current and past Board leadership and committee structures, legal requirements under applicable law, including the Investment Company Act, the perceived expectations of shareholders, information available on industry practice generally, the number of portfolios within the Trust, the nature of the underlying investment programs, and the relationship between the Trust and its principal service providers. The Board may consider different leadership structures in the future and make changes to these arrangements over time.

Board Oversight of Risk Management

In considering risks related to the Fund, the Board consults and receives reports from officers and personnel of the Fund and the Adviser, who are charged with the day-to-day risk oversight function. Matters regularly reported to the Board include certain risks involving the Fund’s investment portfolio, trading practices, operational matters, financial and accounting controls, and legal and regulatory compliance. The Board does not maintain a specific committee solely devoted to risk management responsibilities, but various standing committees of the Board and occasionally informal working groups of Trustees are involved in oversight of the risk management process. Risk management and Board-related reporting at the Adviser is not centralized in any one person or body.

Trustee Qualifications

All Trustees are expected to demonstrate various personal characteristics appropriate to their position, such as integrity and the exercise of professional care and business judgment. All Trustees also are expected to meet the necessary time commitments for service on the Board. The Board then generally views each Trustee appointment or nomination in the context of the Board’s overall composition and diversity of backgrounds and considers each Trustee’s individual professional experience and service on other boards of directors, as well as his or her current and prior roles (such as committee service) on the Board.

The following summarizes the experience and qualifications of the Trustees:

Dr. Lisa Anderson. Dr. Anderson has significant leadership experience at prominent academic institutions. She is currently serving as the James T. Shotwell Professor Emerita of International Relations at the Columbia University School of International and Public Affairs. Previously, she served as President of the American University in Cairo; Provost of that institution; and Dean of the Columbia School of International and Public Affairs. Dr. Anderson also serves on the boards or steering committees of various research and public affairs organizations. At First Eagle Funds, Dr. Anderson serves on the Board’s Nominating and Governance Committee.

Mr. John Arnhold. Mr. Arnhold has significant executive and investment management experience. He is Chief Investment Officer of First Eagle Investment Management, LLC, the investment adviser to the Funds, and holds positions at various affiliates of the Adviser. Mr. Arnhold also serves on the boards of various charitable and educational institutions. At First Eagle Funds, Mr. Arnhold serves on the Board’s Valuation Committee and was previously the Board’s Chairman.

Ms. Candace Beinecke. Ms. Beinecke has significant executive and business advisory experience. She is Chair of Hughes Hubbard & Reed LLP, an international law firm. Ms. Beinecke also serves on the boards of an international industrial firm, a major real estate investment trust, a brokerage and investment advisory firm, and various charitable institutions. At First Eagle Funds, Ms. Beinecke serves as Chair of the Board of Trustees, as Chair of the Board’s Nominating and Governance Committee and as a member of two specialized Board Committees (one of which is a subcommittee of the Nominating and Governance Committee).

Mr. Jean-Marie Eveillard. Mr. Eveillard has significant portfolio management experience. Currently serving as a Senior Advisor with First Eagle Investment Management, LLC, he was the portfolio manager of Global Fund, Overseas Fund, U.S. Value Fund and Gold Fund from 1974-2004 and again from 2007-2009. Mr. Eveillard has been recognized in the press and by mutual fund ranking organizations as a leading value investor and is the recipient of multiple lifetime achievement awards for his service to the field and long-term record of investment performance. Mr. Eveillard also serves on the board of a French investment advisory firm and various charitable institutions.

Ms. Jean Hamilton. Ms. Hamilton has significant professional and leadership experience in the financial services industry. Currently engaged as a private investor and consultant, she previously held a number of senior executive positions with Prudential Financial, Inc. Ms. Hamilton also serves on the boards of an international reinsurance and insurance firm and various charitable institutions. At First Eagle Funds, Ms. Hamilton serves on the Board’s Audit Committee, as Chair of the Board Valuation Committee and on two specialized Board Committees (one of which is a sub-committee of the Nominating and Governance Committee).

Mr. James Jordan. Mr. Jordan has lengthy experience in the asset management sector of the financial industry. Currently a private investor, he serves on the board of directors of an international listed investment trust company, as well as the boards of various charitable and public interest organizations. Previously, he served as President of The William Penn Funds, Inc., a mutual fund management company; as a consultant to The Jordan Company, a private investment banking company; and as Managing Director of First Eagle Investment Management, LLC, the investment adviser to the Funds. At First Eagle Funds, he serves on the Board’s Nominating and Governance Committee.

Mr. William Kelly. Mr. Kelly has significant professional and leadership experience in the financial services industry, with an emphasis on the asset management sector. Currently engaged as a private investor and consultant, he previously was president of the investment management firm of Lingold & Associates. Mr. Kelly also serves on the boards of various academic and charitable institutions. At First Eagle Funds, Mr. Kelly serves on the Board’s Audit Committee and the Board Valuation Committee.

Mr. Paul Lawler. Mr. Lawler has significant portfolio management experience as an institutional investment manager. Currently engaged as a private investor and consultant, he previously served as chief investment officer for the W.K. Kellogg Foundation and in senior investment roles at other prominent not-for-profit organizations. Mr. Lawler also serves on the boards of various charitable institutions. At First Eagle Funds, Mr. Lawler serves as Chair of the Board’s Audit Committee.

Each Independent Trustee also was nominated based in part on his or her status as a person who is not an “interested person” of the Trust as defined in the Investment Company Act. Descriptions of Trustee experience should not be taken to suggest that any Trustee is expert in a particular subject.

Compensation of Trustees and Officers

Effective November 1, 2015, those Trustees of the Trust who are not officers or employees of the Adviser or Arnhold and S. Bleichroeder Holdings, Inc. (“ASB Holdings”) are paid by the Trust and First Eagle Variable Funds an annual fee of $170,000, a fee of $7,500 for each in-person meeting and $1,000 (subject to the discretion of the Chair) for each telephonic meeting of the Trust’s Board of Trustees, and may be paid a fee of $3,500 for each meeting of any Committee of the Board that they attend. An executive session held on a separate day from a Board meeting is considered a separate in-person meeting for fee purposes. Compensation may be paid for meetings of special committees, ad hoc committees or otherwise as the Trustees determine to be appropriate from time to time, though often separate compensation for a committee meeting is not paid when the committee meets on the same day as a full Board meeting. A Trustee also receives an annual fee of $25,000 for serving as the chair of any standing committee of Trustees (except that such additional fee is $35,000 in the case of the Audit Committee). The Chair of the Board of Trustees receives an additional annual fee of $150,000 for serving in that position. Such fees are allocated, generally, between the Trust and First Eagle Variable Funds on a pro rata basis in relationship to their relative net assets. Each Trustee is reimbursed by the Trust for any expenses he or she may incur by reason of attending such meetings or in connection with services he or she may perform for the Trust. During the fiscal year ended October 31, 2015, an aggregate of $1,425,679 was paid, accrued or owed for Trustees’ fees and expenses by the Trust.

The following table sets forth information regarding compensation of Trustees by the Trust and by the fund complex of which the Trust is a part for the fiscal year ended October 31, 2015. Officers of the Trust and Interested Trustees do not receive any compensation from the Trust or any other fund in the fund complex. The Trust does not maintain a retirement plan for its Trustees.

Trustee Compensation Table
Fiscal Year Ended October 31, 2015

Name of Person, Position	Aggregate Compensation Paid or Owed from Registrant	Total Compensation Paid or Owed from Registrant and Fund Complex Paid to Trustees**
Lisa Anderson, Trustee	$176,470	$178,000
John P. Arnhold, Trustee*	$—	$—
Candace K. Beinecke, Trustee	$357,154	$360,000
Jean-Marie Eveillard, Trustee*	$—	$—
Jean D. Hamilton, Trustee	$223,901	$225,750
James E. Jordan, Trustee	$175,720	$177,000
William M. Kelly, Trustee	$198,338	$200,000
Paul J. Lawler, Trustee	$218,411	$220,000

*	Interested Trustee.

**

For this purpose, the registrant consists of eight portfolios of the Trust (Global Fund, Overseas Fund, U.S. Value Fund, Gold Fund, Global Income Builder Fund, High Yield Fund, Fund of America and Absolute Return Fund). The fund complex consists of these eight portfolios plus the First Eagle Overseas Variable Fund. As of October 31, 2015, each Trustee served on the board of the Trust and that of the First Eagle Overseas Variable Fund.

In addition, all persons serving as officers of the Trust (including the Funds’ Chief Compliance Officer) are employed by the Adviser and the Adviser seeks reimbursement from the Trust for salary and benefits paid to some of those persons to the extent they provide services eligible for such reimbursement. This reimbursement program is described in more detail under the heading “Investment Advisory and Other Services — Payments to the Adviser and Subadviser.” No reimbursement is sought for compensation of any amount that might be attributable and payable to such a person solely for service as an officer of the Trust. As a separate matter (though such compensation may be covered under the reimbursement program as a matter of convenience), the Trust and the Adviser agree each year as to the relative portion of the compensation of the Chief Compliance Officer to be paid by each party.

Deferred Compensation

In addition to the compensation detailed above, each eligible Trustee may elect to defer a portion of his or her compensation from the First Eagle fund complex. Such amounts grow or decline as if invested in one or more Funds, as selected by the Trustee. Currently, only those Trustees listed below have elected to defer a portion of their Trustee compensation under this program. As of October 31, 2015 the value of such deferred compensation was equal to approximately:

Name of Trustee	Global Fund	Overseas Fund	U.S. Value Fund	Gold Fund	Global Income Builder	High Yield Fund	Fund of America	Absolute* Return Fund
Lisa Anderson	$402,138	$452,977	$226,181	$53,833	$—	$—	$165,453	$—
Candace K. Beinecke	$1,307,566	$816,531	$513,350	$—	$—	$—	$1,104,873	$—
Jean D. Hamilton	$159,831	$682,810	$277,118	$21,508	$128,152	$149,747	$550,268	$—
William M. Kelly	$304,718	$—	$309,512	$—	$—	$—	$379,409	$—
Paul J. Lawler	$414,156	$148,225	$174,920	$51,071	$60,093	$19,466	$178,144	$—

*	The Fund was not available as an investment option under the plan as of the date of this table.

Additional Information Regarding the Trustees

The following table sets forth information as of December 31, 2015 regarding ownership by the Trustees of the Trust of equity securities of the Trust or any other fund in the same fund complex for which each is also a director or trustee. (“Fund complex” has the same meaning as in the footnote to the Trustee Compensation Table above.) Dollar ranges of ownership are indicated as follows: A = None; B = $1 to $10,000; C = $10,001 to $50,000; D = $50,001 to $100,000; E = over $100,000.

Please note that the table does not reflect the amounts Trustees invest in the Funds through their deferred compensation plan (which amounts are separately detailed in the prior table).

INDEPENDENT TRUSTEES

Name	Dollar Range of Equity Securities in Global Fund	Dollar Range of Equity Securities in Overseas Fund	Dollar Range of Equity Securities in U.S. Value Fund	Dollar Range of Equity Securities in Gold Fund	Dollar Range of Equity Securities in Global Income Builder Fund	Dollar Range of Equity Securities in High Yield Fund	Dollar Range of Equity Securities in First Eagle Fund of America	Dollar Range of Equity Securities in First Eagle Absolute Return Fund**	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee
Lisa Anderson	E	A	A	A	C	A	D	A	E
Candace K. Beinecke*	E	A	E	A	A	A	E	A	E
Jean Hamilton	E	D	A	A	A	A	A	A	E
James E. Jordan	E	A	A	D	A	A	E	A	E
William M. Kelly	D	A	D	A	D	E	E	A	E
Paul J. Lawler	E	E	E	D	D	C	E	A	E

*	These amounts do not include holdings as to which Ms. Beinecke has disclaimed beneficial interest.
**	The Fund was not open to the public as of the date of this table.

INTERESTED TRUSTEES

Name	Dollar Range of Equity Securities in Global Fund	Dollar Range of Equity Securities in Overseas Fund	Dollar Range of Equity Securities in U.S. Value Fund	Dollar Range of Equity Securities in Gold Fund	Dollar Range of Equity Securities in Global Income Builder Fund	Dollar Range of Equity Securities in High Yield Fund	Dollar Range of Equity Securities in First Eagle Fund of America	Dollar Range of Equity Securities in First Eagle Absolute Return Fund**	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee
John P. Arnhold	E	E	E	E	E	E	E	A	E
Jean-Marie Eveillard	E	E	A	E	A	A	A	A	E

**	The Fund was not open to the public as of the date of this table.

Since January 1, 2014, none of the independent Trustees who is a trustee of another investment company whose adviser and principal underwriter are FEIM and FEF Distributors, respectively (i.e., First Eagle Variable Funds), has held any other position with (i) the Trust (other than as a Trustee), (ii) an investment company having the same adviser or principal underwriter as the Funds or an adviser or principal underwriter that controls, is controlled by, or is under common control with the Adviser or the Distributor (other than as a Trustee), (iii) the Adviser, the Distributor or other affiliate of the Trust, or (iv) any person controlling, controlled by or under common control with the Adviser or the Distributor. Also since January 1, 2015 none of these individuals owns, beneficially or of record, securities issued by (i) the Adviser or the Distributor or (ii) any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor. Finally, since January 1, 2014, none of these individuals or their immediate family members has an interest in a transaction with a “related person” of the company. A “related person” is (i) an executive officer of the Trust, (ii) an investment company having the same adviser or principal underwriter as the Funds or an adviser or principal underwriter that controls, is controlled by or is under common control with the Adviser or the Distributor, (iii) an executive officer of such an investment company, (iv) the Adviser or the Distributor, (v) an executive officer of the Adviser or the Distributor, (vi) a person directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor, or (vii) an executive officer of a person described in clause (vi) above.

The Trust, the Adviser, and the Distributor have adopted a code of ethics under Rule 17j-1 of the Investment Company Act. This code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by the Funds of the Trust, with certain exceptions.

As of January 1, 2016, to the knowledge of the Funds, the Trustees and officers of the Trust, as a group, owned beneficially less than 1% of the shares of the beneficial interest of each such Fund, aside from Gold Fund which was 1.2%. These percentages are based generally on ownership of the shares by the officers and Trustees, their immediate family members, and entities (such as family companies or trusts) whose investment activities they direct. Other entities in which an officer or Trustee has an interest may hold shares of the Funds, but those holdings generally are disregarded.

As of January 1, 2016, to the knowledge of the Funds, the following shareholders owned 5.00% or more of the Funds’ securities:

First Eagle Global Fund:

Class A – National Financial Services LLC, FEBO Our Customers, 499 Washington BLVD, Jersey City, NJ 07310-2010, 11.88%; Charles Schwab & Co Inc., 211 Main Street, San Francisco, CA 94105-1905, 9.17%; Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City, NJ 07311, 7.08%; Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246-6486, 6.79%; First Clearing, LLC, 2801 Market St, Saint Louis, MO 63103-2523, 6.21%; Raymond James, 880 Carillon Pkwy, Saint Petersburg, FL 33716, 5.95%.

Class C – Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL 32246-6486, 22.19%; Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City, NJ 07311, 16.41%; First Clearing, LLC, 2801 Market St, Saint Louis, MO 63103-2523, 13.19%; Raymond James, 880 Carillon Pkwy, Saint Petersburg, FL 33716-1100, 8.36%; UBS WM USA, 499 Washington Blvd Fl 9, Jersey City, NJ 07310-2055, 7.06%; Charles Schwab & Co Inc., 211 Main Street, San Francisco, CA 94105-1905, 5.18%; National Financial Services LLC, FEBO Our Customers, 499 Washington BLVD, Jersey City, NJ 07310-2010, 5.07%.

Class I – Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL 32246-6486, 17.74%; Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City, NJ 07311, 13.92%; UBS WM USA, 499 Washington Blvd Fl 9, Jersey City, NJ 07310-2055, 12.81%; First Clearing, LLC, 2801 Market St, Saint Louis, MO 63103-2523, 12.59%; Charles Schwab & Co Inc., 211 Main Street, San Francisco, CA 94105-1905, 9.85%; National Financial Services LLC, FEBO Our Customers, 499 Washington BLVD, Jersey City, NJ 07310-2010, 9.79%.

First Eagle Overseas Fund:

Class A – Charles Schwab & Co Inc., 211 Main Street, San Francisco, CA 94105-1905, 26.64%; National Financial Services LLC, FEBO Our Customers, 499 Washington BLVD, Jersey City, NJ 07310-2010, 16.62%.

Class C – Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City, NJ 07311, 19.76%; Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL 32246-6486, 17.56%; First Clearing, LLC, 2801 Market St, Saint Louis, MO 63103-2523, 12.80%; UBS WM USA, 499 Washington Blvd Fl 9, Jersey City, NJ 07310-2055, 8.69%; Raymond James, 880 Carillon Pkwy, Saint Petersburg, FL 33716-1100, 7.81%; National Financial Services LLC, FEBO Our Customers, 499 Washington BLVD, Jersey City, NJ 07310-2010, 7.40%; Charles Schwab & Co Inc., 211 Main Street, San Francisco, CA 94105-1905, 5.20%;

Class I – Charles Schwab & Co Inc., 211 Main Street, San Francisco, CA 94105-1905, 18.98%; First Clearing, LLC, 2801 Market St, Saint Louis, MO 63103-2523, 13.49%; Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City, NJ 07311, 12.86%; National Financial Services LLC, FEBO Our Customers, 499 Washington BLVD, Jersey City, NJ 07310-2010, 12.09%; Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL 32246-6486, 9.38%; UBS WM USA, 499 Washington Blvd Fl 9, Jersey City, NJ 07310-2055, 8.54%.

First Eagle U.S. Value:

Class A – First Clearing, LLC, 2801 Market St, Saint Louis, MO 63103-2523, 8.93%; National Financial Services LLC, FEBO Our Customers, 499 Washington BLVD, Jersey City, NJ 07310-2010, 8.90%; Charles Schwab & Co Inc., 211 Main Street, San Francisco, CA 94105-1905, 7.13%; Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL 32246-6486, 6.93%; Raymond James, 880 Carillon Pkwy, Saint Petersburg, FL 33716-1100, 5.73%.

Class C – Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL 32246-6486, 18.37%; First Clearing, LLC, 2801 Market St, Saint Louis, MO 63103-2523, 13.10%; Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City, NJ 07311, 12.05%; Raymond James, 880 Carillon Pkwy, Saint Petersburg, FL 33716-1100, 9.06%; National Financial Services LLC, FEBO Our Customers, 499 Washington BLVD, Jersey City, NJ 07310-2010, 5.84%; UBS WM USA, 499 Washington Blvd Fl 9, Jersey City, NJ 07310-2055, 5.52%.

Class I – Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL 32246-6486, 23.78%; UBS WM USA, 499 Washington Blvd Fl 9, Jersey City, NJ 07310-2055, 15.56%; Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City, NJ 07311, 13.46%; First Clearing, LLC, 2801 Market St, Saint Louis, MO 63103-2523, 12.29%; Charles Schwab & Co Inc., 211 Main Street, San Francisco, CA 94105-1905, 10.06%.

First Eagle Gold Fund:

Class A – Charles Schwab & Co Inc., 211 Main Street, San Francisco, CA 94105-1905, 16.33%; National Financial Services LLC, FEBO Our Customers, 499 Washington BLVD, Jersey City, NJ 07310-2010, 15.80%; First Clearing, LLC, 2801 Market St, Saint Louis, MO 63103-2523, 7.01%.

Class C – Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL 32246-6486, 16.51%; First Clearing, LLC, 2801 Market St, Saint Louis, MO 63103-2523, 15.73%; Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City, NJ 07311, 12.83%; National Financial Services LLC, FEBO Our Customers, 499 Washington BLVD, Jersey City, NJ 07310-2010, 8.59%; Charles Schwab & Co Inc., 211 Main Street, San Francisco, CA 94105-1905, 6.50%; Raymond James, 880 Carillon Pkwy, Saint Petersburg, FL 33716-1100, 6.29%; UBS WM USA, 499 Washington Blvd Fl 9, Jersey City, NJ 07310-2055, 6.05%.

Class I – Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL 32246-6486, 28.66%; National Financial Services LLC, FEBO Our Customers, 499 Washington BLVD, Jersey City, NJ 07310-2010, 12.08%; Charles Schwab & Co Inc., 211 Main Street, San Francisco, CA 94105-1905, 10.94%; UBS WM USA, 499

Washington Blvd Fl 9, Jersey City, NJ 07310-2055, 10.92%; First Clearing, LLC, 2801 Market St, Saint Louis, MO 63103-2523, 9.42%; Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City, NJ 07311, 7.60%.

First Eagle Global Income Builder:

Class A – Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL 32246-6486, 8.97%; First Clearing, LLC, 2801 Market St, Saint Louis, MO 63103-2523, 8.68%; Raymond James, 880 Carillon Pkwy, Saint Petersburg, FL 33716-1100, 6.67%; National Financial Services LLC, FEBO Our Customers, 499 Washington BLVD, Jersey City, NJ 07310-2010, 5.63%; Charles Schwab & Co Inc., 211 Main Street, San Francisco, CA 94105-1905, 5.62%; UBS WM USA, 499 Washington Blvd Fl 9, Jersey City, NJ 07310-2055, 5.21%.

Class C – First Clearing, LLC, 2801 Market St, Saint Louis, MO 63103-2523, 16.96%; Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City, NJ 07311, 16.30%; Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL 32246-6486, 15.40%; Raymond James, 880 Carillon Pkwy, Saint Petersburg, FL 33716-1100, 11.48%; UBS WM USA, 499 Washington Blvd Fl 9, Jersey City, NJ 07310-2055, 8.77%; Charles Schwab & Co Inc., 211 Main Street, San Francisco, CA 94105-1905, 5.68%.

Class I – Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL 32246-6486, 23.56%; UBS WM USA, 499 Washington Blvd Fl 9, Jersey City, NJ 07310-2055, 15.42%; Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City, NJ 07311, 14.95%; First Clearing, LLC, 2801 Market St, Saint Louis, MO 63103-2523, 13.04%; National Financial Services LLC, FEBO Our Customers, 499 Washington BLVD, Jersey City, NJ 07310-2010, 6.49%; Raymond James, 880 Carillon Pkwy, Saint Petersburg, FL 33716-1100, 6.05%.

First Eagle High Yield:

Class A – National Financial Services LLC, FEBO Our Customers, 499 Washington BLVD, Jersey City, NJ 07310-2010, 11.92%; UBS WM USA, 499 Washington Blvd Fl 9, Jersey City, NJ 07310-2055, 9.45%; Raymond James, 880 Carillon Pkwy, Saint Petersburg, FL 33716-1100, 7.58%; First Clearing, LLC, 2801 Market St, Saint Louis, MO 63103- 2523, 7.03%; Charles Schwab & Co Inc., 211 Main Street, San Francisco, CA 94105-1905, 6.65%.

Class C – First Clearing, LLC, 2801 Market St, Saint Louis, MO 63103-2523, 21.81%; Raymond James, 880 Carillon Pkwy, Saint Petersburg, FL 33716-1100, 14.35%; Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL 32246-6486, 13.39%; UBS WM USA, 499 Washington Blvd Fl 9, Jersey City, NJ 07310-2055, 9.25%; Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City, NJ 07311, 7.62%; Charles Schwab & Co Inc., 211 Main Street, San Francisco, CA 94105-1905, 6.49%;

Class I – UBS WM USA, 499 Washington Blvd Fl 9, Jersey City, NJ 07310-2055, 26.98%; Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL 32246-6486, 17.19%; First Clearing, LLC, 2801 Market St, Saint Louis, MO 63103-2523, 10.29%; Charles Schwab & Co Inc., 211 Main Street, San Francisco, CA 94105-1905, 9.17%; National Financial Services LLC, FEBO Our Customers, 499 Washington BLVD, Jersey City, NJ 07310-2010, 7.90%.

First Eagle Fund of America:

Class A – National Financial Services LLC, FEBO Our Customers, 499 Washington BLVD, Jersey City, NJ 07310-2010, 14.11%; Raymond James, 880 Carillon Pkwy, Saint Petersburg, FL 33716-1100, 12.16%; Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL 32246-6486, 6.77%; Charles Schwab & Co Inc., 211 Main Street, San Francisco, CA 94105-1905, 5.95%.

Class C – Raymond James, 880 Carillon Pkwy, Saint Petersburg, FL 33716-1100, 17.19%; Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL 32246-6486, 16.79%; First Clearing, LLC, 2801 Market St, Saint Louis, MO 63103-2523, 10.49%; Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City, NJ 07311, 10.35%; National Financial Services LLC, FEBO Our Customers, 499 Washington

BLVD, Jersey City, NJ 07310-2010, 8.31%; Charles Schwab & Co Inc., 211 Main Street, San Francisco, CA 94105-1905, 6.71%.

Class Y – National Financial Services LLC, FEBO Our Customers, 499 Washington BLVD, Jersey City, NJ 07310-2010, 21.63%; Charles Schwab & Co Inc., 211 Main Street, San Francisco, CA 94105-1905, 21.45%; Wells Fargo Bank, FBO: Texasavers 401k Plan, 8515 E Orchard Rd # 2T2, Greenwood Vlg, CO 80111-5002, 15.38%; Wells Fargo Bank, FBO: Texasavers 457k Plan, 8515 E Orchard Rd # 2T2, Greenwood Vlg, CO 80111-5002, 5.73%.

Class I – Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL 32246-6486, 26.01%; UBS WM USA, 499 Washington Blvd Fl 9, Jersey City, NJ 07310-2055, 17.34%; Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City, NJ 07311, 9.18%; First Clearing, LLC, 2801 Market St, Saint Louis, MO 63103-2523, 8.04%; Charles Schwab & Co Inc., 211 Main Street, San Francisco, CA 94105-1905, 7.69%; National Financial Services LLC, FEBO Our Customers, 499 Washington BLVD, Jersey City, NJ 07310-2010, 6.25%; Raymond James, 880 Carillon Pkwy, Saint Petersburg, FL 33716-1100, 5.22%;

To the knowledge of the Funds, share ownership shown above is record ownership unless marked as both record and beneficial ownership.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

As described in the Trust’s Prospectus, FEIM is the Trust’s investment adviser and, as such, manages the Global Fund, the Overseas Fund, the U.S. Value Fund, the Gold Fund, the Global Income Builder Fund, the High Yield Fund and the Fund of America. FEIM is a subsidiary of ASB Holdings, a privately owned holding company. The Adviser’s primary offices are located at 1345 Avenue of the Americas, New York, NY 10105. BCP CC Holdings L.P. owns a controlling interest in ASB Holdings. BCP CC Holdings L.P. is a Delaware limited partnership managed by its two members, Blackstone Capital Partners VI L.P. and Corsair IV Financial Services Capital Partners, L.P. Blackstone Capital Partners VI L.P. is indirectly controlled by The Blackstone Group L.P., (“Blackstone”) and Corsair IV Financial Services Capital Partners, L.P. is indirectly controlled by Corsair Capital LLC (“Corsair”). Investment funds managed by Blackstone and Corsair and certain co-investors own a controlling interest in ASB Holdings and the Adviser through BCP CC Holdings L.P.

FEIM also furnishes the Trust with office space and certain facilities required for the business of the Funds, and statistical and research data, and pays any compensation and expenses of the Trust’s officers as such and an agreed portion of the compensation of the Chief Compliance Officer. Certain of these expenses (including rent and compensation expenses) are, however, separately subject to reimbursement to the Adviser from certain of the Funds as described under the heading “Payments to the Adviser and Subadviser” below.

The Subadviser

Pursuant to a subadvisory agreement (“Subadvisory Agreement”) and subject to the oversight of the Adviser, Iridian Asset Management LLC (“Iridian”) manages the investments of the Fund of America. Iridian is a Delaware limited liability company with primary offices located at 276 Post Road, Westport, CT 06880. Mr. Levy and Mr. Stone are the portfolio managers primarily responsible for the Fund of America. Mr. Levy was, as an employee of FEIM, portfolio manager of Fund of America in its prior format as a series of the First Eagle Funds trust since its inception in April 1987. Mr. Cohen assists Messrs. Levy and Stone and also is a portfolio manager of the Fund of America. Mr. Cohen, as an employee of FEIM, was a portfolio manager of the Fund of America in its prior format as a series of the First Eagle Funds trust since 1989. Prior to the Subadvisory Agreement, Messrs. Levy and Cohen were employed by FEIM since 1985 and 1989, respectively. Iridian is wholly owned by entities controlled by Messrs. Levy and Cohen. Mr. Stone joined Iridian in April 2012 and was an associate portfolio manager of Fund of America from March 2013. He has been a portfolio manager of the Fund since March 2014. Prior to joining Iridian, he worked as a portfolio manager with Plural Investments for three years.

As to each Fund, the Advisory Agreement, and additionally with respect to the Fund of America, the Subadvisory Agreement, will continue in effect only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Advisory Agreement provides that the Adviser will not be liable for any error of judgment or for any loss suffered by the Funds in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Advisory Agreement provides that it will terminate automatically if assigned, within the meaning of the Investment Company Act, and that it may be terminated without penalty by either party upon not more than 60 days’ nor less than 30 days’ written notice. The Subadvisory Agreement provides that Iridian will not be liable for any error of judgment or for any loss suffered by the Fund of America in connection with the matters to which the Subadvisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Subadvisory Agreement provides that it will terminate automatically if assigned, within the meaning of the Investment Company Act, and that it may be terminated without penalty by either party upon not more than 60 days’ nor less than 30 days’ written notice.

Payments to the Adviser and Subadviser

In return for the services listed above, each Fund pays FEIM a fee at the annual rate of the average daily value of the Fund’s net assets as follows:

Global Fund	0.75%
Overseas Fund	0.75%
U.S. Value Fund	0.75	%*
Gold Fund	0.75%
Global Income Builder Fund	0.75%
High Yield Fund	0.70	%**
Fund of America	0.90	%***

*

The Adviser has contractually agreed to waive its management fee at an annual rate in the amount of 0.05% of the average daily value of the U.S. Value Fund’s net assets for the period through February 28, 2017. This waiver has the effect of reducing the management fee shown in the table for the term of the waiver from 0.75% to 0.70%.

**

The Adviser has contractually agreed to waive its management fee at an annual rate in the amount of 0.05% of the average daily value of the High Yield Fund’s net assets for the period through February 28, 2017. This waiver has the effect of reducing the management fee shown in the table for the term of the waiver from 0.70% to 0.65%.

***

For the prior fiscal year, the effective management fee rate was 0.97%. The lower rate shown here applies as of March 1, 2016 and reflects the following terms: 0.90% on the Fund’s first $5 billion in net assets, and 0.85% in excess of $5 billion.

The Adviser also performs certain administrative, accounting, operations, compliance and other services on behalf of the Funds and the Funds reimburse or pay fees to the Adviser for providing these services (including costs related to personnel, overhead and other costs). For Global Fund, Overseas Fund, U.S. Value Fund and Fund of America, the reimbursements may not exceed an annual rate of 0.05% of the value of a Fund’s average daily net assets and for Global Income Builder Fund and High Yield Fund this fee is an annual rate of 0.05% of the value of each Fund’s average daily net assets. Administrative services performed by the Adviser in exchange for these reimbursements or payments from the Funds are in addition to services performed by the Funds’ principal third-party administrator, custodian, fund accounting agent, and transfer agent and in addition to services of other third-party middle- and back-office service providers. Accordingly, the costs to the Funds are likewise in addition to the costs incurred in retaining those other service providers.

Pursuant to a subadvisory agreement with the Adviser, Iridian Asset Management LLC (“Iridian” or the “Subadviser”) manages the investments of Fund of America. Iridian is a registered investment adviser whose primary office is at 276 Post Road West, Westport, CT 06880. Harold J. Levy and Eric Stone are the portfolio managers primarily responsible for Fund of America. The fees paid to Iridian by the Adviser under the Subadvisory Agreement are based on a reference amount equal to 50% of the combined (i) fees received by FEIM for advisory services on behalf of Fund of America and (ii) fees received by FEF Distributors, the Fund’s distributor (previously defined as the “Distributor”), for its shareholder liaison services on behalf of Fund of America (as described under the section “Distributor of the Funds’ Shares” below). These amounts are reduced by certain direct marketing costs borne by the Adviser in connection with the Fund and are further reduced by the amount paid by the Adviser for certain administrative expenses incurred in providing services to the Fund.

Advisory and Subadvisory fees are paid monthly.

As to the Global Income Builder Fund, the Adviser had contractually agreed to waive its management fee and/or reimburse expenses, so that the total annual operating expenses (excluding certain items) of Class A shares would not exceed 1.30%, Class C shares would not exceed 2.05% and Class I shares would not exceed 1.05% until December 31, 2013. For the period from May 1, 2012 through October 31, 2012, and for the fiscal year ended October 31, 2013, the Adviser waived fees and/or reimbursed expenses equal to $71,493, $39,689 and $194,733 (2012 period), $66,440, $42,382 and $46,401 (2013 period) in respect of Class A, Class C and Class I, respectively. These waivers/reimbursements by the Adviser are subject to recoupment for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to any operating expense limit in effect at the time of the recoupment or reimbursement.

As to the High Yield Fund, the Adviser had contractually agreed to waive its management fee and/or reimburse expenses, so that the total annual operating expenses (excluding certain items) of Class A shares would not exceed 1.25%, Class C shares would not exceed 2.00%, and Class I shares would not exceed 0.80% through December 31, 2013. For the period from January 1, 2012 to October 31, 2012, and for the fiscal year ended October 31, 2013, the Adviser waived fees and/or reimbursed expenses equal to $26,703, $13,297 and $323,258 (2012 period), $0, $0 and $309,343 (2013 period) in respect of Class A, Class C and Class I, respectively. These waivers/reimbursements by the Adviser are subject to recoupment for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to any operating expense limit in effect at the time of the recoupment or reimbursement. Separately, and not subject to any recoupment, the Adviser waived 0.05% from its management fee for the period January 1, 2015 through February 29, 2016. Total fees waived under this waiver for the fiscal year ended October 31, 2015 were $364,950.

For the fiscal year ended October 31, 2015, the Global Fund, Overseas Fund, U.S. Value Fund, Gold Fund, Global Income Builder Fund, High Yield Fund and Fund of America paid investment advisory fees in the amount of $372,575,091, $107,539,969, $21,637,365, $7,456,555, $9,637,075, $6,360,401 and $35,619,829, respectively.

For the fiscal year ended October 31, 2014, the Global Fund, Overseas Fund, U.S. Value Fund, Gold Fund, Global Income Builder Fund, High Yield Fund and Fund of America paid investment advisory fees in the amount of $370,186,470, $110,867,303, $23,996,074, $10,066,417, $6,662,682, $8,065,680 and $28,461,249, respectively.

For the fiscal year ended October 31, 2013, the Global Fund, Overseas Fund, U.S. Value Fund, Gold Fund, Global Income Builder Fund, High Yield Fund and Fund of America paid investment advisory fees in the amount of $306,155,366, $96,779,469, $23,837,779, $15,769,566, $2,336,507, $5,894,900 and $20,194,491, respectively.

For the fiscal year ended October 31, 2015, the Global Fund, Overseas Fund, U.S. Value Fund, Gold Fund, and Fund of America reimbursed the Adviser for certain administrative and accounting costs (pursuant to the reimbursement program described under the listing of advisory fees set out above) in the amount of $2,876,407, $1,122,041, $425,393, $247,637 and $450,132, respectively. In addition, for the fiscal year ended October 31, 2015, each of the Global Income Builder Fund and High Yield Fund paid a fee to the Adviser in the amount of $643,188 and $358,662, respectively, for certain administrative and accounting costs. These expense reimbursements and fees are in addition to advisory fees paid.

For the fiscal year ended October 31, 2014, the Global Fund, Overseas Fund, U.S. Value Fund, Gold Fund, High Yield Fund and Fund of America reimbursed the Adviser for certain administrative and accounting costs (pursuant to the reimbursement program described under the listing of advisory fees set out above) in the amount of $4,225,096, $1,295,389, $300,828, $110,670, $94,961 and $236,705, respectively. In addition, for the fiscal year ended October 31, 2014, the Global Income Builder Fund paid a fee in the amount of $410,450 to the Adviser for certain administrative and accounting costs. These expense reimbursements and fees are in addition to advisory fees paid.

For the fiscal year ended October 31, 2013, the Global Fund, Overseas Fund, U.S. Value Fund, Gold Fund, High Yield Fund and Fund of America reimbursed the Adviser for certain administrative and accounting costs (pursuant to the reimbursement program described under the listing of advisory fees set out above) in the amount of $3,857,636, $1,219,043, $303,393, $212,487, $78,323 and $190,578, respectively. In addition, for the fiscal year ended October 31, 2013, the Global Income Builder Fund paid a fee in the amount of $135,531 to the Adviser for certain administrative and accounting costs. These expense reimbursements and fees are in addition to advisory fees paid.

Portfolio Managers

Matthew McLennan and Kimball Brooker Jr. manage the Global Fund and the Overseas Fund. Matthew McLennan, Kimball Brooker Jr. and Matthew Lamphier manage the U.S. Value Fund. Matthew McLennan and Thomas Kertsos manage the Gold Fund. Giorgio Caputo, Robert Hordon, Edward Meigs and Sean Slein manage the Global Income Builder Fund. Edward Meigs and Sean Slein manage the High Yield Fund. Each of these portfolio managers receives significant input and support from a team of investment professionals. Additional information regarding these investment professionals is available on the following pages.

Harold Levy and David Cohen, principals of Iridian, and Eric Stone are the portfolio managers of Fund of America. Mr. Levy and Mr. Stone have primary responsibility for this Fund’s day-to-day management and are assisted by Mr. Cohen.

The following table provides information as of October 31, 2015 relating to the activities, and investments in the Funds, by the portfolio managers of the Funds.

Portfolio Manager	Number of Registered Investment Companies Managed and Total Assets for such Accounts*	Beneficial Ownership of Equity Securities in Funds Managed by each Portfolio Manager (Not including incentive-plan awards)**		Number of Other Pooled Investment Vehicles Managed and Total Assets for such Accounts	Number of Other Accounts Managed and Total Assets for such Accounts
Matthew McLennan	6 accounts with assets of $65.8 billion	Global Fund Overseas Fund U.S. Value Fund Gold Fund	Over $1,000,000 Over $1,000,000 Over $1,000,000 Over $1,000,000	9 accounts with assets of $11.1 billion	21 accounts with assets of $5.5 billion
Kimball Brooker, Jr.	5 accounts with assets of $65.0 billion	Global Fund Overseas Fund U.S. Value Fund	Over $1,000,000 Over $1,000,000 Over $1,000,000	9 accounts with assets of $11.1 billion	21 accounts with assets of $5.5 billion
Matthew Lamphier	1 account with assets of $2.5 billion	U.S. Value Fund	Over $1,000,000	None	None
Thomas Kertsos***	1 account with assets of $914.7 million	Gold Fund	$10,001-$50,000	None	None
Giorgio Caputo	1 account with assets of $1.3 billion	Global Income Builder Fund	Over $1,000,000	2 accounts with assets of $318.1 million	None
Robert Hordon	1 account with assets of $1.3 billion	Global Income Builder Fund	$500,001- $1,000,000	2 accounts with assets of $318.1 million	None
Edward Meigs	2 accounts with assets of $2.1 billion	Global Income Builder Fund High Yield Fund	$100,001-$500,000 $500,001- $1,000,000	3 accounts with assets of $384.6 million	None
Sean Slein	2 accounts with assets of $2.1 billion	Global Income Builder Fund High Yield Fund	$100,001-$500,000 $100,001-$500,000	3 accounts with assets of $384.6 million	None
Harold J. Levy	1 account with assets of $3.7 billion	Fund of America	Over $1,000,000	None	1 account with assets of $78.7 million
David L. Cohen	1 account with assets of $3.7 billion	Fund of America	Over $1,000,000	None	None
Eric Stone	1 account with assets of $3.7 billion	Fund of America	$500,001- $1,000,000	None	None

*	The data provided herein includes the Funds and the First Eagle Variable Funds, where applicable.
**

Beneficial ownership shown in the table does not reflect certain awards to the portfolio managers made under the Adviser’s long-term incentive plan. Those awards are described in a separate table below. Messrs. Levy and Cohen are not employed by the Adviser and do not participate in the incentive plan.

***	The data provided for Mr. Kertsos is as of February 19, 2016. Mr. Kertsos is a portfolio manager of the Gold Fund as of March 1, 2016.

As noted above, this table does not reflect participation by portfolio managers in the long-term incentive plan established by the Adviser. Awards under that plan are notionally allocated among various First Eagle Funds and result, over time, in payments for the benefit of the portfolio managers that are intended to generally replicate the investment performance of the relevant Funds, subject to customary vesting and forfeiture requirements. Notional investment amounts, when combined with the actual investments by a portfolio manager, would be as follows, in each case reflecting actual investments made as of October 31, 2015 and incentive plan notional investments as of October 31, 2015.

Portfolio Manager	Beneficial Ownership of Equity Securities in the Funds Managed by Each Portfolio Manager (Including incentive-plan awards)
Matthew McLennan	Global Fund	Over $1,000,000
	Overseas Fund	Over $1,000,000
	U.S. Value Fund	Over $1,000,000
	Gold Fund	Over $1,000,000
Kimball Brooker, Jr	Global Fund	Over $1,000,000
	Overseas Fund	Over $1,000,000
	U.S. Value Fund	Over $1,000,000
Matthew Lamphier	U.S. Value Fund	Over $1,000,000
Thomas Kertsos	Gold Fund	$100,001-$500,000
Giorgio Caputo	Global Income Builder Fund	Over $1,000,000
Robert Hordon	Global Income Builder Fund	Over $1,000,000
Edward Meigs	Global Income Builder Fund	$100,001-$500,000
	High Yield Fund	$500,001-$1,000,000
Sean Slein	Global Income Builder Fund	$100,001-$500,000
	High Yield Fund	$100,001-$500,000

As of October 31, 2015, with respect to the accounts identified in the table above, Mr. McLennan manages 2 pooled investment vehicles with assets totaling $6.9 billion for which the advisory fees are based in part on the performance of the accounts. None of his other managed accounts pay performance-based advisory fees. Mr. McLennan’s compensation consists of salary and a performance bonus with the performance bonus representing an important portion of total compensation. Mr. McLennan’s bonus is awarded in the firm’s discretion and will reflect the investment performance of each Fund and any other account managed by him, the financial results of the firm as a whole, and his contributions to the firm both as an individual and as the Head of the First Eagle Global Value Team (a department of First Eagle Management, LLC covering all Funds except the High Yield Fund and the Fund of America). The bonus includes an award under a long-term incentive plan established by the firm. Awards under this plan are notionally allocated among certain of the First Eagle Funds, including those managed by Mr. McLennan (and possibly other notional investments related to the Adviser’s overall financial performance).

As of October 31, 2015, with respect to the accounts identified in the table above, Mr. Brooker manages 2 pooled investment vehicles with assets totaling $6.9 billion for which the advisory fees are based in part on the performance of the accounts. None of his other managed accounts pay performance-based advisory fees. Mr. Brooker’s compensation consists of salary and an annual bonus with the performance bonus representing an important portion of total compensation. Mr. Brooker’s bonus is awarded in the firm’s discretion and will reflect the investment performance of each Fund and any other account managed by him, the financial results of the firm as a whole, and his contributions to the firm both as an individual and as a member of the firm’s Global Value Team. The bonus includes an award under a long-term incentive plan established by the firm. Awards under this plan are notionally allocated among certain of the First Eagle Funds, including those managed by Mr. Brooker (and possibly other notional investments related to the Adviser’s overall financial performance).

As of October 31, 2015, with respect to the accounts identified in the table above, Mr. Lamphier does not manage any accounts for which the advisory fees are based in part on the performance of the accounts. Mr. Lamphier’s compensation consists of salary and an annual bonus with the performance bonus representing an important portion of total compensation. Mr. Lamphier’s bonus is awarded in the firm’s discretion and will reflect the investment performance of each Fund and any other account managed by him, the financial results of the firm as a whole and his contributions to the firm both as an individual and as a member of the firm’s Global Value Team. The bonus includes an award under a long- term incentive plan established by the firm. Awards under this plan are notionally allocated among certain of the First Eagle Funds, including those managed by Mr. Lamphier (and possibly other notional investments related to the Adviser’s overall financial performance).

As of February 19, 2016, with respect to the accounts identified in the table above, Mr. Kertsos does not manage any accounts for which the advisory fees are based in part on the performance of the accounts. Mr. Kertsos’s compensation consists of salary and an annual bonus with the performance bonus representing an important portion of total compensation. Mr. Kertsos’s bonus is awarded in the firm’s discretion and will reflect the investment performance of each Fund and any other account managed by him, the financial results of the firm as a whole and his contributions to the firm both as an individual and as a member of the firm’s Global Value Team. The bonus includes an award under a long-term incentive plan established by the firm. Awards under this plan are notionally allocated among certain of the First Eagle Funds, including those managed by Mr. Kertsos (and possibly other notional investments related to the Adviser’s overall financial performance).

As of October 31, 2015, with respect to the accounts identified in the table above, Mr. Caputo manages 1 pooled investment vehicle with assets totaling $317.7 million for which the advisory fees are based in part on the performance of the account and no managed accounts for which the advisory fees are based in part on the performance of the account. Mr. Caputo’s compensation consists of a salary and discretionary bonus. Mr. Caputo’s bonus is based on the performance of the Global Income Builder Fund and any other account managed by him, his contributions to the performance (and the overall performance) of the other client accounts, the level of assets under management and his overall contribution to the firm and the firm’s Global Value team. The bonus includes an award under a long-term incentive plan established by the firm. Awards under this plan are notionally allocated among certain of the First Eagle Funds, including those managed by Mr. Caputo (and possibly other notional investments related to the Adviser’s overall financial performance).

As of October 31, 2015, with respect to the accounts identified in the table above, Mr. Hordon manages 1 pooled investment vehicle with assets totaling $317.7 million for which the advisory fees are based in part on the performance of the accounts and no managed accounts for which the advisory fees are based in part on the performance of the account. Mr. Hordon’s compensation consists of a salary and discretionary bonus. Mr. Hordon’s bonus is based on the performance of the Global Income Builder Fund and any other account managed by him, his contributions to the performance (and the overall performance) of the other client accounts, the level of assets under management and his overall contribution to the firm and the firm’s Global Value Team. The bonus includes an award under a long-term incentive plan established by the firm. Awards under this plan are notionally allocated among certain of the First Eagle Funds, including those managed by Mr. Hordon (and possibly other notional investments related to the Adviser’s overall financial performance).

As of October 31, 2015, with respect to the accounts identified in the table above, Mr. Meigs manages 1 pooled investment vehicles or accounts with assets totaling $317.7 million for which the advisory fees are based in part on the performance of the account and no managed accounts for which the advisory fees are based in part on the performance of the account. Mr. Meigs’s compensation consists of a salary and discretionary bonus. Mr. Meigs’s bonus is based on the performance of the Global Income Builder Fund, the High Yield Fund and any other account managed by him, his contributions to the performance (and the overall performance) of the other client accounts, the level of assets under management and his overall contribution to the firm and the firm’s Global Value team. The bonus includes an award under a long-term incentive plan established by the firm. Awards under this plan are notionally allocated among certain of the First Eagle Funds, including those managed by Mr. Meigs (and possibly other notional investments related to the Adviser’s overall financial performance).

As of October 31, 2015, with respect to the accounts identified in the table above, Mr. Slein manages 1 pooled investment vehicles or accounts with assets totaling $317.7 million for which the advisory fees are based in part on the performance of the account and no managed accounts for which the advisory fees are based in part on the performance of the account. Mr. Slein’s compensation consists of a salary and discretionary bonus. Mr. Slein’s bonus is based on the performance of the Global Income Builder Fund, the High Yield Fund and any other account managed by him, his contributions to the performance (and the overall performance) of the other client accounts, the level of assets under management and his overall contribution to the firm and the firm’s Global Value team. The bonus includes an award under a long-term incentive plan established by the firm. Awards under this plan are notionally allocated among certain of the First Eagle Funds, including those managed by Mr. Slein (and possibly other notional investments related to the Adviser’s overall financial performance).

Performance fees for a particular account of the Adviser do not accrue to any particular portfolio manager. Additionally, each of Messrs. McLennan, Brooker, Lamphier, Kertsos, Caputo, Hordon, Meigs and Slein, have received profit interests, which make them eligible, subject to customary vesting arrangements, for a share of the profits of the Adviser. Profits for this purpose are calculated firm-wide and therefore relate to investment products and business lines beyond those managed by the particular portfolio manager. Likewise, any notional incentive plan awards that relate to the Adviser’s overall financial performance will give the recipient exposure to results that relate to products and business lines beyond those managed by the recipient.

As of October 31, 2015, with respect to the accounts identified in the table above, Mr. Levy manages no accounts for which the advisory fees are based in part on performance. Iridian’s portfolio manager compensation is a combination of salary, firm profitability and automatic participation in a company-funded retirement plan. Profitability of Iridian is the most significant portion of total compensation. Iridian’s portfolio managers are not compensated for new business development and client retention.

As of October 31, 2015, with respect to the accounts identified in the table above, Mr. Cohen manages no accounts for which the advisory fees are based in part on performance. Iridian’s portfolio manager compensation is a combination of salary, firm profitability and automatic participation in a company-funded retirement plan. Profitability of Iridian is the most significant portion of total compensation. Iridian’s portfolio managers are not compensated for new business development and client retention.

As of October 31, 2015, with respect to the accounts identified in the table above, Mr. Stone manages no accounts for which the advisory fees are based in part on performance. Iridian’s portfolio manager compensation is a combination of salary, firm profitability and automatic participation in a company-funded retirement plan. Profitability of Iridian is the most significant portion of total compensation. Iridian’s portfolio managers are not compensated for new business development and client retention.

Although the portfolio managers listed above may be assisted by a team of professionals, such as associate portfolio managers, research analysts and trading personnel, no other person has final responsibility for Fund investment decisions. In order to provide you with additional information regarding the Adviser, the following table identifies the portfolio managers and the team of investment professionals assisting the Global Value and High Yield Teams and provides information regarding their professional backgrounds.

Global Value and High Yield Teams	Principal Occupation(s) During Past 5 Years	Areas of Specialty
Julien Albertini

Mr. Albertini joined the Adviser in April 2013 as a research analyst. Before joining First Eagle, he worked as a global equity research analyst for Tiger Veda LP, a long-short equity hedge fund based in New York City. Prior to this, Mr. Albertini was a research analyst with Generation Investment Management in London, where he covered global healthcare companies. He began his career in 2003, in the Investment Banking Division of Banque Rothschild & Cie in Paris, and went on to join Morgan Stanley in London for four years. Mr. Albertini received an MSc from ESSEC Business School in Paris and an MBA from Columbia Business School, where he was part of the value investing program. He is fluent in French.

Industrial gases, beverages, pharmaceuticals, health care equipment & services, commercial services, and diversified industrials

Idanna Appio

Ms. Appio joined the Adviser in September 2015. Prior to joining the firm, Ms. Appio was the deputy head of the Global Economic Analysis department at the Federal Reserve Bank of New York. Prior to the NY Fed, she was a sovereign analyst at Brown Brothers Harriman. Ms. Appio received her PhD in economics from the University of Washington and her undergraduate degrees in business and international relations from the Wharton School and the University of Pennsylvania.

Sovereign debt

Stefanie Bachhuber, CFA

Ms. Bachhuber joined the Adviser in September 2011 from Dwight Asset Management, where she spent 10 years as a senior credit analyst covering primarily consumer-focused industries. Prior to joining Dwight, she held positions with Mt. Washington Investment Group (a division of The St. Paul), Friedman, Billings, Ramsay, and Federated Investors. Ms. Bachhuber received her MBA from Duke University and her BSM from Tulane University.

Corporate credits for consumer, retail, textile, apparel, waste, tobacco, home building and building materials and autos

Andrew Bahl, CFA

Mr. Bahl joined the Adviser in September 2011 from Dwight Asset Management where he was an associate credit analyst covering the Transportation industry. Prior to Dwight, he was a manager at Protiviti in their financial services team where he executed operational and compliance reviews for clients. Mr. Bahl graduated from Washington and Lee University with a Bachelor of Science degree in Business Administration.

Corporate credits for manufacturing, transports, aerospace and defense, gaming, lodging, leisure, metals and mining and chemicals

Global Value and High Yield Teams	Principal Occupation(s) During Past 5 Years	Areas of Specialty

Benjamin Bahr, CFA

Mr. Bahr joined the Adviser in July 2015. Prior to joining the firm, Mr. Bahr was at AllianceBernstein, where he spent four years as a research analyst covering the telecom and utilities sectors for the firm’s value strategies. Previously, he worked as an Investment Banking analyst at Deutsche Bank Securities in New York. Mr. Bahr received his BBA degree in Finance from the University of Notre Dame and his MBA from Columbia University.

Chemicals, exploration & production, banks, other financials, and retail

Alan Barr, CFA

Mr. Barr joined the Adviser as a research analyst in March 2001. As an equity research analyst, he spent four years at PNC Bank and, prior to that, seven years at Rittenhouse Financial Services. Mr. Barr graduated from Temple University in 1985 with an undergraduate degree in Communications.

Forestry & paper, personal & household goods, insurance brokers, and retail

Max Belmont, CFA

Mr. Belmont joined the Adviser as a research analyst covering precious metals in April 2014. He began his career with Tradestar Capital as an equities trader. After receiving his MSc in 2010, he joined the private wealth division of Merrill Lynch in New York, where he spent three years as a general investment associate covering global equities. More recently he served as an analyst at U.S. Trust within the Investment Solutions Group. Mr. Belmont is a graduate of Nuertingen-Geislingen University in Germany, where he earned his MSc in International Finance with honors.

Mining (precious metals) and aerospace & defense

Kimball Brooker, Jr.

Mr. Brooker joined the Adviser in January 2009. He began his career in 1992 as a financial analyst at Lazard Freres & Co. and went on to join J.P. Morgan as an associate in the Investment Banking Department, specifically the billion dollar private equity fund Corsair. Following the completion of his MBA, Mr. Brooker returned to JPM and was named subsequently Chief Investment Officer of Corsair Funds and became a Managing Director thereafter. By 2006 he completed Corsair’s spin-off from JPM and successfully managed nearly $3 billion. Mr. Brooker is a graduate of the Yale University and was awarded his MBA from Harvard University in 1998. Mr. Brooker manages the Global Fund and Overseas Fund with Portfolio Manager Matthew McLennan and manages the U.S. Value Fund with Portfolio Managers Matthew McLennan and Matthew Lamphier.

Banks, commercial services, financial services and holding companies

Giorgio Caputo

Mr. Caputo joined the Adviser in September 2009. Mr. Caputo began his career in 1996 as a quantitative analyst in the Equity Derivatives Group at Lehman Brothers and later went on to join the Mergers and Acquisitions group at Credit Suisse, where he was a member of the Takeover Defense team. Previously Mr. Caputo was a Managing Director at JANA Partners, LLC, where he pursued value-oriented, equity and credit investments as an industry generalist. He is fluent in both the German and Italian languages. Mr. Caputo is a graduate of Princeton University and was awarded his MBA from Columbia Business School. Mr. Caputo manages the Global Income Builder Fund with Portfolio Managers Robert Hordon, Edward Meigs and Sean Slein.

Integrated oil & gas, containers & packaging, and delivery services

Mark Cooper, CFA

Mr. Cooper joined the Adviser in June 2014 as a senior research analyst covering oil field services, surface transportation and logistics. He also helps lead the Adviser’s effort to research small cap companies globally. Prior to joining the firm, Mr. Cooper had both research analyst and portfolio management responsibilities covering stocks globally at PIMCO. Before PIMCO, he was a Partner and Portfolio Manager at Omega Advisors where his research focused on industrials, basic materials, commodities, and opportunistic energy. Mr. Cooper’s background also includes past experience at Pequot Capital as a Research Analyst and JP Morgan as a Portfolio Manager in fixed income, commodities, and currency derivatives. For the last ten years, he has also taught Applied Value Investing at the The Heilbrunn Center for Graham & Dodd Investing at the Columbia Business School. Mr. Cooper has a BS from MIT and earned his MBA from Columbia Business School where he undertook the value investing program. He is a former U.S. Army officer.

Oil equipment services & distribution, railroads, transportation services, and automobiles & parts

Global Value and High Yield Teams	Principal Occupation(s) During Past 5 Years	Areas of Specialty

Manish Gupta

Mr. Gupta joined the Adviser in October 2009. Mr. Gupta began his career in the technology sector as an intern at Microsoft Corporation, and spent the following six years as a software engineer at Cisco Systems. Previously Mr. Gupta was an equity research analyst at Cantillon Capital Management, covering technology, professional and commercial services, transportation and select industrials. Prior to this, he interned as a financial services sector analyst at Fidelity Management and Research. Mr. Gupta is a graduate of the Institute of Technology BHU in Varanasi, India and was awarded his MBA from Columbia Business School. He also has an MS in computer science from University of Texas at Austin.

Software and hardware & equipment

Christian Heck, CFA

Mr. Heck joined the Adviser as a Research Analyst in September 2013. Prior to joining the Adviser, Christian spent time with Waterland Private Equity Investments, the Boston Consulting Group, and Paradigm Capital. Christian is a graduate of Wright State University and was awarded his MBA from Yale School of Management. Mr. Heck is fluent in German.

Retail, travel & leisure, pharmaceuticals, health care equipment & services, electronic & electrical equipment, industrial machinery, and mining (non-precious)

Robert Hordon, CFA

Mr. Hordon joined the Adviser in July 2001 as a risk arbitrage analyst and became a research analyst for First Eagle Funds in 2008. He previously worked as an Equity Research Associate at Credit Suisse First Boston. Mr. Hordon is a graduate of Princeton University and Columbia Business School. Mr. Hordon manages the Global Income Builder Fund with Portfolio Managers Giorgio Caputo, Edward Meigs and Sean Slein.

Construction, real estate, and retail

Lina Kabaria, CFA

Ms. Kabaria joined the Adviser in September 2015. Prior to joining the firm, Ms. Kabaria was a High Yield research analyst for J.P. Morgan covering the telecommunications and technology industries. Previously, she was a fixed income associate in J.P. Morgan Asset Management’s Private Placement Mortgage Fund group. She received her Bachelor of Science in Finance and Computer Science from Rutgers University.

Corporate credits for healthcare, paper and packaging, financials

Thomas Kertsos

Mr. Kertsos joined the Adviser in May 2014 as a senior research analyst covering gold and gold mining. Prior to joining the firm, Mr. Kertsos was an associate analyst covering precious metals and mining in the Global Research Group of Fidelity Management & Research. He earned his MSc in Accounting and Finance from the London School of Economics and Political Science and his BSc in Economics and Finance from Athens University of Economics and Business. Mr. Kertsos manages the Gold Fund with Portfolio Manager Matthew McLennan. Prior to that, he was an Associate Portfolio Manager of the Gold Fund since March 2015.

Mining (precious metals) and marine transportation

Kevin Kuzio, CFA

Mr. Kuzio joined the Adviser in December of 2011. Prior to joining the Adviser, he spent nine years as a senior credit analyst for Dwight Asset Management LLC, where he focused on both investment grade and high yield opportunities, serving as the Head of Credit Research for the last year. Previously, he spent five years at KDP Investment Advisors as a senior high yield analyst responsible for airlines and technology and media coverage. Prior to that, he served as senior vice president at Catalyst Financial Group. Mr. Kuzio received his B.Mus. from Susquehanna University and his MBA from Katz Graduate School of Business, University of Pittsburgh.

Corporate credits for technology, media and telecommunications, airlines, energy, coal, and entertainment

Matthew Lamphier, CFA

Mr. Lamphier joined the Adviser as a research analyst in May 2007. He previously worked at Merrill Lynch in Private Client Services, as an Equity Analyst at Security Capital Group, Northern Trust and, most recently, Trilogy Global Advisors. Mr. Lamphier is a graduate of the U.S. Air Force Academy and the University of Chicago Graduate School of Business. Mr. Lamphier manages the U.S. Value Fund with Portfolio Managers Matthew McLennan and Kimball Brooker, Jr. Prior to that he was an Associate Portfolio Manager of the U.S. Value Fund since 2011.

Industrials, energy/E&P, and transportation

Global Value and High Yield Teams	Principal Occupation(s) During Past 5 Years	Areas of Specialty

John Masi, CFA

Mr. Masi joined the Adviser in April 2012. He is a research analyst, covering commercial paper and assisting in research across sectors. Prior to joining the firm, Mr. Masi spent two years at Rudman Capital, a New York-based long/short equity hedge fund, where he was a generalist research analyst. John graduated from Harvard University with a BA in Physics.

Utilities, diversified industrials, commercial vehicles & trucks, infrastructure, and insurance

Matthew McLennan, CFA

Mr. McLennan joined the Adviser in September 2008 as the Head of the Global Value Team after having held various senior positions with Goldman Sachs Asset Management in London and New York. While at his predecessor firm for over fourteen years, Mr. McLennan was Co-Founder of Goldman Sachs’ Global Equity Partners where he managed a global equity portfolio for the firm’s private wealth management clients as well as a Co- Founder and Equity Chief Investment Officer of the Investment Strategy Group for Goldman Sachs’ private client business and a Managing Director of Goldman Sachs. Mr. McLennan is a graduate of the University of Queensland. He also serves on boards of various educational institutions and nonprofit organizations such as Harvard School of Public Health, Trinity School and The Library of America. Mr. McLennan manages the Global Fund and the Overseas Fund with Portfolio Manager Kimball Brooker, manages the U.S. Value Fund with Portfolio Managers Kimball Brooker and Matthew Lamphier, and manages the Gold Fund with Portfolio Manager Thomas Kertsos.

Head of the First Eagle Global Value Team

Edward Meigs, CFA

Mr. Meigs joined the Adviser in October 2011. Prior to joining the firm, he was a Portfolio Manager of the Dwight High Yield Fund at Dwight Asset Management Company LLC. Previously, he spent four years at Mount Washington Investment Group as a High Yield Portfolio Manager. Prior to that, he served as Vice President at Falcon Asset Management. He began his career at Wheat First as a Credit Analyst. Mr. Meigs received his B.A. from Occidental College and his MBA from the Kellogg Graduate School of Management at Northwestern University. Mr. Meigs manages the First Eagle High Yield Fund with Portfolio Manager Sean Slein, and manages the First Eagle Global Income Builder Fund with Portfolio Managers Giorgio Caputo, Robert Hordon and Sean Slein.

Corporate credits for financials

Oanh Nguyen

Ms. Nguyen joined the Adviser in January 2007. Previously, Ms. Nguyen was a Research Analyst and Trader for Wyser-Pratte Management Co., an activist hedge fund focused on undervalued European equities. Ms. Nguyen also formerly worked at the U.S. Treasury Department as a Research Assistant for the International Affairs Group. She is a graduate of Wellesley College and the Fletcher School of Law and Diplomacy at Tufts University where she was a Woodrow Wilson Fellow.

Telecommunications and media

Sean Slein, CFA

Mr. Slein joined the Adviser in October 2011. Prior to joining the firm, he was a Portfolio Manager of the Dwight High Yield Fund at Dwight Asset Management Company LLC. Previously, he spent two years as a fixed income analyst in the private placement department of Allstate Insurance Company. He began his career on the floor of the Chicago Mercantile Exchange as an options strategist with Discount Corporation of New York Futures. Mr. Slein received his B.A. from the University of Notre Dame and his MBA from the University of Chicago Booth School of Business. Mr. Slein is a Portfolio Manager of the First Eagle High Yield Fund with Mr. Meigs, and a Portfolio Manager of the First Eagle Global Income Builder Fund with Mr. Caputo, Mr. Hordon and Mr. Meigs.

Corporate credits for utilities

Global Value and High Yield Teams	Principal Occupation(s) During Past 5 Years	Areas of Specialty

Elizabeth Tobin

Ms. Tobin rejoined the Adviser in May 2009. Ms. Tobin began her career in 1986 when she joined the First Eagle Global Fund (formerly SoGen International Fund) at Société Générale to work with Jean-Marie Eveillard as a Research Analyst. In 1998, Ms. Tobin became an Associate Portfolio Manager on First Eagle Global and Overseas Funds working alongside Jean-Marie Eveillard. While at First Eagle Ms. Tobin primarily covered the health care, consumer products, forest products, real estate, industrials, media, technology and holding companies sectors. In 2001 she left the Firm, and from 2002-2008 managed assets for select European private clients following the same value approach she had employed for 15 years at First Eagle. Ms. Tobin holds an undergraduate degree in comparative literature from the University of Paris and an MBA in International Finance from Fordham University.

Holding companies

Shan Wang

Ms. Wang joined the Adviser in May 2015. Prior to joining the firm, Ms. Wang worked as an equity research analyst with PIMCO covering technology, financials, consumer discretionary, and healthcare. Prior to that, she interned with Deutsche Bank and Barclays Capital in both equity and fixed income markets. She has a BS in Engineering from the University of Michigan and earned her MS in Computational Finance from Tepper School of Business at Carnegie Mellon University.

Smallcaps and transportation

Mark Wright, CFA

Mr. Wright joined the Adviser in July 2007. Previously, Mr. Wright was a Senior Analyst for Investment Banking at Dresner Capital Resources and, subsequently, spent 11 years at Morningstar as a Senior Analyst, Finance Consultant and Director of Tools & Portfolio Content. He is a graduate of the University of Chicago and the Sloan School of Management at MIT.

Food, tobacco, banks, credit cards & payments, and other financials

Conflicts of Interest

Personnel of the Adviser and/or Subadviser (including the Funds’ portfolio managers identified above) serve as portfolio managers to certain clients and unregistered investment companies that utilize an investment program that is substantially similar to that of a Fund managed by such person, including proprietary and related accounts. In addition, the Adviser and Subadviser currently serve, or may in the future serve, as investment adviser to other registered investment companies, unregistered investment companies or accounts (including proprietary accounts), some of which provide for incentive compensation (such as performance fees). Consequently, the Adviser’s and Subadviser’s investment management activities may present conflicts between the interests of a Fund and those of the Adviser and/or Subadviser and potentially among the interests of various accounts managed by the Adviser and/or Subadviser, principally with respect to allocation of investment opportunities among similar strategies. Although each of the Adviser and the Subadviser has adopted allocation procedures intended to provide for equitable treatment of all accounts over time, it is possible that circumstances may arise requiring case-by-case treatment and that each client account will not necessarily participate in the same transaction. The allocation procedures generally contemplate similar treatment for like accounts, with exceptions for various certain considerations, including primary allocations based on an account’s investment objective or investments in an asset class, tax position, cash management requirements, concentration tolerance or minimum investment size policies. At times a portfolio manager may determine that an investment opportunity may be appropriate for only some accounts or accounts managed by the Adviser or Subadviser and/or may take different positions with respect to a particular security. In these cases, the Adviser or Subadviser may execute differing or opposite transactions for one or more accounts, which may affect the market price or the execution of the transactions or both, to the detriment of one or more other accounts. Certain trading practices, such as consideration of research and brokerage services that may benefit the Adviser when selecting brokers, dealers or other execution parties, may give rise to conflicts of interests as discussed under the heading Portfolio Transactions and Brokerage. Conflicts also may be presented by Messrs. McLennan’s, Brooker’s, Lamphier’s, Kertsos’, Meigs’s, Slein’s, Caputo’s and Hordon’s portfolio manager compensation arrangements, in that they are not dependent on any particular level of investment performance. Generally, the portfolio managers have significant personal investments in the First Eagle Funds as a whole, but may not be invested in all of the Funds that they manage (and are not invested in one Fund or another to the same extent).

Conflicts of Interest Relating to Affiliates. The Adviser’s affiliation with The Blackstone Group, LP and Corsair Capital LLC (collectively, “Blackstone/Corsair”) requires the Adviser and the Subadviser to manage conflicts of interest associated with dealings the Funds may have with those businesses or funds, clients or portfolio companies associated with them. For example, should the Adviser or Subadviser wish to cause the Funds to execute portfolio transactions through broker-dealers associated with Blackstone/Corsair, the commercial reasonableness of the brokerage compensation associated with those trades would have to be assessed. Other dealings may be more completely restricted. For example, the Funds may not be able to buy or sell property directly to or from Blackstone/Corsair or their associated accounts. There also may be limits on participation in underwritings or other securities offerings by Blackstone/Corsair or their associated funds, accounts or portfolio companies. The breadth of these affiliations at times may require the Funds to abstain from or restructure an otherwise attractive investment opportunity.

Investments in portfolio companies associated with Blackstone/Corsair may be restricted by the 1940 Act. To the extent such investments are permitted and a Fund invests in such a portfolio company (a portfolio company generally referring to a company owned by private equity funds managed by Blackstone/Corsair), conflicts of interest may arise from the presence of Blackstone/Corsair representatives on the company board or the payment of compensation by the company to Blackstone/Corsair or an affiliate. There also may be instances where Blackstone/Corsair could be involved in bankruptcy proceedings of current investments or of issuers in which the Funds would otherwise invest, with potentially divergent interests as between the Funds and Blackstone/Corsair.

VOTING OF PROXIES

The Board of Trustees has delegated to the Adviser (and Subadviser in the case of Fund of America) the authority to vote proxies received by the Funds from the companies in which they invest (for this purpose, the “portfolio positions”). The Adviser and Subadviser have adopted policies and procedures (the “Policies”) regarding the voting of such proxies, which policies have been reviewed and approved by the Board of Trustees as appropriate to their management of the Funds’ assets. It is the policy of the Adviser and the Subadviser to vote client proxies in a manner that serves the best interest of the client.

The Policies provide for procedures that address conflicts of interest between the Adviser or Subadviser and a client with respect to voting proxies. With regard to the Adviser this may involve review of a proposed vote by their compliance personnel and, in certain circumstances, will require consultation with the client or its representative (the Board of Trustees, in the case of the Trust). The Adviser or Subadviser may abstain from voting from time to time when it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote or in other situations where voting may not be desirable.

The Adviser relies on Institutional Shareholder Services Inc., (“ISS”), a third party proxy voting service, for recommendations as to voting on particular issues and for technical assistance in tracking instances in which the Funds have the opportunity to vote and in transmitting voting instructions to the relevant corporate issuer or its proxy tabulation agents. The Adviser utilizes ISS as a resource to enable it to make better-informed proxy voting decisions and to limit the potential for conflicts in the proxy voting process. The Adviser has analyzed and determined the ISS Proxy Guidelines to be largely consistent with the views or the Adviser on various types of proxy proposals.

Therefore, in many cases, the voting recommendation of the third party service is followed. However, the Adviser may determine to vote a proxy in a manner other than the manner recommended by its proxy voting service provider. While other services may be relied on from time to time, including Glass, Lewis & Co., LLC, the Adviser relies principally on proxy voting services provided by ISS. General information about ISS voting recommendations is available on ISS’s website http://www.issgovernance.com (with separate voting “guidelines” listed for issuers in the U.S., Canada, Europe, Asia-Pacific and Japan — certain guidelines on that website, however, do not apply to ISS’s recommendations made for the Funds, such as those for pension plan investors and socially responsible investors).

In the case of the Subadviser, the Policies also establish guidelines under which the Subadviser generally will vote, either with or against management of a portfolio position on various routine matters (such as the election of directors/trustees, the appointment of auditors, and establishing the date and place: of an annual meeting, among others) in accordance with its internal Proxy Voting Guidelines, but will evaluate non-routine matters (such as compensation plans, changes in investment policies, and changes in voting rights, among others) on a case by case basis. The Summary of the Subadviser’s internal Proxy Voting Guidelines are attached as Appendix B.

Information regarding the proxy-voting record of the Trust for the most recent twelve-month period ended June 30 is available by calling the Trust at (800) 334-2143. This information also is available on the SEC’s website at http://www.sec.gov.

DISTRIBUTOR OF THE FUNDS’ SHARES

FEF Distributors, LLC serves as the Distributor of the Funds’ shares. FEF Distributors, LLC is a registered broker-dealer and a member of the Financial Industry Regulatory Authority (“FINRA”). FEF Distributors, LLC is a wholly-owned subsidiary of the Adviser. FEF Distributors, LLC’s principal business address is 1345 Avenue of the Americas, New York, NY 10105.

Each Fund pays the Distributor a Rule 12b-1 fee to cover expenses incurred by the Distributor for providing shareholder liaison services, including assistance with subscriptions, redemptions and other shareholder questions on Class A shares at the annual rate of up to 0.25% of the average daily net assets of each Fund’s outstanding Class A shares. Each Fund pays the Distributor Rule 12b-1 and service fees on Class C shares at the combined annual rate of up to 1.00% of the average daily net assets of each Fund’s outstanding Class C shares. The Fund of America pays the Distributor a Rule 12b-1 fee on Class Y shares at the annual rate of up to 0.25% of the average daily net assets of the Fund’s outstanding Class Y shares. These payments (other than service fees), which generally are made on a monthly basis, may also be used to cover expenses incurred by the Distributor for providing sales and promotional activities under the Funds’ Rule 12b-1 Plan, including the printing and distribution of sales literature and prospectuses sent to prospective investors. The Distributor also normally retains part of the initial sales charge as its underwriter’s allowance on sales of Class A shares, and when it does broker-dealers may be deemed to be underwriters as that term is defined under the 1933 Act. Pursuant to the Distribution and Services Agreements between the Distributor and the Trust, the Funds agree to indemnify the Distributor against certain liabilities under the 1933 Act.

The Funds’ Rule 12b-1 Plan is a compensation plan, which means that the Funds pay the Distributor for distributor services based on the net assets of Class C and Class A shares. The Distributor pays financial services firms’ fees for distributing the Class C and Class A shares (and Class Y shares for the Fund of America). The Class I shares of the Funds do not participate in the Plan.

Under the Rule 12b-1 Plan, for the 12-month period ended December 31, 2015, the Distributor (or its predecessor, another affiliate or related party of the Adviser) paid $171,989,384 to financial services firms as fees for distribution of Fund shares, $15,667,552 for compensation and overhead for internal marketing personnel, $599,707 for printing costs (for example, with respect to prospectuses for prospective investors or marketing materials for the Funds), $519,778 for payments to marketing consultants and for other professional services, and $3,355,779 for miscellaneous distribution-related costs. These payments aggregated $192,132,200, of which $173,600,622 was paid by the Distributor (or its predecessor) from amounts received by it under the Funds’ Rule 12b-1 Plan (which amounts included $1,611,238 retained by the Distributor (or its predecessor) under that Plan as fees for its own distribution activities on behalf of the Funds). The remainder of that aggregate amount was paid by the Distributor (or its predecessor) from its own assets.

A Fund may enter into arrangements with financial intermediaries to provide sub-transfer agent services and other related services (e.g., client statements, tax reporting, order-processing and client relations) that otherwise could be handled by the Fund’s transfer agent, DST Systems, Inc. (“DST”). As a result, these third parties may charge fees (sometimes called “sub-transfer agency fees”) to the Fund for these services so long as such compensation does not exceed certain limits set from time to time by the Board of Trustees in consultation with management. A Fund may compensate the institution rendering such services on a per-account basis, as an asset-based fee, based on transaction fees or other charges, or on a cost reimbursement basis, or in some cases, a combination of these inputs. (The Adviser, the Distributor or an affiliate may make additional payments to intermediaries for these and other services, and their payments may be based on the same or other methods of calculation. See “Revenue Sharing” below.) While the Adviser and the Distributor consider these sub- transfer agency fees to be payments for services rendered, they represent an additional business relationship between these sub-transfer agents and the Funds that often results, at least in part, from past or present sales of Fund shares by the sub-transfer agents or their affiliates. While sub-transfer agency fees and service levels are set in the market, there generally is limited comparative information available about them. The Funds and the Adviser also face certain conflicts of interest when considering these relationships in that the counterparty is both a prospective service provider and, typically, a distribution partner. The Adviser’s practice of paying sub-transfer agency fees above agreed limits as revenue sharing (as discussed further below) also creates conflicts of interest for the parties when considering sub-transfer agency relationships, and that is so both generally and in terms of the allocation of those fees between the Funds and the Adviser.

For the 12-month period ended December 31, 2015, total sub-transfer agency payments of this nature made by the Funds were approximately $52,581,709, comprising a substantial portion of the Funds’ ongoing expenses.

Additional payments relating to sub-transfer agency services may be paid by the Distributor, the Adviser or an affiliate out of its or their own resources which is sometimes considered a form of “revenue sharing” (as further discussed below). For the 12-month period ended December 31, 2015, $1,326,252 in additional sub-transfer agency payments were made by the Distributor, the Adviser or affiliates.

Revenue Sharing

The Distributor, the Adviser or an affiliate may, from time to time, out of its (or their) own resources, make substantial cash payments — sometimes referred to as “revenue sharing” — to broker-dealers or financial intermediaries for various reasons. These payments may support the delivery of services to the Funds or to shareholders in the Funds, including, without limitation, transaction processing and sub-accounting services. These payments also may serve as an incentive to sell shares of the Funds and/or to promote retention of customer assets in the Funds. As such, they may be made to firms that provide various marketing support or other promotional services relating to the Funds, including, without limitation, advertising, access on the part of the Distributor’s personnel to sales meetings, sales representatives and/or management representatives of the broker-dealer or other financial intermediary, as well as inclusion of the Funds in various promotional and sales programs. Marketing support services also may include business planning assistance, educating broker-dealer personnel about the Funds and shareholder financial planning assistance.

Revenue sharing also may include any other payment requirement of a broker-dealer or another third-party intermediary, including certain agreed upon “finder’s fees” as described in greater detail in the Prospectus. All such payments are paid by the Distributor, the Adviser or an affiliate of either out of its (or their) own resources and are in addition to any Rule 12b-1 payments described elsewhere in this Statement of Additional Information. Revenue sharing payments may be structured, among other means, (i) as a percentage of sales; (ii) as a percentage of net assets; (iii) as a flat fee per transaction; (iv) as a fixed dollar amount; or (v) as some combination of any of these. In many cases, they therefore may be viewed as encouraging sales activity or retention of assets in the Funds. Generally, any revenue sharing or other payments of the type just described will have been requested by the party receiving them, often as a condition of distribution, but are subject to negotiation as to their structure and scope.

The Distributor, the Adviser and/or an affiliate of either also pays from its (or their) own resources for travel and other expenses, including lodging, entertainment and meals, incurred by brokers or broker representatives related to diligence or informational meetings in which broker representatives meet with investment professionals employed by a Fund’s investment adviser, as well as for costs of organizing and holding such meetings. The Funds and/or such related parties to the Funds also may make payments to or on behalf of brokers or their representatives for other types of events, including sales or training seminars, and may provide certain small gifts and/or entertainment as permitted by applicable rules.

As of December 31, 2015, the parties with whom the Distributor, the Adviser and/or an affiliate of either have entered into written agreements to make revenue sharing payments with respect to the Funds are as follows (such payments not including, for this purpose, “finders’ fees” paid, the sub-transfer agency payments described above, and payments for entertainment, training and education activities for the brokers and broker representatives, their investment professionals and/or their clients or potential clients):

Parties Having Revenue Sharing Agreements
with the Distributor, the Adviser or an Affiliate

Ameriprise Financial Services, Inc.

Citigroup Global Markets, Inc.

LPL Financial LLC

Merrill, Lynch, Pierce, Fenner & Smith, Inc.

Morgan Stanley Smith Barney LLC

Raymond James & Associates, Inc.

Raymond James Financial Services, Inc.

RBC Capital Markets Corporation

UBS Financial Services, Inc.

Wells Fargo Advisors, Inc.

The above-listed revenue sharing counterparties may change from time to time. For the 12-month period ended December 31, 2015, total revenue sharing payments made to parties with whom the Distributor, the Adviser or an affiliate maintains a revenue sharing agreement represented approximately 0.04% of the average net assets across the First Eagle Funds complex.

Shareholders or prospective investors should be aware that revenue sharing arrangements or other payments to intermediaries could create incentives on the part of the parties receiving the payments to consider selling more shares of the Funds relative to mutual funds either not making payments of this nature or making smaller such payments. A shareholder or prospective investor with questions regarding revenue sharing or other such payments may obtain more details by contacting his or her broker representative or other financial intermediary directly.

Custodial Risks for Shares Held Through Financial Intermediaries

As described above, investors may purchase a Fund’s shares either through the Distributor or from selected securities dealers or other intermediaries authorized to effect those transactions. The manner in which these intermediary firms custody an investor’s Fund shares or provide instructions to the Fund concerning an investor’s shareholder account with the Fund will vary by firm. In addition, information or securities, such as Fund shares, held in the custody of an intermediary firm may be subject to risks of, among other things, misappropriation, cyber-attacks or other similar risks associated with internet security.

FUND SHARES

The shares of beneficial interests of the Trust are currently classified as Class A shares, Class C shares and Class I shares of the Global Fund, Class A shares, Class C shares and Class I shares of the Overseas Fund, Class A shares, Class C shares and Class I shares of the U.S. Value Fund, Class A shares, Class C shares and Class I shares of the Gold Fund, Class A shares, Class C shares and Class I shares of the Global Income Builder Fund, Class A shares, Class C shares and Class I shares of the High Yield Fund, and Class A shares, Class C shares, Class Y shares, and Class I shares of the Fund of America. All shares issued and outstanding are redeemable at net asset value at the option of shareholders. Shares have no preemptive or conversion rights.

The Board of Trustees is authorized to reclassify and issue any shares of the Trust without shareholder approval. Accordingly, in the future, the Trustees may create additional series or classes of shares with different investment objectives, policies or restrictions. Any issuance of shares of another series or class would be governed by the Investment Company Act and Delaware law. Each share of each Fund is entitled to one vote for each dollar of net asset value and a proportionate fraction of a vote for each fraction of a dollar of net asset value. Generally, shares of each Fund vote together on any matter submitted to shareholders, except when otherwise required by the Investment Company Act or when a matter does not affect any interest of a particular class, in which case only shareholders of such other class or classes whose interests may be affected shall be entitled to vote. Shareholders shall not be entitled to cumulative voting in the election of Trustees or on any other matter.

You may convert Class A shares of a Fund and Y shares of Fund of America having an aggregate value of $1 million or more into Class I shares of the same Fund. Class A shares of these Funds held through certain “wrap fee” programs and 401(k) plans also may be eligible to be converted to Class I shares of the same fund. You also may convert Class C shares of a Fund into Class A shares, Class I shares or (in the case of Fund of America only) Class Y shares of the same Fund, provided that such conversion is taking place in a broker-dealer sponsored fee-based or “wrap” account or for accounts investing through an investment adviser or financial planner who charges a consulting, management or other fee for its services. Only Class C shares held longer than 13 months may be converted.

All conversions will take place at net asset value and shall not result in the realization of income or gain for federal income tax purposes. Share conversion privileges may not be available for all accounts and may not be offered at all dealers or financial intermediaries. For additional information concerning conversions, or to initiate a conversion, contact your dealer, financial intermediary or the First Eagle Funds at (800) 334-2143.

A Fund may suspend redemption privileges or postpone the date of payment for any period during which: (1) the NYSE is closed for other than customary weekend and holiday closings or the SEC determines that trading on the NYSE is restricted; (2) an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to determine fairly the value of its assets; and (3) for such other periods as the SEC may permit.

Not all Trust shares are made generally available for purchase. Current share purchase restrictions apply to Overseas Fund shares and Fund of America Class Y shares, as further described in the Prospectus.

COMPUTATION OF NET ASSET VALUE

Each Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange is open for trading. As of the date of this Statement of Additional Information, the Exchange is closed on the following days: New Year’s Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share is computed by dividing the total current value of the assets of a Fund, less its liabilities, by the total number of shares outstanding at the time of such computation. The ongoing expenses of a Fund are treated as liabilities of a Fund for this purpose and therefore reduce a Fund’s net asset value. Generally, expenses that do not pertain specifically to a class are allocated to the shares of each class, based upon the percentage that the net assets of such class bears to a Fund’s total net assets and then pro rata to each outstanding share within a given class. Such expenses may include (1) management and administrative fees and expense reimbursements paid to the Adviser, (2) legal, bookkeeping and audit fees, (3) printing and mailing costs of shareholder reports, prospectuses, statements of additional information and other materials for current shareholders, (4) fees to the Trustees who are not affiliated with the Adviser, (5) third-party custodian, administrator, transfer agency and middle- and back-office expenses, (6) share issuance costs, (7) organization and startup costs, (8) interest, taxes and brokerage commissions, and (9) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include Rule 12b-1 distribution fees, shareholder servicing fees and fees paid to intermediaries for so-called sub-transfer agency fees, to the extent that such expenses pertain to a specific class rather than to a Fund as a whole.

A portfolio security (including an option), other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is normally valued at the price of the last sale on the exchange as of the close of business on the date on which assets are valued. If there are no sales on such date, such portfolio investment will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively). In the case of an option traded on a securities exchange for which a last sale price is not available, the mean of the last available bid-ask quotations on the exchange on which the security is primarily traded is used. Securities other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively), except if such unlisted security is traded on the NASDAQ in which case it is valued at its last sale price (or, if available in the case of NASDAQ securities, the NASDAQ Official Closing Price (“NOCP”)).

Commodities (such as physical metals) are valued at the spot price at 4:00 p.m. E.S.T. as provided by an independent pricing source. Forward currency contracts are valued at the current cost of covering or offsetting such contracts, by reference to forward currency rates as of 4:00 p.m. E.S.T.

All bonds, whether listed on an exchange or traded in the over-the-counter market for which market quotations are readily available, are generally priced at the evaluated bid prices provided by an approved pricing service or dealers in the over-the-counter markets in the United States or abroad. Short-term investments maturing in sixty days or less are valued at market price.

The 4:00 p.m. E.S.T. exchange rates typically are used to convert foreign security prices into U.S. dollars. Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the relevant quotation on the exchange or market deemed by the Adviser to be the primary trading venue for that security. In the absence of such a quotation, a security may be valued at the last quoted sales price on the most active exchange or market. The Funds use pricing services to identify the market prices of publicly traded securities in their portfolios. When market prices are determined to be “stale” as a result of limited market activity for a particular holding, or in other circumstances when market prices are unavailable, such as for private placements, or determined to be unreliable for a particular holding, such holdings may be “fair valued” in accordance with procedures approved by the Board of Trustees.

Additionally, with respect to foreign holdings, specifically in circumstances leading the Adviser to believe that significant events occurring after the close of a foreign market have materially affected the value of a Fund’s holdings in that market, such holdings may be fair valued to reflect the events in accordance with procedures approved by the Board. The determination of whether a particular foreign investment should be fair valued will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and security-specific events. Certain Funds with significant non-U.S. holdings have adopted procedures under which movements in the prices for U.S. securities (beyond specified thresholds) occurring after the close of a foreign market generally require fair valuation of securities traded on that foreign market. The values assigned to a Fund’s holdings therefore may differ on occasion from reported market values, especially during periods of higher market price volatility. The Trust and the Adviser believe relying on the procedures described above will result in prices that are more reflective of the actual market value of portfolio securities held by the Funds.

DISCLOSURE OF PORTFOLIO HOLDINGS

A Fund’s portfolio holdings are made public, as required by law, in the Fund’s annual and semi-annual reports. These reports are filed with the SEC and mailed to shareholders approximately 60 days after the last day of the relevant period. (In addition, these reports are available upon request as described on the front cover of this Statement of Additional Information.) Also as required by law, a Fund’s portfolio holdings are reported to the SEC approximately 60 days after the last day of the Fund’s relevant first or third fiscal quarterly period. Top position holdings (generally top-ten or top-five depending on the concentration represented), as well as certain statistical information relating to portfolio holdings such as country or sector breakdowns, are posted to the Funds’ website on a monthly basis within 30 days after the end of each month. These postings can be located behind the Portfolio tab on each Fund’s section of the website and generally are available for at least 30 days from their date of posting. Certain archived top holding postings are also available. As should be clear, because the Funds consider current portfolio holding information proprietary, such information is typically withheld for some time before being made public.

When authorized by appropriate executive officers of the Funds, portfolio holdings information may be given more frequently than as just described to third-party Fund service providers, financial intermediaries, various mutual fund rating and ranking organizations and certain affiliated persons of the Funds. As of the date of this Statement of Additional Information, these persons are limited to the Distributor, the Funds’ custodian (full portfolio daily, no lag) and internal and external (State Street Bank & Trust Co.) accounting personnel (full portfolio daily, no lag), third party legal advisers, the Funds’ independent registered public accounting firm, various portfolio management and/or trading systems, execution management systems and settlement systems (Charles River Development, Global Trading Analytics LLC, Electra Information Systems, SS&C Advent, GTSS, FX Connect and Omgeo) (disclosure may vary but may sometimes include full portfolio daily, no lag), ISS Governance (full portfolio weekly, no lag) and other proxy voting agents, Ashland Partners & Company LLP in connection to GIPS verification (disclosure may vary but include full portfolio at month-end, no lag), Command Financial Press Corporation and Merrill Corporation, in connection with financial printing (full portfolio quarterly, approximately 30-day lag), portfolio analytics software provider FactSet Research Systems (full portfolio daily, no lag—only advisory and advisory support personnel of the Adviser have access to the FactSet outputs derived from these disclosures), portfolio analytics software provider Vestek (a Thomson Financial company) (full portfolio monthly, 45-day lag—Vestek, in turn, makes this information available to Smith Barney, although internal Smith Barney controls prohibit dissemination to Smith Barney traders, brokers or clients information other than top-10 holdings and general portfolio statistics), and the following mutual fund rating/ranking organizations, whose further dissemination is subject to the subscription rules of these rating/ranking organizations: Morningstar (full portfolio month-end, 45-day lag), Lipper (full portfolio month-end, 45-day lag), Bloomberg (full portfolio semi-annually, 45-day lag), and CDA Weisenberger/Thomson Financial (full portfolio month-end, 45-day lag). On occasion the Funds may disclose one or more individual holdings to pricing or valuation services (or to broker-dealers acting as market makers) for assistance in considering the valuation of the relevant holdings. The Funds’ regular pricing and fair valuation services are Thomson Reuters, Interactive Data Corporation (IDC), Bloomberg L.P., Markit, JPMorgan Pricing Direct, Inc., and OTC Markets Group (all such services have access to some or all of the portfolio daily, no lag). The Funds will also disclose information regarding portfolio transactions, but not portfolio holdings, to SunGard Protegent PTA, a personal trading compliance system (daily, one-day lag), through portfolio transaction reports in which the Funds’ portfolio accounts are not identified.

Limited portfolio holdings information also may be released to other third parties. By way of example, portfolio holdings information concerning a security held by any of the Funds may be disclosed to the issuer of that security. Likewise, a trade in process or being contemplated may be discussed with counterparties, potential counterparties and others involved in the transaction.

In each of the cases described in the preceding paragraph, the information provided is subject to limitations on use intended to prohibit the recipient from trading on or inappropriately further disseminating it. As part of the internal policies and procedures, conflicts between the interests of the investors and those parties receiving portfolio information will be considered. In addition to the Funds’ policies and procedures in this area, a number of fund service providers maintain their own written procedures limiting use and further transmission of portfolio holdings information disclosed to them. Neither the Funds nor the Adviser (nor its affiliates) receives any compensation in connection with disclosure of information to these parties, and all such arrangements are pursuant to policies approved by the Board of Trustees, which has determined that they are appropriate and in the best interests of Fund shareholders. These Fund policies and procedures will be reviewed by the Trustees on an annual basis for adequacy and effectiveness, in connection with the Funds’ compliance program under Rule 38a-1 under the Investment Company Act. Related issues will be brought to the attention of the Trustees on an as appropriate basis.

The Funds or its affiliates may distribute non-specific information about the Funds and/or summary information about the Funds at any time. Such information will not identify any specific portfolio holding, but may reflect, among other things, the quality or character of a Fund’s holdings and portfolio attribution/contribution.

Additionally, the Adviser or its personnel from time to time may comment to the press, Fund shareholders, prospective investors or shareholder or investor fiduciaries or agents (orally or in writing) on one or more of the Funds’ portfolio securities or may state that the Funds recently purchased or sold one or more securities. This commentary also may include such statistical information as industry, country or capitalization exposure, credit quality information, specialized financial characteristics (alpha, beta, maturity, sharpe ratio, standard deviation, default rate, etc.), price comparisons to various measures, portfolio turnover and the like. No comments may be made, however, if likely to permit, in the sole judgment of the Adviser, inappropriate trading of Fund shares or of Fund portfolio securities.

HOW TO PURCHASE SHARES

The methods of buying and selling shares and the sales charges applicable to purchases of shares of a Fund are described in the Trust’s Prospectus. While sales charges for investors residing outside the United States may vary from those listed in the statutory prospectus, the Trust typically does not offer or sell its shares to non-U.S. residents. For purposes of this policy, a U.S. resident is defined as an account with (i) a U.S. address of record and (ii) all account owners residing in the U.S. at the time of sale. As stated in the Prospectus, shares of each Fund may be purchased at net asset value by various persons associated with the Trust, the Adviser, FEF Distributors, LLC, ASB Holdings, certain firms providing services to the Trust or affiliates thereof for the purpose of promoting good will with employees and others with whom the Trust has business relationships, as well as in other special circumstances. Shares are offered to other persons at net asset value in circumstances where there are economies of selling efforts and sales related expenses with respect to offers to certain investors.

DIVIDENDS AND DISTRIBUTIONS

It is each Fund’s policy to make periodic distributions of net investment income and net realized capital gains, if any. Unless you elect otherwise, your ordinary income dividends and capital gain distributions will be reinvested in additional shares of the same share class of the Fund at net asset value calculated as of the payment date. The Funds pay ordinary income dividends and capital gains distributions on a per-share basis. As a result, on the ex-dividend date of such a payment, the net asset value of the Funds will be reduced by the amount of the payment.

As a supplement to their annual distributions of net investment income and net realized capital gains (which are intended to assure compliance with Subchapter M of the Code), certain Funds make regular distributions of net investment income throughout the year. In particular, Global Income Builder Fund intends to make regular, quarterly distributions, and High Yield Fund intends to make regular, monthly distributions.

TAX STATUS

Each Fund has elected and intends to qualify annually as a “regulated investment company” under Subchapter M of the Code. In order to qualify as a regulated investment company for a taxable year, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, net income derived from an interest in a qualified publicly traded partnership (“PTP”), gains from the sale or other disposition of stock, securities or foreign currencies or other income (such as gains from options, futures or forward contracts) derived with respect to the business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of its assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer qualifying only if the Fund’s investment is limited to an amount not greater than 5% of the value of the Fund’s assets and not more than 10% of the voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are determined, under Treasury regulations, to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified PTPs; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends and interest net of expenses and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its tax-exempt interest income (net of certain costs allocable to such income) for the year.

Each Fund may invest in certain assets, such as gold bullion, that do not constitute “securities” for purposes of the regulated investment company qualification tests referred to in the previous paragraph and other assets, including various derivative and structured investment products the status of which as “securities” for such purposes may not be fully settled. Subject to the savings provisions described below, if a sufficient portion of a Fund’s assets were not stock or such securities or if a sufficient portion of a Fund’s gross income were not derived from stock or such securities for any taxable year, that Fund may fail to qualify as a regulated investment company for such taxable year.

If a Fund fails to qualify for taxation as a regulated investment company for any taxable year, the Fund’s income will be taxed at the Fund level at regular corporate rates. In addition, in order to requalify for taxation as a regulated investment company that is accorded special tax treatment, such Fund may be required to recognize unrealized gains, incur substantial taxes on such unrealized gains, and make certain substantial distributions. Although the Gold Fund did not qualify as a regulated investment company for its fiscal year ended October 31, 2013 due to significant non-qualifying income it earned on its investments in gold bullion made outside of the Cayman Subsidiary (as defined below), the Gold Fund believes that it should not incur a material amount of Fund-level federal income tax for such fiscal year because the Fund recognized losses that offset all or substantially all of the Fund’s gross income and realized gains. Under Subchapter C, the Gold Fund will be able to carry forward any net capital loss for its fiscal year ended October 31, 2013 for a period of five succeeding tax years. The Gold Fund believes that it qualified as a regulated investment company for its fiscal years ended October 31, 2014 and October 31, 2015. As already noted, and notwithstanding the Gold Fund’s treatment for its October 31, 2013 fiscal year, each Fund (including the Gold Fund) has elected and intends to qualify annually as a “regulated investment company” under the Code.

If a Fund were otherwise to fail to satisfy the gross income test for a taxable year, it would nevertheless be considered to satisfy such test if its failure to satisfy the gross income test were due to reasonable cause and not willful neglect and if it were to satisfy certain procedural requirements. A Fund would be subject to an excise tax if it were to rely on this savings provision in order to meet the gross income test.

In addition, if a Fund were otherwise to fail to satisfy the asset diversification test, it would nevertheless be considered to satisfy such test if either (a) the failure to satisfy the asset test were de minimis and the Fund were to satisfy the asset test within a prescribed time period or (b) the Fund’s failure to satisfy the asset diversification test were due to reasonable cause and not willful neglect, the Fund were to satisfy the test within a prescribed time period and the Fund were to satisfy certain procedural requirements. A Fund’s failure to satisfy the asset diversification test would be considered de minimis if it were due to the Fund’s ownership of assets the total value of which did not exceed the lesser of $10 million and 1 percent of the total value of the Fund’s assets at the end of the fiscal quarter in which the test was being applied. A Fund would be subject to an excise tax if it were to rely on the savings provision described in (b) of this paragraph in order to meet the asset diversification test.

As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains.

For purposes of determining the amount of its investment company taxable income and net capital gains that a Fund has distributed to its shareholders for a taxable year, each Fund may elect to treat certain distributions paid in the following taxable year as having been paid in the earlier taxable year. These distributions are called “spill back” dividends. As noted above, the Gold Fund did not qualify as a regulated investment company for its fiscal year ended October 31, 2013. If it was ultimately determined that this caused the Fund to be ineligible to treat the spill back dividends made during the fiscal year ending October 31, 2013 as having been paid during the fiscal year ending October 31, 2012, the Gold Fund and its shareholders could incur substantial federal income taxes and interest. The Gold Fund believes that its failure to qualify as a regulated investment company for the fiscal year ended October 31, 2013 should not have this result.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a non-deductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute during each calendar year an amount equal to or exceeding the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending on October 31 of the calendar year, and (3) 100% of any ordinary income and capital gains for the preceding year that were not distributed during that year. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

Finally, any foreign currency transactions that are not directly related to a Fund’s investments in securities (possibly including, but not limited to, speculative currency positions or currency derivatives not used for hedging purposes) could, under future administrative guidance issued by the Internal Revenue Service (the “IRS”), produce income not among the types of “qualifying income” from which the Fund must derive at least 90 percent of its annual gross income.

Each of the Global Fund, Overseas Fund, U.S. Value Fund and Gold Fund invests in certain precious metals and related contracts through a wholly-owned subsidiary (each, a “Cayman Subsidiary”). These Cayman Subsidiaries are First Eagle Global Cayman Fund, Ltd., First Eagle Overseas Cayman Fund, Ltd., First Eagle U.S. Value Cayman Fund, Ltd., and First Eagle Gold Cayman Fund, Ltd. Each of the Global Fund, Overseas Fund, U.S. Value Fund and Gold Fund is a “United States shareholder” with respect to such subsidiary, and the subsidiary is a “controlled foreign corporation” under the Code. As such, each of the Global Fund, Overseas Fund, U.S. Value Fund and Gold Fund is required to include in gross income all of its subsidiary’s “subpart F income,” including net gains from commodities, such as gold bullion. Each of the Global Fund, Overseas Fund, U.S. Value Fund and Gold Fund has obtained a private letter ruling from the IRS that such subpart F income will be considered qualifying income for purposes of the gross income test for qualification as a regulated investment company. The IRS has announced that it will no longer issue private letter rulings regarding the treatment of subpart F income from a wholly-owned foreign subsidiary as qualifying income, pending its consideration of broader guidance. Although the private letter ruling benefiting the Global Fund, Overseas Fund, U.S. Value Fund and Gold Fund currently remains in effect, either such broader guidance or future legislation or Treasury regulations could adversely affect the status of the subsidiary’s subpart F income as qualifying income.

Different tax treatment is accorded accounts maintained as IRAs, including a penalty on pre-retirement distributions that are not properly rolled over to other IRAs. Shareholders should consult their tax advisers for more information.

Dividends paid out of a Fund’s investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Provided that certain holding period requirements are met at the Fund and shareholder levels, certain dividends received by non-corporate shareholders (including individuals) from a Fund may be eligible for the reduced tax rates applicable in the case of long-term capital gains to the extent that the Fund receives “qualified dividend income” and reports a portion of its dividends as such in a written statement to shareholders. To the extent that a portion of a Fund’s income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction if so reported by the Fund in a written statement to shareholders. Any dividends paid by a Fund that are attributable to distributions from REITs will not qualify for the corporate dividends-received deduction. Furthermore, dividends attributable to distributions from REITs will generally not qualify for the reduced tax rates on certain Fund dividends earned by non-corporate shareholders (including individuals). Distributions of net capital gains derived from all sales of portfolio securities by a Fund, if any, reported as capital gains distributions, are generally taxable to individual shareholders at long-term capital gain rates, regardless of whether the shareholder has held the Fund’s shares for more than one year, and are not eligible for the dividends-received deduction. After the close of each fiscal year, each Fund will designate the portion of its dividends paid to shareholders constituting qualified dividend income, dividends eligible for the corporate dividends-received deduction, and capital gain dividends. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will recognize income and have a cost basis in each such share equal to the net asset value of a share of the Fund on the reinvestment date. Distributions in excess of a Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming the Fund shares are held as a capital asset). Collectible gains, such as gains on gold and silver bullion, held for less than one year, are taxable to a U.S. shareholder as short-term gains. Gains realized on collectibles held for greater than one year currently are subject to a maximum 28% tax rate. Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

Investments by a Fund in securities issued or acquired at a discount, or providing for deferred interest or payment of interest in the form of additional obligations could result in income to the Fund equal generally to a portion of the excess of the face value of the securities over their issue or acquisition price (the “original issue discount”) each year that the securities are held, even though the Fund receives no interest payments corresponding to such income. In addition, a Fund’s investment in foreign currencies or foreign currency denominated or referenced debt, certain asset-backed securities, section 1256 contracts (as described below) and, contingent payment and inflation-indexed debt instruments also may increase or accelerate a Fund’s recognition of income, including the recognition of taxable income in excess of the cash generated by such investments. Such income must be included in determining the amount of income which the Fund must distribute to maintain its status as a regulated investment company and to avoid the imposition of U.S. federal income tax and the 4% excise tax. In such case, the Fund could be required to dispose of securities which it might otherwise have continued to hold or borrow to generate cash to satisfy its distribution requirements.

A Fund that invests in debt instruments that are at risk of or are in default may become subject to special tax issues regarding when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent it may take deductions for bad debts or worthless securities, how payments received on defaulted instruments should be allocated between principal and income, and whether exchanges or modifications of debt instruments are taxable. These and other issues related to at-risk debt instruments may also affect the amount of income that a Fund is required to distribute to preserve its status as a regulated investment company and to avoid becoming subject to federal income or excise tax.

A Fund’s gains and losses on the sale, lapse, or termination of options that it holds will generally have the same character as gains and losses from the sale of the security to which the option relates. If options written by a Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. A Fund may also have short-term capital gains and losses associated with closing transactions with respect to options written by the Fund. If call options written by a Fund are exercised, the selling price of the security to which the option relates is increased by the amount of the premium received by the Fund, and the character of the capital gain or loss on the sale of such security as long-term or short-term depends on the security’s holding period. Upon the exercise of a put held by a Fund, the premium initially paid for the put is offset against the amount received for the security sold pursuant to the put thereby decreasing any gain (or increasing any loss) realized on the sale. Generally, such gain or loss is capital gain or loss, the character of which as long-term or short-term depends on the holding period of the security. However, the purchase of a put option may be subject to the short sale rules or straddle rules for U.S. federal income tax purposes.

In general, gain or loss on a short sale is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a Fund.

Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Fund for more than one year.

Certain regulated futures, nonequity options, and foreign currency contracts in which the Funds may invest are “section 1256 contracts.” Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are “marked-to-market” (that is, treated as sold at fair market value), resulting in unrealized gains or losses being treated as though they were realized.

Generally, the hedging transactions undertaken by the Funds (including, for example, the ownership of stocks and the sale of options) may result in “straddles” for U.S. federal income tax purposes. The straddle rules may cause certain gains to be treated as short-term rather than long-term and may cause certain losses to be treated as long-term rather than short-term. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized and certain interest expenses may be required to be capitalized. In addition, dividends, if any, on the stocks held as part of a straddle would not qualify for the lower rate generally applicable to “qualified dividend income.” The tax consequences to these Funds of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gains realized by a Fund which is taxed as ordinary income when distributed to shareholders. To the extent that the call options that a Fund writes on its portfolio securities are “qualified covered call options,” the holding of the call options and the underlying securities will generally not be treated as a “straddle” subject to the straddle rules except in the case of certain positions which are closed by the Fund in part at a loss in one year where gain is subsequently recognized by the Fund in a later year. In general, a “qualified covered call option” is an option that is written (sold) with respect to stock that is held or acquired by a taxpayer in connection with writing the option and that meets certain requirements, including that the option is exchange-traded or, if over-the-counter, meets certain IRS requirements, is granted more than 30 days prior to expiration, is not “deep-in-the-money” (within the meaning of Section 1092 of the Code), is not granted by an options dealer (within the meaning of Section 1256(g)(8) of the Code) in connection with the options dealer’s activity of dealing in options, and gain or loss with respect to such option is not ordinary income or loss. If a Fund owns stock and writes a qualified covered call option that is in-the-money (but not “deep-in-the-money”), certain losses may be treated as long-term rather than short-term and the holding period of the stock will not include any period during which the Fund is the grantor of the option thereby impacting the amount of income that can qualify for the lower rate applicable to “qualified dividend income.”

Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If any of these Funds makes any of such elections, the amount, character and/or timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to them as ordinary income or long-term capital gains, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Notwithstanding any of the foregoing, a Fund may recognize gain from a constructive sale of certain “appreciated financial positions” if generally the Fund enters into a short sale or offsetting notional principal contract with respect to, or a futures or a forward contract to deliver, the same or substantially identical property or, in the case of an appreciated financial position that is a short sale, an offsetting notional principal contract or a futures or forward contract, if the Fund acquires the same or substantially identical property as the underlying property for the position. Appreciated financial positions subject to this constructive sale treatment are interests (including options, forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions that are closed before the end of the 30th day after the end of the taxable year in which the transaction was entered into if the taxpayer holds the appreciated financial position throughout the 60 day period beginning on the date the transaction is closed and at no time during this 60 day period is the taxpayer’s risk of loss with respect to the appreciated financial position reduced by certain circumstances.

If a Fund has long-term capital gain from a “constructive ownership transaction” with respect to any financial asset, the amount of such gain which may be treated as long-term capital gain by the Fund is limited to the amount of such gain which the Fund would have recognized if it had been holding such financial asset directly, rather than through a constructive ownership transaction, with any gain in excess of this amount being treated as ordinary income. In addition, any such gain recharacterized as ordinary income is treated as having been realized ratably over the duration of such constructive ownership transaction grossed up by an interest charge when reported in the year recognized. A constructive ownership transaction includes holding a long position under a notional principal contract with respect to, or entering into a forward or futures contract to acquire certain financial assets, or both holding a call option and granting a put option with respect to certain financial assets where such options have substantially equal strike prices and substantially contemporaneous maturity dates.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency or determined with reference to one or more foreign currencies and the time the Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency or determined with reference to one or more foreign currencies gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition thereof also are treated as ordinary income or loss. Generally gains or losses with respect to forward contracts, futures contracts, options or similar financial instruments (other than section 1256 contracts) which are denominated in a foreign currency or determined by reference to the value of one or more foreign currencies are treated as ordinary gains or losses, as the case may be. These gains or losses, referred to under the Code as “section 988” gains or losses, may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income. However, in certain circumstances, it may be possible to make an election to treat such gains or losses as capital gains or losses or as subject to the rules applicable to section 1256 contracts, rather than subject to section 988 treatment. Furthermore, if section 988 losses exceed other investment company taxable income generated by a Fund during a taxable year, the Fund’s distributions for the taxable year (including distributions made before such section 988 losses were recouped) would be treated as a return of capital to the Fund’s shareholders (rather than as dividends), thereby reducing the basis of each shareholder’s Fund shares and potentially resulting in a capital gain for any shareholder receiving a distribution greater than such shareholder’s adjusted tax basis in Fund shares (assuming such shares are held as a capital asset).

Upon the sale or other disposition of shares of a Fund, a shareholder may realize a capital gain or loss which may be eligible for reduced U.S. federal income tax rates, generally depending upon the shareholder’s holding period for the shares. Any loss recognized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less generally will be treated as a long-term capital loss to the extent of any distributions received by the shareholder with respect to such shares that are treated as long-term capital gains. No gain or loss will be recognized by a Fund shareholder on the conversion or exchange of a class of shares in the Fund to a different class of shares in the same Fund. A shareholder’s tax basis in the class of Fund shares acquired will be the same as such shareholder’s basis in the class of Fund shares converted, and the holding period in the class of Fund shares acquired will include the holding period for the converted Fund shares.

Certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Funds and net gains from the disposition of shares of the Funds. U.S. shareholders are urged to consult their own tax advisers regarding the implications of the additional Medicare tax resulting from an investment in the Funds.

Under certain circumstances the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies if shares of a Fund are exchanged within 90 days after the date they were purchased and the new shares are acquired without a sales charge or at a reduced sales charge prior to January 31 of the calendar year following the date of disposition of the original shares. In that case, the gain or loss recognized on the exchange will generally be determined by excluding from the tax basis of the shares exchanged the sales charge that was imposed on the acquisition of those shares to the extent of such reduction to the sales charge upon the exchange. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the initial sales charge. The portion of the initial sales charge that is excluded from the basis of the exchanged shares is instead treated as an amount paid for the new shares.

Each Fund may be subject to foreign withholding taxes on income and gains derived from its investments outside the United States. Such taxes would reduce the yield on the Funds’ investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign source income or foreign withholding taxes paid by the Fund that can be treated as income taxes under U.S. federal income tax principles, as respectively earned and paid by its shareholders. For any year that a Fund makes such an election, each of its shareholders will be required to include in computing its income its allocable share of such taxes paid by the Fund, and will be entitled, subject to certain limitations, to credit its share of such taxes against its U.S. federal income tax due, if any, or to deduct it (as an itemized deduction, in the case of individual shareholders) from its U.S. federal gross income, if any.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the amount of a shareholder’s U.S. federal income tax liability attributable to its foreign source taxable income. With respect to the Global Fund, the Overseas Fund and the Gold Fund, if such Fund is eligible to make the pass-through election described above and such election is in fact made, the source of the electing Fund’s income flows through to its shareholders. Certain gains from the sale of securities and certain foreign currency gains will not be treated as foreign source taxable income. In addition, this foreign tax credit limitation must be applied separately to certain categories of foreign source income; dividends from the Fund will be treated as either “passive category” or “general category” income for this purpose. As a consequence, some shareholders may not be able to claim a foreign tax credit for the full amount of their proportionate share of foreign taxes paid by a Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than “qualified passive income.” The foreign tax credit is disallowed with respect to foreign taxes withheld on dividends if the dividend paying shares are held by a Fund for less than 16 days (46 days in the case of preferred shares) during the 31-day period (91-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. If a Fund is not eligible to make the pass-through election described above, the foreign taxes it pays will reduce its income, if any, and distributions by the Fund will be treated as U.S. source income. Each shareholder will be furnished with a written statement as to whether, pursuant to the election described above, the creditable foreign taxes paid by the Fund will be treated as paid by its shareholders for that year and, if so, such statement will designate (i) such shareholder’s portion of the creditable foreign taxes paid to foreign countries and (ii) the portion of the Fund’s dividends and distributions that represents income derived from sources within such foreign countries. Shareholders of an eligible Fund would be required to include their proportionate share of foreign taxes paid by the Fund in their U.S. income tax returns as gross income, treat such proportionate share as taxes paid by them, and either deduct such proportionate share of taxes in computing their taxable incomes or, alternatively, claim such amounts as foreign tax credits against their U.S. income taxes. An election to deduct foreign taxes instead of claiming foreign tax credits applies to all foreign taxes paid or accrued in the relevant taxable year. No deduction for foreign taxes may be claimed by noncorporate shareholders who do not itemize deductions. A U.S. nonresident individual or non-U.S. corporation may be subject to U.S. withholding taxes on the gross income resulting from an eligible Fund’s election described above, but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder.

Investments by a Fund in stock of certain foreign corporations which generate mostly passive income, or at least half of the assets of which generate such income (referred to as “passive foreign investment companies” or “PFICs”), are subject to special tax rules designed to prevent deferral of U.S. taxation of the Fund’s share of the PFIC’s earnings. In the absence of certain elections to report these earnings on a current basis, regardless of whether the Fund actually receives any distributions from the PFIC, a Fund would be required to report certain “excess distributions” from, and any gain from the disposition of stock of, the PFIC as ordinary income. Such ordinary income would be allocated ratably to a Fund’s holding period for the stock. Any amounts allocated to prior taxable years would be taxable to the Fund at the highest rate of tax on ordinary income applicable in that year, increased by an interest charge at the rate prescribed for underpayments of tax. Amounts allocated to the year of the distribution or disposition would be included in the Fund’s net investment income for that year and, to the extent distributed as a dividend to the Fund’s shareholders, would not be taxable to the Fund.

A Fund may elect to mark to market its PFIC stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain and any gain from an actual disposition of the stock would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the stock would be reported as ordinary loss to the extent of any net gains reported as ordinary income in prior years. Alternatively, a Fund may be able to make an election, known as a qualified electing fund (“QEF”) election, in lieu of being taxable in the manner described above, to include annually in income its pro rata share of the ordinary earnings and net capital gain of the PFIC, regardless of whether it actually received any distributions from the PFIC. These amounts would be included in the Fund’s investment company taxable income and net capital gain which, to the extent distributed by the Fund as ordinary or capital gain dividends, as the case may be, would not be taxable to the Fund (but would be taxable to shareholders). In order to make a QEF election, a Fund would be required to obtain certain information from PFICs in which it invests, which in many cases may be difficult to obtain.

Each Fund may be required to withhold U.S. federal income tax currently at the rate of 28% from all distributions and gross sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or otherwise fail to comply with the applicable requirements of the backup withholding rules. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be allowed as a refund or a credit against the shareholder’s U.S. federal income tax liability, provided that the required information is timely furnished to the IRS.

Under legislation known as “FATCA” (the Foreign Account Tax Compliance Act), and applicable “intergovernmental agreements” entered into thereunder, ordinary dividends paid by the Funds and the gross proceeds of share redemptions and certain capital gains dividends they pay after December 31, 2018, to “foreign financial institutions” and certain other foreign entities will be subject to U.S. withholding tax at a rate of 30% unless various certification, information reporting, due diligence and other applicable requirements (different from, and in addition to, those described above) are satisfied. In general, no such withholding will occur with respect to a U.S. person or non-U.S. individual that timely provides the Fund with a valid IRS Form W-9 or applicable W-8, respectively. Payments that are taken into account as effectively connected income are not subject to these withholding rules. Foreign shareholders should consult their own tax advisors regarding FATCA and the application of these requirements to their investments in the Funds.

Ordinary income dividends paid by a Fund to shareholders who are non-resident aliens or foreign entities generally will be subject to a 30% U.S. withholding tax under existing provisions of the Code unless a reduced rate of withholding is provided under an applicable tax treaty. However, certain “interest-related dividends” and “short-term capital gain dividends” paid by a Fund to a foreign shareholder and reported as such are eligible for an exemption from U.S. withholding tax. Interest-related dividends generally are dividends derived from certain interest income earned by a Fund that would not be subject to U.S. withholding tax if earned by a foreign shareholder directly. Short-term capital gain dividends generally are dividends derived from the excess of a Fund’s net short-term capital gains over net long-term capital losses. The Funds do not intend to report interest-related or short-term capital gain dividends. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of U.S. withholding tax.

Since, at the time of an investor’s purchase of a Fund’s shares, a portion of the per share net asset value by which the purchase price is determined may be represented by realized or unrealized appreciation in the Fund’s portfolio or undistributed income of the Fund, subsequent distributions (or a portion thereof) on such shares may economically represent a return of his capital. However, such a subsequent distribution would be taxable to such investor even if the net asset value of his shares is, as a result of the distributions, reduced below his cost for such shares. Prior to purchasing shares of the Fund, an investor should carefully consider such tax liability which he might incur by reason of any subsequent distributions of net investment income and capital gains.

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions and redemptions of Fund shares. Also, the tax consequences to a foreign shareholder of an investment in a Fund may be different from those described above. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser is responsible for decisions to buy and sell securities, futures and options on securities, on indices and on futures for the Funds, the selection of brokers, dealers and futures commission merchants to effect those transactions and the negotiations of brokerage commissions, if any. Broker-dealers and futures commission merchants may receive brokerage commissions on Fund portfolio transactions, including options and the purchase and sale of underlying securities or futures positions upon the exercise of options. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law. (Generally, references in this section to the Adviser’s practices in respect of the Fund’s portfolio transactions and brokerage likewise apply to the practices of the Subadviser.)

Substantially all brokers through whom the Adviser executes orders provide proprietary research on general economic trends or particular companies. Selected brokers provide third-party research and brokerage services, that is, services obtained by the broker from a third party that the broker then provides to the Adviser. The Adviser may obtain quote and other market data information in this manner. Certain brokers may also invite investment personnel of the Adviser to attend investment conferences sponsored by such brokers.

Brokerage commissions generally are negotiated in the case of U.S. securities transactions, but in the case of foreign securities transactions may be fixed and may be higher than prevailing U.S. rates. Commission rates are established pursuant to negotiations with the executing parties based on the quantity and quality of the execution services.

The Adviser may utilize certain electronic communication networks (“ECNs”) in executing transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased.

Equity securities traded in over-the-counter markets, bonds, including convertible bonds, and loans are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriters, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments and U.S. government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid.

In placing orders for portfolio securities or futures, the Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. Within the framework of this policy, the Adviser will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of a Fund, the Adviser or the Adviser’s other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. In general, research and brokerage services obtained from brokers are used by the Adviser in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for a Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets may be smaller or larger than a Fund’s, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Adviser in providing investment management for a Fund. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the executing party in light of generally prevailing rates. In addition, the Adviser is authorized to pay higher commissions on brokerage transactions for the Fund to brokers in order to secure the research and investment services described above (sometimes referred to as “soft dollar” arrangements), subject to review by the Board of Trustees from time to time as to the extent and continuation of this practice. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Trustees.

Independent third-party research is an important component of the Funds’ investment selection process and is obtained through commission sharing arrangements (“CSAs”) or acquired through “step-out” transactions. The Adviser may enter into CSAs under which the Adviser may execute transactions through, and obtain third-party research from, a broker-dealer. Under a CSA, the Adviser may request that the broker-dealer allocate a portion of the commissions to another firm that provides research to the Adviser. To the extent that the Adviser engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

In addition, research and services may be acquired or received either directly from executing brokers-dealers, or indirectly through other brokers-dealers in step-out transactions or similar arrangements. A “step-out” is an arrangement by which an investment manager executes a trade through one broker-dealer, but instructs that entity to step-out all or a portion of the trade to another broker-dealer. This second broker-dealer will clear, settle, and receive commissions for, the stepped-out portion. The Adviser may use a step-out to compensate broker-dealers who provide proprietary research services to the Funds and/or other clients of the Adviser.

The Adviser may also receive research that is bundled either: directly with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer, or through step-out transactions with other broker-dealers. To the extent that the Adviser receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by the Adviser.

In purchasing and selling debt instruments, the Adviser ordinarily places transactions with a broker-dealer acting as principal for the instruments on a net basis, with no brokerage commission being paid by the client (although the price usually includes undisclosed compensation) and may involve the designation of selling concessions. Debt instruments may also be purchased from underwriters at prices which include underwriting fees. Any transactions placed through broker-dealers as principals reflect the spread between the bid and ask prices. Funds that invest exclusively or primarily in debt instruments may nonetheless benefit from research and services received through the use of commissions generated by Funds investing in equity securities.

A Fund may from time to time sell or purchase securities to or from companies or persons who are considered to be affiliated with that Fund solely because they are investment advisory clients of the Adviser or an affiliate. No consideration other than cash payment against prompt delivery at the then current market price of the securities will be paid to any person involved in those transactions. Additionally, all such transactions will be consistent with procedures adopted by the Board of Trustees.

The Funds, for the fiscal year ended October 31, 2015, paid total brokerage commissions of $20,919,593. This was paid in respect to transactions amounting to $17,324,366,142. For the same period there were no brokerage commissions (or options clearing charges) paid to a broker-dealer affiliate or related party of the Adviser. Of the total brokerage commissions paid during the fiscal year ended October 31, 2015, $19,628,593 (or 93.83%) were paid to firms which provided research, statistical or other services. The Funds have not separately identified a portion of such brokerage commissions as applicable to the provision of such research, statistical or other services.

CUSTODY OF PORTFOLIO

The Trust’s custodian and foreign custody manager for the Funds’ assets (and those of the Subsidiaries) is State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017-6204 serves as the Trust’s independent registered public accountant. PwC audits the Funds’ financial statements and renders its report thereon, which is included in the Annual Report to Shareholders.

FINANCIAL STATEMENTS

The Funds’ financial statements and notes thereto appearing in their Annual and Semi-Annual Reports to Shareholders for the fiscal year ended October 31, 2015 and semi-annual period ended April 30, 2015, and the reports of PwC, are incorporated by reference in this Statement of Additional Information. The Funds will furnish, without charge, a copy of the Annual Reports and/or Semi-Annual Reports to Shareholders on request. All such requests should be directed to First Eagle Funds, P.O. Box 219324, Kansas City, MO 64121-9324.

APPENDIX A

RATINGS OF INVESTMENT SECURITIES

The rating of a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Funds’ investment adviser believes that the quality of debt securities in which a Fund invests should be continuously reviewed. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The following is a description of the characteristics of ratings used by Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Corporation (“S&P”).

Moody’s Ratings

Aaa—Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “giltedge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

Aa—Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa bonds.

A—Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa—Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

C—Bonds which are rated C are the lowest rated class of bonds, and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P Ratings

AAA—Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

AA—Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in small degree.

A-1

A—Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB—Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for bonds in higher rated categories.

BB—B—CCC—CC—Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C—A C rating is assigned to bonds that are currently highly vulnerable to nonpayment, have payment arrearages allowed by the terms of the documents, or bonds of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. The C rating may be assigned to bonds on which cash payments have been suspended in accordance with relevant terms of the instrument.

D—Bonds rated D are in payment default. The D rating category is used when payments on a bond are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on a bond are jeopardized.

Plus (+) or minus (-)

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

A-2

APPENDIX B

IRIDIAN ASSET MANAGEMENT LLC

SUMMARY PROXY VOTING POLICIES

Iridian Asset Management LLC (“Iridian”) will vote proxies in all cases where it exercises voting authority over client securities. Iridian will vote proxies in a manner which it believes is in the best interests of clients and which will maximize shareholder value. The summary of Iridian’s proxy voting guidelines which follows seeks to set forth the general manner in which Iridian is likely to vote and should only be viewed as a guide. No set of guidelines can capture the entire universe of proxy issues which arise. Ultimately, all voting decisions are conducted on a case-by-case basis as each company’s unique set of circumstances distinguishes it from all others.

Iridian manages client assets in a variety of investment strategies and it may be the case that different strategies will choose to vote proxies differently. In unusual circumstances Iridian, within a particular investment strategy, may make different proxy voting decisions for different clients.

SUMMARY OF VOTING GUIDELINES

Auditors

Iridian generally will vote FOR proposals to ratify auditors provided there are no conflicts of interest and there is a belief that the opinion will be fair.

Board of Directors

Electing directors is the most important stock ownership right that shareholders can exercise. Shareholders should seek to elect directors who represent their interests and will act in a manner which will maximize the value of their ownership interest and who can ultimately be held accountable for their actions.

Iridian generally will vote FOR directors in an uncontested election after determining that any such director does not possess any attributes that Iridian believes may not be in the best interest of shareholders and does not maximize shareholder value. Generally, Iridian’s guidelines provide for supporting proposals for declassified boards, cumulative voting, majority voting, fixed board size, director stock ownership, board and committee independence, elimination of term limits and board inclusiveness. Iridian will assess open access (shareholder access) proposals on a CASE-BY-CASE basis.

Shareholder Rights

Shareholders should be provided with and maintain the ability to exercise their rights as owners of public companies. Based upon this premise, Iridian will generally vote FOR proposals which provide for confidential voting, the right to call special meetings as well as the ability to act by written consent.

Proxy Contests

Proxy contests play a valuable role in removing entrenched directors and creating a means for corporate change. Iridian will evaluate proxy contests pertaining to director nominees and strategic initiatives in contested elections on a CASE-BY-CASE basis. Proposals to reimburse solicitation expenses will generally be voted FOR in those situations where Iridian supports the dissidents.

Anti-Takeover Measures

Iridian’s strategy is to focus on identifying corporations in the process of change and views negatively those corporate policies that it believes may delay or otherwise encumber this process by preventing a takeover or entrenching current management.

Iridian generally will vote FOR proposals that will potentially ease the ability of a company to be acquired by a suitor and generally will vote FOR proposals eliminating supermajority vote requirements, proposals to redeem shareholder rights plans, the rescission of fair price provisions and the adoption of anti-greenmail charters.

Iridian generally will vote AGAINST dual-class exchange offers, dual class recapitalizations and proposals to approve dual class structures.

Capital Structure

The administration of a company’s capital structure revolves around a variety of issues including the types of securities issued, dividend policy, taxes, opportunities for growth, ability to finance new projects internally, and the cost of obtaining additional capital. Generally, these decisions are best left to the board and senior management of the firm. Nonetheless, proposals surrounding capital structure must be scrutinized to ensure that some form of antitakeover mechanism is not involved.

Iridian generally will vote FOR proposals to reduce the par value of stock, increase the number of authorized shares, restore preemptive rights, stock splits, reverse stock splits, stock repurchase programs and the creation of preferred stock that cannot be used as a takeover defense.

Iridian generally will vote AGAINST proposals authorizing the creation or increase in “blank check” preferred stock and the elimination of shareholder preemptive rights.

Iridian will evaluate on a CASE-BY-CASE basis proposals for the reduction or elimination in authorized shares of either common or preferred stock and the creation of tracking stocks.

Mergers and Corporate Restructurings

Iridian will evaluate mergers, acquisitions and other corporate restructurings on a CASE-BY-CASE basis taking into consideration such factors as purchase price, financial and strategic benefits, conflicts and changes in governance structure. Ultimately decisions are based on whether a transaction is likely to result in the maximization of shareholder value.

Executive and Director Compensation

Iridian believes that executive and director compensation should be fair and ultimately linked to the performance of the company. The forms of compensation are too varied and numerous to allow Iridian to evaluate them on anything but a CASE-BY-CASE basis to determine if they are fair and will likely result in long term shareholder benefits.

Notwithstanding the foregoing, Iridian generally will vote FOR proposals which eliminate golden and tin parachutes, provide for “double trigger” and “modified double trigger” parachutes in a change of control scenario, implement ESOP’s and 401(k) plans, terminate retirement plans for non-employee directors, seek to implement a pay for superior performance standard, seek additional disclosure of executive and director pay information, enact clawback policies, require that severance agreements and executive compensation be submitted for shareholder vote and require the company to disclose all executive/consultant compensation.

Iridian generally will vote AGAINST proposals capping compensation, approving retirement benefits for non-executive directors and repricing of underwater stock options.

Iridian will evaluate on a CASE-BY-CASE basis shareholder proposals that the company be required to pay director’s fees only in the form of shares of stock of the company.

State of Incorporation

Iridian will evaluate on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes. As with Iridian’s view with regard to anti-takeover measures, takeover statutes, which may only serve to entrench current management, will not be viewed favorably. Iridian generally will evaluate on a CASE-BY-CASE basis proposals that a company reincorporate in another state.

Social/Environmental Issues

Social and Environmental issues may include consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

Iridian generally will vote on a CASE-BY-CASE basis, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value while considering multiple other factors surrounding any given proposal.

Miscellaneous

Iridian generally will vote FOR management proposals to change the corporate name, date/time/location of a corporate meeting or bylaw amendments of a housekeeping nature.

Iridian generally will vote AGAINST proposals for management to adjourn meetings or approve “other business” and shareholder proposals to change the date/time/location of a corporate meeting.

Iridian generally will evaluate on a CASE-BY-CASE basis for proposals to improve the disclosure of a company’s political contributions considering recent significant controversy or litigation related to the company’s political contributions or governmental affairs and the public availability of a policy on political contributions.

Iridian will evaluate on a CASE-BY-CASE basis proposals disallowing the company from making political contributions.

Iridian generally will vote AGAINST proposals for the publication in newspapers and public media the company’s political contributions and the requirement that the company provide lists of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company.

Iridian generally will vote AGAINST the requirement that the company report on foreign military sales or offsets.

MATERIAL CONFLICTS AND ABSTENTION

Should a material conflict arise between Iridian and a client with regard to the voting of proxies, Iridian will remove itself from the proxy voting decision-making process and will rely solely on the independent recommendation of Institutional Shareholder Services (“ISS”) as to how the proxy should be voted. ISS is an independent firm retained by Iridian that analyzes proxies and provides research and objective vote recommendations.

Generally, Iridian will not abstain from the voting of client proxies unless it determines that the abstention itself is in the best interests of the client such as where the costs of voting outweigh the benefits to the client.

INTERNAL CONTROLS

Iridian has implemented review procedures and controls to help ensure that proxies are voted in an appropriate and timely manner and that appropriate records are retained.

PART C

OTHER INFORMATION

Item 28. Exhibits

EXHIBIT
(a)	—	Declaration of Trust of Registrant.(5)
(b)	—	Amended and Restated By-Laws of the Registrant.(8)
(c)	—	Specimen Certificates representing shares of Common Stock ($.001 par value).(1)
(d)(1)	—	Investment Advisory Contract between the Registrant and First Eagle Investment Management, LLC (“FEIM”). Filed herewith.
(d)(2)	—	Investment Advisory Contract between the Registrant and FEIM with respect to First Eagle Fund of America. Filed herewith.
(d)(3)	—	Sub-advisory Agreement between FEIM and Iridian Asset Management LLC with respect to the First Eagle Fund of America. Filed herewith.
(d)(4)	—	Investment Advisory Contract between the Registrant and FEIM with respect to First Eagle High Yield Fund. Filed herewith.
(d)(5)	—	Investment Advisory Contract between the Registrant and FEIM with respect to First Eagle Global Income Builder Fund. Filed herewith.
(d)(6)	—	Investment Advisory Contract between FEIM and First Eagle Global Cayman Fund, Ltd. Filed herewith.
(d)(7)	—	Investment Advisory Contract between FEIM and First Eagle Overseas Cayman Fund, Ltd. Filed herewith.
(d)(8)	—	Investment Advisory Contract between FEIM and First Eable U.S. Value Cayman Fund, Ltd. Filed herewith.
(d)(9)	—	Investment Advisory Contract between FEIM and First Eagle Gold Cayman Fund, Ltd. Filed herewith.
(d)(10)	—	Investment Advisory Contract between the Registrant and FEIM with respect to First Eagle Absolute Return Fund.(17)
(d)(11)	—	Investment Advisory Contract between FEIM and First Eagle Absolute Return Cayman Fund, Ltd.(17)
(d)(12)	—	FEIM side letter with respect to FEIM investment management fee amendment for First Eagle Fund of America. Filed herewith.
(e)(1)	—	Underwriting Agreement between the Registrant and FEF Distributors, LLC. (“FEF Distributors”). Filed herewith.
(e)(2)	—	Form of Selling Group Agreement.(12)
(f)	—	Not applicable.
(g)(1)	—	Custody Agreement between the Registrant and State Street Bank and Trust Company.(6)
(g)(2)	—	Special Custody Agreement between the Registrant and HSBC Bank USA.(4)
(g)(3)	—	Transfer Agency and Registrar Agreement between the Registrant and DST Systems, Inc. Filed herewith.
(g)(4)	—	Investment Accounting Agreement between the Registrant and State Street Bank and Trust Company.(3)
(g)(5)	—	Tax Services Agreement between the Registrant and State Street Bank and Trust Company.(8)
(h)(1)	—	Fee Waiver Agreement between the Registrant (on behalf of First Eagle High Yield Fund) and FEIM.(15)
(h)(2)	—	Administrative Services Agreement between the Registrant (on behalf of First Eagle High Yield Fund) and FEIM. Filed herewith.
(h)(3)	—	Administrative Services Agreement between the Registrant (on behalf of First Eagle Global Income Builder Fund) and FEIM. Filed herewith.
(h)(4)	—	Fee Waiver and Expense Reimbursement Agreement between the Registrant (on behalf of First Eagle Absolute Return Fund) and FEIM.(14)
(h)(5)	—	Administrative Services Agreement between the Registrant (on behalf of First Eagle Absolute Return Fund) and FEIM.(17)
(h)(6)	—	Fee Waiver Agreement between the Registrant (on behalf of First Eagle U.S. Value Fund) and FEIM. Filed herewith.
(h)(7)	—	Fee Waiver Agreement between the Registrant (on behalf of First Eagle U.S. Value Cayman Fund) and FEIM. Filed herewith
(h)(8)	—	Amended and Restated Fee Waiver Agreement between the Registrant (on behalf of First Eagle High Yield Fund) and FEIM. Filed herewith.
(h)(9)	—	FEIM side letter with respect to FEIM operating expenses waiver for First Eagle Absolute Return Fund.(16)
(i)	—	Not applicable.
(j)(1)	—	Consent of PricewaterhouseCoopers LLP. Filed herewith.
(j)(2)	—	Shearman & Sterling LLP Opinion with respect to 2004 Reorganization.(7)
(j)(3)	—	Stradley Ronan Stevens & Young, LLP Opinion with respect to the tax consequences of the 2011 Reorganization.(11)
(j)(4)	—	Richards, Layton & Finger, P.A. Opinion with respect to the offering of shares of First Eagle High Yield Fund.(11)
(j)(5)	—	Richards, Layton & Finger, P.A. Opinion with respect to the offering of shares of First Eagle Absolute Return Fund.(14)
(k)	—	Not applicable.
(l)	—	Not applicable.
(m)	—	Rule 12b-1 Distribution Plan and Agreement between the Registrant and FEF Distributors. Filed herewith.
(n)	—	Amended and Restated Multiple Class Plan pursuant to Rule 18f-3.(13)
(o)	—	Not applicable.
(p)	—	Code of Ethics.(15)
(q)(1)	—	Power of Attorney.(10)
(q)(2)	—	Powers of Attorney.(14)

(1) Incorporated herein by reference to Pre-Effective Amendment No. 2 filed on or about August 30, 1993.

(2) Reserved.

(3) Incorporated herein by reference to Post-Effective Amendment No. 13 filed on or about February 28, 2001.

(4) Incorporated herein by reference to Pre-Effective Amendment No. 20 filed on or about December 27, 2002.

(5) Incorporated herein by reference to Post-Effective Amendment No. 23 filed on or about December 30, 2004.

(6) Incorporated herein by reference to Post-Effective Amendment No. 25 filed on or about February 27, 2006.

(7) Incorporated herein by reference to Post-Effective Amendment No. 26 filed on or about February 27, 2007.

(8) Incorporated herein by reference to Post-Effective Amendment No. 28 filed on or about February 26, 2009.

(9) Incorporated herein by reference to Post-Effective Amendment No. 31 filed on or about February 24, 2010.

(10) Incorporated herein by reference to Post-Effective Amendment No. 37 filed on or about October 14, 2011.

(11) Incorporated herein by reference to Pre-Effective Amendment No. 1 on Form N-14 filed on or about November 28, 2011.

(12) Incorporated herein by reference to Post-Effective Amendment No. 44 filed on or about February 24, 2012.

(13) Incorporated herein by reference to Post-Effective Amendment No. 52 filed on or about March 1, 2013.

(14) Incorporated herein by reference to Post-Effective Amendment No. 62 filed on or about May 1, 2014.

(15) Incorporated herein by reference to Post-Effective Amendment No. 65 filed on or about February 25, 2015.

(16) Incorporated herein by reference to Post-Effective Amendment No. 67 filed on or about March 2, 2015.

(17) Incorporated herein by reference to Post-Effective Amendment No. 74 filed on or about February 26, 2016.

Item 29. Person Controlled or Under Common Control With Registrant

None.

Item 30. Indemnification

Reference is made to the provisions of Article Three, Section Seven and Article Seven, Section Two of Registrant’s Declaration of Trust, which document is incorporated herein by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A (File No. 811-7762) filed on December 30, 2004, together with the entirety of Article Six of Registrant’s Amended and Restated By-Laws, which document is incorporated herein by reference to Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A (File No. 811-7762) filed on February 26, 2009.

The general effect of these provisions, and related statutory indemnification benefits as may be available under Delaware or other applicable state or federal laws, is to protect trustees, officers, employees and agents of Registrant against legal liability and expenses incurred by reason of their service to Registrant. In accord with the foregoing, Registrant shall indemnify its trustees, officers, employees and agents against judgments, fines, penalties, settlements and expenses to the fullest extent authorized, and in the manner permitted, by applicable state and federal law.

In addition, the Registrant will maintain a trustees’ and officers’ errors and omissions liability insurance policy protecting directors and officers against liability for claims made by reason of any acts, errors or omissions committed in their capacity as trustees or officers. The policy will contain certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.

Item 31. Business and Other Connections of Investment Adviser

First Eagle Investment Management, LLC is the Registrant’s investment adviser. Its primary office is located at 1345 Avenue of the Americas, New York, New York, 10105. In addition to the Registrant, First Eagle Investment Management, LLC acts as investment adviser to First Eagle Variable Funds and to certain investment vehicles and accounts not subject to registration with the Securities and Exchange Commission.

First Eagle Investment Management, LLC is a wholly owned subsidiary of Arnhold and S. Bleichroeder Holdings, Inc. (“ASB Holdings”), a privately-owned holding company organized under the laws of the State of New York, which has a substantial amount of assets under management in the form of individual accounts, and, through the Adviser, fund accounts. In connection with another wholly owned subsidiary, FEF Distributors, LLC., a registered broker-dealer, and the principal underwriter to the Registrant, ASB Holdings is substantially involved in the distribution of mutual fund shares. The business and other connections of the Adviser’s directors and officers are as follows:

	Position with the	Business and Other
Name	Adviser	Connections

John P. Arnhold	Chief Investment Officer and Director

Director, Arnhold and S. Bleichroeder Holdings, Inc.; Chairman, CEO and Director, FEF Distributors, LLC; President and Trustee, First Eagle Funds and First Eagle Variable Funds; Chairman and Director, Arnhold Ceramics; Director, The Arnhold Foundation; Director, The Mulago Foundation; Director, WNET.org; Trustee, UC Santa Barbara Foundation; Director, Educational Broadcasting Corporation; Trustee Emeritus, Trinity Episcopal Schools Corp.; Trustee, Vassar College; Trustee, Jazz at Lincoln Center; Managing Member, New Eagle Holdings Management Company, LLC; Director, First Eagle Amundi SICAV; prior to March 2015, Co-President, Co-CEO Arnhold and S. Bleichroeder Holdings, Inc.; prior to November, 2011, Director Aquila International Fund, Limited; Prior to September, 2011, Director, Quantum Endownment Fund

Michael M. Kellen	Director	Director, Arnhold and S. Bleichroeder Holdings, Inc.; Director, FEF Distributors, LLC; Managing Member, New Eagle Holdings Management Company, LLC

Bridget A. Macaskill	President, Chief Executive Officer, Director

Director, Arnhold and S. Bleichroeder Holdings, Inc.; Board Member, Prudential plc; CREF Trustee, TIAA-CREF; Trustee, William T. Grant Foundation; Trustee, North Shore Alliance; previously until 2009, Independent Consultant appointed under the terms of the Global Research settlement, Merrill Lynch and Principal and Founder, BAM Consulting, LLC

Mark D. Goldstein	General Counsel and Senior Vice President

General Counsel and Secretary, Arnhold and S. Bleichroeder Holdings, Inc.; prior to July 2015, Chief Compliance Officer, First Eagle Funds and First Eagle Variable Funds; Director, First Eagle Amundi, SICAV; prior to March 2010, Chief Compliance Officer, Good Hope Advisers, LLC

Robert Bruno	Senior Vice President	President, FEF Distributors, LLC; Senior Vice President, First Eagle Funds and First Eagle Variable Funds

Lynn Perkins	Chief Financial Officer	Prior to February 2013, Managing Director and Global Chief Operating Officer, Credit Suisse Asset Management, Distribution

Albert Pisano	Chief Compliance Officer, Senior Vice President

Chief Compliance Officer, First Eagle Funds and First Eagle Variable Funds; Prior to June 30, 2014, Director and Chief Compliance Officer of Allianz Global Investors Fund Management LLC, and also served as Deputy Chief Compliance Officer for Allianz Global Investors U.S. LLC.

Iridian Asset Management LLC (“Iridian”), whose primary office is located at 276 Post Road West, Westport, Connecticut 06880, is the investment sub-adviser to the First Eagle Fund of America. Iridian provides investment management services to other registered and unregistered investment companies, institutional investors and individuals. The business and other connections of Iridian’s directors and officers are as follows:

	POSITION WITH	BUSINESS AND
NAME	IRIDIAN	OTHER CONNECTIONS

David L. Cohen	Co-President, Co-Chief Executive Officer, and Co-Chief Investment Officer

Harold J. Levy	Co-President, Co-Chief Executive Officer, and Co-Chief Investment Officer

Jeffrey M. Elliott	Chief Operating Officer, Chief Financial Officer and Secretary

Lane Steven Bucklan	General Counsel and Chief Compliance Officer

Additional information regarding both First Eagle Investment Management, LLC and Iridian is provided in the body of this Registration Statement on Form N-1A under the heading “Investment Advisory and Other Services.”

Item 32. Principal Underwriters

(a) FEF Distributors, LLC is the Registrant’s distributor (the “Distributor”). It also serves as principal underwriter for First Eagle Variable Funds.

(b) The positions and offices of the Distributor’s directors and officers who serve the Registrant are as follows:

Name and	Position and Offices	Position and Offices with
Business Address*	with Underwriter	Registrant

John P. Arnhold	CEO, Chairman and Director	President and Trustee
Robert Bruno	President	Senior Vice President
Mark D. Goldstein	Secretary	None
Joseph Tropeano	Chief Compliance Officer	None
Suzan J. Afifi	Vice President	Secretary and Vice President
Michael Luzzatto	Vice President	Vice President

* The address of each person named above is 1345 Avenue of the Americas, New York, New York 10105.

(c) The Registrant has no principal underwriter which is not an affiliated person of the Registrant.

Item 33. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained at the offices of the Registrant, 1345 Avenue of the Americas, New York, NY 10105 with the exception of certain accounts, books and other documents which are kept by the Registrant’s custodian, State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105 and registrar and shareholder servicing agent, DST Systems, Inc., P.O. Box 419324, Kansas City, Missouri, 64141-6324.

Item 34. Management Services

Not applicable.

Item 35. Undertakings

The Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a director, if requested to do so by the holders of at least 10% of a Fund’s outstanding shares, and that it will assist communication with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(a) or Rule 485(b) (as the case may be) under the Securities Act of 1933 and the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, as of the 26th day of February, 2016.

FIRST EAGLE FUNDS

By:	/s/ JOHN P. ARNHOLD
JOHN P. ARNHOLD
PRESIDENT

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE	CAPACITY	DATE

/s/ LISA ANDERSON*	Trustee	February 26, 2016
(LISA ANDERSON)

/s/ JOHN P. ARNHOLD*	Trustee	February 26, 2016
(JOHN P. ARNHOLD)

/s/ JEAN-MARIE EVEILLARD*	Trustee	February 26, 2016
(JEAN-MARIE EVEILLARD)

/s/ CANDACE K. BEINECKE*	Trustee	February 26, 2016
(CANDACE K. BEINECKE)

/s/ JEAN D. HAMILTON*	Trustee	February 26, 2016
(JEAN D. HAMILTON)

/s/ JAMES E. JORDAN*	Trustee	February 26, 2016
(JAMES E. JORDAN)

/s/ WILLIAM M. KELLY*	Trustee	February 26, 2016
(WILLIAM M. KELLY)

/s/ PAUL J. LAWLER*	Trustee	February 26, 2016
(PAUL J. LAWLER)

/s/ JOSEPH MALONE*	Chief Financial Officer	February 26, 2016
(JOSEPH MALONE)

*By:	/S/ SUZAN AFIFI
Suzan Afifi Power-of-Attorney

SIGNATURES

First Eagle Global Cayman Fund, Ltd., First Eagle Overseas Cayman Fund, Ltd., First Eagle U.S. Value Cayman Fund, Ltd. and First Eagle Gold Cayman Fund, Ltd. has duly cause this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York and State of New York, as of the 26th day of February, 2016.

FIRST EAGLE GLOBAL CAYMAN FUND, LTD. FIRST EAGLE OVERSEAS CAYMAN FUND, LTD. FIRST EAGLE U.S. VALUE CAYMAN FUND, LTD. FIRST EAGLE GOLD CAYMAN FUND, LTD.

SIGNATURE	CAPACITY	DATE

/s/ PETER HUBER*	Director	February 26, 2016
(PETER HUBER)

/s/ GLENN MITCHELL*	Director	February 26, 2016
(GLENN MITCHELL)

*By:	/S/ SUZAN AFIFI
Suzan Afifi Power-of-Attorney

Exhibit Index

EXHIBIT
(d)(1)	—	Investment Advisory Contract between the Registrant and FEIM.
(d)(2)	—	Investment Advisory Contract between the Registrant and FEIM with respect to First Eagle Fund of America.
(d)(3)	—	Sub-advisory Agreement between FEIM and Iridian Asset Management LLC with respect to the First Eagle Fund of America.
(d)(4)	—	Investment Advisory Contract between the Registrant and FEIM with respect to First Eagle High Yield Fund.
(d)(5)	—	Investment Advisory Contract between the Registrant and FEIM with respect to First Eagle Global Income Builder Fund.
(d)(6)	—	Investment Advisory Contract between FEIM and First Eagle Global Cayman Fund, Ltd.
(d)(7)	—	Investment Advisory Contract between FEIM and First Eagle Overseas Cayman Fund, Ltd.
(d)(8)	—	Investment Advisory Contract between FEIM and First Eagle U.S. Value Cayman Fund, Ltd.
(d)(9)	—	Investment Advisory Contract between FEIM and First Eagle Gold Cayman Fund, Ltd.
(d)(12)	—	FEIM side letter with respect to FEIM investment management fee amendment for First Eagle Fund of America.
(e)(1)	—	Underwriting Agreement between the Registrant and FEF Distributors.
(g)(3)	—	Transfer Agency and Registrant Agreement between the Registrant and DST Systems, Inc.
(h)(2)	—	Administrative Services Agreement between the Registrant (on behalf of First Eagle High Yield Fund) and FEIM.
(h)(3)	—	Administrative Services Agreement between the Registrant (on behalf of First Eagle Global Income Builder Fund) and FEIM.
(h)(6)	—	Fee Waiver Agreement between the Registrant (on behalf of First Eagle U.S. Value Fund) and FEIM.
(h)(7)	—	Fee Waiver Agreement between the Registrant (on behalf of First Eagle U.S. Value Cayman Fund) and FEIM.
(h)(8)	—	Amended and Restated Fee Waiver Agreement between the Registrant (on behalf of First Eagle High Yield Fund) and FEIM.
(j)(1)	—	Consent of PricewaterhouseCoopers LLP.
(m)	—	Rule 12b-1 Distribution Plan and Agreement between the Registrant and FEF Distributors.